   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON SEPTEMBER 22, 1997



                                                     1933 ACT FILE NO. 333-33651

                                                      1940 ACT FILE NO. 811-5570
================================================================================

                    U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-2
                        (Check appropriate box or boxes)


[  ] REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933


[X] PRE-EFFECTIVE AMENDMENT NO. 1

[  ] POST-EFFECTIVE AMENDMENT NO.
                                     AND/OR

[  ] REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

[X] AMENDMENT NO. 16


                                 NUVEEN PREMIUM
                          INCOME MUNICIPAL FUND, INC.
                EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER

                 333 WEST WACKER DRIVE, CHICAGO, ILLINOIS 60606
  ADDRESS OF PRINCIPAL EXECUTIVE OFFICES (NUMBER, STREET, CITY, STATE AND ZIP
                                     CODE)

                                 (312) 917-7700
               REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE

       GIFFORD R. ZIMMERMAN, ESQ.--VICE PRESIDENT AND ASSISTANT SECRETARY
                             333 WEST WACKER DRIVE
                            CHICAGO, ILLINOIS 60606
NAME AND ADDRESS (NUMBER, STREET, CITY, STATE AND ZIP CODE) OF AGENT FOR SERVICE

                          COPIES OF COMMUNICATIONS TO:

                DAVID A. STURMS                                  JOSEPH H. NESLER
       VEDDER, PRICE, KAUFMAN & KAMMHOLZ                         SIDLEY & AUSTIN
            222 NORTH LASALLE STREET                         ONE FIRST NATIONAL PLAZA
            CHICAGO, ILLINOIS 60601                          CHICAGO, ILLINOIS 60603

                 Approximate Date of Proposed Public Offering:
 As soon as practicable after the effective date of this Registration Statement

    If any of the securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. [ ]


    THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATES AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.


    INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS PROSPECTUS SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE.

================================================================================

                   NUVEEN PREMIUM INCOME MUNICIPAL FUND, INC.

                             CROSS REFERENCE SHEET

                               PART A--PROSPECTUS


                      ITEMS IN PART A OF FORM N-2                       LOCATION IN PROSPECTUS
                      ---------------------------                       ----------------------
Item  1.  Outside Front Cover                                  Cover Page
Item  2.  Inside Front and Outside Back Cover Page             Inapplicable
Item  3.  Fee Table and Synopsis                               Inapplicable
Item  4.  Financial Highlights                                 Financial Highlights
Item  5.  Plan of Distribution                                 Cover Page; Prospectus Summary; The
                                                               Auction; Underwriting
Item  6.  Selling Shareholders                                 Inapplicable
Item  7.  Use of Proceeds                                      Use of Proceeds; Investment Objective
                                                               and Policies
Item  8.  General Description of the Registrant                Cover Page; Prospectus Summary; The
                                                               Fund; Investment Objective and Policies;
                                                               Description of MuniPreferred;
                                                               Description of Common Stock
Item  9.  Management                                           Prospectus Summary; Management of the
                                                               Fund; Custodian, Transfer Agent,
                                                               Dividend Disbursing Agent and Redemption
                                                               Agent
Item 10.  Capital Stock, Long-Term Debt, and Other Securities  Capitalization; Investment Objective and
                                                               Policies; Description of MuniPreferred;
                                                               The Auction; Description of Common
                                                               Stock; Certain Provisions in the
                                                               Articles of Incorporation; Tax Matters
Item 11.  Defaults and Arrears on Senior Securities            Inapplicable
Item 12.  Legal Proceedings                                    Inapplicable
Item 13.  Table of Contents of the
          Statement of Additional Information                  Table of Contents for the Statement of
                                                               Additional Information


                  PART B--STATEMENT OF ADDITIONAL INFORMATION

                                                                       LOCATION IN STATEMENT OF
                      ITEMS IN PART B OF FORM N-2                       ADDITIONAL INFORMATION
                      ---------------------------                      ------------------------
Item 14.  Cover Page                                           Cover Page
Item 15.  Table of Contents                                    Cover Page
Item 16.  General Information and History                      Inapplicable
Item 17.  Investment Objective and Policies                    Investment Objective and Policies;
                                                               Certain Trading Strategies of the Fund;
                                                               Portfolio Transactions
Item 18.  Management                                           Management of the Fund; Portfolio
                                                               Transactions
Item 19.  Control Persons and Principal Holders of Securities  Management of the Fund; Certain Owners
                                                               of Record
Item 20.  Investment Advisory and Other Services               Management of the Fund; Experts
Item 21.  Brokerage Allocation and Other Practices             Portfolio Transactions
Item 22.  Tax Status                                           Tax Matters
Item 23.  Financial Statements

                          PART C -- OTHER INFORMATION

Items 24-33 have been answered in Part C of this Registration Statement.

                             SUBJECT TO COMPLETION



NUVEEN LOGO     PRELIMINARY PROSPECTUS DATED SEPTEMBER 22, 1997

PROSPECTUS

                                  $125,000,000

                   NUVEEN PREMIUM INCOME MUNICIPAL FUND, INC.
     MUNICIPAL AUCTION RATE CUMULATIVE PREFERRED STOCK ("MUNIPREFERRED(R)")
                             1,000 SHARES SERIES M
                             1,000 SHARES SERIES T
                             1,000 SHARES SERIES W
                             1,000 SHARES SERIES TH
                             1,000 SHARES SERIES F

                    LIQUIDATION PREFERENCE $25,000 PER SHARE
                           -------------------------


    Nuveen Premium Income Municipal Fund, Inc. (the "Fund") is a closed-end, diversified management investment company. The Fund's investment objective is a high level of current income exempt from regular Federal income tax, consistent with preservation of capital. The Fund seeks to achieve this objective by investing in a diversified portfolio of investment grade tax-exempt Municipal Obligations. See "Investment Objective and Policies." No assurance can be given that the Fund's investment objective will be achieved. The Fund's principal office is located at 333 West Wacker Drive, Chicago, Illinois 60606, and its telephone number is (312) 917-7700. Investors are advised to read this Prospectus, which sets forth concisely the information about the Fund that a prospective investor ought to know before investing, and retain it for future
reference. A Statement of Additional Information dated            , 1997
containing additional information regarding the Fund has been filed with the Securities and Exchange Commission and is hereby incorporated by reference in its entirety into this Prospectus. A copy of the Statement of Additional
Information, the table of contents of which appears on page   of this
Prospectus, may be obtained without charge by calling the Fund at (800) 257-8787. In addition, the Securities and Exchange Commission maintains a web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference, and other information filed electronically with the Commission.



    The Fund is offering 1,000 shares of Series M MuniPreferred, 1,000 shares of Series T MuniPreferred, 1,000 shares of Series W MuniPreferred, 1,000 shares of Series TH MuniPreferred and 1,000 shares of Series F MuniPreferred. The shares of MuniPreferred offered hereby are referred to herein collectively as "New MuniPreferred." However, the offering of each series is independent of the offering of each other series, and no offering is contingent upon the closing of any other offering. Certain information presented in this Prospectus assumes that each offering is made and effected as contemplated, but there can be no assurance that this will be the case. The Fund currently has outstanding 2,800 shares of Series M MuniPreferred, 2,800 shares of Series T MuniPreferred, 2,800 shares of Series W MuniPreferred, 2,800 shares of Series TH MuniPreferred and 2,800 shares of Series F MuniPreferred. The shares of MuniPreferred currently outstanding are referred to herein collectively as "Existing MuniPreferred" and together with the New MuniPreferred, or each separately, are referred to as "MuniPreferred."

                                                     (continued on reverse side)

                           -------------------------

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES
   AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A
                               CRIMINAL OFFENSE.


(R) Registered trademark of John Nuveen & Co. Incorporated



======================================================================================================================
                                                                PRICE TO                               PROCEEDS TO
                                                                PUBLIC(1)         SALES LOAD(2)          FUND(3)
----------------------------------------------------------------------------------------------------------------------
Per Share................................................        $25,000                $                   $
----------------------------------------------------------------------------------------------------------------------
Total....................................................     $125,000,000              $                   $
======================================================================================================================


(1) Plus accumulated dividends, if any, from the Date of Original Issue.

(2) The Fund and Nuveen Advisory Corp. have agreed to indemnify the several Underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended.

(3) Before deducting costs payable by the Fund, estimated at $310,879.
                           -------------------------


    The shares of New MuniPreferred are offered by the several Underwriters named herein, subject to prior sale, when, as and if issued to and accepted by them and subject to approval of certain legal matters by counsel for the Underwriters. The Underwriters reserve the right to withdraw, cancel or modify such offer and to reject orders in whole or in part. It is expected that the shares of New MuniPreferred will be delivered to the Underwriters through the facilities of The Depository Trust Company as follows: Series M MuniPreferred on
or about Tuesday,                      ; Series T MuniPreferred on or about
Wednesday,                  ; on Series W MuniPreferred on or about Thursday,
                 ; on Series TH MuniPreferred on or about Friday,
                 ; and on Series F MuniPreferred on or about Monday,
                 .

                           -------------------------
MERRILL LYNCH & CO.

         BT ALEX.BROWN INCORPORATED

                  GOLDMAN, SACHS & CO.
                            JOHN NUVEEN & CO. INCORPORATED
                                     LEHMAN BROTHERS
                                            PAINEWEBBER INCORPORATED
                                                 PRUDENTIAL SECURITIES
                                                 INCORPORATED
                                                        SMITH BARNEY INC.
                           -------------------------

               The date of this Prospectus is             , 1997.

     Information contained herein is subject to completion or amendment. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This prospectus shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any State in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State.

(Continued from Cover)


     Dividends on shares of MuniPreferred, to the extent payable from tax-exempt income earned on the Fund's investments, will be exempt from regular Federal income tax in the hands of owners of such shares. All or a portion of the Fund's dividends may be subject to the Federal alternative minimum tax. In the past, the Fund made nonproportionate designations of dividends between its preferred stockholders and common stockholders such that dividends paid to holders of preferred stock were designated as exempt interest dividends to the extent such dividends did not exceed the Fund's exempt interest income under a special "grandfather" provision contained in Revenue Ruling 89-81. The Fund now intends to allocate proportionately the Fund's exempt interest income, investment company taxable income and net capital gain, if any, to both common and preferred stockholders. The Fund shall, in the case of a Minimum Rate Period or a Special Rate Period of 28 Rate Period Days or fewer, and may, in the case of any other Special Rate Period, give notice of the amount of any income taxable for Federal income tax purposes to be included in a dividend on shares of MuniPreferred in advance of the related Auction. See "The Auction--Auction Procedures." The amount of any such investment company taxable income and net capital gain allocable to shares of MuniPreferred will depend upon the amount of such income and gain realized by the Fund, but is not generally expected to be significant. See "Tax Matters."



     The dividend rate for shares of New MuniPreferred of a particular series for the initial Rate Period for such shares shall be equal to the dividend rate for shares of Existing MuniPreferred of the same series established in the first Auction for shares of such series preceding the date of issuance of such shares of New MuniPreferred. For each Subsequent Rate Period of such shares, the dividend rate for such shares will be the Applicable Rate for such shares in effect from time to time determined, except as described herein, on the basis of Orders placed in an Auction conducted on the Business Day preceding the commencement of such Subsequent Rate Period. The Applicable Rate for such shares that results from an Auction for any Rate Period for such shares will not exceed the Maximum Rate for such shares. The Broker-Dealers maintain a secondary trading market in shares of MuniPreferred outside of Auctions, but are not obligated to do so, and may discontinue such activity at any time. There can be no assurance that such secondary trading market in shares of MuniPreferred will provide owners with liquidity of investment. Shares may be transferred outside of Auctions only to a Broker-Dealer or such other persons as may be permitted by the Fund. See "The Auction -- Secondary Market Trading and Transfer of MuniPreferred." The shares of MuniPreferred of each series are redeemable by the Fund as described herein. See "Description of MuniPreferred -- Redemption."



     Dividends on shares of New MuniPreferred of a particular series shall accumulate at the Applicable Rate for shares of such series commencing as
follows: Series M MuniPreferred on Tuesday,                   ; Series T
MuniPreferred on Wednesday,                   ; Series W MuniPreferred on
Thursday,                   ; Series TH MuniPreferred on Friday,
                  ; and Series F MuniPreferred on Monday,                   .
Except as described herein, dividends shall be payable on shares of Series M
MuniPreferred on Tuesday,                   , and thereafter on each Tuesday;
Series T MuniPreferred on Wednesday,                   , and thereafter on each
Wednesday; Series W MuniPreferred on Thursday,                   , and
thereafter on each Thursday; Series TH MuniPreferred on Friday,
                  , and thereafter on each Friday; and Series F MuniPreferred on
Tuesday,                   , and thereafter on each Monday. Any Subsequent Rate
Period of shares of a series of MuniPreferred will be a Minimum Rate Period (7 Rate Period Days) unless the Fund, subject to certain conditions, designates such Subsequent Rate Period as a Special Rate Period. See "Description of MuniPreferred--Dividends and Dividend Periods--Designation of Special Rate Periods."

                               PROSPECTUS SUMMARY


     The following information is qualified in its entirety by reference to the more detailed information included elsewhere in this Prospectus and the Fund's Amended and Restated Statement Establishing and Fixing the Rights and Preferences of Municipal Auction Rate Cumulative Preferred Stock attached as Appendix A to this Prospectus (the "Statement"). Capitalized terms used but not defined herein shall have the meanings given to such terms in the Statement.


THE FUND


     Nuveen Premium Income Municipal Fund, Inc. (the "Fund") is a closed-end, diversified management investment company. See "The Fund." The Fund's shares of common stock, $.01 par value ("Common Stock"), are traded on the New York Stock Exchange under the symbol "NPI." See "Description of Common Stock." As of August 31, 1997, the Fund had 63,785,431 shares of Common Stock outstanding, 14,000 shares of Preferred Stock outstanding and net assets of $1,316,489,948.


INVESTMENT OBJECTIVE

     The Fund's investment objective is a high level of current income exempt from regular Federal income tax, consistent with preservation of capital. The Fund seeks to achieve this objective by investing in a diversified portfolio of investment grade tax-exempt Municipal Obligations. See "Investment Objective and Policies." No assurance can be given that the Fund's investment objective will be achieved. In seeking to achieve its investment objective, the Fund may employ certain trading strategies, such as financial futures and options transactions, subject to certain restrictions. See "Portfolio Transactions" in the Statement of Additional Information.

INVESTMENT ADVISER


     Nuveen Advisory Corp. (the "Adviser") acts as the Fund's investment adviser. The Adviser is a wholly-owned subsidiary of John Nuveen & Co. Incorporated, an investment banking firm that has specialized in the underwriting and distribution of tax-exempt securities throughout its history. See "Management of the Fund" and "Underwriting."


THE OFFERING


     The Fund is offering 1,000 shares of Series M MuniPreferred, 1,000 shares of Series T MuniPreferred, 1,000 shares of Series W MuniPreferred, 1,000 shares of Series TH MuniPreferred and 1,000 shares of Series F MuniPreferred, each at a purchase price of $25,000 per share. However, the offering of each series is independent of the offering of each other series, and no offering is contingent upon the closing of any other offering. Certain information presented in this Prospectus assumes that each offering is made and effected as contemplated, but there can be no assurance that this will be the case. Shares of MuniPreferred are being offered by the Underwriters listed under "Underwriting." Except as otherwise described herein, the rights and preferences of each series of MuniPreferred are identical.


DIVIDENDS AND DIVIDEND PERIODS

     The dividend rate for shares of New MuniPreferred of a particular series for the initial Rate Period for such shares shall be equal to the dividend rate for shares of Existing MuniPreferred of the same series established in the first Auction for shares of such series preceding the date of issuance of such shares of New MuniPreferred. For each Subsequent Rate Period of such shares, the dividend rate for such shares will be the Applicable Rate for such shares in effect from time to time determined, except as described herein, on the basis of Orders placed in an Auction conducted on the Business Day preceding the commencement of such Subsequent Rate Period. The Applicable Rate for such shares that results from an Auction for any Rate Period for such shares will not exceed the Maximum Rate for such shares.

     Dividends on shares of New MuniPreferred of a particular series shall accumulate at the Applicable Rate for shares of such series commencing as
follows: Series M MuniPreferred on Tuesday,                   ; Series T
MuniPreferred on Wednesday,                   ; Series W MuniPreferred on
Thursday,                   ; Series TH MuniPreferred on Friday,
                  ; and Series F MuniPreferred on Monday,                   .
Except as described herein, dividends shall be payable on shares of Series M
MuniPreferred on Tuesday,                   , and thereafter on each Tuesday;
Series T MuniPreferred on Wednesday,                   , and thereafter on each
Wednesday; Series W MuniPreferred on Thursday,                   , and
thereafter on each Thursday; Series TH MuniPreferred on Friday,
                  , and thereafter on each Friday; and Series F MuniPreferred on
Tuesday,                   , and thereafter on each Monday. Any Subsequent Rate
Period of shares of a series of MuniPreferred will be a Minimum Rate Period (7 Rate Period Days) unless the Fund, subject to certain conditions, designates such Subsequent Rate Period as a Special Rate Period. See "Description of MuniPreferred -- Dividends and Dividend Periods -- Designation of Special Rate Periods."


TAXATION


     Dividends on shares of MuniPreferred, to the extent payable from tax-exempt income earned on the Fund's investments, will be exempt from regular Federal income tax in the hands of owners of such shares. All or a portion of the Fund's dividends may be subject to the Federal alternative minimum tax. In the past, the Fund made nonproportionate designations of dividends between its preferred stockholders and common stockholders such that dividends paid to holders of preferred stock were designated as exempt interest dividends to the extent such dividends did not exceed the Fund's exempt interest income under a special "grandfather" provision contained in Revenue Ruling 89-81. The Fund now intends to allocate proportionately the Fund's exempt interest income, investment company taxable income and net capital gain, if any, to both common and preferred stockholders. The Fund shall, in the case of a Minimum Rate Period or a Special Rate Period of 28 Rate Period Days or fewer, and may, in the case of any other Special Rate Period, give notice of the amount of any income taxable for Federal income tax purposes to be included in a dividend on shares of MuniPreferred in advance of the related Auction. See "The Auction -- Auction Procedures." The amount of any such investment company taxable income and net capital gain allocable to shares of MuniPreferred will depend upon the amount of such income and gain realized by the Fund, but is not generally expected to be significant. See "Tax Matters."


RATINGS

     It is a condition to the issuance of shares of New MuniPreferred of each series that such shares be issued with a rating of "aaa" from Moody's or AAA from S&P. See "Description of MuniPreferred -- Rating Agency Guidelines."

REDEMPTION

     Unless the Fund waives its right of redemption with respect to shares of a series of MuniPreferred in a notice establishing a Special Rate Period of such shares, shares of MuniPreferred of such series are redeemable by the Fund in whole or in part on the second Business Day preceding any Dividend Payment Date for such shares. Shares of MuniPreferred are redeemable by the Fund in whole under certain other circumstances. In the event the Fund does not timely cure a failure to meet certain rating agency guidelines, the Fund will be required to redeem certain shares of MuniPreferred. See "Description of MuniPreferred -- Redemption" and "-- Rating Agency Guidelines."

LIQUIDATION PREFERENCE

     The liquidation preference of the shares of each series of New MuniPreferred will be $25,000 per share plus accumulated but unpaid dividends, if any, thereon. See "Description of MuniPreferred -- Liquidation."

VOTING RIGHTS

     The holders of Preferred Stock, including MuniPreferred, voting as a separate class, have the right to elect at least two directors at all times and to elect a majority of the directors in the event two years' dividends on the Preferred Stock are unpaid. In each case, the remaining directors will be elected by holders of shares of Common Stock and shares of Preferred Stock, including MuniPreferred, voting together as a single class. The holders of shares of Preferred Stock, including MuniPreferred, will vote as a separate class or classes on certain other matters as required under the Articles, the 1940 Act and Minnesota law. See "Description of MuniPreferred -- Voting Rights" and "Certain Provisions in the Articles of Incorporation."

SECONDARY MARKET TRADING

     The Broker-Dealers maintain a secondary trading market in shares of MuniPreferred outside of Auctions, but are not obligated to do so, and may discontinue such activity at any time. There can be no assurance that such secondary trading market in shares of MuniPreferred will provide owners with liquidity of investment. Shares may be transferred outside of Auctions only to a Broker-Dealer or such other persons as may be permitted by the Fund. See "The Auction -- Secondary Market Trading and Transfer of MuniPreferred."

                              FINANCIAL HIGHLIGHTS


     The table below shows financial information for the Fund, expressed in terms of one share outstanding throughout the period. The information in the table is covered by the report of Ernst & Young LLP except where noted. The report is contained in the Statement of Additional Information and is available from the Fund.


                             SIX
                            MONTHS                     YEAR ENDED 10/31
                            ENDED      -------------------------------------------------
                          4/30/97+++      1996         1995         1994         1993
                          ----------      ----         ----         ----         ----
Net asset value
 beginning of period....  $  14.960    $   15.110   $   14.140   $   16.300   $   15.790
OPERATING PERFORMANCE:
 Net investment income..       .573         1.158        1.235        1.256        1.431
 Net realized &
   unrealized gain
   (loss) from
   investments..........      (.173)        (.097)       1.006       (2.016)***     .612
Total from investment
 operations.............       .400         1.061        2.241        (.760)       2.043
DIVIDENDS FROM
 TAX-EXEMPT NET
 INVESTMENT INCOME:
 To Common
   shareholders.........      (.477)        (.965)      (1.056)      (1.172)      (1.364)
 To Preferred
   shareholders+........      (.094)        (.196)       (.215)       (.156)       (.169)
DISTRIBUTIONS FROM
 CAPITAL GAINS:
 To Common
   shareholders.........      (.029)        (.050)          --        (.072)          --
Total distributions.....      (.600)       (1.211)      (1.271)      (1.400)      (1.533)
Organization and
 offering costs and
 Preferred share
 underwriting
 discounts..............         --            --           --           --           --
Net asset value end of
 period.................     14.760        14.960       15.110       14.140       16.300
Per Common share market
 value end of period....     14.125        14.500       14.375       13.250       17.750
Total investment return
 on market value**......        .93%         8.24%       16.88%      (19.13)%      20.96%
Total return on net
 asset value**..........       2.06%         5.92%       14.84%       (5.88)%      12.33%
RATIOS/SUPPLEMENTAL
 DATA:
 Net assets end of
   period (in
   thousands)...........  $1,291,656   $1,304,192   $1,313,673   $1,252,208   $1,213,064
 Ratio of expenses to
   average net
   assets++.............        .76%*         .75%         .76%         .77%         .79%
 Ratio of net investment
   income to average net
   assets++.............       5.66%*        5.67%        6.13%        6.08%        6.28%
 Portfolio turnover
   rate.................          3%           16%          12%          15%          11%

                             FIVE
                            MONTHS               YEAR ENDED 5/31
                            ENDED      ------------------------------------   7/18/88 TO
                           10/31/92       1992         1991         1990       5/31/89
                           --------       ----         ----         ----      ----------
Net asset value
 beginning of period....  $   15.760   $   15.180   $   14.600   $   14.720   $   14.050
OPERATING PERFORMANCE:
 Net investment income..        .602        1.492        1.504        1.508        1.101
 Net realized &
   unrealized gain
   (loss) from
   investments..........        .023         .492         .532        (.115)        .741
Total from investment
 operations.............        .625        1.984        2.036        1.393        1.842
DIVIDENDS FROM
 TAX-EXEMPT NET
 INVESTMENT INCOME:
 To Common
   shareholders.........       (.516)      (1.135)      (1.080)      (1.080)       (.747)
 To Preferred
   shareholders+........       (.079)       (.269)       (.376)       (.433)       (.268)
DISTRIBUTIONS FROM
 CAPITAL GAINS:
 To Common
   shareholders.........          --           --           --           --           --
Total distributions.....       (.595)      (1.404)      (1.456)      (1.513)      (1.015)
Organization and
 offering costs and
 Preferred share
 underwriting
 discounts..............          --           --           --           --        (.157)
Net asset value end of
 period.................      15.790       15.760       15.180       14.600       14.720
Per Common share market
 value end of period....      15.875       16.250       15.375       15.000       14.875
Total investment return
 on market value**......         .73%       13.32%       10.14%        8.39%        4.38%
Total return on net
 asset value**..........        3.46%       11.72%       11.88%        6.74%       10.44%
RATIOS/SUPPLEMENTAL
 DATA:
 Net assets end of
   period (in
   thousands)...........  $1,173,329   $1,167,042   $1,127,103   $1,090,365   $1,089,152
 Ratio of expenses to
   average net
   assets++.............         .78%*        .66%         .65%         .65%         .62%*
 Ratio of net investment
   income to average net
   assets++.............        6.33%*       6.71%        6.97%        6.98%        6.92%*
 Portfolio turnover
   rate.................           2%           2%           1%           4%           7%


-------------------------
  * Annualized.

 ** Total Investment Return on Market Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in stock price per share. Total Return on Net Asset Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in net asset value per share.

*** Includes ($.187) effect of the Fund's Rights Offering of shares as a price below NAV and costs of the offering.

  + The amounts shown are based on Common share equivalents.

 ++ Ratios do not reflect the effect of dividend payments to Preferred shareholders.

+++ Unaudited.

     The following information with respect to the Fund's Preferred Shares is presented for fiscal years ended 1989 through 1996:



                                   TOTAL NUMBER OF                             LIQUIDATION
                                       SHARES             ASSET COVERAGE        PREFERENCE          AVERAGE MARKET
       FISCAL PERIODS                OUTSTANDING           PER SHARE(a)         PER SHARE         VALUE PER SHARE(b)
       --------------             -----------------      ----------------      ------------      --------------------
7/18/88 to 5/31/89                      3,500                $311,186            $100,000              $100,000
Year Ended 5/31/90                      3,500                 311,533             100,000               100,000
Year Ended 5/31/91                      3,500                 322,029             100,000               100,000
Year Ended 5/31/92                      3,500                 333,440             100,000               100,000
5 Mos. Ended 10/31/92                   3,500                 335,237             100,000               100,000
Year Ended 10/31/93                     3,500                 346,590             100,000               100,000
Year Ended 10/31/94                     3,500                 357,774             100,000               100,000
Year Ended 10/31/95                    14,000                  93,834              25,000(c)             25,000
Year Ended 10/31/96                    14,000                  93,157              25,000                25,000


-------------------------

(a) Calculated by dividing net assets by the number of Preferred Shares outstanding.



(b) By their terms, the dividend rates on Preferred Shares, before the conversion to MuniPreferred as described below under "The Fund", were reset every twenty eight days (every seven days in the case of Series E) by a remarketing agent at a rate designed to result in a remarketing at liquidation preference per share of $100,000 or $25,000, as the case may be.



(c) Represents the 4 for 1 stock split described below under "The Fund."

                                    THE FUND


     Nuveen Premium Income Municipal Fund, Inc. (the "Fund") is a closed-end, diversified management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund was incorporated under the laws of the State of Minnesota on April 15, 1988. In 1988, the Fund issued an aggregate of 50,000,000 shares of common stock, par value $.01 per share ("Common Stock"), pursuant to the initial public offering thereof and commenced its operations. The Fund's Common Stock is traded on the New York Stock Exchange (the "Exchange") under the symbol "NPI." In November 1988, the Fund issued an aggregate of 3,500 shares of Remarketed Preferred Stock with a liquidation preference of $100,000 per share (the "Preferred Shares"). In January, 1994, the Fund issued rights to subscribe for an aggregate of 17,695,926 additional shares of Common Stock. 30,187,275 rights were subscribed for, which were converted into 10,062,425 shares of Common Stock. On August 10, 1995, the Fund conducted a 4-for-1 preferred stock split which was effected by means of the division of each outstanding share of Remarketed Preferred Stock into four shares, with a liquidation preference of $25,000 per share, for an aggregate of 14,000 Preferred Shares. On August 12, 1997 the terms of the Fund's preferred stock were amended, converting the Preferred Shares into MuniPreferred. The Fund's principal office is located at 333 West Wacker Drive, Chicago, Illinois 60606, and its telephone number is (312) 917-7700.


                                USE OF PROCEEDS

     The net proceeds of this offering will be approximately $123,282,871 after payment of the sales load and estimated offering costs.


     The net proceeds of the offering will be invested in accordance with the Fund's investment objective and policies as stated below. It is presently anticipated that the Fund will be able to invest substantially all of the net proceeds in Municipal Obligations that meet that objective and these policies at or shortly (within six to eight weeks) after the completion of the offering. To the extent that all of the proceeds cannot be so invested, pending such investment, they will be invested in high quality, short-term tax-exempt money market securities or in high quality Municipal Obligations with relatively low volatility (such as pre-refunded and intermediate-term securities), to the extent such securities are available. If necessary to invest fully the net proceeds of the offerings immediately, the Fund may also purchase, as temporary investments, short-term taxable investments of the type described in the Statement of Additional Information under "Investment Objective and Policies -- Portfolio Investments," the income on which is subject to regular Federal income tax.

                                 CAPITALIZATION
                                  (UNAUDITED)


     The following table sets forth the capitalization of the Fund as of August 31, 1997 and as adjusted to give effect to the issuance of the shares of New MuniPreferred offered hereby.



                                                                  ACTUAL         AS ADJUSTED
                                                                  ------         -----------
Shareholders' Equity:
  Preferred Stock, $25,000 stated value per share, at
     liquidation value; 1,000,000 shares authorized (14,000
     shares issued and 19,000 shares issued, as adjusted,
     respectively)..........................................  $  350,000,000    $  475,000,000
  Common Stock, $.01 par value per share; 200,000,000 shares
     authorized, 63,785,431 shares outstanding*.............         637,854           637,854
  Paid-in surplus...........................................     903,352,774       901,635,645
  Balance of undistributed net investment income............         826,572           826,572
  Accumulated net realized gain (loss) from investment
     transactions...........................................       4,468,034         4,468,034
  Net unrealized appreciation of investments................      57,204,714        57,204,714
                                                              --------------    --------------
          Net Assets........................................  $1,316,489,948    $1,439,772,819
                                                              ==============    ==============


---------------

* None of these outstanding shares are held by or for the account of the Fund.

                       INVESTMENT OBJECTIVE AND POLICIES

INVESTMENT OBJECTIVE


     The Fund's investment objective is to provide, through investment in a professionally managed portfolio of investment grade tax-exempt Municipal Obligations, a high level of current income exempt from regular Federal income tax, consistent with preservation of capital.


PORTFOLIO INVESTMENTS


     Except to the extent the Fund invests in temporary investments as described above under "Use of Proceeds" and in the Statement of Additional Information under "Investment Objective and Policies -- Portfolio Investments," the Fund will, as a fundamental policy, invest substantially all of its net assets in tax-exempt Municipal Obligations rated at the time of purchase within the four highest grades (Baa or BBB or better) by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Ratings Group, a division of McGraw-Hill, Inc. ("S&P") , or in unrated Municipal Obligations which, in the opinion of Nuveen Advisory Corp., the Fund's investment adviser (the "Adviser"), have credit characteristics equivalent to, and will be of comparable quality to, Municipal Obligations rated within the four highest grades by Moody's or S&P, provided that the Fund may not invest more than 20% of its net assets in such unrated Municipal Obligations. A general description of Moody's and S&P's ratings of Municipal Obligations is set forth in Appendix A to the Statement of Additional Information.



     The foregoing investment objective and policies are fundamental policies of the Fund and may not be changed without the approval of the holders of a majority of the outstanding shares of Common Stock and shares of Preferred Stock, including MuniPreferred, voting together as a single class, and of the holders of a majority of the outstanding shares of Preferred Stock, including MuniPreferred, voting as a separate class. For the purposes of the foregoing, "Investment Restrictions," below, and subparagraph (B) and the last sentence of the next to last paragraph under "Description of MuniPreferred -- Voting Rights," below, "majority of the outstanding," when used with respect to particular shares of the Fund, means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less. See "Description of MuniPreferred -- Voting Rights" for additional information with respect to the voting rights of holders of Preferred Stock.



     If current market conditions persist, the Fund expects to invest substantially all the net proceeds of this offering in Municipal Obligations which are rated within the three highest grades of the investment grade category and which may not be redeemed at the option of the issuer of any such Municipal Obligations for approximately seven to eight years from the date of purchase by the Fund. Subject to market availability, the Fund would likely seek to invest approximately 10% of the net proceeds of this offering in unrated Municipal Obligations.



     The Fund has not established any limit on the percentage of its portfolio that may be invested in Municipal Obligations subject to the alternative minimum tax provisions of Federal tax law, and a substantial portion of the income produced by the Fund may be includable in alternative minimum taxable income. Shares of MuniPreferred therefore would not ordinarily be a suitable investment for investors who are subject to the Federal alternative minimum tax. The suitability of an investment in shares of MuniPreferred will depend upon a comparison of the after-tax yield likely to be provided from the Fund with that from comparable tax-exempt investments not subject to the alternative minimum tax, and from comparable fully taxable investments, in light of each such investor's tax position. Special considerations apply to corporate investors. In addition, the dividends paid on shares of MuniPreferred during specified Rate Periods will include an allocated portion of any net capital gains or other income taxable for Federal income tax purposes realized by the Fund. See "Tax Matters."


MUNICIPAL OBLIGATIONS

     "Municipal Obligations" are debt obligations issued by states, cities and local authorities, and certain possessions and territories of the United States, to obtain funds for various public purposes, including the construction and maintenance of such public facilities as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Municipal Obligations may be issued include the refinancing of outstanding obligations and the obtaining of funds for general operating expenses and for loans to other public institutions and facilities. In addition, certain industrial development, private activity and pollution control bonds may be included within the term Municipal Obligations if the interest paid thereon qualifies as exempt from regular Federal income tax. Municipal Obligations in which the Fund will invest bear interest that, in the opinion of bond counsel to the issuer, is exempt from regular Federal income tax, although such interest may be subject to the Federal alternative minimum tax.

     The two principal classifications of Municipal Obligations are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds (e.g., industrial development bonds) are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Also included within the general category of Municipal Obligations are participations in lease obligations or installment purchase contract obligations of municipal authorities or entities.

     The yields on Municipal Obligations are dependent on a variety of factors, including the condition of the general money market and the Municipal Obligation market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The market value of Municipal Obligations will vary with changes in prevailing interest rate levels and as a result of changing evaluations of the ability of their issuers to meet interest and principal payments.


     The Fund may purchase and sell Municipal Obligations on a when-issued or delayed delivery basis. When-issued and delayed delivery transactions arise when securities are purchased or sold with payment and delivery beyond the regular settlement date. On such transactions the payment obligations are fixed at the time the buyer enters into the commitment. Beginning on the date the Fund enters into a commitment to purchase securities on a when-issued or delayed delivery basis, the Fund is required under the rules of the Securities and Exchange Commission (the "Commission") to maintain in a segregated account cash and liquid assets equal in value to the purchase price due on the settlement date. Income generated by assets in such a segregated account may be taxable. The commitment to purchase securities on a when-issued or delayed delivery basis may involve an element of risk because the value of the securities is subject to market fluctuation. No interest accrues to the purchaser prior to settlement of the transaction, and at the time of delivery the market value may be less than cost.


INVESTMENT RESTRICTIONS

     Except as described below, the Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the outstanding shares of Common Stock and Preferred Stock, including shares of MuniPreferred, voting together as a single class, and of the holders of a majority of the outstanding shares of Preferred Stock, including shares of MuniPreferred, voting as a separate class:


          (1) Issue senior securities, as defined in the 1940 Act, other than Preferred Stock, except to the extent such issuance might be involved with respect to borrowings described under subparagraph (3) under "Investment Objective and Policies -- Investment Restrictions" in the Statement of Additional Information or with respect to transactions involving futures contracts or the writing of options within the limits described in the Statement of Additional Information under "Certain Trading Strategies of the Fund -- Financial Futures and Options Transactions";


          (2) Invest more than 25% of its total assets in securities of issuers in any one industry; provided, however, that such limitation shall not be applicable to Municipal Obligations other than those Municipal Obligations backed only by the assets and revenues of non-governmental users, nor shall it apply to Municipal Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

          (3) Invest in securities other than Municipal Obligations and temporary investments as described above under "Use of Proceeds" and in the Statement of Additional Information under "Investment Objective and Policies -- Portfolio Investments"; and

          (4) Invest more than 5% of its total assets in securities of any one issuer, except that this limitation shall not apply to securities of the U.S. Government, its agencies and instrumentalities or to the investment of 25% of its total assets.

     Notwithstanding subparagraphs (1) and (3) above, restrictions imposed by Moody's or S&P, or both, on engaging in futures and options transactions as described in the Statement of Additional Information under "Certain Trading Strategies of the Fund -- Financial Futures and Options Transactions," are not fundamental policies and may be changed by the Fund from time to time without shareholder approval; provided, however, that if Moody's or S&P, or both, are rating the shares of MuniPreferred, the Fund must receive written confirmation from Moody's or S&P, or both, as appropriate, that such change would not impair the ratings then assigned by Moody's and S&P to shares of MuniPreferred.

     See "Investment Objective and Policies -- Investment Restrictions" in the Statement of Additional Information for a description of additional fundamental and non-fundamental policies of the Fund.

                             MANAGEMENT OF THE FUND

DIRECTORS AND OFFICERS


     The management of the Fund, including general supervision of the duties performed by the Adviser under its investment management agreement with the Fund, is the responsibility of its Board of Directors (the "Board"). There are eight directors of the Fund, two of whom are "interested persons" (as defined in the 1940 Act) and six of whom are "disinterested persons." The names and business addresses of the directors and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under "Management of the Fund" in the Statement of Additional Information.


INVESTMENT ADVISER

     Nuveen Advisory Corp. (the "Adviser"), 333 West Wacker Drive, Chicago, Illinois 60606, acts as the investment adviser for, and manages the investment and reinvestment of the assets of, the Fund. The Adviser also administers the Fund's business affairs, provides office facilities and equipment and certain clerical, bookkeeping and administrative services, and permits any of its officers or employees to serve without compensation as directors or officers of the Fund if elected to such positions.

     The Adviser was organized in 1976 and is a wholly-owned subsidiary of John Nuveen & Co. Incorporated ("Nuveen"), 333 West Wacker Drive, Chicago, Illinois 60606. Founded in 1898, Nuveen currently sponsors 102 investment company portfolios (including the Fund), having approximately $37 billion of assets under management. Nuveen is a subsidiary of The John Nuveen Company which, in turn, is a majority-owned subsidiary of The St. Paul Companies, Inc., a management company of St. Paul, Minnesota, principally engaged in providing property-liability insurance through subsidiaries.


     Pursuant to an investment management agreement between the Adviser and the Fund, the Fund has agreed to pay for the services and facilities provided by the Adviser an annual management fee, payable on a monthly basis, in an amount equal to .6500 of 1% of the first $125,000,000 of the Fund's average daily net assets (i.e., the average daily value of the Fund's total assets, including assets attributable to the Preferred Stock, less the accrued liabilities of the Fund),
 .6375 of 1% of the next $125,000,000 in net assets, .6250 of 1% of the next $250,000,000 in net assets, .6125 of 1% of the next $500,000,000 in net assets,
 .6000 of 1% of the next $1,000,000,000 in net assets and .5875 of 1% in excess of $2,000,000,000 in net assets. The Fund paid aggregate management fees of $8,045,628 for the fiscal year ended October 31, 1996, for an effective management fee rate of .62% per annum.



     In addition to the fee of the Adviser, the Fund pays all other costs and expenses of its operations, including compensation of its directors (other than those affiliated with the Adviser), custodian, transfer and dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of repurchasing shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.

PORTFOLIO MANAGEMENT


     The Adviser places orders for the purchase and sale of portfolio securities for the Fund. Consistent with Rule 10f-3 under the 1940 Act, portfolio securities may be purchased from Nuveen or its affiliates. Since the date of its inception, overall portfolio management strategy for the Fund has been determined by the Adviser under the general supervision and direction of Thomas
C. Spalding, Jr., a Vice President of the Adviser and of the Fund. Mr. Spalding has been employed by Nuveen since 1976 and by the Adviser since 1978, and has managerial responsibility with respect to all Nuveen open-end and exchange-traded funds managed by the Adviser. Since July 1989, the day-to-day management of the Fund, including credit analysis and the execution of portfolio transactions, has been the responsibility of J. Thomas Futrell, a Vice President of the Adviser since February 1991. Prior thereto he served as Assistant Vice President from August 1988 to February 1991 and Assistant Portfolio Manager from April 1986 to August 1988. Mr. Futrell is a Chartered Financial Analyst. He currently manages eleven Nuveen-sponsored investment companies. See "Management of the Fund -- Directors and Officers" in the Statement of Additional Information for additional information about Mr. Futrell.


                          DESCRIPTION OF MUNIPREFERRED

     The following is a brief description of the terms of the shares of New MuniPreferred. This description does not purport to be complete and is subject to and qualified in its entirety by reference to the more detailed description of the shares of MuniPreferred in the Fund's Amended and Restated Statement Establishing and Fixing the Rights and Preferences of Municipal Auction Rate Cumulative Preferred Stock attached as Appendix A to this Prospectus (the "Statement").

GENERAL


     The Fund's Articles of Incorporation (the "Articles") authorize the issuance of 1,000,000 shares of preferred stock which may be issued from time to time in such series and with such designations, preferences and other rights, qualifications, limitations and restrictions as are determined in a resolution of the Board. The Statement authorizes the issuance of shares of MuniPreferred as follows: Series M -- 10,000; Series T -- 10,000; Series W -- 10,000; Series TH -- 10,000; and Series F -- 10,000. The Fund currently has outstanding shares of Existing MuniPreferred as follows: Series M -- 2,800; Series T -- 2,800; Series W -- 2,800; Series TH -- 2,800; and Series F -- 2,800. All shares of New MuniPreferred will have a liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared).



     The shares of New MuniPreferred of each series will rank on parity with shares of any other series of MuniPreferred, and with shares of any other series of preferred stock of the Fund, as to the payment of dividends and the distribution of assets upon liquidation. All shares of MuniPreferred carry one vote per share on all matters on which such shares are entitled to be voted. Shares of MuniPreferred are, when issued, fully paid and non-assessable and have no preemptive, conversion or exchange rights or rights to cumulative voting.


DIVIDENDS AND DIVIDEND PERIODS


     GENERAL. The initial Rate Period of shares of a series of New MuniPreferred of a particular series will be a period consisting of seven days (except for Series F which will be a period consisting of eight days). Any Subsequent Rate Period of shares of a series of MuniPreferred will be a Minimum Rate Period (7 Rate Period Days), unless the Fund, subject to certain conditions, designates such Subsequent Rate Period as a Special Rate Period. See "Designation of Special Rate Periods" below.

     Dividends on shares of each series of New MuniPreferred shall be payable, when, as and if declared by the Board out of funds legally available therefor in accordance with the Articles, including the Statement, and applicable law, on
shares of (a) MuniPreferred, Series M, on Tuesday,                  , and
thereafter on each Tuesday; (b) MuniPreferred, Series T, on Wednesday,
                 , and thereafter on each Wednesday; (c) MuniPreferred, Series
W, on Thursday,                  , and thereafter on each Thursday; (d)
MuniPreferred, Series TH, on Friday,                   , and thereafter on each
Friday; and (e) MuniPreferred, Series F, on Tuesday                   , and
thereafter on each Monday; provided, however, that (i) if the Monday or the Tuesday on which dividends would otherwise be payable as set forth above is not a Business Day, then such dividends shall be payable on such shares on the first Business Day that falls after such Monday or Tuesday, as the case may be; (ii) if the Wednesday, Thursday or Friday on which dividends would otherwise be payable as set forth above is not a Business Day, then such dividends shall be payable on such shares on the first Business Day that falls prior to such Wednesday, Thursday or Friday, as the case may be; and (iii) the Fund may specify different Dividend Payment Dates in respect of any Special Rate Period of more than 28 Rate Period Days.


     The amount of dividends per share payable on shares of a series of MuniPreferred on any date on which dividends shall be payable on shares of such series shall be computed by multiplying the Applicable Rate for shares of such series in effect for such Dividend Period or Dividend Periods or part thereof for which dividends have not been paid by a fraction, the numerator of which shall be the number of days in such Dividend Period or Dividend Periods or part thereof and the denominator of which shall be 365 if such Dividend Period consists of 7 Rate Period Days and 360 for all other Dividend Periods, and applying the rate obtained against $25,000.

     Dividends will be paid through the Securities Depository on each Dividend Payment Date in accordance with its normal procedures, which currently provide for it to distribute dividends in next-day funds to Agent Members, who in turn are expected to distribute such dividend payments to the persons for whom they are acting as agents. Each of the current Broker-Dealers, however, has indicated to the Fund that such Broker-Dealer or the Agent Member designated by such Broker-Dealer will make such dividend payments available in same-day funds on each Dividend Payment Date to customers that use such Broker-Dealer or its designee as Agent Member.


     Dividends on shares of New MuniPreferred of a particular series shall accumulate at the Applicable Rate for shares of such series commencing as
follows: Series M MuniPreferred on Tuesday,                      ; Series T
MuniPreferred on Wednesday,                  ; Series W MuniPreferred on
Thursday,                  ; Series TH MuniPreferred on Friday,
                 ; and Series F MuniPreferred on Monday,                  . The
dividend rate for shares of New MuniPreferred of a particular series for the initial Rate Period for such shares shall be equal to the dividend rate for shares of Existing MuniPreferred of the same series established in the first Auction for shares of such series preceding the date of issuance of such shares of New MuniPreferred. For each Subsequent Rate Period of shares of New MuniPreferred of a particular series, the dividend rate for such shares will be the Applicable Rate for such shares that the Auction Agent advises the Fund results from an Auction, except as provided below. The Applicable Rate that results from an Auction for shares of any series of MuniPreferred will not be greater than the Maximum Rate for shares of such series, which is:


          (a) in the case of any Auction Date which is not the Auction Date immediately prior to the first day of any proposed Special Rate Period, the product of (i) the Reference Rate on such Auction Date for the next Rate Period of shares of such series and (ii) the Rate Multiple on such Auction Date, unless shares of such series have or had a Special Rate Period (other than a Special Rate Period of 28 Rate Period Days or fewer) and an Auction at which Sufficient Clearing Bids existed has not yet occurred for a Minimum Rate Period of shares of such series after such Special Rate Period, in which case the higher of:

             (A) the dividend rate on shares of such series for the then-ending Rate Period; and

             (B) the product of (x) the higher of (I) the Reference Rate on such Auction Date for a Rate Period equal in length to the then-ending Rate Period of shares of such series, if such then-ending

        Rate Period was 364 Rate Period Days or fewer, or the Treasury Note Rate on such Auction Date for a Rate Period equal in length to the then ending Rate Period of shares of such series, if such then-ending Rate Period was more than 364 Rate Period Days, and (II) the Reference Rate on such Auction Date for a Rate Period equal in length to such Special Rate Period of shares of such series, if such Special Rate Period was 364 Rate Period Days or fewer, or the Treasury Note Rate on such Auction Date for a Rate Period equal in length to such Special Rate Period, if such Special Rate Period was more than 364 Rate Period Days and (y) the Rate Multiple on such Auction Date; or

          (b) in the case of any Auction Date which is the Auction Date immediately prior to the first day of any proposed Special Rate Period, the product of (i) the highest of (x) the Reference Rate on such Auction Date for a Rate Period equal in length to the then-ending Rate Period of shares of such series, if such then-ending Rate Period was 364 Rate Period Days or fewer, or the Treasury Note Rate on such Auction Date for a Rate Period equal in length to the then-ending Rate Period of shares of such series, if such then-ending Rate Period was more than 364 Rate Period Days, (y) the Reference Rate on such Auction Date for the Special Rate Period for which the Auction is being held if such Special Rate Period is 364 Rate Period Days or fewer or the Treasury Note Rate on such Auction Date for the Special Rate Period for which the Auction is being held if such Special Rate Period is more than 364 Rate Period Days, and (z) the Reference Rate on such Auction Date for Minimum Rate Periods and (ii) the Rate Multiple on such Auction Date.

     If an Auction for any Subsequent Rate Period of shares of any series of MuniPreferred is not held for any reason other than as described below, the dividend rate on shares of such series for such Subsequent Rate Period will be the Maximum Rate for shares of such series on the Auction Date for such Subsequent Rate Period.


     If the Fund fails to pay in a timely manner to the Auction Agent the full amount of any dividend on, or the redemption price of, any shares of any series of MuniPreferred during any Rate Period thereof (other than any Special Rate Period of more than 364 Rate Period Days or any Rate Period succeeding any Special Rate Period of more than 364 Rate Period Days during which such a failure occurred that has not been cured), but, prior to 12:00 Noon on the third Business Day next succeeding the date such failure occurred, such failure shall have been cured and the Fund shall have paid a late charge, as described more fully in the Statement, no Auction will be held in respect of shares of such series for the first Subsequent Rate Period thereof thereafter and the dividend rate for shares of such series for such Subsequent Rate Period will be the Maximum Rate for shares of such series on the Auction Date for such Subsequent Rate Period.



     If the Fund fails to pay in a timely manner to the Auction Agent the full amount of any dividend on, or the redemption price of, any shares of any series of MuniPreferred during any Rate Period thereof (other than any Special Rate Period of more than 364 Rate Period Days or any Rate Period succeeding any Special Rate Period of more than 364 Rate Period Days during which such a failure occurred that has not been cured), and, prior to 12:00 Noon on the third Business Day next succeeding the date on which such failure occurred, such failure shall not have been cured or the Fund shall not have paid a late charge, as described more fully in the Statement, no Auction will be held in respect of shares of such series for the first Subsequent Rate Period thereof thereafter (or for any Rate Period thereof thereafter to and including the Rate Period during which such failure is so cured and such late charge so paid) (such late charge to be paid only in the event Moody's is rating such shares at the time the Fund cures such failure), and the dividend rate for shares of such series for each such Subsequent Rate Period shall be a rate per annum equal to the Maximum Rate for shares of such series on the Auction Date for such Subsequent Rate Period (but with the prevailing rating for shares of such series, for purposes of determining such Maximum Rate, being deemed to be "Below 'ba3'/BB-").


     If the Fund fails to pay in a timely manner to the Auction Agent the full amount of any dividend on, or the redemption price of, any shares of any series of MuniPreferred during a Special Rate Period thereof of more than 364 Rate Period Days, or during any Rate Period thereof succeeding any Special Rate Period of more than 364 Rate Period Days during which such a failure occurred that has not been cured, and such failure shall not have been cured or the Fund shall not have paid a late charge, as described more fully in the Statement, no Auction will be held in respect of shares of such series for such Subsequent Rate Period thereof

(or for any Rate Period thereof thereafter to and including the Rate Period during which such failure is so cured and such late charge so paid) (such late charge to be paid only in the event Moody's is rating such shares at the time the Fund cures such failure), and the dividend rate for shares of such series for each such Subsequent Rate Period shall be a rate per annum equal to the Maximum Rate for shares of such series on the Auction Date for each such Subsequent Rate Period (but with the prevailing rating for shares of such series, for purposes of determining such Maximum Rate, being deemed to be "Below 'ba3'/BB-").

     A failure to pay dividends on or the redemption price of shares of any series of MuniPreferred shall have been cured with respect to any Rate Period thereof if, within the respective time periods described in the Statement, the Fund shall have paid to the Auction Agent (a) all accumulated and unpaid dividends on the shares of such series and (b) without duplication, the redemption price for shares, if any, of such series for which notice of redemption has been mailed by the Fund; provided, however, that the foregoing clause (b) shall not apply to the Fund's failure to pay the redemption price in respect of shares of MuniPreferred when the related notice of redemption provides that redemption of such shares is subject to one or more conditions precedent and any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such notice of redemption.


     GROSS-UP PAYMENTS. Holders of shares of MuniPreferred are entitled to receive, when, as and if declared by the Board, out of funds legally available therefor in accordance with the Articles, including the Statement, and applicable law, dividends in an amount equal to the aggregate Gross-up Payments in accordance with the following:



     If, in the case of any Minimum Rate Period or any Special Rate Period of 28 Rate Period Days or fewer, the Fund allocates any net capital gains or other income taxable for Federal income tax purposes to a dividend paid on shares of MuniPreferred without having given advance notice thereof to the Auction Agent as described below under "The Auction -- Auction Procedures" (a "Taxable Allocation") solely by reason of the fact that such allocation is made retroactively as a result of the redemption of all or a portion of the outstanding shares of MuniPreferred or the liquidation of the Fund, the Fund will, prior to the end of the calendar year in which such dividend was paid, provide notice thereof to the Auction Agent and direct the Fund's dividend disbursing agent to send such notice with a Gross-up Payment to each holder of shares (initially Cede & Co., as nominee of the Securities Depository) that was entitled to such dividend payment during such calendar year at such holder's address as the same appears or last appeared on the stock books of the Fund.


     If, in the case of any Special Rate Period of more than 28 Rate Period Days, the Fund makes a Taxable Allocation to a dividend paid on shares of MuniPreferred, the Fund shall, prior to the end of the calendar year in which such dividend was paid, provide notice thereof to the Auction Agent and direct the Fund's dividend disbursing agent to send such notice with a Gross-up Payment to each holder of shares that was entitled to such dividend payment during such calendar year at such holder's address as the same appears or last appeared on the stock books of the Fund.


     The Fund has received an opinion of counsel to the effect that the manner in which the Fund intends to allocate items of tax-exempt income, net capital gains and other taxable income, if any, between its shares of Common Stock and shares of MuniPreferred will be respected for Federal income tax purposes. This opinion of counsel represents only counsel's best legal judgment, and is not binding on the Internal Revenue Service ("IRS") or the courts. The Fund shall not be required to make Gross-up Payments with respect to any net capital gains or other taxable income determined by the IRS to be allocable in a manner different from that allocated by the Fund. See "Tax Matters" in the Statement of Additional Information for more information.


     A "Gross-up Payment" means payment to a holder of shares of MuniPreferred of an amount which, when taken together with the aggregate amount of Taxable Allocations made to such holder to which such Gross-up Payment relates, would cause such holder's dividends in dollars (after Federal income tax consequences) from the aggregate of such Taxable Allocations and the related Gross-up Payment to be equal to the dollar amount of the dividends which would have been received by such holder if the amount of the aggregate Taxable Allocations would have been excludable from the gross income of such holder. Such Gross-up Payment shall be calculated: (a) without consideration being given to the time value of money;

(b) assuming that no holder of shares of MuniPreferred is subject to the Federal alternative minimum tax with respect to dividends received from the Fund; and
(c) assuming that each Taxable Allocation and each Gross-up Payment (except to the extent such Gross-up Payment is designated as an exempt-interest dividend under Section 852(b)(5) of the Internal Revenue Code or successor provisions) would be taxable in the hands of each holder of shares of MuniPreferred at the maximum marginal regular Federal individual income tax rate applicable to ordinary income or net capital gains, as applicable, or the maximum marginal regular Federal corporate income tax rate applicable to ordinary income or net capital gains, as applicable, whichever is greater, in effect at the time such Gross-up Payment is made.

     RESTRICTIONS ON DIVIDENDS AND OTHER DISTRIBUTIONS. Except as otherwise described herein, for so long as any shares of MuniPreferred are outstanding, the Fund may not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in, or in options, warrants or rights to subscribe for or purchase, its shares of Common Stock) in respect of its shares of Common Stock or call for redemption, redeem, purchase or otherwise acquire for consideration any of its shares of Common Stock (except by conversion into or exchange for shares of the Fund ranking junior to the shares of MuniPreferred as to the payment of dividends and the distribution of assets upon liquidation), unless (a) full cumulative dividends on shares of each series of MuniPreferred through its most recently ended Dividend Period shall have been paid or shall have been declared and sufficient funds for the payment thereof deposited with the Auction Agent; (b) the Fund shall have redeemed the full number of shares of MuniPreferred required to be redeemed by any provision for mandatory redemption pertaining thereto; and (c) immediately after such transaction the Discounted Value of the Fund's portfolio would at least equal the MuniPreferred Basic Maintenance Amount in accordance with guidelines of the rating agency or agencies then rating the shares of MuniPreferred.

     Except as set forth in the next sentence, no dividends shall be declared or paid or set apart for payment on the shares of any class or series of Fund shares ranking, as to the payment of dividends, on a parity with shares of MuniPreferred for any period unless full cumulative dividends have been or contemporaneously are declared and paid on the shares of each series of MuniPreferred through its most recent Dividend Payment Date. When dividends are not paid in full upon the shares of each series of MuniPreferred through its most recent Dividend Payment Date or upon the shares of any other class or series of shares ranking on a parity as to the payment of dividends with shares of MuniPreferred through their most recent respective dividend payment dates, all dividends declared upon shares of MuniPreferred and any such other class or series of shares ranking on a parity as to the payment of dividends with shares of MuniPreferred shall be declared pro rata so that the amount of dividends declared per share on shares of MuniPreferred and such other class or series of shares shall in all cases bear to each other the same ratio that accumulated dividends per share on the shares of MuniPreferred and such other class or series of shares bear to each other.

     DESIGNATION OF SPECIAL RATE PERIODS The Fund, at its option, may designate any succeeding Subsequent Rate Period of shares of a series of MuniPreferred as a Special Rate Period consisting of a specified number of Rate Period Days evenly divisible by seven and not more than 1,820 (approximately 5 years), subject to certain adjustments. A designation of a Special Rate Period shall be effective only if, among other things, (a) the Fund shall have given certain notices to the Auction Agent, (b) an Auction for shares of such series shall have been held on the Auction Date immediately preceding the first day of such proposed Special Rate Period and Sufficient Clearing Bids for shares of such series shall have existed in such Auction and (c) if the Fund shall have mailed a notice of redemption with respect to any shares of such series, the redemption price with respect to such shares shall have been deposited with the Auction Agent.

REDEMPTION


     MANDATORY REDEMPTION. In the event the Fund does not timely cure a failure to maintain (a) a Discounted Value of its portfolio equal to the MuniPreferred Basic Maintenance Amount or (b) the 1940 Act MuniPreferred Asset Coverage, in each case in accordance with the requirements of the rating agency or agencies then rating the shares of MuniPreferred, shares of MuniPreferred will be subject to mandatory redemption on a date specified by the Board out of funds legally available therefor in accordance with the Articles, including the Statement, and applicable law, at the redemption price of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to (but not including) the date fixed for redemption. Any such redemption will be limited to the number of shares of MuniPreferred necessary to restore the required Discounted Value or the 1940 Act MuniPreferred Asset Coverage, as the case may be.

     OPTIONAL REDEMPTION. Shares of MuniPreferred of each series are redeemable, at the option of the Fund:


          (a) as a whole or from time to time in part, on the second Business Day preceding any Dividend Payment Date for shares of such series, out of funds legally available therefor in accordance with the Articles, including the Statement, and applicable law, at the redemption price of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to (but not including) the date fixed for redemption; provided, however, that (i) shares of such series may not be redeemed in part if after such partial redemption fewer than 500 shares of such series would remain outstanding and (ii) the notice establishing a Special Rate Period of shares of such series, as delivered to the Auction Agent and filed with the Secretary of the Fund, may provide that shares of such series shall not be redeemable during the whole or any part of such Special Rate Period (except as provided in clause (b) below) or shall be redeemable during the whole or any part of such Special Rate Period only upon payment of such redemption premium or premiums as shall be specified therein; and



          (b) as a whole but not in part, out of funds legally available therefor in accordance with the Articles, including the Statement, and applicable law, on the first day following any Dividend Period thereof included in a Rate Period of more than 364 Rate Period Days if, on the date of determination of the Applicable Rate for shares of such series for such Rate Period, such Applicable Rate equaled or exceeded on such date of determination the Treasury Note Rate for such Rate Period, at a redemption price of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to (but not including) the date fixed for redemption.


     Notwithstanding the foregoing, if any dividends on shares of a series of MuniPreferred (whether or not earned or declared) are in arrears, no shares of such series shall be redeemed unless all outstanding shares of such series are simultaneously redeemed, and the Fund shall not purchase or otherwise acquire any shares of such series; provided, however, that the foregoing shall not prevent the purchase or acquisition of all outstanding shares of such series pursuant to the successful completion of an otherwise lawful purchase or exchange offer made on the same terms to, and accepted by, holders of all outstanding shares of such series.

LIQUIDATION

     Subject to the rights of holders of any series or class or classes of shares ranking on a parity with shares of MuniPreferred with respect to the distribution of assets upon liquidation of the Fund, upon a liquidation of the Fund, whether voluntary or involuntary, the holders of shares of MuniPreferred then outstanding will be entitled to receive and to be paid out of the assets of the Fund available for distribution to its shareholders, before any payment or distribution shall be made on the shares of Common Stock, an amount equal to the liquidation preference with respect to such shares ($25,000 per share), plus an amount equal to all dividends thereon (whether or not earned or declared) accumulated but unpaid to (but not including) the date of final distribution in same-day funds, together with any applicable Gross-up Payments in connection with the liquidation of the Fund. After the payment to the holders of shares of MuniPreferred of the full preferential amounts provided for as described herein, the holders of shares of MuniPreferred as such shall have no right or claim to any of the remaining assets of the Fund.

     Neither the sale of all or substantially all the property or business of the Fund, nor the merger or consolidation of the Fund into or with any other corporation nor the merger or consolidation of any other corporation into or with the Fund, shall be a liquidation, whether voluntary or involuntary, for the purposes of the foregoing paragraph.

RATING AGENCY GUIDELINES

     The Fund is required under Moody's and S&P guidelines to maintain assets having in the aggregate a Discounted Value at least equal to the MuniPreferred Basic Maintenance Amount. Moody's and S&P have each established separate guidelines for determining Discounted Value. To the extent any particular portfolio holding does not satisfy the applicable rating agency's guidelines, all or a portion of such holding's value will not be included in the calculation of Discounted Value (as defined by such rating agency). The Moody's and S&P guidelines do not impose any limitations on the percentage of the Fund's assets that may be invested in holdings not eligible for inclusion in the calculation of the Discounted Value of the Fund's portfolio. The amount of such assets included in the portfolio at any time may vary depending upon the rating, diversification and other characteristics of the eligible assets included in the portfolio, although it is not anticipated that in the normal course of business the value of such assets would exceed 20% of the Fund's total assets. The MuniPreferred Basic Maintenance Amount includes the sum of (a) the aggregate liquidation preference of shares of MuniPreferred then outstanding and (b) certain accrued and projected payment obligations of the Fund.


     The Fund is also required under rating agency guidelines to maintain, with respect to shares of MuniPreferred, as of the last Business Day of each month in which any such shares are outstanding, asset coverage of at least 200% with respect to senior securities which are shares, including MuniPreferred (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are shares of a closed-end investment company as a condition of declaring dividends on its shares of common stock) ("1940 Act MuniPreferred Asset Coverage"). Based on the composition of the portfolio of the Fund and market conditions as of August 31, 1997, 1940 Act MuniPreferred Asset Coverage with respect to shares of MuniPreferred, assuming the issuance on the date thereof of all shares of New MuniPreferred offered hereby and giving effect to the deduction of sales load and offering costs related thereto estimated at $1,717,129, would have been computed as follows:



           Value of Fund assets less liabilities
             not constituting senior securities                =   $1,439,772,819   =   303%
------------------------------------------------------------       --------------
Senior securities representing indebtedness plus liquidation value of
                the shares of MuniPreferred                        $475,000,000


     In the event the Fund does not timely cure a failure to maintain (a) a Discounted Value of its portfolio equal to the MuniPreferred Basic Maintenance Amount or (b) the 1940 Act MuniPreferred Asset Coverage, in each case in accordance with the requirements of the rating agency or agencies then rating the shares of MuniPreferred, the Fund will be required to redeem shares of MuniPreferred as described under "Redemption -- Mandatory Redemption" above.


     The Fund may, but is not required to, adopt any modifications to the guidelines that may hereafter be established by Moody's or S&P. Failure to adopt any such modifications, however, may result in a change in the ratings described above or a withdrawal of ratings altogether. In addition, any rating agency providing a rating for the shares of MuniPreferred may, at any time, change or withdraw any such rating. The Board may, without shareholder approval, amend, alter or repeal any or all of the definitions and related provisions which have been adopted by the Fund pursuant to the rating agency guidelines in the event the Fund receives written confirmation from Moody's or S&P, or both, as appropriate, that any such amendment, alteration or repeal would not impair the ratings then assigned by Moody's and S&P to shares of MuniPreferred.


     As recently described by Moody's and S&P, a preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock obligations. The ratings on the shares of MuniPreferred are not recommendations to purchase, hold or sell those shares, inasmuch as the ratings do not comment as to market price or suitability for a particular investor. The rating agency guidelines described above also do not address the likelihood that an owner of shares of MuniPreferred will be able to sell such shares in an Auction or otherwise. The ratings are based on current information furnished to Moody's and S&P by the Fund and the Adviser and information obtained from other sources. The ratings may be changed, suspended or withdrawn as a result of changes in, or the unavailability of, such information.

     A rating agency's guidelines will apply to shares of MuniPreferred only so long as such rating agency is rating such shares. The Fund will pay certain fees to Moody's or S&P, or both, for rating shares of MuniPreferred.

VOTING RIGHTS


     Except as otherwise provided in this Prospectus and in the Statement of Additional Information or as otherwise required by law, holders of shares of MuniPreferred will have equal voting rights with holders of shares of Common Stock and any Preferred Stock (one vote per share) and will vote together with holders of shares of Common Stock and any Preferred Stock as a single class.



     In connection with the election of the Fund's directors, holders of outstanding shares of Preferred Stock, including MuniPreferred, voting as a separate class, are entitled to elect two of the Fund's directors, and the remaining directors are elected by holders of shares of Common Stock and shares of Preferred Stock, including MuniPreferred, voting together as a single class. In addition, if at any time dividends (whether or not earned or declared) on outstanding shares of Preferred Stock, including MuniPreferred, shall be due and unpaid in an amount equal to two full years' dividends thereon, and sufficient cash or specified securities shall not have been deposited with the Auction Agent for the payment of such dividends, then, as the sole remedy of holders of outstanding shares of Preferred Stock, including MuniPreferred, the number of directors constituting the Board shall be automatically increased by the smallest number that, when added to the two directors elected exclusively by the holders of shares of Preferred Stock, including shares of MuniPreferred, as described above, would constitute a majority of the Board as so increased by such smallest number; and at a special meeting of shareholders which will be called and held as soon as practicable, and at all subsequent meetings at which directors are to be elected, the holders of shares of Preferred Stock, including shares of MuniPreferred, voting as a separate class, will be entitled to elect the smallest number of additional directors that, together with the two directors which such holders will be in any event entitled to elect, constitutes a majority of the total number of directors of the Fund as so increased. The terms of office of the persons who are directors at the time of that election will continue. If the Fund thereafter shall pay, or declare and set apart for payment, in full, all dividends payable on all outstanding shares of Preferred Stock, including MuniPreferred, the voting rights stated in the second preceding sentence shall cease, and the terms of office of all of the additional directors elected by the holders of shares of Preferred Stock, including MuniPreferred (but not of the directors with respect to whose election the holders of Common Stock were entitled to vote or the two directors the holders of shares of Preferred Stock have the right to elect in any event), will terminate automatically.



     So long as any shares of MuniPreferred are outstanding, the Fund will not, without the affirmative vote or consent of the holders of at least a majority of the shares of MuniPreferred outstanding at the time (voting as a separate class):



          (a) authorize, create or issue any class or series of stock ranking prior to or on a parity with shares of MuniPreferred with respect to the payment of dividends or the distribution of assets upon liquidation, or authorize, create or issue additional shares of any series of MuniPreferred (except that, notwithstanding the foregoing, but subject to certain rating agency approvals, the Board, without the vote or consent of the holders of MuniPreferred, may from time to time authorize and create, and the Fund may from time to time issue, additional shares of any series of MuniPreferred or classes or series of Preferred Stock ranking on a parity with shares of MuniPreferred with respect to the payment of dividends and the distribution of assets upon liquidation; provided, however, that if Moody's or S&P is not then rating the shares of MuniPreferred, the aggregate liquidation preference of all Preferred Stock of the Fund outstanding after any such issuance, exclusive of accumulated and unpaid dividends, may not exceed $350,000,000 or (b) amend, alter or repeal the provisions of the Articles, including the Statement, whether by merger, consolidation or otherwise, so as to affect any preference, right or power of such shares of MuniPreferred or the holders thereof;



provided, however, that (i) none of the actions permitted by the exception to
(a) above will be deemed to affect such preferences, rights or powers, (ii) a division of a share of MuniPreferred will be deemed to affect such preferences, rights or powers only if the terms of such division adversely affect the holders of shares of

MuniPreferred and (iii) the authorization, creation and issuance of classes or series of stock ranking junior to shares of MuniPreferred with respect to the payment of dividends and the distribution of assets upon liquidation will be deemed to affect such preferences, rights or powers only if Moody's or S&P is then rating shares of MuniPreferred and such issuance would, at the time thereof, cause the Fund not to satisfy the 1940 Act MuniPreferred Asset Coverage or the MuniPreferred Basic Maintenance Amount. So long as any shares of MuniPreferred are outstanding, the Fund shall not, without the affirmative vote or consent of the holders of at least 66 2/3% of the shares of MuniPreferred outstanding at the time, voting as a separate class, file a voluntary application for relief under Federal bankruptcy law or any similar application under state law for so long as the Fund is solvent and does not foresee becoming insolvent.



     To the extent that shares of MuniPreferred constitute a series of stock under Minnesota law and to the extent the holders of such shares are empowered under Minnesota law to vote as a class on the actions set forth in the preceding paragraph, the Fund will not approve any such action without the affirmative vote or consent of the holders of at least a majority of the shares of MuniPreferred of such series outstanding at the time (voting as a separate class). The Board may, without shareholder approval, amend, alter or repeal any or all of the definitions and related provisions which have been adopted by the Fund pursuant to the rating agency guidelines in the event the Fund receives written confirmation from Moody's or S&P, or both, as appropriate, that any such amendment, alteration or repeal would not impair the ratings then assigned by Moody's and S&P to shares of MuniPreferred. Unless a higher percentage is provided for in the Articles (see "Certain Provisions In The Articles of Incorporation"), (A) the affirmative vote of the holders of at least a majority of the shares of Preferred Stock, including MuniPreferred, outstanding at the time, voting as a separate class, shall be required to approve any conversion of the Fund from a closed-end to an open-end investment company and (B) the affirmative vote of the holders of a majority of the outstanding shares of Preferred Stock, including MuniPreferred, voting as a separate class, shall be required to approve any plan of reorganization (as such term is used in the 1940
Act) adversely affecting such shares. The affirmative vote of the holders of a majority of the outstanding shares of Preferred Stock, including MuniPreferred, voting as a separate class, shall be required to approve any action not described in the preceding sentence requiring a vote of security holders of the Fund under Section 13(a) of the 1940 Act.


     The foregoing voting provisions will not apply with respect to shares of MuniPreferred if, at or prior to the time when a vote is required, such shares shall have been (i) redeemed or (ii) called for redemption and sufficient funds shall have been deposited in trust to effect such redemption.

                                  THE AUCTION

GENERAL

     The Statement provides that, except as otherwise described herein, the Applicable Rate for the shares of each series of MuniPreferred, including the shares of New MuniPreferred to be issued in this offering, for each Rate Period of shares of such series after the Initial Rate Period thereof shall be equal to the rate per annum that the Auction Agent advises has resulted on the Business Day preceding the first day of such Subsequent Rate Period (an "Auction Date") from implementation of the auction procedures (the "Auction Procedures") set forth in the Statement and summarized below, in which persons determine to hold or offer to sell or, based on dividend rates bid by them, offer to purchase or sell shares of such series. Each periodic implementation of the Auction Procedures is referred to herein as an "Auction." See the Statement for a more complete description of the Auction process.

AUCTION PROCEDURES

     Prior to the Submission Deadline on each Auction Date for shares of a series of MuniPreferred, each customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the Auction Agent) as a holder of shares of such series (a "Beneficial Owner") may submit orders ("Orders") with respect to shares of such series to that Broker-Dealer as follows:

        - Hold Order -- indicating its desire to hold shares of such series without regard to the Applicable Rate for shares of such series for the next Rate Period thereof.

        - Bid -- indicating its desire to sell shares of such series at $25,000 per share if the Applicable Rate for shares of such series for the next Rate Period thereof is less than the rate specified in such Bid (also known as a hold-at-a-rate order).

        - Sell Order -- indicating its desire to sell shares of such series at $25,000 per share without regard to the Applicable Rate for shares of such series for the next Rate Period thereof.


     A Beneficial Owner may submit different types of Orders to its Broker-Dealer with respect to shares of a series of MuniPreferred then held by such Beneficial Owner. A Beneficial Owner of shares of such series that submits a Bid with respect to shares of such series to its Broker-Dealer having a rate higher than the Maximum Rate for shares of such series on the Auction Date therefor will be treated as having submitted a Sell Order with respect to such shares to its Broker-Dealer. A Beneficial Owner of shares of such series that fails to submit an Order with respect to such shares to its Broker-Dealer will be deemed to have submitted a Hold Order with respect to such shares of such series to its Broker-Dealer; provided however, that if a Beneficial Owner of shares of such series fails to submit an Order with respect to shares of such series to its Broker-Dealer for an Auction relating to a Rate Period of more than 28 Rate Period Days, such Beneficial Owner will be deemed to have submitted a Sell Order with respect to such shares to its Broker-Dealer. A Sell Order shall constitute an irrevocable offer to sell the shares of MuniPreferred subject thereto. A Beneficial Owner that offers to become the Beneficial Owner of additional shares of MuniPreferred is, for purposes of such offer, a Potential Beneficial Owner as discussed below.


     A customer of a Broker-Dealer that is not a Beneficial Owner of shares of a series of MuniPreferred but that wishes to purchase shares of such series, or that is a Beneficial Owner of shares of such series that wishes to purchase additional shares of such series (in each case, a "Potential Beneficial Owner"), may submit Bids to its Broker-Dealer in which it offers to purchase shares of such series at $25,000 per share if the Applicable Rate for shares of such series for the next Rate Period thereof is not less than the rate specified in such Bid. A Bid placed by a Potential Beneficial Owner of shares of such series specifying a rate higher than the Maximum Rate for shares of such series on the Auction Date therefor will not be accepted.

     The Broker-Dealers in turn will submit the Orders of their respective customers who are Beneficial Owners and Potential Beneficial Owners to the Auction Agent, designating themselves (unless otherwise permitted by the Fund) as Existing Holders in respect of shares subject to Orders submitted or deemed submitted to them by Beneficial Owners and as Potential Holders in respect of shares subject to Orders submitted to them by Potential Beneficial Owners. However, neither the Fund nor the Auction Agent will be responsible for a Broker-Dealer's failure to comply with the foregoing. Any Order placed with the Auction Agent by a Broker-Dealer as or on behalf of an Existing Holder or a Potential Holder will be treated in the same manner as an Order placed with a Broker-Dealer by a Beneficial Owner or Potential Beneficial Owner. Similarly, any failure by a Broker-Dealer to submit to the Auction Agent an Order in respect of any shares of MuniPreferred held by it or customers who are Beneficial Owners will be treated in the same manner as a Beneficial Owner's failure to submit to its Broker-Dealer an Order in respect of shares of MuniPreferred held by it. A Broker-Dealer may also submit Orders to the Auction Agent for its own account as an Existing Holder or Potential Holder, provided it is not an affiliate of the Fund.

     If Sufficient Clearing Bids for shares of a series of MuniPreferred exist (that is, the number of shares of such series subject to Bids submitted or deemed submitted to the Auction Agent by Broker-Dealers as or on behalf of Potential Holders with rates equal to or lower than the Maximum Rate for shares of such series is at least equal to the number of shares of such series subject to Sell Orders submitted or deemed submitted to the Auction Agent by Broker-Dealers as or on behalf of Existing Holders), the Applicable Rate for shares of such series for the next succeeding Rate Period thereof will be the lowest rate specified in the Submitted Bids which, taking into account such rate and all lower rates bid by Broker-Dealers as or on behalf of Existing Holders and Potential Holders, would result in Existing Holders and Potential Holders owning all the shares of such series available for purchase in the Auction. If Sufficient Clearing Bids for shares of a series of MuniPreferred do not exist, the Applicable Rate for shares of such series for the next succeeding Rate Period thereof will be the Maximum Rate for shares of such series on the Auction Date therefor. In such event, Beneficial Owners of shares of such series that have submitted or are deemed to have submitted Sell Orders may not be able to sell in such Auction all shares of such series subject to such Sell Orders. If Broker-Dealers submit or are deemed to have submitted to the Auction Agent Hold Orders with respect to all Existing Holders of shares of a series of MuniPreferred, the Applicable Rate for shares of such series for the next succeeding Rate Period thereof will be the All Hold Order Rate.

     The Auction Procedures include a pro rata allocation of shares for purchase and sale, which may result in an Existing Holder continuing to hold or selling, or a Potential Holder purchasing, a number of shares of a series of MuniPreferred that is fewer than the number of shares of such series specified in its Order. To the extent the allocation procedures have that result, Broker-Dealers that have designated themselves as Existing Holders or Potential Holders in respect of customer Orders will be required to make appropriate pro rata allocations among their respective customers.

     Settlement of purchases and sales will be made on the next Business Day (also a Dividend Payment Date) after the Auction Date through the Securities Depository. Purchasers will make payment through their Agent Members in same-day funds to the Securities Depository against delivery to their respective Agent Members. The Securities Depository will make payment to the sellers' Agent Members in accordance with the Securities Depository's normal procedures, which now provide for payment against delivery by their Agent Members in same-day funds.

     The Auctions for shares of MuniPreferred, Series M, Series T, Series W, Series TH and Series F will normally be held every Monday, Tuesday, Wednesday, Thursday and Friday, respectively, and each Subsequent Rate Period of shares of such series will normally begin on the following Tuesday, Wednesday, Thursday, Friday and Monday, respectively.

     Whenever the Fund intends to include any net capital gains or other income taxable for Federal income tax purposes in any dividend on shares of MuniPreferred, the Fund shall, in the case of Minimum Rate Periods or Special Rate Periods of 28 Rate Period Days or fewer, and may, in the case of any other Special Rate Period, notify the Auction Agent of the amount to be so included not later than the Dividend Payment Date next preceding the Auction Date on which the Applicable Rate for such dividend is to be established. Whenever the Auction Agent receives such notice from the Fund, it will be required in turn to notify each Broker-Dealer, who, on or prior to such Auction Date, in accordance with its Broker-Dealer Agreement, will be required to notify its customers who are Beneficial Owners and Potential Beneficial Owners believed by it to be interested in submitting an Order in the Auction to be held on such Auction Date.

SECONDARY MARKET TRADING AND TRANSFER OF MUNIPREFERRED

     The Broker-Dealers maintain a secondary trading market in shares of MuniPreferred outside of Auctions, but are not obligated to do so, and may discontinue such activity at any time. There can be no assurance that such secondary trading market in shares of MuniPreferred will provide owners with liquidity of investment. The shares of MuniPreferred are not registered on any stock exchange or on the Nasdaq Stock Market. Investors who purchase shares in an Auction for a Special Rate Period should note that because the dividend rate on such shares will be fixed for the length of such Rate Period, the value of the shares may fluctuate in response to changes in interest rates, and may be more or less than their original cost if sold on the open market in advance of the next Auction therefor, depending upon market conditions.

     A Beneficial Owner or an Existing Holder may sell, transfer or otherwise dispose of shares of MuniPreferred only in whole shares and only (1) pursuant to a Bid or Sell Order placed with the Auction Agent in accordance with the Auction Procedures, (2) to a Broker-Dealer or (3) to such other persons as may be permitted by the Fund; provided, however, that (a) a sale, transfer or other disposition of shares of MuniPreferred from a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer as the holder of such shares to that Broker-Dealer or another customer of that Broker-Dealer shall not be deemed to be a sale, transfer or other disposition for purposes of the foregoing if such Broker-Dealer remains the Existing Holder of the shares so sold, transferred or disposed of immediately after such sale, transfer or disposition and (b) in the case of all transfers other than pursuant to Auctions, the Broker-Dealer (or other person, if permitted by the Fund) to whom such transfer is made shall advise the Auction Agent of such transfer.

                          DESCRIPTION OF COMMON STOCK


     In addition to the shares of MuniPreferred, the Articles authorize the issuance of up to 200,000,000 shares of Common Stock, par value $.01 per share. All shares of Common Stock have equal non-cumulative voting rights and equal rights with respect to dividends, assets and liquidation. Shares of Common Stock are fully paid and non-assessable when issued and have no preemptive, conversion or exchange rights. So long as any shares of MuniPreferred are outstanding, the Fund is not permitted to declare dividends on, make any distributions with respect to, or purchase its Common Stock unless, at the time of such declaration, distribution or purchase, as applicable (and after giving effect thereto), all accumulated dividends on Preferred Stock have been paid.


              CERTAIN PROVISIONS IN THE ARTICLES OF INCORPORATION


     The Articles include provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund. Specifically, the Articles require the affirmative vote of the holders of at least 66 2/3% of the outstanding shares of Common Stock and shares of Preferred Stock (including shares of MuniPreferred) then entitled to be voted, voting as a single class, except as described below, to authorize any of the following transactions:


          (1) conversion of the Fund from a closed-end to an open-end investment company,

          (2) a merger or consolidation of the Fund with another corporation or a reorganization or recapitalization,

          (3) a sale, lease or transfer of all or substantially all of the Fund's assets (other than in the regular course of the Fund's investment activities), or

          (4) a liquidation or dissolution of the Fund,


unless such transaction has been authorized by the affirmative vote of 66 2/3% of the total number of directors fixed in accordance with the By-Laws, in which case the affirmative vote of the holders of a majority of the outstanding shares of Common Stock and shares of Preferred Stock (including shares of MuniPreferred), voting as a single class, is required. In the case of the conversion of the Fund to an open-end investment company, or in the case of any of the foregoing transactions constituting a plan of reorganization (as such term is used in the 1940 Act) which adversely affects the holders of shares of Preferred Stock (including shares of MuniPreferred), the action in question will also require the approval of the holders of 66 2/3% of the shares of Preferred Stock (including shares of MuniPreferred) voting as a separate class; provided, however, that such separate class vote shall be a majority vote if the action in question has previously been authorized by the affirmative vote of 66 2/3% of the total number of directors fixed in accordance with the By-Laws. The 66 2/3% votes required under certain circumstances to approve the conversion of the Fund from a closed-end to an open-end investment company or to approve the other transactions described above are higher than those required by the 1940 Act. The Board believes that the provisions of the Articles relating to such higher votes are in the best interest of the Fund and its shareholders.


     Reference should be made to the Articles on file with the Commission for the full text of these provisions, which could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund.

                     REPURCHASE OF SHARES OF COMMON STOCK;
                          CONVERSION TO OPEN-END FUND


     The Fund is a closed-end investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Shares of Common Stock trade in the open market at a price that is a function of several factors, including net asset value and yield. Although the Common Stock of the Fund may trade at a premium to net asset value, such shares have often traded at a discount to net asset value. The Board has currently determined that, at least annually, it will consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of shares of Common Stock, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares at net asset value or the conversion of the Fund to an open-end investment company. There can be no assurance, however, that the Board will decide to take any of these actions, or that share repurchases or tender offers, if undertaken, will reduce market discount. In addition, see "Description of MuniPreferred -- Dividends and Dividend Periods -- Restrictions on Dividends and Other Distributions" for a discussion of the limitations on the Fund's ability to engage in certain transactions.



     Subject to its investment limitations, the Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund's net income. Any share repurchase or tender offer that might be approved by the Board would have to comply with the Securities Exchange Act of 1934, as amended, and the 1940 Act and the rules and regulations thereunder.



     Although the decision to take action in response to a discount from net asset value will be made by the Board at the time it considers such issue, it is the Board's present policy, which may be changed by the Board, not to authorize repurchases of shares of the Fund's Common Stock or a tender offer for such shares if (1) such transactions, if consummated, would (a) result in the delisting of the Common Stock from the Exchange, or (b) impair the Fund's status as a regulated investment company under the Code (which would make the Fund a taxable entity, causing the Fund's income to be taxed at the corporate level in addition to the taxation of shareholders who receive dividends from the Fund) or as a regulated closed-end investment company under the 1940 Act; (2) the Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the Fund's investment objective and policies in order to repurchase shares; or (3) there is, in the Board's judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) general suspension of or limitation on prices for trading securities on the Exchange,
(c) declaration of a banking moratorium by Federal or state authorities or any suspension of payment by United States or New York State banks in which the Fund invests, (d) material limitation affecting the Fund or the issuers of its portfolio securities by Federal or state authorities on the extension of credit by lending institutions or on the exchange of foreign currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States, or (f) other event or condition which would have a material adverse effect

(including any adverse tax effect) on the Fund or its shareholders if shares were repurchased. The Board may in the future modify these conditions in light of experience.



     Conversion to an open-end company would require the approval of the holders of the Fund's outstanding shares of Common Stock and shares of MuniPreferred, voting together as a single class, and of the holders of shares of MuniPreferred voting as a separate class. See "Certain Provisions in the Articles of Incorporation" for a discussion of voting requirements applicable to conversion of the Fund to an open-end company. Shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of redemption. If the Fund converted to an open-end company, it would be required to redeem all shares of MuniPreferred then outstanding. In addition, the Fund could be required to liquidate portfolio securities to meet required and requested redemptions, and its shares of Common Stock would no longer be listed on the Exchange. The Board may at any time propose conversion of the Fund to an open-end company depending upon their judgment as to the advisability of such action in light of circumstances then prevailing.



     Before deciding whether to take any action in response to a discount from net asset value, the Board would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact of any action that might be taken on the Fund or its shareholders, and market considerations. Based on these considerations, even if the Fund's shares of Common Stock are trading at a discount, the Board may determine that, in the interest of the Fund and its shareholders, no action should be taken.


                                  TAX MATTERS

FEDERAL INCOME TAX MATTERS


     The Fund qualifies under Subchapter M of the Code as a regulated investment company and satisfies conditions which enable dividends on shares of Common Stock or shares of MuniPreferred which are attributable to interest on Municipal Obligations to be exempt from Federal income tax in the hands of owners of such shares, subject to the possible application of the alternative minimum tax. The IRS currently requires that a regulated investment company that has two or more classes of shares must designate to each such class proportionate amounts of each type of its income for each tax year based upon the percentage of total dividends distributed to each class for such year. In the past, the Fund designated exempt-interest dividends disproportionately to holders of Preferred Stock and designated net capital gain and investment company taxable income to holders of its Common Stock pursuant to a special "grandfather" provision contained in IRS Revenue Ruling 89-81. The Fund, which intends to distribute substantially all of its net income and gains to its shareholders, now intends to allocate exempt interest income, net capital gains (i.e., the excess of net long-term capital gain over net short-term capital loss) and investment company taxable income, if any, proportionately between its shares of Common Stock and shares of MuniPreferred.



     The amount of taxable income allocable to shares of MuniPreferred will depend upon the amount of such income realized by the Fund, including any net income received from taxable temporary investments, but is not generally expected to be significant. Annually, the Fund will inform each owner of shares of MuniPreferred of the amount and nature of the income and gains allocated to the owner by the Fund. If the Fund allocates net capital gain or investment company taxable income without first notifying owners of shares of MuniPreferred, in certain circumstances payments will be made to such owners to offset the tax effect thereof. See "Description of MuniPreferred -- Dividends and Dividend Periods -- Gross-up Payments."


     Federal tax law imposes an alternative minimum tax with respect to both corporations and individuals based on certain items of tax preference. Interest on certain Municipal Obligations is included as an item of tax preference in determining the amount of a taxpayer's alternative minimum taxable income. To the extent that the Fund receives income from Municipal Obligations treated as tax preference items for purposes of the alternative minimum tax, a portion of the dividends paid by it, although otherwise exempt from Federal income tax, will be taxable to owners of shares to the extent that their tax liability is determined under the alternative minimum tax. In addition, for certain corporations, alternative minimum taxable income is increased by 75% of the difference between an alternative measure of income ("adjusted current earnings") and the amount otherwise determined to be the alternative minimum taxable income. Interest on all Municipal Obligations, and therefore all exempt-interest dividends received from the Fund, is included in calculating adjusted current earnings. For taxable years beginning after December 31, 1997, certain small corporations are not subject to the alternative minimum tax. A corporation qualifies for such exemption provided that (i) for the corporation's first taxable year beginning after December 31, 1996, its average annual gross receipts for the three prior taxable year period does not exceed $5,000,000 and
(ii) the corporation's average annual gross receipts for each three prior taxable year period thereafter does not exceed $7,500,000.


     A more detailed summary of the provisions of the Code and regulations thereunder presently in effect as they directly govern the taxation of the Fund and their respective shareholders appears in the Statement of Additional Information. These provisions and interpretations are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Fund transactions. Shareholders are advised to consult with their own tax advisers for more detailed information concerning Federal income tax matters.

STATE AND LOCAL TAX MATTERS

     The exemption from Federal income tax for exempt-interest dividends does not necessarily result in exemption for such dividends under the income or other tax laws of any state or local taxing authority. Some states exempt from state income tax that portion of any exempt-interest dividend that is derived from interest received by a regulated investment company on its holdings of securities of that state and its political subdivisions and instrumentalities. Therefore, the Fund will report annually to its shareholders the percentage of interest income earned by the Fund during the preceding year on tax-exempt obligations indicating, on a state-by-state basis, the source of such income. Owners of shares of MuniPreferred are advised to consult with their own tax advisers about state and local tax matters.

              CUSTODIAN, TRANSFER AGENT, DIVIDEND DISBURSING AGENT
                              AND REDEMPTION AGENT


     The Custodian of the assets of the Fund and the transfer agent and dividend disbursing agent with respect to the Fund's Common Stock is The Chase Manhattan Bank, a banking corporation organized under the laws of New York and a member bank of the Federal Reserve System, with its principal place of business at One Chase Plaza, New York, New York 10081, and its corporate transfer office at 4 New York Plaza, New York, New York 10004. Bankers Trust Company, 4 Albany Street, New York, New York 10006, a banking corporation organized under the laws of New York, is the Auction Agent with respect to shares of MuniPreferred and acts as transfer agent, registrar, dividend disbursing agent, and redemption agent with respect to such shares.


                                  UNDERWRITING


     Subject to the terms and conditions set forth in the several Purchase Agreements (each a "Purchase Agreement") among the Fund, the Underwriters named below (the "Underwriters") and the Adviser with respect to the five series of New MuniPreferred offered hereby, the Fund expects to sell to the Underwriters, and the Underwriters severally expect to purchase, the respective numbers of shares of such series as set forth after their names below. Each Purchase Agreement with respect to a particular series provides that the obligations of the Underwriters with respect to such series are subject to certain conditions precedent and that the Underwriters will be obligated to purchase all of the shares of such series if any are purchased. However, the offering of each series is independent of the offering of each other series, and no offering is contingent upon the closing of any other offering. Certain information presented in this Prospectus, assumes that each offering is made and effected as contemplated, but there can be no assurance that this will be the case.



                     UNDERWRITER                       SERIES M   SERIES T   SERIES W   SERIES TH   SERIES F
                     -----------                       --------   --------   --------   ---------   --------
Merrill Lynch, Pierce, Fenner & Smith
             Incorporated............................
BT Alex.Brown Incorporated...........................
Goldman, Sachs & Co. ................................
John Nuveen & Co. Incorporated.......................
Lehman Brothers Inc..................................
PaineWebber Incorporated.............................
Prudential Securities Incorporated...................
Smith Barney Inc. ...................................
                                                        -----      -----      -----       -----      -----
             Total...................................   1,000      1,000      1,000       1,000      1,000
                                                        =====      =====      =====       =====      =====



     The Underwriters have advised the Fund that they propose initially to offer the shares of MuniPreferred to the public at the offering price set forth on the cover page of this Prospectus, and to certain dealers at such price less a concession not in excess of $ per share. The sales load of $ per share
is equal to      % of the initial public offering price. The Underwriters may
allow and such dealers may reallow a discount not in excess of $     per share
to certain other dealers. After the initial public offering, the public offering price, concession and discount may be changed. Investors must pay for any shares of New MuniPreferred purchased in this offering on or before the following
dates:                      (Series M MuniPreferred);                  (Series T
MuniPreferred);                  (Series W MuniPreferred);
(Series TH MuniPreferred); and                  (Series F MuniPreferred).


     The Fund and the Adviser have agreed to indemnify the several Underwriters against certain liabilities, including liabilities arising under the Securities Act of 1933, as amended, and the 1940 Act, or to contribute to payments the Underwriters may be required to make in respect thereof.

     The Fund anticipates that the Underwriters may from time to time act as brokers or dealers in connection with the execution of its portfolio transactions after they have ceased to be Underwriters. The Underwriters are active underwriters of, and dealers in, securities and act as market makers in a number of such securities, and therefore can be expected to engage in portfolio transactions with the Fund.

     Each of the Underwriters or one of their respective affiliates will act in Auctions as Broker- Dealers as set forth under "The Auction."

     John Nuveen & Co. Incorporated, one of the Underwriters, is the parent company of the Fund's Adviser.


     The principal business addresses of the Underwriters are as follows:
Merrill Lynch, Pierce, Fenner & Smith Incorporated, World Financial Center, North Tower, 250 Vesey Street, New York, New York 10281; BT Alex.Brown Incorporated, 130 Liberty Street, New York, New York 10006; Goldman, Sachs & Co., 85 Broad Street, New York, New York 10004; John Nuveen & Co. Incorporated, 333 West Wacker Drive, Chicago, Illinois 60606; Lehman Brothers Inc., 3 World Financial Center, New York, New York 10285; PaineWebber Incorporated, 1285 Avenue of Americas, New York, New York 10019; Prudential Securities Incorporated, One New York Plaza, New York, New York 10292; and Smith Barney Inc., 388 Greenwich Street, New York, New York 10013.


                                 LEGAL OPINIONS

     Certain legal matters in connection with the shares of MuniPreferred offered hereby will be passed upon for the Fund by Vedder, Price, Kaufman & Kammholz, Chicago, Illinois, and for the Underwriters by Sidley & Austin, Chicago, Illinois. Vedder, Price, Kaufman & Kammholz and Sidley & Austin will rely as to certain matters of Minnesota law on the opinion of Dorsey & Whitney, Minneapolis, Minnesota.

                             AVAILABLE INFORMATION

     The Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and in accordance therewith is required to file reports, proxy statements and other information with the Commission. Any such reports, proxy statements and other information can be inspected and copied at the public reference facilities of the Commission, Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549, and at the Commission's New York Regional Office, Seven World Trade Center, New York, New York 10048 and Chicago Regional Office, Suite 1400, Northwestern Atrium Center, 500 West Madison Street, Chicago, Illinois 60661-2511. Copies of such materials can be obtained from the public reference section of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. Reports, proxy statements and other information concerning the Fund can also be inspected at the offices of the New York Stock Exchange, 20 Broad Street, New York, New York 10005.

     Additional information regarding the Fund and the shares of MuniPreferred offered hereby is contained in the Registration Statement on Form N-2, including amendments, exhibits and schedules thereto, relating to such shares filed by the Fund with the Commission, Washington, D.C. This Prospectus does not contain all of the information set forth in the Registration Statement, including any amendments, exhibits and schedules thereto. For further information with respect to the Fund and the shares offered hereby, reference is made to the Registration Statement. Statements contained in this Prospectus as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the Commission's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the Commission upon the payment of certain fees prescribed by the Commission. In addition, copies can be found on the internet at www.Nuveen.com.

                           TABLE OF CONTENTS FOR THE
                      STATEMENT OF ADDITIONAL INFORMATION


                                                              PAGE
                                                              ----
Investment Objective and Policies...........................  S-1
Certain Trading Strategies of the Fund......................  S-4
Management of the Fund......................................  S-7
Portfolio Transactions......................................  S-11
Net Asset Value.............................................  S-11
Additional Information Concerning the Auctions for
  MuniPreferred.............................................  S-12
Tax Matters.................................................  S-13
Certain Owners of Record....................................  S-18
Experts.....................................................  S-18
Financial Statements........................................  S-19
Report of Independent Auditors..............................  S-53
Ratings of Investments (Appendix A).........................  A-1

                                                                      APPENDIX A

                   NUVEEN PREMIUM INCOME MUNICIPAL FUND, INC.

                          AMENDMENT AND RESTATEMENT OF
                  STATEMENT ESTABLISHING AND FIXING THE RIGHTS
                               AND PREFERENCES OF
                             MUNICIPAL AUCTION RATE
                  CUMULATIVE PREFERRED STOCK ("MUNIPREFERRED")

                   NUVEEN PREMIUM INCOME MUNICIPAL FUND, INC.

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
DEFINITIONS.................................................     1
     "AA" Composite Commercial Paper Rate...................     1
     Accountant's Confirmation..............................     2
     Affiliate..............................................     2
     Agent Member...........................................     2
     Anticipation Notes.....................................     2
     Applicable Rate........................................     2
     Articles...............................................     2
     Auction................................................     2
     Auction Agency Agreement...............................     2
     Auction Agent..........................................     2
     Auction Date...........................................     2
     Auction Procedures.....................................     2
     Available MuniPreferred................................     2
     Benchmark Rate.........................................     2
     Beneficial Owner.......................................     2
     Bid and "Bids".........................................     2
     Bidder and Bidders.....................................     2
     Board of Directors.....................................     2
     Broker-Dealer..........................................     3
     Broker-Dealer Agreement................................     3
     Business Day...........................................     3
     Code...................................................     3
     Commercial Paper Dealers...............................     3
     Common Stock...........................................     3
     Cure Date..............................................     3
     Date of Original Issue.................................     3
     Deposit Securities.....................................     3
     Discounted Value.......................................     3
     [Reserved].............................................     3
     [Reserved].............................................     3
     Dividend Payment Date..................................     3
     Dividend Period........................................     3
     Existing Holder........................................     3
     Failure to Deposit.....................................     3
     Federal Tax Rate Increase..............................     4
     Fund...................................................     4
     Gross-up Payment.......................................     4
     Holder.................................................     4
     Hold Order and Hold Orders.............................     4
     Independent Accountant.................................     4
     Initial Rate Period....................................     4
     Interest Equivalent....................................     4
     Issue Type Category....................................     4
     Kenny Index............................................     4
     Late Charge............................................     4
     Liquidation Preference.................................     4
     Market Value...........................................     4

                                                                 i

                                                              PAGE
                                                              ----
     Maximum Potential Gross-up Payment Liability...........    4
     Maximum Rate...........................................    5
     [Reserved].............................................    5
     Minimum Rate Period....................................    5
     Moody's................................................    5
     Moody's Discount Factor................................    5
     Moody's Eligible Asset.................................    5
     Moody's Exposure Period................................    5
     Moody's Volatility Factor..............................    5
     MuniPreferred..........................................    6
     MuniPreferred Basic Maintenance Amount.................    6
     MuniPreferred Basic Maintenance Cure Date..............    7
     MuniPreferred Basic Maintenance Report.................    7
     Municipal Obligations..................................    7
     1940 Act...............................................    7
     1940 Act Cure Date.....................................    7
     1940 Act MuniPreferred Asset Coverage..................    7
     Notice of Redemption...................................    7
     Notice of Special Rate Period..........................    7
     Order and Orders.......................................    7
     Original Issue Insurance...............................    7
     Other Issues...........................................    7
     Outstanding............................................    7
     Permanent Insurance....................................    8
     Person.................................................    8
     Portfolio Insurance....................................    8
     Potential Beneficial Owner.............................    8
     Potential Holder.......................................    8
     Preferred Stock........................................    8
     Quarterly Valuation Date...............................    8
     Rate Multiple..........................................    8
     Rate Period............................................    8
     Rate Period Days.......................................    8
     Receivables for Municipal Obligations Sold.............    8
     Redemption Price.......................................    8
     Reference Rate.........................................    8
     Registration Statement.................................    8
     S&P....................................................    8
     S&P Discount Factor....................................    9
     S&P Eligible Asset.....................................    9
     S&P Exposure Period....................................    9
     S&P Volatility Factor..................................    9
     Secondary Market Insurance.............................    9
     Securities Depository..................................    9
     Sell Order and Sell Orders.............................    9
     Special Rate Period....................................    9
     Special Redemption Provisions..........................    9
     Submission Deadline....................................    9
     Submitted Bid and Submitted Bids.......................    9
     Submitted Hold Order and Submitted Hold Orders.........    9
     Submitted Order and Submitted Orders...................    9

                                                               ii

     Submitted Sell Order and Submitted Sell Orders..........................    9
     Subsequent Rate Period..................................................    9
     Substitute Commercial Paper Dealer......................................    9
     Substitute U.S. Government Securities Dealer............................    9
     Sufficient Clearing Bids................................................   10
     Taxable Allocation......................................................   10
     Taxable Income..........................................................   10
     Taxable Equivalent of the Short-Term Municipal Bond
      Rate...................................................................   10
     Transitional Rate Period................................................   10
     Treasury Bill...........................................................   10
     Treasury Bill Rate......................................................   10
     Treasury Note...........................................................   10
     Treasury Note Rate......................................................   10
     U.S. Government Securities Dealer.......................................   11
     Valuation Date..........................................................   11
     Volatility Factor.......................................................   11
     Voting Period...........................................................   11
     Winning Bid Rate........................................................   11
PART I.......................................................................   12
        1.  Number of Authorized Shares......................................   12
        2.  Dividends........................................................   12
            (a)  Ranking.....................................................   12
            (b)  Cumulative Cash Dividends...................................   12
            (c)  Dividends Cumulative From Date of Original Issue............   12
            (d)  Dividend Payment Dates and Adjustment Thereof...............   12
            (e)  Dividend Rates and Calculation of Dividends.................   12
                 (i) Dividend Rates..........................................   12
                 (ii) Calculation of Dividends...............................   14
            (f)  Curing a Failure to Deposit.................................   14
            (g)  Dividend Payments by Fund to Auction Agent..................   14
            (h)  Auction Agent as Trustee of Dividend Payments by Fund.......   15
            (i)  Dividends Paid to Holders...................................   15
            (j)  Dividends Credited Against Earliest Accumulated But Unpaid
                 Dividends...................................................   15
            (k)  Dividends Designated as Exempt-Interest Dividends...........   15
        3.  Gross-up Payments................................................   15
            (a)  Minimum Rate Periods and Special Rate Periods of 28 Rate
                 Period Days or Fewer........................................   15
            (b)  Special Rate Periods of More Than 28 Rate Period Days.......   15
            (c)  No Gross-up Payments In the Event of a Reallocation.........   15
        4.  Designation of Special Rate Periods..............................   16
            (a)  Length of and Preconditions for Special Rate Period.........   16
            (b)  Adjustment of Length of Special Rate Period.................   16
            (c)  Notice of Proposed Special Rate Period......................   16
            (d)  Notice of Special Rate Period...............................   17
            (e)  Failure to Deliver Notice of Special Rate Period............   17
        5.  Voting Rights....................................................   17
            (a)  One Vote Per Share of MuniPreferred.........................   17
            (b)  Voting For Additional Directors.............................   18
                 (i) Voting Period...........................................   18
                 (ii) Notice of Special Meeting..............................   18
                 (iii) Terms of Office of Existing Directors.................   18

                                                                               PAGE
                                                                               ----
                 (iv) Terms of Office of Certain Directors to Terminate Upon
                 Termination of Voting Period................................   18
            (c)  Holders of MuniPreferred To Vote On Certain Other Matters...   19
                 (i) Increases in Capitalization.............................   19
                 (ii) 1940 Act Matters.......................................   19
            (d)  Board May Take Certain Actions Without Shareholder
                 Approval....................................................   20
            (e)  Voting Rights Set Forth Herein Are Sole Voting Rights.......   20
            (f)  No Preemptive Rights or Cumulative Voting...................   20
            (g)  Voting for Directors Sole Remedy for Fund's Failure to Pay
                 Dividends...................................................   20
            (h)  Holders Entitled to Vote....................................   20
        6.  1940 Act MuniPreferred Asset Coverage............................   21
        7.  MuniPreferred Basic Maintenance Amount...........................   21
        8.  [Reserved].......................................................   22
        9.  Restrictions on Dividends and Other Distributions................   22
            (a)  Dividends on Preferred Stock Other Than MuniPreferred.......   22
            (b)  Dividends and Other Distributions With Respect to Common
                 Stock Under the 1940 Act....................................   23
            (c)  Other Restrictions On Dividends and Other Distributions.....   23
       10.  Rating Agency Restrictions.......................................   23
       11.  Redemption.......................................................   24
            (a)  Optional Redemption.........................................   24
            (b)  Mandatory Redemption........................................   25
            (c)  Notice of Redemption........................................   26
            (d)  No Redemption Under Certain Circumstances...................   26
            (e)  Absence of Funds Available for Redemption...................   26
            (f)  Auction Agent as Trustee of Redemption Payments by Fund.....   26
            (g)  Shares for Which Notice of Redemption Has Been Given Are No
                 Longer Outstanding..........................................   26
            (h)  Compliance With Applicable Law..............................   27
            (i)  Only Whole Shares of MuniPreferred May Be Redeemed..........   27
       12.  Liquidation Rights...............................................   27
            (a)  Ranking.....................................................   27
            (b)  Distributions Upon Liquidation..............................   27
            (c)  Pro Rata Distributions......................................   27
            (d)  Rights of Junior Stock......................................   27
            (e)  Certain Events Not Constituting Liquidation.................   28
       13.  Miscellaneous....................................................   28
            (a)  Amendment of Appendix A to Add Additional Series............   28
            (b)  Appendix A Incorporated By Reference........................   28
            (c)  No Fractional Shares........................................   28
            (d)  Status of Shares of MuniPreferred Redeemed, Exchanged or
                 Otherwise Acquired by the Fund..............................   28
            (e)  Board May Resolve Ambiguities...............................   28
            (f)  Headings Not Determinative..................................   28
            (g)  Notices.....................................................   28
PART II......................................................................   29
        1.  Orders...........................................................   29
        2.  Submission of Orders by Broker-Dealers to Auction Agent..........   30
        3.  Determination of Sufficient Clearing Bids, Winning Bid Rate and     32
            Applicable Rate..................................................
        4.  Acceptance and Rejection of Submitted Bids and Submitted Sell
            Orders and Allocation of Shares..................................   33

        5.  Notification of Allocations......................................   35
        6.  Auction Agent....................................................   35
        7.  Transfer of Shares of MuniPreferred..............................   35
        8.  Global Certificate...............................................   35

Appendix A...................................................................  A-1
       Section  1. Designation As To Series..................................  A-1
       Section  2. Number of Authorized Shares Per Series....................  A-2
       Section  3. Exceptions to Certain Definitions.........................  A-3
       Section  4. Certain Definitions.......................................  A-3
       Section  5. Initial and Transitional Rate Periods.....................  A-7
       Section  6. Date for Purposes of Paragraph (yyy) Contained Under the
       Heading "Definitions" in this Statement...............................  A-7
       Section  7. Party Named for Purposes of the Definition of "Rate
       Multiple" in this Statement...........................................  A-7
       Section  8. Additional Definitions....................................  A-7
       Section  9. Dividend Payment Dates....................................  A-7
       Section 10. Amount for Purposes of Subparagraph (c)(i) of Section 5 of
       Part I of this Statement..............................................  A-8
       Section 11. Redemption Provisions Applicable to Initial Rate
       Periods...............................................................  A-8
       Section 12. Applicable Rate for Purposes of Subparagraph (b)(iii) of
       Section 3 of Part II of this Statement................................  A-8

     NUVEEN PREMIUM INCOME MUNICIPAL FUND, INC., a Minnesota corporation (the "Fund"), certifies to the Secretary of State of the State of Minnesota that:

     First: Pursuant to authority expressly vested in the Board of Directors of the Fund by Article FIFTH of the Fund's Articles of Incorporation, as amended (which, as hereafter restated or amended from time to time are, together with this Statement, herein called the "Articles"), the Board of Directors has, by resolution, designated the preferences, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption of shares of the Fund's authorized Preferred Stock, par value $.01 per share, liquidation preference $25,000 per share, having such designation or designations as to series as is set forth in Section 1 of Appendix A hereto and such number of shares per such series as is set forth in Section 2 of Appendix A hereto.

     Second: The preferences, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption, of the shares of each series of MuniPreferred described in Section 1 of Appendix A hereto are as follows (each such series being referred to herein as a series of MuniPreferred, and shares of all such series being referred to herein individually as a share of MuniPreferred and collectively as shares of MuniPreferred):

                                  DEFINITIONS

     Except as otherwise specifically provided in Section 3 of Appendix A hereto, as used in Parts I and II of this Statement, the following terms shall have the following meanings (with terms defined in the singular having comparable meanings when used in the plural and vice versa), unless the context otherwise requires:

     (a) "AA" COMPOSITE COMMERCIAL PAPER RATE," on any date for any Rate Period of shares of a series of MuniPreferred, shall mean (i) (A) in the case of any Minimum Rate Period or any Special Rate Period of fewer than 49 Rate Period Days, the interest equivalent of the 30-day rate; provided, however, that if such Rate Period is a Minimum Rate Period and the "AA" Composite Commercial Paper Rate is being used to determine the Applicable Rate for shares of such series when all of the Outstanding shares of such series are subject to Submitted Hold Orders, then the interest equivalent of the seven-day rate, and
(B) in the case of any Special Rate Period of (1) 49 or more but fewer than 70 Rate Period Days, the interest equivalent of the 60-day rate; (2) 70 or more but fewer than 85 Rate Period Days, the arithmetic average of the interest equivalent of the 60-day and 90-day rates; (3) 85 or more but fewer than 99 Rate Period Days, the interest equivalent of the 90-day rate; (4) 99 or more but fewer than 120 Rate Period Days, the arithmetic average of the interest equivalent of the 90-day and 120-day rates; (5) 120 or more but fewer than 141 Rate Period Days, the interest equivalent of the 120-day rate; (6) 141 or more but fewer than 162 Rate Period Days, the arithmetic average of the 120-day and 180-day rates; and (7) 162 or more but fewer than 183 Rate Period Days, the interest equivalent of the 180-day rate, in each case on commercial paper placed on behalf of issuers whose corporate bonds are rated "AA" by S&P or the equivalent of such rating by S&P or another rating agency, as made available on a discount basis or otherwise by the Federal Reserve Bank of New York for the Business Day next preceding such date; or (ii) in the event that the Federal Reserve Bank of New York does not make available any such rate, then the arithmetic average of such rates, as quoted on a discount basis or otherwise, by the Commercial Paper Dealers to the Auction Agent for the close of business on the Business Day next preceding such date. If any Commercial Paper Dealer does not quote a rate required to determine the "AA" Composite Commercial Paper Rate, the "AA" Composite Commercial Paper Rate shall be determined on the basis of the quotation or quotations furnished by the remaining Commercial Paper Dealer or Commercial Paper Dealers and any Substitute Commercial Paper Dealer or Substitute Commercial Paper Dealers selected by the Fund to provide such rate or rates not being supplied by any Commercial Paper Dealer or Commercial Paper Dealers, as the case may be, or, if the Fund does not select any such Substitute Commercial Paper Dealer or Substitute Commercial Paper Dealers, by the remaining Commercial Paper Dealer or Commercial Paper Dealers. For purposes of this definition, the "interest equivalent" of a rate stated on a discount basis (a "discount rate") for commercial paper of a given days' maturity shall be equal to the quotient (rounded upwards to the next higher one-thousandth (.001) of 1%) of (A) the discount rate divided by (B) the difference between (x) 1.00 and (y) a fraction, the numerator of which shall be the product of the
                                                                               1
discount rate times the number of days in which such commercial paper matures and the denominator of which shall be 360.

     (b) "ACCOUNTANT'S CONFIRMATION" shall have the meaning specified in paragraph (c) of Section 7 of Part I of this Statement.

     (c) "AFFILIATE" shall mean, for purposes of the definition of "Outstanding," any Person known to the Auction Agent to be controlled by, in control of or under common control with the Fund; provided, however, that no Broker-Dealer controlled by, in control of or under common control with the Fund shall be deemed to be an Affiliate nor shall any corporation or any Person controlled by, in control of or under common control with such corporation one of the directors, trustees or executive officers of which is a director of the Fund be deemed to be an Affiliate solely because such director, trustee or executive officer is also a director of the Fund.

     (d) "AGENT MEMBER" shall mean a member of or participant in the Securities Depository that will act on behalf of a Bidder.

     (e) "ANTICIPATION NOTES" shall mean Tax Anticipation Notes (TANs), Revenue Anticipation Notes (RANs), Tax and Revenue Anticipation Notes (TRANs), Grant Anticipation Notes (GANs) that are rated by S&P and Bond Anticipation Notes
(BANs) that are rated by S&P.

     (f) "APPLICABLE RATE" shall have the meaning specified in subparagraph
(e)(i) of Section 2 of Part I of this Statement.

     (g) "ARTICLES" shall have the meaning specified on the first page of this Statement.

     (h) "AUCTION" shall mean each periodic implementation of the Auction Procedures.

     (i) "AUCTION AGENCY AGREEMENT" shall mean the agreement between the Fund and the Auction Agent which provides, among other things, that the Auction Agent will follow the Auction Procedures for purposes of determining the Applicable Rate for shares of a series of MuniPreferred so long as the Applicable Rate for shares of such series is to be based on the results of an Auction.

     (j) "AUCTION AGENT" shall mean the entity appointed as such by a resolution of the Board of Directors in accordance with Section 6 of Part II of this Statement.

     (k) "AUCTION DATE," with respect to any Rate Period, shall mean the Business Day next preceding the first day of such Rate Period.

     (l) "AUCTION PROCEDURES" shall mean the procedures for conducting Auctions set forth in Part II of this Statement.

     (m) "AVAILABLE MUNIPREFERRED" shall have the meaning specified in paragraph
(a) of Section 3 of Part II of this Statement.

     (n) "BENCHMARK RATE" shall have the meaning specified in Section 12 of Appendix A hereto.

     (o) "BENEFICIAL OWNER," with respect to shares of a series of MuniPreferred, means a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the Auction Agent) as a holder of shares of such series.

     (p) "BID" and "BIDS" shall have the respective meanings specified in paragraph (a) of Section 1 of Part II of this Statement.

     (q) "BIDDER" and "BIDDERS" shall have the respective meanings specified in paragraph (a) of Section 1 of Part II of this Statement; provided, however, that neither the Fund nor any affiliate thereof shall be permitted to be a Bidder in an Auction, except that any Broker-Dealer that is an affiliate of the Fund may be a Bidder in an Auction, but only if the Orders placed by such Broker-Dealer are not for its own account.

     (r) "BOARD OF DIRECTORS" shall mean the Board of Directors of the Fund or any duly authorized committee thereof.
                                                                               2

     (s) "BROKER-DEALER" shall mean any broker-dealer, commercial bank or other entity permitted by law to perform the functions required of a Broker-Dealer in
Part II of this Statement, that is a member of, or a participant in, the Securities Depository or is an affiliate of such member or participant, has been selected by the Fund and has entered into a Broker-Dealer Agreement that remains effective.

     (t) "BROKER-DEALER AGREEMENT" shall mean an agreement among the Fund, the Auction Agent and a Broker-Dealer pursuant to which such Broker-Dealer agrees to follow the procedures specified in Part II of this Statement.

     (u) "BUSINESS DAY" shall mean a day on which the New York Stock Exchange is open for trading and which is neither a Saturday, Sunday nor any other day on which banks in The City of New York, New York, are authorized by law to close.

     (v) "CODE" means the Internal Revenue Code of 1986, as amended.

     (w) "COMMERCIAL PAPER DEALERS" shall mean Lehman Commercial Paper Incorporated, Goldman, Sachs & Co. and Merrill Lynch, Pierce, Fenner & Smith Incorporated or, in lieu of any thereof, their respective affiliates or successors, if such entity is a commercial paper dealer.

     (x) "COMMON STOCK" shall mean the common stock, par value $.01 per share, of the Fund.

     (y) "CURE DATE" shall mean the MuniPreferred Basic Maintenance Cure Date or the 1940 Act Cure Date, as the case may be.

     (z) "DATE OF ORIGINAL ISSUE," with respect to shares of a series of MuniPreferred, shall mean the date on which the Fund initially issued such shares.

     (aa) "DEPOSIT SECURITIES" shall mean cash and Municipal Obligations rated at least A-1+ or SP-1+ by S&P, except that, for purposes of subparagraph (a)(v) of Section 11 of Part I of this Statement, such Municipal Obligations shall be considered "Deposit Securities" only if they are also rated P-1, MIG-1 or VMIG-1 by Moody's.

     (bb) "DISCOUNTED VALUE," as of any Valuation Date, shall mean, (i) with respect to an S&P Eligible Asset, the quotient of the Market Value thereof divided by the applicable S&P Discount Factor and (ii)(a) with respect to a Moody's Eligible Asset that is not currently callable as of such Valuation Date at the option of the issuer thereof, the quotient of the Market Value thereof divided by the applicable Moody's Discount Factor, or (b) with respect to a Moody's Eligible Asset that is currently callable as of such Valuation Date at the option of the issuer thereof, the quotient of (1) the lesser of the Market Value or call price thereof, including any call premium, divided by (2) the applicable Moody's Discount Factor.

     (cc) [RESERVED]

     (dd) [RESERVED]

     (ee) "DIVIDEND PAYMENT DATE," with respect to shares of a series of MuniPreferred, shall mean any date on which dividends are payable on shares of such series pursuant to the provisions of paragraph (d) of Section 2 of Part I of this Statement.

     (ff) "DIVIDEND PERIOD," with respect to shares of a series of MuniPreferred, shall mean the period from and including the Date of Original Issue of shares of such series to but excluding the initial Dividend Payment Date for shares of such series and any period thereafter from and including one Dividend Payment Date for shares of such series to but excluding the next succeeding Dividend Payment Date for shares of such series.

     (gg) "EXISTING HOLDER," with respect to shares of a series of MuniPreferred, shall mean a Broker-Dealer (or any such other Person as may be permitted by the Fund) that is listed on the records of the Auction Agent as a holder of shares of such series.

     (hh) "FAILURE TO DEPOSIT," with respect to shares of a series of MuniPreferred, shall mean a failure by the Fund to pay to the Auction Agent, not later than 12:00 noon, New York City time, (A) on the Business Day next preceding any Dividend Payment Date for shares of such series, in funds available on such Dividend
                                                                               3

Payment Date in The City of New York, New York, the full amount of any dividend (whether or not earned or declared) to be paid on such Dividend Payment Date on any share of such series or (B) on the Business Day next preceding any redemption date in funds available on such redemption date for shares of such series in The City of New York, New York, the Redemption Price to be paid on such redemption date for any share of such series after notice of redemption is mailed pursuant to paragraph (c) of Section 11 of Part I of this Statement; provided, however, that the foregoing clause (B) shall not apply to the Fund's failure to pay the Redemption Price in respect of shares of MuniPreferred when the related Notice of Redemption provides that redemption of such shares is subject to one or more conditions precedent and any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption.

     (ii) "FEDERAL TAX RATE INCREASE" shall have the meaning specified in the definition of "Moody's Volatility Factor."

     (jj) "FUND" shall mean the entity named on the first page of this Statement, which is the issuer of the shares of MuniPreferred.

     (kk) "GROSS-UP PAYMENT" shall have the meaning specified in Section 4 of Appendix A hereto.

     (ll) "HOLDER," with respect to shares of a series of MuniPreferred, shall mean the registered holder of such shares as the same appears on the stock books of the Fund.

     (mm) "HOLD ORDER" and "HOLD ORDERS" shall have the respective meanings specified in paragraph (a) of Section 1 of Part II of this Statement.

     (nn) "INDEPENDENT ACCOUNTANT" shall mean a nationally recognized accountant, or firm of accountants, that is with respect to the Fund an independent public accountant or firm of independent public accountants under the Securities Act of 1933, as amended from time to time.

     (oo) "INITIAL RATE PERIOD," with respect to shares of a series of MuniPreferred, shall have the meaning specified with respect to shares of such series in Section 5 of Appendix A hereto.

     (pp) "INTEREST EQUIVALENT" means a yield on a 360-day basis of a discount basis security which is equal to the yield on an equivalent interest-bearing security.

     (qq) "ISSUE TYPE CATEGORY," if defined in Section 4 of Appendix A hereto, shall have the meaning specified in that section.

     (rr) "KENNY INDEX" shall have the meaning specified in the definition of "Taxable Equivalent of the Short-Term Municipal Bond Rate."

     (ss) "LATE CHARGE" shall have the meaning specified in subparagraph
(e)(1)(B) of Section 2 of Part I of this Statement.

     (tt) "LIQUIDATION PREFERENCE," with respect to a given number of shares of MuniPreferred, means $25,000 times that number.

     (uu) "MARKET VALUE" of any asset of the Fund shall mean the market value thereof determined by the pricing service designated from time to time by the Board of Directors. Market Value of any asset shall include any interest accrued thereon. The pricing service values portfolio securities at the mean between the quoted bid and asked price or the yield equivalent when quotations are readily available. Securities for which quotations are not readily available are valued at fair value as determined by the pricing service using methods which include consideration of: yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating; indications as to value from dealers; and general market conditions. The pricing service may employ electronic data processing techniques or a matrix system, or both, to determine valuations.

     (vv) "MAXIMUM POTENTIAL GROSS-UP PAYMENT LIABILITY," as of any Valuation Date, shall mean the aggregate amount of Gross-up Payments that would be due if the Fund were to make Taxable Allocations, with respect to any taxable year, estimated based upon dividends paid and the amount of undistributed realized net capital gains and other taxable income earned by the Fund, as of the end of the calendar month immediately preceding such Valuation Date, and assuming such Gross-up Payments are fully taxable.
                                                                               4

     (ww) "MAXIMUM RATE," for shares of a series of MuniPreferred on any Auction Date for shares of such series, shall mean:

          (i) in the case of any Auction Date which is not the Auction Date immediately prior to the first day of any proposed Special Rate Period designated by the Fund pursuant to Section 4 of Part I of this Statement, the product of (A) the Reference Rate on such Auction Date for the next Rate Period of shares of such series and (B) the Rate Multiple on such Auction Date, unless shares of such series have or had a Special Rate Period (other than a Special Rate Period of 28 Rate Period Days or fewer) and an Auction at which Sufficient Clearing Bids existed has not yet occurred for a Minimum Rate Period of shares of such series after such Special Rate Period, in which case the higher of:

             (A) the dividend rate on shares of such series for the then-ending Rate Period; and

             (B) the product of (1) the higher of (x) the Reference Rate on such Auction Date for a Rate Period equal in length to the then-ending Rate Period of shares of such series, if such then-ending Rate Period was 364 Rate Period Days or fewer, or the Treasury Note Rate on such Auction Date for a Rate Period equal in length to the then-ending Rate Period of shares of such series, if such then-ending Rate Period was more than 364 Rate Period Days, and (y) the Reference Rate on such Auction Date for a Rate Period equal in length to such Special Rate Period of shares of such series, if such Special Rate Period was 364 Rate Period Days or fewer, or the Treasury Note Rate on such Auction Date for a Rate Period equal in length to such Special Rate Period, if such Special Rate Period was more than 364 Rate Period Days and (2) the Rate Multiple on such Auction Date; or

          (ii) in the case of any Auction Date which is the Auction Date immediately prior to the first day of any proposed Special Rate Period designated by the Fund pursuant to Section 4 of Part I of this Statement, the product of (A) the highest of (1) the Reference Rate on such Auction Date for a Rate Period equal in length to the then-ending Rate Period of shares of such series, if such then-ending Rate Period was 364 Rate Period Days or fewer, or the Treasury Note Rate on such Auction Date for a Rate Period equal in length to the then-ending Rate Period of shares of such series, if such then-ending Rate Period was more than 364 Rate Period Days,
     (2) the Reference Rate on such Auction Date for the Special Rate Period for which the Auction is being held if such Special Rate Period is 364 Rate Period Days or fewer or the Treasury Note Rate on such Auction Date for the Special Rate Period for which the Auction is being held if such Special Rate Period is more than 364 Rate Period Days, and (3) the Reference Rate on such Auction Date for Minimum Rate Periods and (B) the Rate Multiple on such Auction Date.

     (xx) [RESERVED]

     (yy) "MINIMUM RATE PERIOD" shall mean any Rate Period consisting of 7 Rate Period Days.

     (zz) "MOODY'S" shall mean Moody's Investors Service, Inc., a Delaware corporation, and its successors.

     (aaa) "MOODY'S DISCOUNT FACTOR" shall have the meaning specified in Section 4 of Appendix A hereto.

     (bbb) "MOODY'S ELIGIBLE ASSET" shall have the meaning specified in Section 4 of Appendix A hereto.

     (ccc) "MOODY'S EXPOSURE PERIOD" shall mean the period commencing on a given Valuation Date and ending 56 days thereafter.

     (ddd) "MOODY'S VOLATILITY FACTOR" shall mean, as of any Valuation Date, (i) in the case of any Minimum Rate Period, any Special Rate Period of 28 Rate Period Days or fewer, or any Special Rate Period of 57 Rate Period Days or more, a multiplicative factor equal to 275%, except as otherwise provided in the last sentence of this definition; (ii) in the case of any Special Rate Period of more than 28 but fewer than 36 Rate Period Days, a multiplicative factor equal to 203%; (iii) in the case of any Special Rate Period of more than 35 but fewer than 43 Rate Period Days, a multiplicative factor equal to 217%; (iv) in the case of any Special Rate Period of more than 42 but fewer than 50 Rate Period Days, a multiplicative factor equal to 226%; and (v) in the case of any Special Rate Period of more than 49 but fewer than 57 Rate Period Days, a multiplicative factor equal to 235%. If, as a result of the enactment of changes to the Code, the greater of the
                                                                               5
maximum marginal Federal individual income tax rate applicable to ordinary income and the maximum marginal Federal corporate income tax rate applicable to ordinary income will increase, such increase being rounded up to the next five percentage points (the "Federal Tax Rate Increase"), until the effective date of such increase, the Moody's Volatility Factor in the case of any Rate Period described in (i) above in this definition instead shall be determined by reference to the following table:

FEDERAL TAX RATE INCREASE                                    VOLATILITY FACTOR
-------------------------                                    -----------------
          5%................................................       295%
        10%.................................................       317%
        15%.................................................       341%
        20%.................................................       369%
        25%.................................................       400%
        30%.................................................       436%
        35%.................................................       477%
        40%.................................................       525%

     (eee) "MUNIPREFERRED" shall have the meaning set forth on the first page of this Statement.

     (fff) "MUNIPREFERRED BASIC MAINTENANCE AMOUNT," as of any Valuation Date, shall mean the dollar amount equal to the sum of (i)(A) the product of the number of shares of MuniPreferred outstanding on such date multiplied by $25,000 (plus the product of the number of shares of any other series of Preferred Stock outstanding on such date multiplied by the liquidation preference of such shares), plus any redemption premium applicable to shares of MuniPreferred (or other Preferred Stock) then subject to redemption; (B) the aggregate amount of dividends that will have accumulated at the respective Applicable Rates (whether or not earned or declared) to (but not including) the first respective Dividend Payment Dates for shares of MuniPreferred outstanding that follow such Valuation Date (plus the aggregate amount of dividends, whether or not earned or declared, that will have accumulated in respect of other outstanding shares of Preferred Stock to, but not including, the first respective dividend payment dates for such other shares that follow such Valuation Date); (C) the aggregate amount of dividends that would accumulate on shares of each series of MuniPreferred outstanding from such first respective Dividend Payment Date therefor through the 56th day after such Valuation Date, at the Maximum Rate (calculated as if such Valuation Date were the Auction Date for the Rate Period commencing on such Dividend Payment Date) for a Minimum Rate Period of shares of such series to commence on such Dividend Payment Date, assuming, solely for purposes of the foregoing, that if on such Valuation Date the Fund shall have delivered a Notice of Special Rate Period to the Auction Agent pursuant to Section 4(d)(i) of this
Part I with respect to shares of such series, such Maximum Rate shall be the higher of (a) the Maximum Rate for the Special Rate Period of shares of such series to commence on such Dividend Payment Date and (b) the Maximum Rate for a Minimum Rate Period of shares of such series to commence on such Dividend Payment Date, multiplied by the Volatility Factor applicable to a Minimum Rate Period, or, in the event the Fund shall have delivered a Notice of Special Rate Period to the Auction Agent pursuant to Section 4(d)(i) of this Part I with respect to shares of such series designating a Special Rate Period consisting of 56 Rate Period Days or more, the Volatility Factor applicable to a Special Rate Period of that length (plus the aggregate amount of dividends that would accumulate at the maximum dividend rate or rates on any other shares of Preferred Stock outstanding from such respective dividend payment dates through the 56th day after such Valuation Date, as established by or pursuant to the respective statements establishing and fixing the rights and preferences of such other shares of Preferred Stock) (except that (1) if such Valuation Date occurs at a time when a Failure to Deposit (or, in the case of shares of Preferred Stock other than MuniPreferred, a failure similar to a Failure to Deposit) has occurred that has not been cured, the dividend for purposes of calculation would accumulate at the current dividend rate then applicable to the shares in respect of which such failure has occurred and (2) for those days during the period described in this subparagraph (C) in respect of which the Applicable Rate in effect immediately prior to such Dividend Payment Date will remain in effect (or, in the case of shares of Preferred Stock other than MuniPreferred, in respect of which the dividend rate or rates in effect immediately prior to such respective dividend payment dates will remain in effect), the dividend for purposes of calculation would accumulate at such Applicable Rate (or other rate or rates, as the case may be) in respect of those days);
                                                                               6

(D) the amount of anticipated expenses of the Fund for the 90 days subsequent to such Valuation Date; (E) the amount of the Fund's Maximum Potential Gross-up Payment Liability in respect of shares of MuniPreferred (and similar amounts payable in respect of other shares of Preferred Stock pursuant to provisions similar to those contained in Section 3 of Part I of this Statement) as of such Valuation Date; and (F) any current liabilities as of such Valuation Date to the extent not reflected in any of (i)(A) through (i)(E) (including, without limitation, any payables for Municipal Obligations purchased as of such Valuation Date and any liabilities incurred for the purpose of clearing securities transactions) less (ii) the value (i.e., for purposes of current Moody's guidelines, the face value of cash, short-term Municipal Obligations rated MIG-1, VMIG-1 or P-1, and short-term securities that are the direct obligation of the U.S. government, provided in each case that such securities mature on or prior to the date upon which any of (i)(A) through (i)(F) become payable, otherwise the Moody's Discounted Value) of any of the Fund's assets irrevocably deposited by the Fund for the payment of any of (i)(A) through
(i)(F).

     (ggg) "MUNIPREFERRED BASIC MAINTENANCE CURE DATE," with respect to the failure by the Fund to satisfy the MuniPreferred Basic Maintenance Amount (as required by paragraph (a) of Section 7 of Part I of this Statement) as of a given Valuation Date, shall mean the seventh Business Day following such Valuation Date.

     (hhh) "MUNIPREFERRED BASIC MAINTENANCE REPORT" shall mean a report signed by the President, Treasurer or any Senior Vice President or Vice President of the Fund which sets forth, as of the related Valuation Date, the assets of the Fund, the Market Value and the Discounted Value thereof (seriatim and in aggregate), and the MuniPreferred Basic Maintenance Amount.

     (iii) "MUNICIPAL OBLIGATIONS" shall mean "Municipal Obligations" as defined in the Fund's registration statement on Form N-2 on file with the Securities and Exchange Commission, as such registration statement may be amended from time to time (the "Registration Statement").

     (jjj) "1940 ACT" shall mean the Investment Company Act of 1940, as amended from time to time.

     (kkk) "1940 ACT CURE DATE," with respect to the failure by the Fund to maintain the 1940 Act MuniPreferred Asset Coverage (as required by Section 6 of
Part I of this Statement) as of the last Business Day of each month, shall mean the last Business Day of the following month.

     (lll) "1940 ACT MUNIPREFERRED ASSET COVERAGE" shall mean asset coverage, as defined in Section 18(h) of the 1940 Act, of at least 200% with respect to all outstanding senior securities of the Fund which are stock, including all outstanding shares of MuniPreferred (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are stock of a closed-end investment company as a condition of declaring dividends on its common stock).

     (mmm) "NOTICE OF REDEMPTION" shall mean any notice with respect to the redemption of shares of MuniPreferred pursuant to paragraph (c) of Section 11 of
Part I of this Statement.

     (nnn) "NOTICE OF SPECIAL RATE PERIOD" shall mean any notice with respect to a Special Rate Period of shares of MuniPreferred pursuant to subparagraph (d)(i) of Section 4 of Part I of this Statement.

     (ooo) "ORDER" AND "ORDERS" shall have the respective meanings specified in paragraph (a) of Section 1 of Part II of this Statement.

     (ppp) "ORIGINAL ISSUE INSURANCE," if defined in Section 4 of Appendix A hereto, shall have the meaning specified in that section.

     (qqq) "OTHER ISSUES," if defined in Section 4 of Appendix A hereto, shall have the meaning specified in that section.

     (rrr) "OUTSTANDING" shall mean, as of any Auction Date with respect to shares of a series of MuniPreferred, the number of shares of such series theretofore issued by the Fund except, without duplication, (i) any shares of such series theretofore cancelled or delivered to the Auction Agent for cancellation or redeemed by the Fund, (ii) any shares of such series as to which the Fund or any Affiliate thereof shall be an Existing Holder and (iii) any shares of such series represented by any certificate in lieu of which a new certificate has been executed and delivered by the Fund.
                                                                               7

     (sss) "PERMANENT INSURANCE," if defined in Section 4 of Appendix A hereto, shall have the meaning specified in that section.

     (ttt) "PERSON" shall mean and include an individual, a partnership, a corporation, a trust, an unincorporated association, a joint venture or other entity or a government or any agency or political subdivision thereof.

     (uuu) "PORTFOLIO INSURANCE," if defined in Section 4 of Appendix A hereto, shall have the meaning specified in that section.

     (vvv) "POTENTIAL BENEFICIAL OWNER," with respect to shares of a series of MuniPreferred, shall mean a customer of a Broker-Dealer that is not a Beneficial Owner of shares of such series but that wishes to purchase shares of such series, or that is a Beneficial Owner of shares of such series that wishes to purchase additional shares of such series.

     (www) "POTENTIAL HOLDER," with respect to shares of a series of MuniPreferred, shall mean a Broker-Dealer (or any such other person as may be permitted by the Fund) that is not an Existing Holder of shares of such series or that is an Existing Holder of shares of such series that wishes to become the Existing Holder of additional shares of such series.

     (xxx) "PREFERRED STOCK" shall mean the preferred stock of the Fund, and includes the shares of MuniPreferred.

     (yyy) "QUARTERLY VALUATION DATE" shall mean the last Business Day of each February, May, August and November of each year, commencing on the date set forth in Section 6 of Appendix A hereto.

     (zzz) "RATE MULTIPLE" shall have the meaning specified in Section 4 of Appendix A hereto.

     (aaaa) "RATE PERIOD," with respect to shares of a series of MuniPreferred, shall mean the Initial Rate Period, and any Transitional Rate Period, of shares of such series and any Subsequent Rate Period, including any Special Rate Period, of shares of such series.

     (bbbb) "RATE PERIOD DAYS," for any Rate Period or Dividend Period, means the number of days that would constitute such Rate Period or Dividend Period but for the application of paragraph (d) of Section 2 of Part I of this Statement or paragraph (b) of Section 4 of Part I of this Statement.

     (cccc) "RECEIVABLES FOR MUNICIPAL OBLIGATIONS SOLD" shall mean (A) for purposes of calculation of Moody's Eligible Assets as of any Valuation Date, no more than the aggregate of the following: (i) the book value of receivables for Municipal Obligations sold as of or prior to such Valuation Date if such receivables are due within five business days of such Valuation Date, and if the trades which generated such receivables are (x) settled through clearing house firms with respect to which the Fund has received prior written authorization from Moody's or (y) with counterparties having a Moody's long-term debt rating of at least Baa3; and (ii) the Moody's Discounted Value of Municipal Obligations sold as of or prior to such Valuation Date which generated receivables, if such receivables are due within five business days of such Valuation Date but do not comply with either of the conditions specified in (i) above, and (B) for purposes of calculation of S&P Eligible Assets as of any Valuation Date, the book value of receivables for Municipal Obligations sold as of or prior to such Valuation Date if such receivables are due within five business days of such Valuation Date.

     (dddd) "REDEMPTION PRICE" shall mean the applicable redemption price specified in paragraph (a) or (b) of Section 11 of Part I of this Statement.

     (eeee) "REFERENCE RATE" shall mean (i) the higher of the Taxable Equivalent of the Short-Term Municipal Bond Rate and the "AA" Composite Commercial Paper Rate in the case of Minimum Rate Periods and Special Rate Periods of 28 Rate Period Days or fewer; (ii) the "AA" Composite Commercial Paper Rate in the case of Special Rate Periods of more than 28 Rate Period Days but fewer than 183 Rate Period Days; and (iii) the Treasury Bill Rate in the case of Special Rate Periods of more than 182 Rate Period Days but fewer than 365 Rate Period Days.

     (ffff) "REGISTRATION STATEMENT" has the meaning specified in the definition of "Municipal Obligations."

     (gggg) "S&P" shall mean Standard & Poor's Corporation, a New York corporation, and its successors.
                                                                               8

     (hhhh) "S&P DISCOUNT FACTOR" shall have the meaning specified in Section 4 of Appendix A hereto.

     (iiii) "S&P ELIGIBLE ASSET" shall have the meaning specified in Section 4 of Appendix A hereto.

     (jjjj) "S&P EXPOSURE PERIOD" shall mean the maximum period of time following a Valuation Date that the Fund has under this Statement to cure any failure to maintain, as of such Valuation Date, the Discounted Value for its portfolio at least equal to the MuniPreferred Basic Maintenance Amount (as described in paragraph (a) of Section 7 of Part I of this Statement).

     (kkkk) "S&P VOLATILITY FACTOR" shall mean, as of any Valuation Date, a multiplicative factor equal to (i) 305% in the case of any Minimum Rate Period or any Special Rate Period of 28 Rate Period Days or fewer; (ii) 268% in the case of any Special Rate Period of more than 28 Rate Period Days but fewer than 183 Rate Period Days; and (iii) 204% in the case of any Special Rate Period of more than 182 Rate Period Days.

     (llll) "SECONDARY MARKET INSURANCE," if defined in Section 4 of Appendix A hereto, shall have the meaning specified in that section.

     (mmmm) "SECURITIES DEPOSITORY" shall mean The Depository Trust Company and its successors and assigns or any other securities depository selected by the Fund which agrees to follow the procedures required to be followed by such securities depository in connection with shares of MuniPreferred.

     (nnnn) "SELL ORDER" and "SELL ORDERS" shall have the respective meanings specified in paragraph (a) of Section 1 of Part II of this Statement.

     (oooo) "SPECIAL RATE PERIOD," with respect to shares of a series of MuniPreferred, shall have the meaning specified in paragraph (a) of Section 4 of
Part I of this Statement.

     (pppp) "SPECIAL REDEMPTION PROVISIONS" shall have the meaning specified in subparagraph (a)(i) of Section 11 of Part I of this Statement.

     (qqqq) "SUBMISSION DEADLINE" shall mean 1:30 P.M., New York City time, on any Auction Date or such other time on any Auction Date by which Broker-Dealers are required to submit Orders to the Auction Agent as specified by the Auction Agent from time to time.

     (rrrr) "SUBMITTED BID" and "SUBMITTED BIDS" shall have the respective meanings specified in paragraph (a) of Section 3 of Part II of this Statement.

     (ssss) "SUBMITTED HOLD ORDER" and "SUBMITTED HOLD ORDERS" shall have the respective meanings specified in paragraph (a) of Section 3 of Part II of this Statement.

     (tttt) "SUBMITTED ORDER" and "SUBMITTED ORDERS" shall have the respective meanings specified in paragraph (a) of Section 3 of Part II of this Statement.

     (uuuu) "SUBMITTED SELL ORDER" and "SUBMITTED SELL ORDERS" shall have the respective meanings specified in paragraph (a) of Section 3 of Part II of this Statement.

     (vvvv) "SUBSEQUENT RATE PERIOD," with respect to shares of a series of MuniPreferred, shall mean the period from and including the first day following the Transitional Rate Period (or, if no Transitional Rate Period, the Initial Rate Period) of shares of such series to but excluding the next Dividend Payment Date for shares of such series and any period thereafter from and including one Dividend Payment Date for shares of such series to but excluding the next succeeding Dividend Payment Date for shares of such series; provided, however, that if any Subsequent Rate Period is also a Special Rate Period, such term shall mean the period commencing on the first day of such Special Rate Period and ending on the last day of the last Dividend Period thereof.

     (wwww) "SUBSTITUTE COMMERCIAL PAPER DEALER" shall mean The First Boston Company or Morgan Stanley & Co. Incorporated or their respective affiliates or successors, if such entity is a commercial paper dealer; provided, however, that none of such entities shall be a Commercial Paper Dealer.

     (xxxx) "SUBSTITUTE U.S. GOVERNMENT SECURITIES DEALER" shall mean The First Boston Company and Merrill Lynch, Pierce, Fenner & Smith Incorporated or their respective affiliates or successors, if such entity is
                                                                               9
a U.S. Government securities dealer; provided, however, that none of such entities shall be a U.S. Government Securities Dealer.

     (yyyy) "SUFFICIENT CLEARING BIDS" shall have the meaning specified in paragraph (a) of Section 3 of Part II of this Statement.

     (zzzz) "TAXABLE ALLOCATION" shall have the meaning specified in Section 3 of Part I of this Statement.

     (aaaaa) "TAXABLE INCOME" shall have the meaning specified in Section 12 of Appendix A hereto.

     (bbbbb) "TAXABLE EQUIVALENT OF THE SHORT-TERM MUNICIPAL BOND RATE," on any date for any Minimum Rate Period or Special Rate Period of 28 Rate Period Days or fewer, shall mean 90% of the quotient of (A) the per annum rate expressed on an interest equivalent basis equal to the Kenny S&P 30 day High Grade Index or any successor index (the "Kenny Index") (provided, however, that any such successor index must be approved by Moody's (if Moody's is then rating the shares of MuniPreferred) and S&P (if S&P is then rating the shares of MuniPreferred)), made available for the Business Day immediately preceding such date but in any event not later than 8:30 A.M., New York City time, on such date by Kenny S&P Evaluation Services or any successor thereto, based upon 30-day yield evaluations at par of short-term bonds the interest on which is excludable for regular Federal income tax purposes under the Code of "high grade" component issuers selected by Kenny S&P Evaluation Services or any such successor from time to time in its discretion, which component issuers shall include, without limitation, issuers of general obligation bonds, but shall exclude any bonds the interest on which constitutes an item of tax preference under Section 57(a)(5) of the Code, or successor provisions, for purposes of the "alternative minimum tax," divided by (B) 1.00 minus the maximum marginal regular Federal individual income tax rate applicable to ordinary income or the maximum marginal regular Federal corporate income tax rate applicable to ordinary income (in each case expressed as a decimal), whichever is greater; provided, however, that if the Kenny Index is not made so available by 8:30 A.M., New York City time, on such date by Kenny S&P Evaluation Services or any successor, the Taxable Equivalent of the Short-Term Municipal Bond Rate shall mean the quotient of (A) the per annum rate expressed on an interest equivalent basis equal to the most recent Kenny Index so made available for any preceding Business Day, divided by (B)
1.00 minus the maximum marginal regular Federal individual income tax rate applicable to ordinary income or the maximum marginal regular Federal corporate income tax rate applicable to ordinary income (in each case expressed as a decimal), whichever is greater.

     (ccccc) "TRANSITIONAL RATE PERIOD," with respect to shares of a series of MuniPreferred, shall have the meaning specified with respect to shares of such series in Section 5 of Appendix A hereto.

     (ddddd) "TREASURY BILL" shall mean a direct obligation of the U.S. Government having a maturity at the time of issuance of 364 days or less.

     (eeeee) "TREASURY BILL RATE," on any date for any Rate Period, shall mean
(i) the bond equivalent yield, calculated in accordance with prevailing industry convention, of the rate on the most recently auctioned Treasury Bill with a remaining maturity closest to the length of such Rate Period, as quoted in The Wall Street Journal on such date for the Business Day next preceding such date; or (ii) in the event that any such rate is not published in The Wall Street Journal, then the bond equivalent yield, calculated in accordance with prevailing industry convention, as calculated by reference to the arithmetic average of the bid price quotations of the most recently auctioned Treasury Bill with a remaining maturity closest to the length of such Rate Period, as determined by bid price quotations as of the close of business on the Business Day immediately preceding such date obtained from the U.S. Government Securities Dealers to the Auction Agent.

     (fffff) "TREASURY NOTE" shall mean a direct obligation of the U.S. Government having a maturity at the time of issuance of five years or less but more than 364 days.

     (ggggg) "TREASURY NOTE RATE," on any date for any Rate Period, shall mean
(i) the yield on the most recently auctioned Treasury Note with a remaining maturity closest to the length of such Rate Period, as quoted in The Wall Street Journal on such date for the Business Day next preceding such date; or (ii) in the event that any such rate is not published in The Wall Street Journal, then the yield as calculated by reference to the arithmetic average of the bid price quotations of the most recently auctioned Treasury Note with a
                                                                              10
remaining maturity closest to the length of such Rate Period, as determined by bid price quotations as of the close of business on the Business Day immediately preceding such date obtained from the U.S. Government Securities Dealers to the Auction Agent. If any U.S. Government Securities Dealer does not quote a rate required to determine the Treasury Bill Rate or the Treasury Note Rate, the Treasury Bill Rate or the Treasury Note Rate shall be determined on the basis of the quotation or quotations furnished by the remaining U.S. Government Securities Dealer or U.S. Government Securities Dealers and any Substitute U.S. Government Securities Dealers selected by the Fund to provide such rate or rates not being supplied by any U.S. Government Securities Dealer or U.S. Government Securities Dealers, as the case may be, or, if the Fund does not select any such Substitute U.S. Government Securities Dealer or Substitute U.S. Government Securities Dealers, by the remaining U.S. Government Securities Dealer or U.S. Government Securities Dealers.

     (hhhhh) "U.S. GOVERNMENT SECURITIES DEALER" shall mean Lehman Government Securities Incorporated, Goldman, Sachs & Co., Salomon Brothers Inc and Morgan Guaranty Trust Company of New York or their respective affiliates or successors, if such entity is a U.S. Government securities dealer.

     (iiiii) "VALUATION DATE" shall mean, for purposes of determining whether the Fund is maintaining the MuniPreferred Basic Maintenance Amount, each Business Day.

     (jjjjj) "VOLATILITY FACTOR" shall mean, as of any Valuation Date, the greater of the Moody's Volatility Factor and the S&P Volatility Factor.

     (kkkkk) "VOTING PERIOD" shall have the meaning specified in paragraph (b) of Section 5 of Part I of this Statement.

     (lllll) "WINNING BID RATE" shall have the meaning specified in paragraph
(a) of Section 3 of Part II of this Statement.

     Any additional definitions specifically set forth in Section 8 of Appendix A hereto shall be incorporated herein and made part hereof by reference thereto.

                                    PART I.

1. NUMBER OF AUTHORIZED SHARES.

     The number of authorized shares constituting a series of MuniPreferred shall be as set forth with respect to such series in Section 2 of Appendix A hereto.

2. DIVIDENDS.

     (a) RANKING. The shares of a series of MuniPreferred shall rank on a parity with each other, with shares of any other series of MuniPreferred and with shares of any other series of Preferred Stock as to the payment of dividends by the Fund.

     (b) CUMULATIVE CASH DIVIDENDS. The Holders of shares of MuniPreferred of any series shall be entitled to receive, when, as and if declared by the Board of Directors, out of funds legally available therefor, cumulative cash dividends at the Applicable Rate for shares of such series, determined as set forth in paragraph (e) of this Section 2, and no more (except to the extent set forth in Section 3 of this Part I), payable on the Dividend Payment Dates with respect to shares of such series determined pursuant to paragraph (d) of this Section 2. Holders of shares of MuniPreferred shall not be entitled to any dividend, whether payable in cash, property or stock, in excess of full cumulative dividends, as herein provided, on shares of MuniPreferred. No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments on shares of MuniPreferred which may be in arrears, and, except to the extent set forth in subparagraph (e)(i) of this Section 2, no additional sum of money shall be payable in respect of any such arrearage.

     (c) DIVIDENDS CUMULATIVE FROM DATE OF ORIGINAL ISSUE. Dividends on shares of MuniPreferred of any series shall accumulate at the Applicable Rate for shares of such series from the Date of Original Issue thereof.

     (d) DIVIDEND PAYMENT DATES AND ADJUSTMENT THEREOF. The Dividend Payment Dates with respect to shares of a series of MuniPreferred shall be as set forth with respect to shares of such series in Section 9 of Appendix A hereto; provided, however, that:

          (i) (A) in the case of a series of MuniPreferred designated as "Series F MuniPreferred" or "Series M MuniPreferred" in Section 1 of Appendix A hereto, if the Monday or Tuesday, as the case may be, on which dividends would otherwise be payable on shares of such series is not a Business Day, then such dividends shall be payable on such shares on the first Business Day that falls after such Monday or Tuesday, as the case may be, and (B) in the case of a series of MuniPreferred designated as "Series T MuniPreferred," "Series W MuniPreferred" or "Series TH MuniPreferred" in
     Section 1 of Appendix A hereto, if the Wednesday, Thursday or Friday, as the case may be, on which dividends would otherwise be payable on shares of such series is not a Business Day, then such dividends shall be payable on such shares on the first Business Day that falls prior to such Wednesday, Thursday or Friday, as the case may be; and

          (ii) notwithstanding Section 9 of Appendix A hereto, the Fund in its discretion may establish the Dividend Payment Dates in respect of any Special Rate Period of shares of a series of MuniPreferred consisting of more than 28 Rate Period Days; provided, however, that such dates shall be set forth in the Notice of Special Rate Period relating to such Special Rate Period, as delivered to the Auction Agent, which Notice of Special Rate Period shall be filed with the Secretary of the Fund; and further provided that (1) any such Dividend Payment Date shall be a Business Day and (2) the last Dividend Payment Date in respect of such Special Rate Period shall be the Business Day immediately following the last day thereof, as such last day is determined in accordance with paragraph (b) of
     Section 4 of this Part I.

     (e) DIVIDEND RATES AND CALCULATION OF DIVIDENDS.

          (i) DIVIDEND RATES. The dividend rate on shares of MuniPreferred of any series during the period from and after the Date of Original Issue of shares of such series to and including the last day of the Initial Rate Period of shares of such series shall be equal to the rate per annum set forth with respect to
                                                                              12
     shares of such series under "Designation" in Section 1 of Appendix A hereto. For any Transitional Rate Period and for each Subsequent Rate Period of shares of such series thereafter, the dividend rate on shares of such series shall be equal to the rate per annum that results from an Auction for shares of such series on the Auction Date next preceding such Transitional Rate Period or Subsequent Rate Period, as the case may be; provided, however, that if:

             (A) an Auction for any such Transitional Rate Period or Subsequent Rate Period is not held for any reason other than as described below, the dividend rate on shares of such series for such Transitional Rate Period or Subsequent Rate Period will be the Maximum Rate for shares of such series on the Auction Date therefor;

             (B) any Failure to Deposit shall have occurred with respect to shares of such series during any Rate Period thereof (other than any Special Rate Period consisting of more than 364 Rate Period Days or any Rate Period succeeding any Special Rate Period consisting of more than 364 Rate Period Days during which a Failure to Deposit occurred that has not been cured), but, prior to 12:00 Noon, New York City time, on the third Business Day next succeeding the date on which such Failure to Deposit occurred, such Failure to Deposit shall have been cured in accordance with paragraph (f) of this Section 2 and the Fund shall have paid to the Auction Agent a late charge ("Late Charge") equal to the sum of (1) if such Failure to Deposit consisted of the failure timely to pay to the Auction Agent the full amount of dividends with respect to any Dividend Period of the shares of such series, an amount computed by multiplying (x) 200% of the Reference Rate for the Rate Period during which such Failure to Deposit occurs on the Dividend Payment Date for such Dividend Period by (y) a fraction, the numerator of which shall be the number of days for which such Failure to Deposit has not been cured in accordance with paragraph (f) of this Section 2 (including the day such Failure to Deposit occurs and excluding the day such Failure to Deposit is cured) and the denominator of which shall be 360, and applying the rate obtained against the aggregate Liquidation Preference of the outstanding shares of such series and (2) if such Failure to Deposit consisted of the failure timely to pay to the Auction Agent the Redemption Price of the shares, if any, of such series for which Notice of Redemption has been mailed by the Fund pursuant to paragraph (c) of
        Section 11 of this Part I, an amount computed by multiplying (x) 200% of the Reference Rate for the Rate Period during which such Failure to Deposit occurs on the redemption date by (y) a fraction, the numerator of which shall be the number of days for which such Failure to Deposit is not cured in accordance with paragraph (f) of this Section 2 (including the day such Failure to Deposit occurs and excluding the day such Failure to Deposit is cured) and the denominator of which shall be 360, and applying the rate obtained against the aggregate Liquidation Preference of the outstanding shares of such series to be redeemed, no Auction will be held in respect of shares of such series for the Transitional Rate Period or Subsequent Rate Period thereof and the dividend rate for shares of such series for such Transitional Rate Period or Subsequent Rate Period will be the Maximum Rate for shares of such series on the Auction Date for such Transitional Rate Period or Subsequent Rate Period;

             (C) any Failure to Deposit shall have occurred with respect to shares of such series during any Rate Period thereof (other than any Special Rate Period consisting of more than 364 Rate Period Days or any Rate Period succeeding any Special Rate Period consisting of more than 364 Rate Period Days during which a Failure to Deposit occurred that has not been cured), and, prior to 12:00 Noon, New York City time, on the third Business Day next succeeding the date on which such Failure to Deposit occurred, such Failure to Deposit shall not have been cured in accordance with paragraph (f) of this Section 2 or the Fund shall not have paid the applicable Late Charge to the Auction Agent, no Auction will be held in respect of shares of such series for the Transitional Rate Period or first Subsequent Rate Period thereof thereafter (or for any Rate Period thereof thereafter to and including the Rate Period during which (1) such Failure to Deposit is cured in accordance with paragraph (f) of this Section 2 and (2) the Fund pays the applicable Late Charge to the Auction Agent (the condition set forth in this clause
        (2) to apply only in the event Moody's is rating such shares at the time the Fund cures such Failure to Deposit), in each case no later than
                                                                              13

        12:00 Noon, New York City time, on the fourth Business Day prior to the end of such Rate Period), and the dividend rate for shares of such series for the Transitional Rate Period or each such Subsequent Rate Period shall be a rate per annum equal to the Maximum Rate for shares of such series on the Auction Date for such Transitional Rate Period or Subsequent Rate Period (but with the prevailing rating for shares of such series, for purposes of determining such Maximum Rate, being deemed to be "Below "ba3"/BB-"); or

             (D) any Failure to Deposit shall have occurred with respect to shares of such series during a Special Rate Period thereof consisting of more than 364 Rate Period Days, or during any Rate Period thereof succeeding any Special Rate Period consisting of more than 364 Rate Period Days during which a Failure to Deposit occurred that has not been cured, and, prior to 12:00 Noon, New York City time, on the fourth Business Day preceding the Auction Date for the Rate Period subsequent to such Rate Period, such Failure to Deposit shall not have been cured in accordance with paragraph (f) of this Section 2 or, in the event Moody's is then rating such shares, the Fund shall not have paid the applicable Late Charge to the Auction Agent (such Late Charge, for purposes of this subparagraph (D), to be calculated by using, as the Reference Rate, the Reference Rate applicable to a Rate Period (x) consisting of more than 182 Rate Period Days but fewer than 365 Rate Period Days and (y) commencing on the date on which the Rate Period during which Failure to Deposit occurs commenced), no Auction will be held in respect of shares of such series for such Subsequent Rate Period (or for any Rate Period thereof thereafter to and including the Rate Period during which (1) such Failure to Deposit is cured in accordance with paragraph (f) of this Section 2 and (2) the Fund pays the applicable Late Charge to the Auction Agent (the condition set forth in this clause (2) to apply only in the event Moody's is rating such shares at the time the Fund cures such Failure to Deposit), in each case no later than 12:00 Noon, New York City time, on the fourth Business Day prior to the end of such Rate Period), and the dividend rate for shares of such series for each such Subsequent Rate Period shall be a rate per annum equal to the Maximum Rate for shares of such series on the Auction Date for such Subsequent Rate Period (but with the prevailing rating for shares of such series, for purposes of determining such Maximum Rate, being deemed to be "Below "ba3"/BB-") (the rate per annum at which dividends are payable on shares of a series of MuniPreferred for any Rate Period thereof being herein referred to as the "Applicable Rate" for shares of such series).

          (ii) CALCULATION OF DIVIDENDS. The amount of dividends per share payable on shares of a series of MuniPreferred on any date on which dividends shall be payable on shares of such series shall be computed by multiplying the Applicable Rate for shares of such series in effect for such Dividend Period or Dividend Periods or part thereof for which dividends have not been paid by a fraction, the numerator of which shall be the number of days in such Dividend Period or Dividend Periods or part thereof and the denominator of which shall be 365 if such Dividend Period consists of 7 Rate Period Days and 360 for all other Dividend Periods, and applying the rate obtained against $25,000.

     (f) CURING A FAILURE TO DEPOSIT. A Failure to Deposit with respect to shares of a series of MuniPreferred shall have been cured (if such Failure to Deposit is not solely due to the willful failure of the Fund to make the required payment to the Auction Agent) with respect to any Rate Period of shares of such series if, within the respective time periods described in subparagraph
(e)(i) of this Section 2, the Fund shall have paid to the Auction Agent (A) all accumulated and unpaid dividends on shares of such series and (B) without duplication, the Redemption Price for shares, if any, of such series for which Notice of Redemption has been mailed by the Fund pursuant to paragraph (c) of
Section 11 of Part I of this Statement; provided, however, that the foregoing clause (B) shall not apply to the Fund's failure to pay the Redemption Price in respect of shares of MuniPreferred when the related Redemption Notice provides that redemption of such shares is subject to one or more conditions precedent and any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption.

     (g) DIVIDEND PAYMENTS BY FUND TO AUCTION AGENT. The Fund shall pay to the Auction Agent, not later than 12:00 Noon, New York City time, on the Business Day next preceding each Dividend Payment Date for shares of a series of MuniPreferred, an aggregate amount of funds available on the next Business Day in The
                                                                              14

City of New York, New York, equal to the dividends to be paid to all Holders of shares of such series on such Dividend Payment Date.

     (h) AUCTION AGENT AS TRUSTEE OF DIVIDEND PAYMENTS BY FUND. All moneys paid to the Auction Agent for the payment of dividends (or for the payment of any Late Charge) shall be held in trust for the payment of such dividends (and any such Late Charge) by the Auction Agent for the benefit of the Holders specified in paragraph (i) of this Section 2. Any moneys paid to the Auction Agent in accordance with the foregoing but not applied by the Auction Agent to the payment of dividends (and any such Late Charge) will, to the extent permitted by law, be repaid to the Fund at the end of 90 days from the date on which such moneys were so to have been applied.

     (i) DIVIDENDS PAID TO HOLDERS. Each dividend on shares of MuniPreferred shall be paid on the Dividend Payment Date therefor to the Holders thereof as their names appear on the stock books of the Fund on the Business Day next preceding such Dividend Payment Date.

     (j) DIVIDENDS CREDITED AGAINST EARLIEST ACCUMULATED BUT UNPAID
DIVIDENDS. Any dividend payment made on shares of MuniPreferred shall first be credited against the earliest accumulated but unpaid dividends due with respect to such shares. Dividends in arrears for any past Dividend Period may be declared and paid at any time, without reference to any regular Dividend Payment Date, to the Holders as their names appear on the stock books of the Fund on such date, not exceeding 15 days preceding the payment date thereof, as may be fixed by the Board of Directors.

     (k) DIVIDENDS DESIGNATED AS EXEMPT-INTEREST DIVIDENDS. Dividends on shares of MuniPreferred shall be designated as exempt-interest dividends up to the amount of tax-exempt income of the Fund, to the extent permitted by, and for purposes of, Section 852 of the Code.

3. GROSS-UP PAYMENTS.

     Holders of shares of MuniPreferred shall be entitled to receive, when, as and if declared by the Board of Directors, out of funds legally available therefor, dividends in an amount equal to the aggregate Gross-up Payments as follows:

     (a) MINIMUM RATE PERIODS AND SPECIAL RATE PERIODS OF 28 RATE PERIOD DAYS OR FEWER. If, in the case of any Minimum Rate Period or any Special Rate Period of 28 Rate Period Days or fewer, the Fund allocates any net capital gains or other income taxable for Federal income tax purposes to a dividend paid on shares of MuniPreferred without having given advance notice thereof to the Auction Agent as provided in Section 5 of Part II of this Statement (such allocation being referred to herein as a "Taxable Allocation") solely by reason of the fact that such allocation is made retroactively as a result of the redemption of all or a portion of the outstanding shares of MuniPreferred or the liquidation of the Fund, the Fund shall, prior to the end of the calendar year in which such dividend was paid, provide notice thereof to the Auction Agent and direct the Fund's dividend disbursing agent to send such notice with a Gross-up Payment to each Holder of such shares that was entitled to such dividend payment during such calendar year at such Holder's address as the same appears or last appeared on the stock books of the Fund.

     (b) SPECIAL RATE PERIODS OF MORE THAN 28 RATE PERIOD DAYS. If, in the case of any Special Rate Period of more than 28 Rate Period Days, the Fund makes a Taxable Allocation to a dividend paid on shares of MuniPreferred, the Fund shall, prior to the end of the calendar year in which such dividend was paid, provide notice thereof to the Auction Agent and direct the Fund's dividend disbursing agent to send such notice with a Gross-up Payment to each Holder of shares that was entitled to such dividend payment during such calendar year at such Holder's address as the same appears or last appeared on the stock books of the Fund.

     (c) NO GROSS-UP PAYMENTS IN THE EVENT OF A REALLOCATION. The Fund shall not be required to make Gross-up Payments with respect to any net capital gains or other taxable income determined by the Internal Revenue Service to be allocable in a manner different from that allocated by the Fund.

4. DESIGNATION OF SPECIAL RATE PERIODS.

     (a) LENGTH OF AND PRECONDITIONS FOR SPECIAL RATE PERIOD. The Fund, at its option, may designate any succeeding Subsequent Rate Period of shares of a series of MuniPreferred as a Special Rate Period consisting of a specified number of Rate Period Days evenly divisible by seven and not more than 1,820, subject to adjustment as provided in paragraph (b) of this Section 4. A designation of a Special Rate Period shall be effective only if (A) notice thereof shall have been given in accordance with paragraph (c) and subparagraph
(d)(i) of this Section 4, (B) an Auction for shares of such series shall have been held on the Auction Date immediately preceding the first day of such proposed Special Rate Period and Sufficient Clearing Bids for shares of such series shall have existed in such Auction, and (C) if any Notice of Redemption shall have been mailed by the Fund pursuant to paragraph (c) of Section 11 of this Part I with respect to any shares of such series, the Redemption Price with respect to such shares shall have been deposited with the Auction Agent. In the event the Fund wishes to designate any succeeding Subsequent Rate Period for shares of a series of MuniPreferred as a Special Rate Period consisting of more than 28 Rate Period Days, the Fund shall notify S&P (if S&P is then rating such series) and Moody's (if Moody's is then rating such series) in advance of the commencement of such Subsequent Rate Period that the Fund wishes to designate such Subsequent Rate Period as a Special Rate Period and shall provide S&P (if S&P is then rating such series) and Moody's (if Moody's is then rating such series) with such documents as either may request.

     (b) ADJUSTMENT OF LENGTH OF SPECIAL RATE PERIOD. In the event the Fund wishes to designate a Subsequent Rate Period as a Special Rate Period, but the day following what would otherwise be the last day of such Special Rate Period is not (a) a Tuesday that is a Business Day in the case of a series of MuniPreferred designated as "Series M MuniPreferred" in Section 1 of Appendix A hereto, (b) a Wednesday that is a Business Day in the case of a series of MuniPreferred designated as "Series T MuniPreferred" in Section 1 of Appendix A hereto, (c) a Thursday that is a Business Day in the case of a series of MuniPreferred designated as "Series W MuniPreferred" in Section 1 of Appendix A hereto, (d) a Friday that is a Business Day in the case of a series of MuniPreferred designated as "Series TH MuniPreferred" in Section 1 of Appendix A hereto, or (e) a Monday that is a Business Day in the case of a series of MuniPreferred designated as "Series F MuniPreferred" in Section 1 of Appendix A hereto, then the Fund shall designate such Subsequent Rate Period as a Special Rate Period consisting of the period commencing on the first day following the end of the immediately preceding Rate Period and ending (a) on the first Monday that is followed by a Tuesday that is a Business Day preceding what would otherwise be such last day, in the case of Series M MuniPreferred, (b) on the first Tuesday that is followed by a Wednesday that is a Business Day preceding what would otherwise be such last day, in the case of Series T MuniPreferred,
(c) on the first Wednesday that is followed by a Thursday that is a Business Day preceding what would otherwise be such last day, in the case of Series W MuniPreferred, (d) on the first Thursday that is followed by a Friday that is a Business Day preceding what would otherwise be such last day, in the case of Series TH MuniPreferred, and (e) on the first Sunday that is followed by a Monday that is a Business Day preceding what would otherwise be such last day, in the case of Series F MuniPreferred.

     (c) NOTICE OF PROPOSED SPECIAL RATE PERIOD. If the Fund proposes to designate any succeeding Subsequent Rate Period of shares of a series of MuniPreferred as a Special Rate Period pursuant to paragraph (a) of this Section 4, not less than 20 (or such lesser number of days as may be agreed to from time to time by the Auction Agent) nor more than 30 days prior to the date the Fund proposes to designate as the first day of such Special Rate Period (which shall be such day that would otherwise be the first day of a Minimum Rate Period), notice shall be (i) published or caused to be published by the Fund in a newspaper of general circulation to the financial community in The City of New York, New York, which carries financial news, and (ii) mailed by the Fund by first-class mail, postage prepaid, to the Holders of shares of such series. Each such notice shall state (A) that the Fund may exercise its option to designate a succeeding Subsequent Rate Period of shares of such series as a Special Rate Period, specifying the first day thereof and (B) that the Fund will, by 11:00 A.M., New York City time, on the second Business Day next preceding such date (or by such later time or date, or both, as may be agreed to by the Auction Agent) notify the Auction Agent of either (x) its determination, subject to certain conditions, to exercise such option, in which case the Fund shall specify the Special Rate Period designated, or (y) its determination not to exercise such option.
                                                                              16

     (d) NOTICE OF SPECIAL RATE PERIOD. No later than 11:00 A.M., New York City time, on the second Business Day next preceding the first day of any proposed Special Rate Period of shares of a series of MuniPreferred as to which notice has been given as set forth in paragraph (c) of this Section 4 (or such later time or date, or both, as may be agreed to by the Auction Agent), the Fund shall deliver to the Auction Agent either:

          (i) a notice ("Notice of Special Rate Period") stating (A) that the Fund has determined to designate the next succeeding Rate Period of shares of such series as a Special Rate Period, specifying the same and the first day thereof, (B) the Auction Date immediately prior to the first day of such Special Rate Period, (C) that such Special Rate Period shall not commence if (1) an Auction for shares of such series shall not be held on such Auction Date for any reason or (2) an Auction for shares of such series shall be held on such Auction Date but Sufficient Clearing Bids for shares of such series shall not exist in such Auction, (D) the scheduled Dividend Payment Dates for shares of such series during such Special Rate Period and (E) the Special Redemption Provisions, if any, applicable to shares of such series in respect of such Special Rate Period; such notice to be accompanied by a MuniPreferred Basic Maintenance Report showing that, as of the third Business Day next preceding such proposed Special Rate Period, Moody's Eligible Assets (if Moody's is then rating such series) and S&P Eligible Assets (if S&P is then rating such series) each have an aggregate Discounted Value at least equal to the MuniPreferred Basic Maintenance Amount as of such Business Day (assuming for purposes of the foregoing calculation that (a) the Maximum Rate is the Maximum Rate on such Business Day as if such Business Day were the Auction Date for the proposed Special Rate Period, and (b) the Moody's Discount Factors applicable to Moody's Eligible Assets are determined by reference to the first Exposure Period longer than the Exposure Period then applicable to the Fund, as described in the definition of Moody's Discount Factor herein); or

          (ii) a notice stating that the Fund has determined not to exercise its option to designate a Special Rate Period of shares of such series and that the next succeeding Rate Period of shares of such series shall be a Minimum Rate Period.

     (e) FAILURE TO DELIVER NOTICE OF SPECIAL RATE PERIOD. If the Fund fails to deliver either of the notices described in subparagraphs (d)(i) or (d)(ii) of this Section 4 (and, in the case of the notice described in subparagraph (d)(i) of this Section 4, a MuniPreferred Basic Maintenance Report to the effect set forth in such subparagraph (if either Moody's or S&P is then rating the series in question)) with respect to any designation of any proposed Special Rate Period to the Auction Agent by 11:00 A.M., New York City time, on the second Business Day next preceding the first day of such proposed Special Rate Period (or by such later time or date, or both, as may be agreed to by the Auction Agent), the Fund shall be deemed to have delivered a notice to the Auction Agent with respect to such Special Rate Period to the effect set forth in subparagraph
(d)(ii) of this Section 4. In the event the Fund delivers to the Auction Agent a notice described in subparagraph (d)(i) of this Section 4, it shall file a copy of such notice with the Secretary of the Fund, and the contents of such notice shall be binding on the Fund. In the event the Fund delivers to the Auction Agent a notice described in subparagraph (d)(ii) of this Section 4, the Fund will provide Moody's (if Moody's is then rating the series in question) and S&P (if S&P is then rating the series in question) a copy of such notice.

5. VOTING RIGHTS.

     (a) ONE VOTE PER SHARE OF MUNIPREFERRED. Except as otherwise provided in the Articles or as otherwise required by law, (i) each Holder of shares of MuniPreferred shall be entitled to one vote for each share of MuniPreferred held by such Holder on each matter submitted to a vote of shareholders of the Fund, and (ii) the holders of outstanding shares of Preferred Stock, including each share of MuniPreferred, and of shares of Common Stock shall vote together as a single class; provided, however, that, at any meeting of the shareholders of the Fund held for the election of directors, the holders of outstanding shares of Preferred Stock, including MuniPreferred, represented in person or by proxy at said meeting, shall be entitled, as a class, to the exclusion of the holders of all other securities and classes of capital stock of the Fund, to elect two directors of the Fund, each share of Preferred Stock, including each share of MuniPreferred, entitling the
                                                                              17
holder thereof to one vote. Subject to paragraph (b) of this Section 5, the holders of outstanding shares of Common Stock and Preferred Stock, including MuniPreferred, voting together as a single class, shall elect the balance of the directors.

     (b) VOTING FOR ADDITIONAL DIRECTORS.

          (i) VOTING PERIOD. During any period in which any one or more of the conditions described in subparagraphs (A) or (B) of this subparagraph
     (b)(i) shall exist (such period being referred to herein as a "Voting Period"), the number of directors constituting the Board of Directors shall be automatically increased by the smallest number that, when added to the two directors elected exclusively by the holders of shares of Preferred Stock, including shares of MuniPreferred, would constitute a majority of the Board of Directors as so increased by such smallest number; and the holders of shares of Preferred Stock, including MuniPreferred, shall be entitled, voting as a class on a one-vote-per-share basis (to the exclusion of the holders of all other securities and classes of capital stock of the
     Fund), to elect such smallest number of additional directors, together with the two directors that such holders are in any event entitled to elect. A Voting Period shall commence:

             (A) if at the close of business on any dividend payment date accumulated dividends (whether or not earned or declared) on any outstanding share of Preferred Stock, including MuniPreferred, equal to at least two full years' dividends shall be due and unpaid and sufficient cash or specified securities shall not have been deposited with the Auction Agent for the payment of such accumulated dividends; or

             (B) if at any time holders of shares of Preferred Stock are entitled under the 1940 Act to elect a majority of the directors of the Fund.

     Upon the termination of a Voting Period, the voting rights described in this subparagraph (b)(i) shall cease, subject always, however, to the revesting of such voting rights in the Holders upon the further occurrence of any of the events described in this subparagraph (b)(i).

          (ii) NOTICE OF SPECIAL MEETING. As soon as practicable after the accrual of any right of the holders of shares of Preferred Stock to elect additional directors as described in subparagraph (b)(i) of this Section 5, the Fund shall notify the Auction Agent and the Auction Agent shall call a special meeting of such holders, by mailing a notice of such special meeting to such holders, such meeting to be held not less than 10 nor more than 20 days after the date of mailing of such notice. If the Fund fails to send such notice to the Auction Agent or if the Auction Agent does not call such a special meeting, it may be called by any such holder on like notice. The record date for determining the holders entitled to notice of and to vote at such special meeting shall be the close of business on the fifth Business Day preceding the day on which such notice is mailed. At any such special meeting and at each meeting of holders of shares of Preferred Stock held during a Voting Period at which directors are to be elected, such holders, voting together as a class (to the exclusion of the holders of all other securities and classes of capital stock of the Fund), shall be entitled to elect the number of directors prescribed in subparagraph (b)(i) of this Section 5 on a one-vote-per-share basis.

          (iii) TERMS OF OFFICE OF EXISTING DIRECTORS. The terms of office of all persons who are directors of the Fund at the time of a special meeting of Holders and holders of other Preferred Stock to elect directors shall continue, notwithstanding the election at such meeting by the Holders and such other holders of the number of directors that they are entitled to elect, and the persons so elected by the Holders and such other holders, together with the two incumbent directors elected by the Holders and such other holders of Preferred Stock and the remaining incumbent directors elected by the holders of the Common Stock and Preferred Stock, shall constitute the duly elected directors of the Fund.

          (iv) TERMS OF OFFICE OF CERTAIN DIRECTORS TO TERMINATE UPON TERMINATION OF VOTING PERIOD. Simultaneously with the termination of a Voting Period, the terms of office of the additional directors elected by the Holders and holders of other Preferred Stock pursuant to subparagraph
     (b)(i) of this Section 5 shall terminate, the remaining directors shall constitute the directors of the Fund and the voting rights of the Holders and such other holders to elect additional directors pursuant to subparagraph (b)(i)
                                                                              18
     of this Section 5 shall cease, subject to the provisions of the last sentence of subparagraph (b)(i) of this Section 5.

     (c) HOLDERS OF MUNIPREFERRED TO VOTE ON CERTAIN OTHER MATTERS.

          (i) INCREASES IN CAPITALIZATION. So long as any shares of MuniPreferred are outstanding, the Fund shall not, without the affirmative vote or consent of the Holders of at least a majority of the shares of MuniPreferred outstanding at the time, in person or by proxy, either in writing or at a meeting, voting as a separate class: (a) authorize, create or issue any class or series of stock ranking prior to or on a parity with shares of MuniPreferred with respect to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund, or authorize, create or issue additional shares of any series of MuniPreferred (except that, notwithstanding the foregoing, but subject to the provisions of paragraph (c) of Section 10 of this Part I, the Board of Directors, without the vote or consent of the Holders of MuniPreferred, may from time to time authorize and create, and the Fund may from time to time issue, additional shares of any series of MuniPreferred or classes or series of Preferred Stock ranking on a parity with shares of MuniPreferred with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund; provided, however, that if Moody's or S&P is not then rating the shares of MuniPreferred, the aggregate liquidation preference of all Preferred Stock of the Fund outstanding after any such issuance, exclusive of accumulated and unpaid dividends, may not exceed the amount set forth in
     Section 10 of Appendix A hereto) or (b) amend, alter or repeal the provisions of the Articles, including this Statement, whether by merger, consolidation or otherwise, so as to affect any preference, right or power of such shares of MuniPreferred or the Holders thereof; provided, however, that (i) none of the actions permitted by the exception to (a) above will be deemed to affect such preferences, rights or powers, (ii) a division of a share of MuniPreferred will be deemed to affect such preferences, rights or powers only if the terms of such division adversely affect the Holders of shares of MuniPreferred and (iii) the authorization, creation and issuance of classes or series of stock ranking junior to shares of MuniPreferred with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund, will be deemed to affect such preferences, rights or powers only if Moody's or S&P is then rating shares of MuniPreferred and such issuance would, at the time thereof, cause the Fund not to satisfy the 1940 Act MuniPreferred Asset Coverage or the MuniPreferred Basic Maintenance Amount. So long as any shares of MuniPreferred are outstanding, the Fund shall not, without the affirmative vote or consent of the Holders of at least 66 2/3% of the shares of MuniPreferred outstanding at the time, in person or by proxy, either in writing or at a meeting, voting as a separate class, file a voluntary application for relief under Federal bankruptcy law or any similar application under state law for so long as the Fund is solvent and does not foresee becoming insolvent. To the extent that shares of MuniPreferred constitute a series of stock under Minnesota law and to the extent the Holders of such shares are empowered under the Minnesota Business Corporation Act to vote as a class on the actions set forth above in this subparagraph (c)(i), the Fund shall not approve any such action without the affirmative vote or consent of the Holders of at least a majority of the shares of MuniPreferred of such series outstanding at the time, in person or by proxy, either in writing or at a meeting (voting as a separate class).

          (ii) 1940 ACT MATTERS. Unless a higher percentage is provided for in the Articles, (A) the affirmative vote of the Holders of at least a majority of the shares of Preferred Stock, including MuniPreferred, outstanding at the time, voting as a separate class, shall be required to approve any conversion of the Fund from a closed-end to an open-end investment company and (B) the affirmative vote of the Holders of a "majority of the outstanding shares of Preferred Stock," including MuniPreferred, voting as a separate class, shall be required to approve any plan of reorganization (as such term is used in the 1940 Act) adversely affecting such shares. The affirmative vote of the Holders of a "majority of the outstanding shares of Preferred Stock," including MuniPreferred, voting as a separate class, shall be required to approve any action not described in the first sentence of this Section 5(c)(ii) requiring a vote of security holders of the Fund under Section 13(a) of the 1940 Act. For purposes of the foregoing, "majority of the outstanding shares of Preferred Stock" means (i) 67% or more of such shares present at a meeting, if the Holders of more than 50% of such shares are present or represented by proxy, or
                                                                              19

     (ii) more than 50% of such shares, whichever is less. In the event a vote of Holders of MuniPreferred is required pursuant to the provisions of
     Section 13(a) of the 1940 Act, the Fund shall, not later than ten Business Days prior to the date on which such vote is to be taken, notify Moody's (if Moody's is then rating the shares of MuniPreferred) and S&P (if S&P is then rating the shares of MuniPreferred) that such vote is to be taken and the nature of the action with respect to which such vote is to be taken. The Fund shall, not later than ten Business Days after the date on which such vote is taken, notify Moody's (if Moody's is then rating the shares of MuniPreferred) of the results of such vote.

     (d) BOARD MAY TAKE CERTAIN ACTIONS WITHOUT SHAREHOLDER APPROVAL. The Board of Directors, without the vote or consent of the shareholders of the Fund, may from time to time amend, alter or repeal any or all of the definitions of the terms listed below, or any provision of this Statement viewed by Moody's or S&P as a predicate for any such definition, and any such amendment, alteration or repeal will not be deemed to affect the preferences, rights or powers of shares of MuniPreferred or the Holders thereof; provided, however, that the Board of Directors receives written confirmation from Moody's (such confirmation being required to be obtained only in the event Moody's is rating the shares of MuniPreferred and in no event being required to be obtained in the case of the definitions of (x) Deposit Securities, Discounted Value, Receivables for Municipal Obligations Sold, Issue Type Category and Other Issues as such terms apply to S&P Eligible Assets and (y) S&P Discount Factor, S&P Eligible Asset, S&P Exposure Period and S&P Volatility Factor) and S&P (such confirmation being required to be obtained only in the event S&P is rating the shares of MuniPreferred and in no event being required to be obtained in the case of the definitions of (x) Discounted Value, Receivables for Municipal Obligations Sold, Issue Type Category and Other Issues as such terms apply to Moody's Eligible Assets, and (y) Moody's Discount Factor, Moody's Eligible Asset, Moody's Exposure Period and Moody's Volatility Factor) that any such amendment, alteration or repeal would not impair the ratings then assigned by Moody's or S&P, as the case may be, to shares of MuniPreferred:

Deposit Securities                             Moody's Volatility Factor
Discounted Value                               1940 Act Cure Date
Escrowed Bonds                                 1940 Act MuniPreferred Asset Coverage
Issue Type Category                            Other Issues
Market Value                                   Quarterly Valuation Date
Maximum Potential Gross-up Payment Liability   Receivables for Municipal Obligations Sold
MuniPreferred Basic Maintenance Amount         S&P Discount Factor
MuniPreferred Basic Maintenance Cure Date      S&P Eligible Asset
MuniPreferred Basic Maintenance Report         S&P Exposure Period
Moody's Discount Factor                        S&P Volatility Factor
Moody's Eligible Asset                         Valuation Date
Moody's Exposure Period                        Volatility Factor

     (e) VOTING RIGHTS SET FORTH HEREIN ARE SOLE VOTING RIGHTS. Unless otherwise required by law, the Holders of shares of MuniPreferred shall not have any relative rights or preferences or other special rights other than those specifically set forth herein.

     (f) NO PREEMPTIVE RIGHTS OR CUMULATIVE VOTING. The Holders of shares of MuniPreferred shall have no preemptive rights or rights to cumulative voting.

     (g) VOTING FOR DIRECTORS SOLE REMEDY FOR FUND'S FAILURE TO PAY
DIVIDENDS. In the event that the Fund fails to pay any dividends on the shares of MuniPreferred, the exclusive remedy of the Holders shall be the right to vote for directors pursuant to the provisions of this Section 5.

     (h) HOLDERS ENTITLED TO VOTE. For purposes of determining any rights of the Holders to vote on any matter, whether such right is created by this Statement, by the other provisions of the Articles, by statute or otherwise, no Holder shall be entitled to vote any share of MuniPreferred and no share of MuniPreferred shall be deemed to be "outstanding" for the purpose of voting or determining the number of shares required to constitute a quorum if, prior to or concurrently with the time of determination of shares entitled to vote or shares deemed outstanding for quorum purposes, as the case may be, the requisite Notice of Redemption with
                                                                              20
respect to such shares shall have been mailed as provided in paragraph (c) of
Section 11 of this Part I and the Redemption Price for the redemption of such shares shall have been deposited in trust with the Auction Agent for that purpose. No share of MuniPreferred held by the Fund or any affiliate of the Fund (except for shares held by a Broker-Dealer that is an affiliate of the Fund for the account of its customers) shall have any voting rights or be deemed to be outstanding for voting or other purposes.

6. 1940 ACT MUNIPREFERRED ASSET COVERAGE.

     The Fund shall maintain, as of the last Business Day of each month in which any share of MuniPreferred is outstanding, the 1940 Act MuniPreferred Asset Coverage.

7. MUNIPREFERRED BASIC MAINTENANCE AMOUNT.

     (a) So long as shares of MuniPreferred are outstanding, the Fund shall maintain, on each Valuation Date, and shall verify to its satisfaction that it is maintaining on such Valuation Date, (i) S&P Eligible Assets having an aggregate Discounted Value equal to or greater than the MuniPreferred Basic Maintenance Amount (if S&P is then rating the shares of MuniPreferred) and (ii) Moody's Eligible Assets having an aggregate Discounted Value equal to or greater than the MuniPreferred Basic Maintenance Amount (if Moody's is then rating the shares of MuniPreferred).

     (b) On or before 5:00 P.M., New York City time, on the third Business Day after a Valuation Date on which the Fund fails to satisfy the MuniPreferred Basic Maintenance Amount, and on the third Business Day after the MuniPreferred Basic Maintenance Cure Date with respect to such Valuation Date, the Fund shall complete and deliver to S&P (if S&P is then rating the shares of MuniPreferred), Moody's (if Moody's is then rating the shares of MuniPreferred) and the Auction Agent (if either S&P or Moody's is then rating the shares of MuniPreferred) a MuniPreferred Basic Maintenance Report as of the date of such failure or such MuniPreferred Basic Maintenance Cure Date, as the case may be, which will be deemed to have been delivered to the Auction Agent if the Auction Agent receives a copy or telecopy, telex or other electronic transcription thereof and on the same day the Fund mails to the Auction Agent for delivery on the next Business Day the full MuniPreferred Basic Maintenance Report. The Fund shall also deliver a MuniPreferred Basic Maintenance Report to (i) the Auction Agent (if either Moody's or S&P is then rating the shares of MuniPreferred) as of (A) the fifteenth day of each month (or, if such day is not a Business Day, the next succeeding Business Day) and (B) the last Business Day of each month, (ii) Moody's (if Moody's is then rating the shares of MuniPreferred) and S&P (if S&P is then rating the shares of MuniPreferred) as of any Quarterly Valuation Date, in each case on or before the third Business Day after such day, and (iii) S&P, if and when requested for any Valuation Date, on or before the third Business Day after such request. A failure by the Fund to deliver a MuniPreferred Basic Maintenance Report pursuant to the preceding sentence shall be deemed to be delivery of a MuniPreferred Basic Maintenance Report indicating the Discounted Value for all assets of the Fund is less than the MuniPreferred Basic Maintenance Amount, as of the relevant Valuation Date.

     (c) Within ten Business Days after the date of delivery of a MuniPreferred Basic Maintenance Report in accordance with paragraph (b) of this Section 7 relating to a Quarterly Valuation Date, the Fund shall cause the Independent Accountant to confirm in writing to S&P (if S&P is then rating the shares of MuniPreferred), Moody's (if Moody's is then rating the shares of MuniPreferred) and the Auction Agent (if either S&P or Moody's is then rating the shares of MuniPreferred) (i) the mathematical accuracy of the calculations reflected in such Report (and in any other MuniPreferred Basic Maintenance Report, randomly selected by the Independent Accountant, that was delivered by the Fund during the quarter ending on such Quarterly Valuation Date) and (ii) that, in such Report (and in such randomly selected Report), the Fund determined in accordance with this Statement whether the Fund had, at such Quarterly Valuation Date (and at the Valuation Date addressed in such randomly-selected Report), S&P Eligible Assets (if S&P is then rating the shares of MuniPreferred) of an aggregate Discounted Value at least equal to the MuniPreferred Basic Maintenance Amount and Moody's Eligible Assets (if Moody's is then rating the shares of MuniPreferred) of an aggregate Discounted Value at least equal to the MuniPreferred Basic Maintenance Amount (such confirmation being herein called the "Accountant's Confirmation").
                                                                              21

     (d) Within ten Business Days after the date of delivery of a MuniPreferred Basic Maintenance Report in accordance with paragraph (b) of this Section 7 relating to any Valuation Date on which the Fund failed to satisfy the MuniPreferred Basic Maintenance Amount, and relating to the MuniPreferred Basic Maintenance Cure Date with respect to such failure to satisfy the MuniPreferred Basic Maintenance Amount, the Fund shall cause the Independent Accountant to provide to S&P (if S&P is then rating the shares of MuniPreferred), Moody's (if Moody's is then rating the shares of MuniPreferred) and the Auction Agent (if either S&P or Moody's is then rating the shares of MuniPreferred) an Accountant's Confirmation as to such MuniPreferred Basic Maintenance Report.

     (e) If any Accountant's Confirmation delivered pursuant to paragraph (c) or
(d) of this Section 7 shows that an error was made in the MuniPreferred Basic Maintenance Report for a particular Valuation Date for which such Accountant's Confirmation was required to be delivered, or shows that a lower aggregate Discounted Value for the aggregate of all S&P Eligible Assets (if S&P is then rating the shares of MuniPreferred) or Moody's Eligible Assets (if Moody's is then rating the shares of MuniPreferred), as the case may be, of the Fund was determined by the Independent Accountant, the calculation or determination made by such Independent Accountant shall be final and conclusive and shall be binding on the Fund, and the Fund shall accordingly amend and deliver the MuniPreferred Basic Maintenance Report to S&P (if S&P is then rating the shares of MuniPreferred), Moody's (if Moody's is then rating the shares of MuniPreferred) and the Auction Agent (if either S&P or Moody's is then rating the shares of MuniPreferred) promptly following receipt by the Fund of such Accountant's Confirmation.

     (f) On or before 5:00 p.m., New York City time, on the first Business Day after the Date of Original Issue of any shares of MuniPreferred, the Fund shall complete and deliver to S&P (if S&P is then rating the shares of MuniPreferred) and Moody's (if Moody's is then rating the shares of MuniPreferred) a MuniPreferred Basic Maintenance Report as of the close of business on such Date of Original Issue. Within five Business Days of such Date of Original Issue, the Fund shall cause the Independent Accountant to confirm in writing to S&P (if S&P is then rating the shares of MuniPreferred) (i) the mathematical accuracy of the calculations reflected in such Report and (ii) that the Discounted Value of S&P Eligible Assets reflected thereon equals or exceeds the MuniPreferred Basic Maintenance Amount reflected thereon.

     (g) On or before 5:00 p.m., New York City time, on the third Business Day after either (i) the Fund shall have redeemed Common Stock or (ii) the ratio of the Discounted Value of S&P Eligible Assets or the Discounted Value of Moody's Eligible Assets to the MuniPreferred Basic Maintenance Amount is less than or equal to 105%, the Fund shall complete and deliver to S&P (if S&P is then rating the shares of MuniPreferred) or Moody's (if Moody's is then rating the shares of MuniPreferred), as the case may be, a MuniPreferred Basic Maintenance Report as of the date of either such event.

8. [RESERVED]

9. RESTRICTIONS ON DIVIDENDS AND OTHER DISTRIBUTIONS.

     (a) DIVIDENDS ON PREFERRED STOCK OTHER THAN MUNIPREFERRED. Except as set forth in the next sentence, no dividends shall be declared or paid or set apart for payment on the shares of any class or series of stock ranking, as to the payment of dividends, on a parity with shares of MuniPreferred for any period unless full cumulative dividends have been or contemporaneously are declared and paid on the shares of each series of MuniPreferred through its most recent Dividend Payment Date. When dividends are not paid in full upon the shares of each series of MuniPreferred through its most recent Dividend Payment Date or upon the shares of any other class or series of stock ranking on a parity as to the payment of dividends with shares of MuniPreferred through their most recent respective dividend payment dates, all dividends declared upon shares of MuniPreferred and any other such class or series of stock ranking on a parity as to the payment of dividends with shares of MuniPreferred shall be declared pro rata so that the amount of dividends declared per share on shares of MuniPreferred and such other class or series of stock shall in all cases bear to each other the same ratio that accumulated dividends per share on the shares of MuniPreferred and such other class or series of stock bear to each other (for purposes of this sentence, the amount of dividends declared per share of

MuniPreferred shall be based on the Applicable Rate for such share for the Dividend Periods during which dividends were not paid in full).

     (b) DIVIDENDS AND OTHER DISTRIBUTIONS WITH RESPECT TO COMMON STOCK UNDER THE 1940 ACT. The Board of Directors shall not declare any dividend (except a dividend payable in shares of Common Stock), or declare any other distribution, upon shares of Common Stock, or purchase shares of Common Stock, unless in every such case the shares of Preferred Stock have, at the time of any such declaration or purchase, an asset coverage (as defined in and determined pursuant to the 1940 Act) of at least 200% (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are stock of a closed-end investment company as a condition of declaring dividends on its common stock) after deducting the amount of such dividend, distribution or purchase price, as the case may be.

     (c) OTHER RESTRICTIONS ON DIVIDENDS AND OTHER DISTRIBUTIONS. For so long as any share of MuniPreferred is outstanding, and except as set forth in paragraph
(a) of this Section 9 and paragraph (c) of Section 12 of this Part I, (A) the Fund shall not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or in options, warrants or rights to subscribe for or purchase, Common Stock or other stock, if any, ranking junior to the shares of MuniPreferred as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up) in respect of the Common Stock or any other stock of the Fund ranking junior to or on a parity with the shares of MuniPreferred as to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up, or call for redemption, redeem, purchase or otherwise acquire for consideration any shares of Common Stock or any other such junior stock (except by conversion into or exchange for stock of the Fund ranking junior to the shares of MuniPreferred as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up), or any such parity stock (except by conversion into or exchange for stock of the Fund ranking junior to or on a parity with MuniPreferred as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up), unless (i) full cumulative dividends on shares of each series of MuniPreferred through its most recently ended Dividend Period shall have been paid or shall have been declared and sufficient funds for the payment thereof deposited with the Auction Agent and (ii) the Fund has redeemed the full number of shares of MuniPreferred required to be redeemed by any provision for mandatory redemption pertaining thereto, and (B) the Fund shall not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or in options, warrants or rights to subscribe for or purchase, Common Stock or other stock, if any, ranking junior to shares of MuniPreferred as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up) in respect of Common Stock or any other stock of the Fund ranking junior to shares of MuniPreferred as to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up, or call for redemption, redeem, purchase or otherwise acquire for consideration any shares of Common Stock or any other such junior stock (except by conversion into or exchange for stock of the Fund ranking junior to shares of MuniPreferred as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up), unless immediately after such transaction the Discounted Value of Moody's Eligible Assets (if Moody's is then rating the shares of MuniPreferred) and S&P Eligible Assets (if S&P is then rating the shares of MuniPreferred) would each at least equal the MuniPreferred Basic Maintenance Amount.

10. RATING AGENCY RESTRICTIONS.

     For so long as any shares of MuniPreferred are outstanding and Moody's or S&P, or both, are rating such shares, the Fund will not, unless it has received written confirmation from Moody's or S&P, or both, as appropriate, that any such action would not impair the ratings then assigned by such rating agency to such shares, engage in any one or more of the following transactions:

     (a) buy or sell futures or write put or call options;

     (b) borrow money, except that the Fund may, without obtaining the written confirmation described above, borrow money for the purpose of clearing securities transactions if (i) the MuniPreferred Basic
                                                                              23

Maintenance Amount would continue to be satisfied after giving effect to such borrowing and (ii) such borrowing (A) is privately arranged with a bank or other person and is evidenced by a promissory note or other evidence of indebtedness that is not intended to be publicly distributed or (B) is for "temporary purposes," is evidenced by a promissory note or other evidence of indebtedness and is in an amount not exceeding 5 per centum of the value of the total assets of the Fund at the time of the borrowing; for purposes of the foregoing, "temporary purpose" means that the borrowing is to be repaid within sixty days and is not to be extended or renewed;

     (c) issue additional shares of any series of MuniPreferred or any class or series of stock ranking prior to or on a parity with shares of MuniPreferred with respect to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the Fund, or reissue any shares of MuniPreferred previously purchased or redeemed by the Fund;

     (d) engage in any short sales of securities;

     (e) lend securities;

     (f) merge or consolidate into or with any other corporation;

     (g) change the pricing service (currently J.J. Kenny) referred to in the definition of Market Value; or

     (h) enter into reverse repurchase agreements.

11. REDEMPTION.

     (a) OPTIONAL REDEMPTION.

          (i) Subject to the provisions of subparagraph (v) of this paragraph
     (a), shares of MuniPreferred of any series may be redeemed, at the option of the Fund, as a whole or from time to time in part, on the second Business Day preceding any Dividend Payment Date for shares of such series, out of funds legally available therefor, at a redemption price per share equal to the sum of $25,000 plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to (but not including) the date fixed for redemption; provided, however, that (1) shares of a series of MuniPreferred may not be redeemed in part if after such partial redemption fewer than 500 shares of such series remain outstanding; (2) unless otherwise provided in Section 11 of Appendix A hereto, shares of a series of MuniPreferred are redeemable by the Fund during the Initial Rate Period thereof only on the second Business Day next preceding the last Dividend Payment Date for such Initial Rate Period; and
     (3) subject to subparagraph (ii) of this paragraph (a), the Notice of Special Rate Period relating to a Special Rate Period of shares of a series of MuniPreferred, as delivered to the Auction Agent and filed with the Secretary of the Fund, may provide that shares of such series shall not be redeemable during the whole or any part of such Special Rate Period (except as provided in subparagraph (iv) of this paragraph (a)) or shall be redeemable during the whole or any part of such Special Rate Period only upon payment of such redemption premium or premiums as shall be specified therein ("Special Redemption Provisions").

          (ii) A Notice of Special Rate Period relating to shares of a series of MuniPreferred for a Special Rate Period thereof may contain Special Redemption Provisions only if the Fund's Board of Directors, after consultation with the Broker-Dealer or Broker-Dealers for such Special Rate Period of shares of such series, determines that such Special Redemption Provisions are in the best interest of the Fund.

          (iii) If fewer than all of the outstanding shares of a series of MuniPreferred are to be redeemed pursuant to subparagraph (i) of this paragraph (a), the number of shares of such series to be redeemed shall be determined by the Board of Directors, and such shares shall be redeemed pro rata from the Holders of shares of such series in proportion to the number of shares of such series held by such Holders.

          (iv) Subject to the provisions of subparagraph (v) of this paragraph
     (a), shares of any series of MuniPreferred may be redeemed, at the option of the Fund, as a whole but not in part, out of funds legally available therefor, on the first day following any Dividend Period thereof included in a Rate Period consisting of more than 364 Rate Period Days if, on the date of determination of the Applicable Rate for
                                                                              24
     shares of such series for such Rate Period, such Applicable Rate equalled or exceeded on such date of determination the Treasury Note Rate for such Rate Period, at a redemption price per share equal to the sum of $25,000 plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to (but not including) the date fixed for redemption.

          (v) The Fund may not on any date mail a Notice of Redemption pursuant to paragraph (c) of this Section 11 in respect of a redemption contemplated to be effected pursuant to this paragraph (a) unless on such date (a) the Fund has available Deposit Securities with maturity or tender dates not later than the day preceding the applicable redemption date and having a value not less than the amount (including any applicable premium) due to Holders of shares of MuniPreferred by reason of the redemption of such shares on such redemption date and (b) the Discounted Value of Moody's Eligible Assets (if Moody's is then rating the shares of MuniPreferred) and the Discounted Value of S&P Eligible Assets (if S&P is then rating the shares of MuniPreferred) each at least equal the MuniPreferred Basic Maintenance Amount, and would at least equal the MuniPreferred Basic Maintenance Amount immediately subsequent to such redemption if such redemption were to occur on such date. For purposes of determining in clause (b) of the preceding sentence whether the Discounted Value of Moody's Eligible Assets at least equals the MuniPreferred Basic Maintenance Amount, the Moody's Discount Factors applicable to Moody's Eligible Assets shall be determined by reference to the first Exposure Period longer than the Exposure Period then applicable to the Fund, as described in the definition of Moody's Discount Factor herein.

     (b) MANDATORY REDEMPTION. The Fund shall redeem, at a redemption price equal to $25,000 per share plus accumulated but unpaid dividends thereon (whether or not earned or declared) to (but not including) the date fixed by the Board of Directors for redemption, certain of the shares of MuniPreferred, if the Fund fails to have either Moody's Eligible Assets with a Discounted Value or S&P Eligible Assets with a Discounted Value greater than or equal to the MuniPreferred Basic Maintenance Amount or fails to maintain the 1940 Act MuniPreferred Asset Coverage, in accordance with the requirements of the rating agency or agencies then rating the shares of MuniPreferred, and such failure is not cured on or before the MuniPreferred Basic Maintenance Cure Date or the 1940 Act Cure Date, as the case may be. The number of shares of MuniPreferred to be redeemed shall be equal to the lesser of (i) the minimum number of shares of MuniPreferred, together with all shares of other Preferred Stock subject to redemption or retirement, the redemption of which, if deemed to have occurred immediately prior to the opening of business on the Cure Date, would have resulted in the Fund's having both Moody's Eligible Assets with a Discounted Value and S&P Eligible Assets with a Discounted Value greater than or equal to the MuniPreferred Basic Maintenance Amount or maintaining the 1940 Act MuniPreferred Asset Coverage, as the case may be, on such Cure Date (provided, however, that if there is no such minimum number of shares of MuniPreferred and shares of other Preferred Stock the redemption or retirement of which would have had such result, all shares of MuniPreferred and Preferred Stock then outstanding shall be redeemed), and (ii) the maximum number of shares of MuniPreferred, together with all shares of other Preferred Stock subject to redemption or retirement, that can be redeemed out of funds expected to be legally available therefor. In determining the shares of MuniPreferred required to be redeemed in accordance with the foregoing, the Fund shall allocate the number required to be redeemed to satisfy the MuniPreferred Basic Maintenance Amount or the 1940 Act MuniPreferred Asset Coverage, as the case may be, pro rata among shares of MuniPreferred and other Preferred Stock (and, then, pro rata among each series of MuniPreferred) subject to redemption or retirement. The Fund shall effect such redemption on the date fixed by the Fund therefor, which date shall not be earlier than 20 days nor later than 40 days after such Cure Date, except that if the Fund does not have funds legally available for the redemption of all of the required number of shares of MuniPreferred and shares of other Preferred Stock which are subject to redemption or retirement or the Fund otherwise is unable to effect such redemption on or prior to 40 days after such Cure Date, the Fund shall redeem those shares of MuniPreferred and shares of other Preferred Stock which it was unable to redeem on the earliest practicable date on which it is able to effect such redemption. If fewer than all of the outstanding shares of a series of MuniPreferred are to be redeemed pursuant to this paragraph (b), the number of shares of such series to be redeemed shall be redeemed pro rata from the Holders of shares of such series in proportion to the number of shares of such series held by such Holders.
                                                                              25

     (c) NOTICE OF REDEMPTION. If the Fund shall determine or be required to redeem shares of a series of MuniPreferred pursuant to paragraph (a) or (b) of this Section 11, it shall mail a Notice of Redemption with respect to such redemption by first class mail, postage prepaid, to each Holder of the shares of such series to be redeemed, at such Holder's address as the same appears on the stock books of the Fund on the record date established by the Board of Directors. Such Notice of Redemption shall be so mailed not less than 20 nor more than 45 days prior to the date fixed for redemption. Each such Notice of Redemption shall state: (i) the redemption date; (ii) the number of shares of MuniPreferred to be redeemed and the series thereof; (iii) the CUSIP number for shares of such series; (iv) the Redemption Price; (v) the place or places where the certificate(s) for such shares (properly endorsed or assigned for transfer, if the Board of Directors shall so require and the Notice of Redemption shall so state) are to be surrendered for payment of the Redemption Price; (vi) that dividends on the shares to be redeemed will cease to accumulate on such redemption date; and (vii) the provisions of this Section 11 under which such redemption is made. If fewer than all shares of a series of MuniPreferred held by any Holder are to be redeemed, the Notice of Redemption mailed to such Holder shall also specify the number of shares of such series to be redeemed from such Holder. The Fund may provide in any Notice of Redemption relating to a redemption contemplated to be effected pursuant to paragraph (a) of this Section 11 that such redemption is subject to one or more conditions precedent and that the Fund shall not be required to effect such redemption unless each such condition shall have been satisfied at the time or times and in the manner specified in such Notice of Redemption.

     (d) NO REDEMPTION UNDER CERTAIN CIRCUMSTANCES. Notwithstanding the provisions of paragraphs (a) or (b) of this Section 11, if any dividends on shares of a series of MuniPreferred (whether or not earned or declared) are in arrears, no shares of such series shall be redeemed unless all outstanding shares of such series are simultaneously redeemed, and the Fund shall not purchase or otherwise acquire any shares of such series; provided, however, that the foregoing shall not prevent the purchase or acquisition of all outstanding shares of such series pursuant to the successful completion of an otherwise lawful purchase or exchange offer made on the same terms to, and accepted by, Holders of all outstanding shares of such series.

     (e) ABSENCE OF FUNDS AVAILABLE FOR REDEMPTION. To the extent that any redemption for which Notice of Redemption has been mailed is not made by reason of the absence of legally available funds therefor, such redemption shall be made as soon as practicable to the extent such funds become available. Failure to redeem shares of MuniPreferred shall be deemed to exist at any time after the date specified for redemption in a Notice of Redemption when the Fund shall have failed, for any reason whatsoever, to deposit in trust with the Auction Agent the Redemption Price with respect to any shares for which such Notice of Redemption has been mailed; provided, however, that the foregoing shall not apply in the case of the Fund's failure to deposit in trust with the Auction Agent the Redemption Price with respect to any shares where (1) the Notice of Redemption relating to such redemption provided that such redemption was subject to one or more conditions precedent and (2) any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption. Notwithstanding the fact that the Fund may not have redeemed shares of MuniPreferred for which a Notice of Redemption has been mailed, dividends may be declared and paid on shares of MuniPreferred and shall include those shares of MuniPreferred for which a Notice of Redemption has been mailed.

     (f) AUCTION AGENT AS TRUSTEE OF REDEMPTION PAYMENTS BY FUND. All moneys paid to the Auction Agent for payment of the Redemption Price of shares of MuniPreferred called for redemption shall be held in trust by the Auction Agent for the benefit of Holders of shares so to be redeemed.

     (g) SHARES FOR WHICH NOTICE OF REDEMPTION HAS BEEN GIVEN ARE NO LONGER OUTSTANDING. Provided a Notice of Redemption has been mailed pursuant to paragraph (c) of this Section 11, upon the deposit with the Auction Agent (on the Business Day next preceding the date fixed for redemption thereby, in funds available on the next Business Day in The City of New York, New York) of funds sufficient to redeem the shares of MuniPreferred that are the subject of such notice, dividends on such shares shall cease to accumulate and such shares shall no longer be deemed to be outstanding for any purpose, and all rights of the Holders of the shares so called for redemption shall cease and terminate, except the right of such Holders to receive the Redemption Price, but without any interest or other additional amount, except as provided in subparagraph (e)(i) of Section 2 of this Part I and in Section 3 of this Part I. Upon surrender in accordance
                                                                              26
with the Notice of Redemption of the certificates for any shares so redeemed (properly endorsed or assigned for transfer, if the Board of Directors shall so require and the Notice of Redemption shall so state), the Redemption Price shall be paid by the Auction Agent to the Holders of shares of MuniPreferred subject to redemption. In the case that fewer than all of the shares represented by any such certificate are redeemed, a new certificate shall be issued, representing the unredeemed shares, without cost to the Holder thereof. The Fund shall be entitled to receive from the Auction Agent, promptly after the date fixed for redemption, any cash deposited with the Auction Agent in excess of (i) the aggregate Redemption Price of the shares of MuniPreferred called for redemption on such date and (ii) all other amounts to which Holders of shares of MuniPreferred called for redemption may be entitled. Any funds so deposited that are unclaimed at the end of 90 days from such redemption date shall, to the extent permitted by law, be repaid to the Fund, after which time the Holders of shares of MuniPreferred so called for redemption may look only to the Fund for payment of the Redemption Price and all other amounts to which they may be entitled. The Fund shall be entitled to receive, from time to time after the date fixed for redemption, any interest on the funds so deposited.

     (h) COMPLIANCE WITH APPLICABLE LAW. In effecting any redemption pursuant to this Section 11, the Fund shall use its best efforts to comply with all applicable conditions precedent to effecting such redemption under the 1940 Act and Minnesota law, but shall effect no redemption except in accordance with the 1940 Act and Minnesota law.

     (i) ONLY WHOLE SHARES OF MUNIPREFERRED MAY BE REDEEMED. In the case of any redemption pursuant to this Section 11, only whole shares of MuniPreferred shall be redeemed, and in the event that any provision of the Articles would require redemption of a fractional share, the Auction Agent shall be authorized to round up so that only whole shares are redeemed.

12. LIQUIDATION RIGHTS.

     (a) RANKING. The shares of a series of MuniPreferred shall rank on a parity with each other, with shares of any other series of MuniPreferred and with shares of any other series of Preferred Stock as to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund.

     (b) DISTRIBUTIONS UPON LIQUIDATION. Upon the dissolution, liquidation or winding up of the affairs of the Fund, whether voluntary or involuntary, the Holders of shares of MuniPreferred then outstanding shall be entitled to receive and to be paid out of the assets of the Fund available for distribution to its shareholders, before any payment or distribution shall be made on the Common Stock or on any other class of stock of the Fund ranking junior to the MuniPreferred upon dissolution, liquidation or winding up, an amount equal to the Liquidation Preference with respect to such shares plus an amount equal to all dividends thereon (whether or not earned or declared) accumulated but unpaid to (but not including) the date of final distribution in same-day funds, together with any payments required to be made pursuant to Section 3 of this
Part I in connection with the liquidation of the Fund. After the payment to the Holders of the shares of MuniPreferred of the full preferential amounts provided for in this paragraph (b), the Holders of MuniPreferred as such shall have no right or claim to any of the remaining assets of the Fund.

     (c) PRO RATA DISTRIBUTIONS. In the event the assets of the Fund available for distribution to the Holders of shares of MuniPreferred upon any dissolution, liquidation, or winding up of the affairs of the Fund, whether voluntary or involuntary, shall be insufficient to pay in full all amounts to which such Holders are entitled pursuant to paragraph (b) of this Section 12, no such distribution shall be made on account of any shares of any other class or series of Preferred Stock ranking on a parity with the shares of MuniPreferred with respect to the distribution of assets upon such dissolution, liquidation or winding up unless proportionate distributive amounts shall be paid on account of the shares of MuniPreferred, ratably, in proportion to the full distributable amounts for which holders of all such parity shares are respectively entitled upon such dissolution, liquidation or winding up.

     (d) RIGHTS OF JUNIOR STOCK. Subject to the rights of the holders of shares of any series or class or classes of stock ranking on a parity with the shares of MuniPreferred with respect to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund, after payment shall have been made in full to the Holders of the shares of MuniPreferred as provided in paragraph (b) of this Section 12, but not prior
                                                                              27
thereto, any other series or class or classes of stock ranking junior to the shares of MuniPreferred with respect to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund shall, subject to the respective terms and provisions (if any) applying thereto, be entitled to receive any and all assets remaining to be paid or distributed, and the Holders of the shares of MuniPreferred shall not be entitled to share therein.

     (e) CERTAIN EVENTS NOT CONSTITUTING LIQUIDATION. Neither the sale of all or substantially all the property or business of the Fund, nor the merger or consolidation of the Fund into or with any other corporation nor the merger or consolidation of any other corporation into or with the Fund shall be a dissolution, liquidation or winding up, whether voluntary or involuntary, for the purposes of this Section 12.

13. MISCELLANEOUS.

     (a) AMENDMENT OF APPENDIX A TO ADD ADDITIONAL SERIES. Subject to the provisions of paragraph (c) of Section 10 of this Part I, the Board of Directors may, by resolution duly adopted, without shareholder approval (except as otherwise provided by this Statement or required by applicable law), amend Appendix A hereto to (1) reflect any amendments hereto which the Board of Directors is entitled to adopt pursuant to the terms of this Statement without shareholder approval and (2) add additional series of MuniPreferred or additional shares of a series of MuniPreferred (and terms relating thereto) to the series and shares of MuniPreferred theretofore described thereon. Each such additional series and all such additional shares shall be governed by the terms of this Statement.

     (b) APPENDIX A INCORPORATED BY REFERENCE. Appendix A hereto is incorporated in and made a part of this Statement by reference thereto.

     (c) NO FRACTIONAL SHARES. No fractional shares of MuniPreferred shall be issued.

     (d) STATUS OF SHARES OF MUNIPREFERRED REDEEMED, EXCHANGED OR OTHERWISE ACQUIRED BY THE FUND. Shares of MuniPreferred which are redeemed, exchanged or otherwise acquired by the Fund shall return to the status of authorized and unissued shares of Preferred Stock without designation as to series. Upon the redemption, exchange or other acquisition by the Fund of all outstanding shares of a series of MuniPreferred, all provisions of the Articles relating to such series (including, without limitation, all provisions of this Statement relating to such series) shall cease to be of further effect and shall cease to be part of the Articles. Upon the occurrence of any such event, the Board of Directors shall have the power, pursuant to Minnesota Statutes Section 302A.135, Subdivision 5 or any successor provision and without shareholder action, to cause restated articles of incorporation of the Fund or other appropriate documents to be prepared and filed with the Secretary of State of the State of Minnesota which reflect such removal from the Articles of all such provisions relating to such series or, if appropriate, the cancellation of this Statement, or both.

     (e) BOARD MAY RESOLVE AMBIGUITIES. To the extent permitted by applicable law, the Board of Directors may interpret or adjust the provisions of this Statement to resolve any inconsistency or ambiguity or to remedy any formal defect, and may amend this Statement with respect to any series of MuniPreferred prior to the issuance of shares of such series.

     (f) HEADINGS NOT DETERMINATIVE. The headings contained in this Statement are for convenience of reference only and shall not affect the meaning or interpretation of this Statement.

     (g) NOTICES. All notices or communications, unless otherwise specified in the By-Laws of the Fund or this Statement, shall be sufficiently given if in writing and delivered in person or mailed by first-class mail, postage prepaid.

                                    PART II.

1. ORDERS.

     (a) Prior to the Submission Deadline on each Auction Date for shares of a series of MuniPreferred:

          (i) each Beneficial Owner of shares of such series may submit to its Broker-Dealer by telephone or otherwise information as to:

             (A) the number of Outstanding shares, if any, of such series held by such Beneficial Owner which such Beneficial Owner desires to continue to hold without regard to the Applicable Rate for shares of such series for the next succeeding Rate Period of such shares;

             (B) the number of Outstanding shares, if any, of such series held by such Beneficial Owner which such Beneficial Owner offers to sell if the Applicable Rate for shares of such series for the next succeeding Rate Period of shares of such series shall be less than the rate per annum specified by such Beneficial Owner; and/or

             (C) the number of Outstanding shares, if any, of such series held by such Beneficial Owner which such Beneficial Owner offers to sell without regard to the Applicable Rate for shares of such series for the next succeeding Rate Period of shares of such series;

        and

          (ii) one or more Broker-Dealers, using lists of Potential Beneficial Owners, shall in good faith for the purpose of conducting a competitive Auction in a commercially reasonable manner, contact Potential Beneficial Owners (by telephone or otherwise), including Persons that are not Beneficial Owners, on such lists to determine the number of shares, if any, of such series which each such Potential Beneficial Owner offers to purchase if the Applicable Rate for shares of such series for the next succeeding Rate Period of shares of such series shall not be less than the rate per annum specified by such Potential Beneficial Owner.

     For the purposes hereof, the communication by a Beneficial Owner or Potential Beneficial Owner to a Broker-Dealer, or by a Broker-Dealer to the Auction Agent, of information referred to in clause (i)(A), (i)(B), (i)(C) or
(ii) of this paragraph (a) is hereinafter referred to as an "Order" and collectively as "Orders" and each Beneficial Owner and each Potential Beneficial Owner placing an Order with a Broker-Dealer, and such Broker-Dealer placing an Order with the Auction Agent, is hereinafter referred to as a "Bidder" and collectively as "Bidders"; an Order containing the information referred to in clause (i)(A) of this paragraph (a) is hereinafter referred to as a "Hold Order" and collectively as "Hold Orders"; an Order containing the information referred to in clause (i)(B) or (ii) of this paragraph (a) is hereinafter referred to as a "Bid" and collectively as "Bids"; and an Order containing the information referred to in clause (i)(C) of this paragraph (a) is hereinafter referred to as a "Sell Order" and collectively as "Sell Orders."

          (b) (i) A Bid by a Beneficial Owner or an Existing Holder of shares of a series of MuniPreferred subject to an Auction on any Auction Date shall constitute an irrevocable offer to sell:

             (A) the number of Outstanding shares of such series specified in such Bid if the Applicable Rate for shares of such series determined on such Auction Date shall be less than the rate specified therein;

             (B) such number or a lesser number of Outstanding shares of such series to be determined as set forth in clause (iv) of paragraph (a) of
        Section 4 of this Part II if the Applicable Rate for shares of such series determined on such Auction Date shall be equal to the rate specified therein; or

             (C) the number of Outstanding shares of such series specified in such Bid if the rate specified therein shall be higher than the Maximum Rate for shares of such series, or such number or a lesser number of Outstanding shares of such series to be determined as set forth in clause (iii) of paragraph (b) of Section 4 of this Part II if the rate specified therein shall be higher than the
                                                                              29

        Maximum Rate for shares of such series and Sufficient Clearing Bids for shares of such series do not exist.

          (ii) A Sell Order by a Beneficial Owner or an Existing Holder of shares of a series of MuniPreferred subject to an Auction on any Auction Date shall constitute an irrevocable offer to sell:

             (A) the number of Outstanding shares of such series specified in such Sell Order; or

             (B) such number or a lesser number of Outstanding shares of such series as set forth in clause (iii) of paragraph (b) of Section 4 of this Part II if Sufficient Clearing Bids for shares of such series do not exist;

provided, however, that a Broker-Dealer that is an Existing Holder with respect to shares of a series of MuniPreferred shall not be liable to any Person for failing to sell such shares pursuant to a Sell Order described in the proviso to paragraph (c) of Section 2 of this Part II if (1) such shares were transferred by the Beneficial Owner thereof without compliance by such Beneficial Owner or its transferee Broker-Dealer (or other transferee person, if permitted by the Fund) with the provisions of Section 7 of this Part II or (2) such Broker-Dealer has informed the Auction Agent pursuant to the terms of its Broker-Dealer Agreement that, according to such Broker-Dealer's records, such Broker-Dealer believes it is not the Existing Holder of such shares.

          (iii) A Bid by a Potential Beneficial Holder or a Potential Holder of shares of a series of MuniPreferred subject to an Auction on any Auction Date shall constitute an irrevocable offer to purchase:

             (A) the number of Outstanding shares of such series specified in such Bid if the Applicable Rate for shares of such series determined on such Auction Date shall be higher than the rate specified therein; or

             (B) such number or a lesser number of Outstanding shares of such series as set forth in clause (v) of paragraph (a) of Section 4 of this
        Part II if the Applicable Rate for shares of such series determined on such Auction Date shall be equal to the rate specified therein.

     (c) No Order for any number of shares of MuniPreferred other than whole shares shall be valid.

2. SUBMISSION OF ORDERS BY BROKER-DEALERS TO AUCTION AGENT.

     (a) Each Broker-Dealer shall submit in writing to the Auction Agent prior to the Submission Deadline on each Auction Date all Orders for shares of MuniPreferred of a series subject to an Auction on such Auction Date obtained by such Broker-Dealer, designating itself (unless otherwise permitted by the Fund) as an Existing Holder in respect of shares subject to Orders submitted or deemed submitted to it by Beneficial Owners and as a Potential Holder in respect of shares subject to Orders submitted to it by Potential Beneficial Owners, and shall specify with respect to each Order for such shares:

          (i) the name of the Bidder placing such Order (which shall be the Broker-Dealer unless otherwise permitted by the Fund);

          (ii) the aggregate number of shares of such series that are the subject of such Order;

          (iii) to the extent that such Bidder is an Existing Holder of shares of such series:

             (A) the number of shares, if any, of such series subject to any Hold Order of such Existing Holder;

             (B) the number of shares, if any, of such series subject to any Bid of such Existing Holder and the rate specified in such Bid; and

             (C) the number of shares, if any, of such series subject to any Sell Order of such Existing Holder; and

          (iv) to the extent such Bidder is a Potential Holder of shares of such series, the rate and number of shares of such series specified in such Potential Holder's Bid.

     (b) If any rate specified in any Bid contains more than three figures to the right of the decimal point, the Auction Agent shall round such rate up to the next highest one thousandth (.001) of 1%.

     (c) If an Order or Orders covering all of the Outstanding shares of MuniPreferred of a series held by any Existing Holder is not submitted to the Auction Agent prior to the Submission Deadline, the Auction Agent shall deem a Hold Order to have been submitted by or on behalf of such Existing Holder covering the number of Outstanding shares of such series held by such Existing Holder and not subject to Orders submitted to the Auction Agent; provided, however, that if an Order or Orders covering all of the Outstanding shares of such series held by any Existing Holder is not submitted to the Auction Agent prior to the Submission Deadline for an Auction relating to a Special Rate Period consisting of more than 28 Rate Period Days, the Auction Agent shall deem a Sell Order to have been submitted by or on behalf of such Existing Holder covering the number of outstanding shares of such series held by such Existing Holder and not subject to Orders submitted to the Auction Agent.

     (d) If one or more Orders of an Existing Holder is submitted to the Auction Agent covering in the aggregate more than the number of Outstanding shares of MuniPreferred of a series subject to an Auction held by such Existing Holder, such Orders shall be considered valid in the following order of priority:

          (i) all Hold Orders for shares of such series shall be considered valid, but only up to and including in the aggregate the number of Outstanding shares of such series held by such Existing Holder, and if the number of shares of such series subject to such Hold Orders exceeds the number of Outstanding shares of such series held by such Existing Holder, the number of shares subject to each such Hold Order shall be reduced pro rata to cover the number of Outstanding shares of such series held by such Existing Holder;

          (ii) (A) any Bid for shares of such series shall be considered valid up to and including the excess of the number of Outstanding shares of such series held by such Existing Holder over the number of shares of such series subject to any Hold Orders referred to in clause (i) above;

             (B) subject to subclause (A), if more than one Bid of an Existing Holder for shares of such series is submitted to the Auction Agent with the same rate and the number of Outstanding shares of such series subject to such Bids is greater than such excess, such Bids shall be considered valid up to and including the amount of such excess, and the number of shares of such series subject to each Bid with the same rate shall be reduced pro rata to cover the number of shares of such series equal to such excess;

             (C) subject to subclauses (A) and (B), if more than one Bid of an Existing Holder for shares of such series is submitted to the Auction Agent with different rates, such Bids shall be considered valid in the ascending order of their respective rates up to and including the amount of such excess; and

             (D) in any such event, the number, if any, of such Outstanding shares of such series subject to any portion of Bids considered not valid in whole or in part under this clause (ii) shall be treated as the subject of a Bid for shares of such series by or on behalf of a Potential Holder at the rate therein specified; and

          (iii) all Sell Orders for shares of such series shall be considered valid up to and including the excess of the number of Outstanding shares of such series held by such Existing Holder over the sum of shares of such series subject to valid Hold Orders referred to in clause (i) above and valid Bids referred to in clause (ii) above.

     (e) If more than one Bid for one or more shares of a series of MuniPreferred is submitted to the Auction Agent by or on behalf of any Potential Holder, each such Bid submitted shall be a separate Bid with the rate and number of shares therein specified.

     (f) Any Order submitted by a Beneficial Owner or a Potential Beneficial Owner to its Broker-Dealer, or by a Broker-Dealer to the Auction Agent, prior to the Submission Deadline on any Auction Date, shall be irrevocable.

3. DETERMINATION OF SUFFICIENT CLEARING BIDS, WINNING BID RATE AND APPLICABLE RATE.

     (a) Not earlier than the Submission Deadline on each Auction Date for shares of a series of MuniPreferred, the Auction Agent shall assemble all valid Orders submitted or deemed submitted to it by the Broker-Dealers in respect of shares of such series (each such Order as submitted or deemed submitted by a Broker-Dealer being hereinafter referred to individually as a "Submitted Hold Order," a "Submitted Bid" or a "Submitted Sell Order," as the case may be, or as a "Submitted Order" and collectively as "Submitted Hold Orders," "Submitted Bids" or "Submitted Sell Orders," as the case may be, or as "Submitted Orders") and shall determine for such series:

          (i) the excess of the number of Outstanding shares of such series over the number of Outstanding shares of such series subject to Submitted Hold Orders (such excess being hereinafter referred to as the "Available MuniPreferred" of such series);

          (ii) from the Submitted Orders for shares of such series whether:

             (A) the number of Outstanding shares of such series subject to Submitted Bids of Potential Holders specifying one or more rates equal to or lower than the Maximum Rate for shares of such series;

             exceeds or is equal to the sum of:

             (B) the number of Outstanding shares of such series subject to Submitted Bids of Existing Holders specifying one or more rates higher than the Maximum Rate for shares of such series; and

             (C) the number of Outstanding shares of such series subject to Submitted Sell Orders

             (in the event such excess or such equality exists (other than because the number of shares of such series in subclauses (B) and (C) above is zero because all of the Outstanding shares of such series are subject to Submitted Hold Orders), such Submitted Bids in subclause (A) above being hereinafter referred to collectively as "Sufficient Clearing Bids" for shares of such series); and

          (iii) if Sufficient Clearing Bids for shares of such series exist, the lowest rate specified in such Submitted Bids (the "Winning Bid Rate" for shares of such series) which if:

             (A) (I) each such Submitted Bid of Existing Holders specifying such lowest rate and (II) all other such Submitted Bids of Existing Holders specifying lower rates were rejected, thus entitling such Existing Holders to continue to hold the shares of such series that are subject to such Submitted Bids; and

             (B) (I) each such Submitted Bid of Potential Holders specifying such lowest rate and (II) all other such Submitted Bids of Potential Holders specifying lower rates were accepted;

        would result in such Existing Holders described in subclause (A) above continuing to hold an aggregate number of Outstanding shares of such series which, when added to the number of Outstanding shares of such series to be purchased by such Potential Holders described in subclause
        (B) above, would equal not less than the Available MuniPreferred of such series.

     (b) Promptly after the Auction Agent has made the determinations pursuant to paragraph (a) of this Section 3, the Auction Agent shall advise the Fund of the Maximum Rate for shares of the series of MuniPreferred for which an Auction is being held on the Auction Date and, based on such determination, the Applicable Rate for shares of such series for the next succeeding Rate Period thereof as follows:

     (i) if Sufficient Clearing Bids for shares of such series exist, that the Applicable Rate for all shares of such series for the next succeeding Rate Period thereof shall be equal to the Winning Bid Rate for shares of such series so determined;
                                                                              32

          (ii) if Sufficient Clearing Bids for shares of such series do not exist (other than because all of the Outstanding shares of such series are subject to Submitted Hold Orders), that the Applicable Rate for all shares of such series for the next succeeding Rate Period thereof shall be equal to the Maximum Rate for shares of such series; or

          (iii) if all of the Outstanding shares of such series are subject to Submitted Hold Orders, that the Applicable Rate for all shares of such series for the next succeeding Rate Period thereof shall be as set forth in
     Section 12 of Appendix A hereto.

4. ACCEPTANCE AND REJECTION OF SUBMITTED BIDS AND SUBMITTED SELL ORDERS AND ALLOCATION OF SHARES. Existing Holders shall continue to hold the shares of MuniPreferred that are subject to Submitted Hold Orders, and, based on the determinations made pursuant to paragraph (a) of Section 3 of this Part II, the Submitted Bids and Submitted Sell Orders shall be accepted or rejected by the Auction Agent and the Auction Agent shall take such other action as set forth below:

     (a) If Sufficient Clearing Bids for shares of a series of MuniPreferred have been made, all Submitted Sell Orders with respect to shares of such series shall be accepted and, subject to the provisions of paragraphs (d) and (e) of this Section 4, Submitted Bids with respect to shares of such series shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids with respect to shares of such series shall be rejected:

          (i) Existing Holders' Submitted Bids for shares of such series specifying any rate that is higher than the Winning Bid Rate for shares of such series shall be accepted, thus requiring each such Existing Holder to sell the shares of MuniPreferred subject to such Submitted Bids;

          (ii) Existing Holders' Submitted Bids for shares of such series specifying any rate that is lower than the Winning Bid Rate for shares of such series shall be rejected, thus entitling each such Existing Holder to continue to hold the shares of MuniPreferred subject to such Submitted Bids;

          (iii) Potential Holders' Submitted Bids for shares of such series specifying any rate that is lower than the Winning Bid Rate for shares of such series shall be accepted;

          (iv) each Existing Holder's Submitted Bid for shares of such series specifying a rate that is equal to the Winning Bid Rate for shares of such series shall be rejected, thus entitling such Existing Holder to continue to hold the shares of MuniPreferred subject to such Submitted Bid, unless the number of Outstanding shares of MuniPreferred subject to all such Submitted Bids shall be greater than the number of shares of MuniPreferred ("remaining shares") in the excess of the Available MuniPreferred of such series over the number of shares of MuniPreferred subject to Submitted Bids described in clauses (ii) and (iii) of this paragraph (a), in which event such Submitted Bid of such Existing Holder shall be rejected in part, and such Existing Holder shall be entitled to continue to hold shares of MuniPreferred subject to such Submitted Bid, but only in an amount equal to the number of shares of MuniPreferred of such series obtained by multiplying the number of remaining shares by a fraction, the numerator of which shall be the number of Outstanding shares of MuniPreferred held by such Existing Holder subject to such Submitted Bid and the denominator of which shall be the aggregate number of Outstanding shares of MuniPreferred subject to such Submitted Bids made by all such Existing Holders that specified a rate equal to the Winning Bid Rate for shares of such series; and

          (v) each Potential Holder's Submitted Bid for shares of such series specifying a rate that is equal to the Winning Bid Rate for shares of such series shall be accepted but only in an amount equal to the number of shares of such series obtained by multiplying the number of shares in the excess of the Available MuniPreferred of such series over the number of shares of MuniPreferred subject to Submitted Bids described in clauses (ii) through (iv) of this paragraph (a) by a fraction, the numerator of which shall be the number of Outstanding shares of MuniPreferred subject to such Submitted Bid and the denominator of which shall be the aggregate number of Outstanding shares of MuniPreferred subject to such Submitted Bids made by all such Potential Holders that specified a rate equal to the Winning Bid Rate for shares of such series.
                                                                              33

     (b) If Sufficient Clearing Bids for shares of a series of MuniPreferred have not been made (other than because all of the Outstanding shares of such series are subject to Submitted Hold Orders), subject to the provisions of paragraph (d) of this Section 4, Submitted Orders for shares of such series shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids for shares of such series shall be rejected:

          (i) Existing Holders' Submitted Bids for shares of such series specifying any rate that is equal to or lower than the Maximum Rate for shares of such series shall be rejected, thus entitling such Existing Holders to continue to hold the shares of MuniPreferred subject to such Submitted Bids;

          (ii) Potential Holders' Submitted Bids for shares of such series specifying any rate that is equal to or lower than the Maximum Rate for shares of such series shall be accepted; and

          (iii) Each Existing Holder's Submitted Bid for shares of such series specifying any rate that is higher than the Maximum Rate for shares of such series and the Submitted Sell Orders for shares of such series of each Existing Holder shall be accepted, thus entitling each Existing Holder that submitted or on whose behalf was submitted any such Submitted Bid or Submitted Sell Order to sell the shares of such series subject to such Submitted Bid or Submitted Sell Order, but in both cases only in an amount equal to the number of shares of such series obtained by multiplying the number of shares of such series subject to Submitted Bids described in clause (ii) of this paragraph (b) by a fraction, the numerator of which shall be the number of Outstanding shares of such series held by such Existing Holder subject to such Submitted Bid or Submitted Sell Order and the denominator of which shall be the aggregate number of Outstanding shares of such series subject to all such Submitted Bids and Submitted Sell Orders.

     (c) If all of the Outstanding shares of a series of MuniPreferred are subject to Submitted Hold Orders, all Submitted Bids for shares of such series shall be rejected.

     (d) If, as a result of the procedures described in clause (iv) or (v) of paragraph (a) or clause (iii) of paragraph (b) of this Section 4, any Existing Holder would be entitled or required to sell, or any Potential Holder would be entitled or required to purchase, a fraction of a share of a series of MuniPreferred on any Auction Date, the Auction Agent shall, in such manner as it shall determine in its sole discretion, round up or down the number of shares of MuniPreferred of such series to be purchased or sold by any Existing Holder or Potential Holder on such Auction Date as a result of such procedures so that the number of shares so purchased or sold by each Existing Holder or Potential Holder on such Auction Date shall be whole shares of MuniPreferred.

     (e) If, as a result of the procedures described in clause (v) of paragraph
(a) of this Section 4, any Potential Holder would be entitled or required to purchase less than a whole share of a series of MuniPreferred on any Auction Date, the Auction Agent shall, in such manner as it shall determine in its sole discretion, allocate shares of MuniPreferred of such series for purchase among Potential Holders so that only whole shares of MuniPreferred of such series are purchased on such Auction Date as a result of such procedures by any Potential Holder, even if such allocation results in one or more Potential Holders not purchasing shares of MuniPreferred of such series on such Auction Date.

     (f) Based on the results of each Auction for shares of a series of MuniPreferred, the Auction Agent shall determine the aggregate number of shares of such series to be purchased and the aggregate number of shares of such series to be sold by Potential Holders and Existing Holders and, with respect to each Potential Holder and Existing Holder, to the extent that such aggregate number of shares to be purchased and such aggregate number of shares to be sold differ, determine to which other Potential Holder(s) or Existing Holder(s) they shall deliver, or from which other Potential Holder(s) or Existing Holder(s) they shall receive, as the case may be, shares of MuniPreferred of such series. Notwithstanding any provision of the Auction Procedures or the Settlement Procedures to the contrary, in the event an Existing Holder or Beneficial Owner of shares of a series of MuniPreferred with respect to whom a Broker-Dealer submitted a Bid to the Auction Agent for such shares that was accepted in whole or in part, or submitted or is deemed to have submitted a Sell Order for such shares that was accepted in whole or in part, fails to instruct its Agent Member to deliver such shares against payment therefor, partial deliveries of shares of MuniPreferred that have been made in respect of
                                                                              34

Potential Holders' or Potential Beneficial Owners' Submitted Bids for shares of such series that have been accepted in whole or in part shall constitute good delivery to such Potential Holders and Potential Beneficial Owners.

     (g) Neither the Fund nor the Auction Agent nor any affiliate of either shall have any responsibility or liability with respect to the failure of an Existing Holder, a Potential Holder, a Beneficial Owner, a Potential Beneficial Owner or its respective Agent Member to deliver shares of MuniPreferred of any series or to pay for shares of MuniPreferred of any series sold or purchased pursuant to the Auction Procedures or otherwise.

5. NOTIFICATION OF ALLOCATIONS. Whenever the Fund intends to include any net capital gains or other income taxable for Federal income tax purposes in any dividend on shares of MuniPreferred, the Fund shall, in the case of a Minimum Rate Period or a Special Rate Period of 28 Rate Period Days or fewer, and may, in the case of any other Special Rate Period, notify the Auction Agent of the amount to be so included not later than the Dividend Payment Date next preceding the Auction Date on which the Applicable Rate for such dividend is to be established. Whenever the Auction Agent receives such notice from the Fund, it will be required in turn to notify each Broker-Dealer, who, on or prior to such Auction Date, in accordance with its Broker-Dealer Agreement, will be required to notify its Beneficial Owners and Potential Beneficial Owners of shares of MuniPreferred believed by it to be interested in submitting an Order in the Auction to be held on such Auction Date.

6. AUCTION AGENT. For so long as any shares of MuniPreferred are outstanding, the Auction Agent, duly appointed by the Fund to so act, shall be in each case a commercial bank, trust company or other financial institution independent of the Fund and its affiliates (which however, may engage or have engaged in business transactions with the Fund or its affiliates) and at no time shall the Fund or any of its affiliates act as the Auction Agent in connection with the Auction Procedures. If the Auction Agent resigns or for any reason its appointment is terminated during any period that any shares of MuniPreferred are outstanding, the Board of Directors shall use its best efforts promptly thereafter to appoint another qualified commercial bank, trust company or financial institution to act as the Auction Agent. The Auction Agent's registry of Existing Holders of shares of a series of MuniPreferred shall be conclusive and binding on the Broker-Dealers. A Broker-Dealer may inquire of the Auction Agent between 3:00 p.m. on the Business Day preceding an Auction for shares of a series of MuniPreferred and 9:30 a.m. on the Auction Date for such Auction to ascertain the number of shares of such series in respect of which the Auction Agent has determined such Broker-Dealer to be an Existing Holder. If such Broker-Dealer believes it is the Existing Holder of fewer shares of such series than specified by the Auction Agent in response to such Broker-Dealer's inquiry, such Broker-Dealer may so inform the Auction Agent of that belief. Such Broker-Dealer shall not, in its capacity as Existing Holder of shares of such series, submit Orders in such Auction in respect of shares of such series covering in the aggregate more than the number of shares of such series specified by the Auction Agent in response to such Broker-Dealer's inquiry.

7. TRANSFER OF SHARES OF MUNIPREFERRED. Unless otherwise permitted by the Fund, a Beneficial Owner or an Existing Holder may sell, transfer or otherwise dispose of shares of MuniPreferred only in whole shares and only pursuant to a Bid or Sell Order placed with the Auction Agent in accordance with the procedures described in this Part II or to a Broker-Dealer; provided, however, that (a) a sale, transfer or other disposition of shares of MuniPreferred from a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer as the holder of such shares to that Broker-Dealer or another customer of that Broker-Dealer shall not be deemed to be a sale, transfer or other disposition for purposes of this Section 7 if such Broker-Dealer remains the Existing Holder of the shares so sold, transferred or disposed of immediately after such sale, transfer or disposition and (b) in the case of all transfers other than pursuant to Auctions, the Broker-Dealer (or other Person, if permitted by the Fund) to whom such transfer is made shall advise the Auction Agent of such transfer.

8. GLOBAL CERTIFICATE. Prior to the commencement of a Voting Period, (i) all of the shares of a series of MuniPreferred outstanding from time to time shall be represented by one global certificate registered in the
                                                                              35
name of the Securities Depository or its nominee and (ii) no registration of transfer of shares of a series of MuniPreferred shall be made on the books of the Fund to any Person other than the Securities Depository or its nominee. The foregoing restriction on registration of transfer shall be conspicuously noted on the face or back of the certificates of MuniPreferred in such a manner as to comply with the requirements of Minnesota Statute Section 302A.429, Subd. 2, and
Section 8-204 of the Uniform Commercial Code as in effect in the State of Minnesota, or any successor provisions.

     IN WITNESS WHEREOF, NUVEEN PREMIUM INCOME MUNICIPAL FUND, INC., has caused these presents to be signed in its name and on its behalf by its Vice President and attested by its Assistant Secretary, and the said officers of the Fund further acknowledged said instrument to be the corporate act of the Fund, and stated under penalty of perjury that to the best of their knowledge, information and belief the matters and facts therein set forth with respect to approval are true in all material respects, all on August 11, 1997.
                                          NUVEEN PREMIUM INCOME MUNICIPAL FUND,
                                          INC.

                                          BY:
                                          --------------------------------------
                                            Gifford R. Zimmerman
                                            Vice President

ATTEST:
---------------------------------------------
        Larry W. Martin
        Assistant Secretary

                   NUVEEN PREMIUM INCOME MUNICIPAL FUND, INC.

APPENDIX A

SECTION 1. DESIGNATION AS TO SERIES.

     SERIES M: A series of 10,000 shares of Preferred Stock, par value $.01 per share, liquidation preference $25,000 per share, is hereby designated "Municipal Auction Rate Cumulative Preferred Stock, Series M." Upon the effectiveness of this Statement, each share of Remarketed Preferred Stock, Series A, of the Fund outstanding immediately prior to the effectiveness of this Statement shall cease to be a share of Remarketed Preferred Stock and shall become instead a share of Series M MuniPreferred. Each share of Series M MuniPreferred shall, for purposes hereof, be deemed to have a Date of Original Issue of August 12, 1997; have an Applicable Rate for its Initial Rate Period equal to 3.64% per annum; have an initial Dividend Payment Date of August 28, 1997; and have such other preferences, limitations and relative voting rights, in addition to those required by applicable law or set forth in the Articles applicable to Preferred Stock of the Fund, as set forth in Part I and Part II of this Statement. Any shares of Series M MuniPreferred issued after the effective date of this Statement shall be issued on the first day of a Rate Period of the then outstanding shares of Series M MuniPreferred; shall have, for such Rate Period, an Applicable Rate equal to the Applicable Rate for shares of such series established in the first Auction for shares of such series preceding the date of such issuance; and shall have such other preferences, limitations and relative voting rights, in addition to those required by applicable law or set forth in the Articles applicable to Preferred Stock of the Fund, as set forth in Part I and Part II of this Statement. The Series M MuniPreferred shall constitute a separate series of Preferred Stock of the Fund, and each share of Series M MuniPreferred shall be identical except as provided in Section 11 of Part I of this Statement.

     SERIES T: A series of 10,000 shares of Preferred Stock, par value $.01 per share, liquidation preference $25,000 per share, is hereby designated "Municipal Auction Rate Cumulative Preferred Stock, Series T." Upon the effectiveness of this Statement, each share of Remarketed Preferred Stock, Series B, of the Fund outstanding immediately prior to the effectiveness of this Statement shall cease to be a share of Remarketed Preferred Stock and shall become instead a share of Series T MuniPreferred. Each share of Series T MuniPreferred shall, for purposes hereof, be deemed to have a Date of Original Issue of August 12, 1997; have an Applicable Rate for its Initial Rate Period equal to 3.00% per annum; have an initial Dividend Payment Date of September 4, 1997; and have such other preferences, limitations and relative voting rights, in addition to those required by applicable law or set forth in the Articles applicable to Preferred Stock of the Fund, as set forth in Part I and Part II of this Statement. Any shares of Series T MuniPreferred issued after the effective date of this Statement shall be issued on the first day of a Rate Period of the then outstanding shares of Series T MuniPreferred; shall have, for such Rate Period, an Applicable Rate equal to the Applicable Rate for shares of such series established in the first Auction for shares of such series preceding the date of such issuance; and shall have such other preferences, limitations and relative voting rights, in addition to those required by applicable law or set forth in the Articles applicable to Preferred Stock of the Fund, as set forth in Part I and Part II of this Statement. The Series T MuniPreferred shall constitute a separate series of Preferred Stock of the Fund, and each share of Series T MuniPreferred shall be identical except as provided in Section 11 of Part I of this Statement.

     SERIES W: A series of 10,000 shares of Preferred Stock, par value $.01 per share, liquidation preference $25,000 per share, is hereby designated "Municipal Auction Rate Cumulative Preferred Stock, Series W." Upon the effectiveness of this Statement, each share of Remarketed Preferred Stock, Series E, of the Fund outstanding immediately prior to the effectiveness of this Statement shall cease to be a share of Remarketed Preferred Stock and shall become instead a share of Series W MuniPreferred. Each share of Series W MuniPreferred shall, for purposes hereof, be deemed to have a Date of Original Issue of August 12, 1997; have an Applicable Rate for its Initial Rate Period equal to 3.54% per annum; have an initial Dividend Payment Date of August 14, 1997; and have such other preferences, limitations and relative voting rights, in addition to those required by applicable law or set forth in the Articles applicable to Preferred Stock of the Fund, as set forth in Part I and Part II of this Statement. Any shares of Series W MuniPreferred issued after the effective date of this Statement shall be issued on the first day of a Rate Period of the then outstanding shares of
                                                                             A-1

Series W MuniPreferred; shall have, for such Rate Period, an Applicable Rate equal to the Applicable Rate for shares of such series established in the first Auction for shares of such series preceding the date of such issuance; and shall have such other preferences, limitations and relative voting rights, in addition to those required by applicable law or set forth in the Articles applicable to Preferred Stock of the Fund, as set forth in Part I and Part II of this Statement. The Series W MuniPreferred shall constitute a separate series of Preferred Stock of the Fund, and each share of Series W MuniPreferred shall be identical except as provided in Section 11 of Part I of this Statement.

     SERIES TH: A series of 10,000 shares of Preferred Stock, par value $.01 per share, liquidation preference $25,000 per share, is hereby designated "Municipal Auction Rate Cumulative Preferred Stock, Series TH." Upon the effectiveness of this Statement, each share of Remarketed Preferred Stock, Series C, of the Fund outstanding immediately prior to the effectiveness of this Statement shall cease to be a share of Remarketed Preferred Stock and shall become instead a share of Series TH MuniPreferred. Each share of Series TH MuniPreferred shall, for purposes hereof, be deemed to have a Date of Original Issue of August 12, 1997; have an Applicable Rate for its Initial Rate Period equal to 3.65% per annum; have an initial Dividend Payment Date of August 14, 1997; and have such other preferences, limitations and relative voting rights, in addition to those required by applicable law or set forth in the Articles applicable to Preferred Stock of the Fund, as set forth in Part I and Part II of this Statement. Any shares of Series TH MuniPreferred issued after the effective date of this Statement shall be issued on the first day of a Rate Period of the then outstanding shares of Series TH MuniPreferred; shall have, for such Rate Period, an Applicable Rate equal to the Applicable Rate for shares of such series established in the first Auction for shares of such series preceding the date of such issuance; and shall have such other preferences, limitations and relative voting rights, in addition to those required by applicable law or set forth in the Articles applicable to Preferred Stock of the Fund, as set forth in Part I and Part II of this Statement. The Series TH MuniPreferred shall constitute a separate series of Preferred Stock of the Fund, and each share of Series TH MuniPreferred shall be identical except as provided in Section 11 of Part I of this Statement.

     SERIES F: A series of 10,000 shares of Preferred Stock, par value $.01 per share, liquidation preference $25,000 per share, is hereby designated "Municipal Auction Rate Cumulative Preferred Stock, Series F." Upon the effectiveness of this Statement, each share of Remarketed Preferred Stock, Series D, of the Fund outstanding immediately prior to the effectiveness of this Statement shall cease to be a share of Remarketed Preferred Stock and shall become instead a share of Series F MuniPreferred. Each share of Series F MuniPreferred shall, for purposes hereof, be deemed to have a Date of Original Issue of August 12, 1997; have an Applicable Rate for its Initial Rate Period equal to 3.44% per annum; have an initial Dividend Payment Date of August 21, 1997; and have such other preferences, limitations and relative voting rights, in addition to those required by applicable law or set forth in the Articles applicable to Preferred Stock of the Fund, as set forth in Part I and Part II of this Statement. Any shares of Series F MuniPreferred issued after the effective date of this Statement shall be issued on the first day of a Rate Period of the then outstanding shares of Series F MuniPreferred; shall have, for such Rate Period, an Applicable Rate equal to the Applicable Rate for shares of such series established in the first Auction for shares of such series preceding the date of such issuance; and shall have such other preferences, limitations and relative voting rights, in addition to those required by applicable law or set forth in the Articles applicable to Preferred Stock of the Fund, as set forth in Part I and Part II of this Statement. The Series F MuniPreferred shall constitute a separate series of Preferred Stock of the Fund, and each share of Series F MuniPreferred shall be identical except as provided in Section 11 of Part I of this Statement.

SECTION 2. NUMBER OF AUTHORIZED SHARES PER SERIES.

     The number of authorized shares constituting Series M MuniPreferred is 10,000; Series T MuniPreferred is 10,000; Series W MuniPreferred is 10,000; Series TH MuniPreferred is 10,000; and Series F MuniPreferred is 10,000.

SECTION 3. EXCEPTIONS TO CERTAIN DEFINITIONS.

     Notwithstanding the definitions contained under the heading "Definitions" in this Statement, the following terms shall have the following meanings for purposes of this Statement:

     Not applicable.

SECTION 4. CERTAIN DEFINITIONS.

     For purposes of this Statement, the following terms shall have the following meanings (with terms defined in the singular having comparable meanings when used in the plural and vice versa), unless the context otherwise requires:

          "ESCROWED BONDS" shall mean Municipal Obligations that (i) have been determined to be legally defeased in accordance with S&P's legal defeasance criteria, (ii) have been determined to be economically defeased in accordance with S&P's economic defeasance criteria and assigned a rating of AAA by S&P, (iii) are not rated by S&P but have been determined to be legally defeased by Moody's or (iv) have been determined to be economically defeased by Moody's and assigned a rating no lower than the rating that is Moody's equivalent of S&P's AAA rating.

          "GROSS-UP PAYMENT" means payment to a Holder of shares of MuniPreferred of an amount which, when taken together with the aggregate amount of Taxable Allocations made to such Holder to which such Gross-up Payment relates, would cause such Holder's dividends in dollars (after Federal income tax consequences) from the aggregate of such Taxable Allocations and the related Gross-up Payment to be equal to the dollar amount of the dividends which would have been received by such Holder if the amount of such aggregate Taxable Allocations would have been excludable from the gross income of such Holder. Such Gross-up Payment shall be calculated (i) without consideration being given to the time value of money; (ii) assuming that no Holder of shares of MuniPreferred is subject to the Federal alternative minimum tax with respect to dividends received from the Fund; and (iii) assuming that each Taxable Allocation and each Gross-up Payment (except to the extent such Gross-up Payment is designated as an exempt-interest dividend under Section 852(b)(5) of the Code or successor provisions) would be taxable in the hands of each Holder of shares of MuniPreferred at the maximum marginal regular Federal individual income tax rate applicable to ordinary income or net capital gains, as applicable, or the maximum marginal regular Federal corporate income tax rate applicable to ordinary income or net capital gains, as applicable, whichever is greater, in effect at the time such Gross-up Payment is made.

          "MOODY'S DISCOUNT FACTOR" shall mean, for purposes of determining the Discounted Value of any Moody's Eligible Asset, the percentage determined by reference to the rating on such asset and the shortest Exposure Period set forth opposite such rating that is the same length as or is longer than the Moody's Exposure Period, in accordance with the table set forth below:

                                                                RATING CATEGORY
                                -------------------------------------------------------------------------------
       EXPOSURE PERIOD          Aaa*         Aa*         A*          Baa*      OTHER**(V)   MIG-1***   SP-1+***
       ---------------          ----         ---         --          ----      ----------   --------   --------
7 weeks.......................  151%         159%        168%        202%         229%        136%       148%
8 weeks or less but greater
  than seven weeks............  154          164         173         205          235         137        149
9 weeks or less but greater
  than eight weeks............  158          169         179         209          242         138        150

-------------------------
  * Moody's rating.

 ** Municipal Obligations not rated by Moody's but rated BBB by S&P.

*** Municipal Obligations rated MIG-1 or VMIG-1 or, if not rated by Moody's, rated SP-1+ by S&P, which do not mature or have a demand feature at par exercisable in 30 days and which do not have a long-term rating.
                                                                             A-3

     Notwithstanding the foregoing, (i) the Moody's Discount Factor for short-term Municipal Obligations will be 115%, so long as such Municipal Obligations are rated at least MIG-1, VMIG-1 or P-1 by Moody's and mature or have a demand feature at par exercisable in 30 days or less or 125% as long as such Municipal Obligations are rated at least A-1+/AA or SP-1+/AA by S&P and mature or have a demand feature at par exercisable in 30 days or less and (ii) no Moody's Discount Factor will be applied to cash or to Receivables for Municipal Obligations Sold.

          "MOODY'S ELIGIBLE ASSET" shall mean cash, Receivables for Municipal Obligations Sold or a Municipal Obligation that (i) pays interest in cash,
     (ii) is publicly rated Baa or higher by Moody's or, if not rated by Moody's but rated by S&P, is rated at least BBB by S&P (provided, however, that for purposes of determining the Moody's Discount Factor applicable to any such S&P-rated Municipal Obligation, such Municipal Obligation (excluding any short-term Municipal Obligation) shall be deemed to have a Moody's rating which is one full rating category lower than its S&P rating), (iii) does not have its Moody's rating suspended by Moody's, and (iv) is part of an issue of Municipal Obligations of at least $10,000,000. Municipal Obligations issued by any one issuer and rated BBB by S&P may comprise no more than 4% of total Moody's Eligible Assets; such BBB-rated Municipal Obligations, if any, together with any Municipal Obligations issued by the same issuer and rated Baa by Moody's or A by S&P, may comprise no more than 6% of total Moody's Eligible Assets; such BBB, Baa and A-rated Municipal Obligations, if any, together with any Municipal Obligations issued by the same issuer and rated A by Moody's or AA by S&P, may comprise no more than 10% of total Moody's Eligible Assets; and such BBB, Baa, A and AA-rated Municipal Obligations, if any, together with any Municipal Obligations issued by the same issuer and rated Aa by Moody's or AAA by S&P, may comprise no more than 20% of total Moody's Eligible Assets. For purposes of the foregoing sentence, any Municipal Obligation backed by the guaranty, letter of credit or insurance issued by a third party shall be deemed to be issued by such third party if the issuance of such third party credit is the sole determinant of the rating on such Municipal Obligation. Municipal Obligations issued by issuers located within a single state or territory and rated BBB by S&P may comprise no more than 12% of total Moody's Eligible Assets; such BBB-rated Municipal Obligations, if any, together with any Municipal Obligations issued by issuers located within the same state or territory and rated Baa by Moody's or A by S&P, may comprise no more than 20% of total Moody's Eligible Assets; such BBB, Baa and A-rated Municipal Obligations, if any, together with any Municipal Obligations issued by issuers located within the same state or territory and rated A by Moody's or AA by S&P, may comprise no more than 40% of total Moody's Eligible Assets; and such BBB, Baa, A and AA-rated Municipal Obligations, if any, together with any Municipal Obligations issued by issuers located within the same state or territory and rated Aa by Moody's or AAA by S&P, may comprise no more than 60% of total Moody's Eligible Assets. For purposes of applying the foregoing requirements, a Municipal Obligation shall be deemed to be rated BBB by S&P if rated BBB-, BBB or BBB+ by S&P, Moody's Eligible Assets shall be calculated without including cash, and Municipal Obligations rated MIG-1, VMIG-1 or P-1 or, if not rated by Moody's, rated A-1+/AA or SP-1+/AA by S&P, shall be considered to have a long-term rating of A. When the Fund sells a Municipal Obligation and agrees to repurchase such Municipal Obligation at a future date, such Municipal Obligation shall be valued at its Discounted Value for purposes of determining Moody's Eligible Assets, and the amount of the repurchase price of such Municipal Obligation shall be included as a liability for purposes of calculating the MuniPreferred Basic Maintenance Amount. When the Fund purchases a Moody's Eligible Asset and agrees to sell it at a future date, such Eligible Asset shall be valued at the amount of cash to be received by the Fund upon such future date, provided that the counterparty to the transaction has a long-term debt rating of at least A2 from Moody's and the transaction has a term of no more than 30 days, otherwise such Eligible Asset shall be valued at the Discounted Value of such Eligible Asset.

     Notwithstanding the foregoing, an asset will not be considered a Moody's Eligible Asset to the extent it is (i) subject to any material lien, mortgage, pledge, security interest or security agreement of any kind (collectively, "Liens"), except for (a) Liens which are being contested in good faith by appropriate proceedings and which Moody's has indicated to the Fund will not affect the status of such asset as a Moody's Eligible Asset, (b) Liens for taxes that are not then due and payable or that can be paid thereafter without
                                                                             A-4
penalty, (c) Liens to secure payment for services rendered or cash advanced to the Fund by Nuveen Advisory Corp., United States Trust Company of New York or the Auction Agent and (d) Liens by virtue of any repurchase agreement; or (ii) deposited irrevocably for the payment of any liabilities for purposes of determining the MuniPreferred Basic Maintenance Amount.

     "RATE MULTIPLE," for shares of a series of MuniPreferred on any Auction Date for shares of such series, shall mean the percentage, determined as set forth below, based on the prevailing rating of shares of such series in effect at the close of business on the Business Day next preceding such Auction Date:

                     PREVAILING RATING                          PERCENTAGE
                     -----------------                          ----------
"aa3"/AA- or higher.........................................       110%
"a3"/A-.....................................................       125%
"baa3"/BBB-.................................................       150%
"ba3"/BB-...................................................       200%
Below "ba3"/BB-.............................................       250%

provided, however, that in the event the Fund has notified the Auction Agent of its intent to allocate income taxable for Federal income tax purposes to shares of such series prior to the Auction establishing the Applicable Rate for shares of such series, the applicable percentage in the foregoing table shall be divided by the quantity 1 minus the maximum marginal regular Federal individual income tax rate applicable to ordinary income or the maximum marginal regular Federal corporate income tax rate applicable to ordinary income, whichever is greater.

     For purposes of this definition, the "prevailing rating" of shares of a series of MuniPreferred shall be (i) "aa3"/AA- or higher if such shares have a rating of "aa3" or better by Moody's and AA- or better by S&P or the equivalent of such ratings by such agencies or a substitute rating agency or substitute rating agencies selected as provided below, (ii) if not "aa3"/AA- or higher, then "a3"/A- if such shares have a rating of "a3" or better by Moody's and A- or better by S&P or the equivalent of such ratings by such agencies or a substitute rating agency or substitute rating agencies selected as provided below, (iii) if not "aa3"/AA- or higher or "a3"/A-, then "baa3"/BBB- if such shares have a rating of "baa3" or better by Moody's and BBB- or better by S&P or the equivalent of such ratings by such agencies or a substitute rating agency or substitute rating agencies selected as provided below, (iv) if not "aa3"/AA- or higher, "a3"/A- or "baa3"/BBB-, then "ba3"/BB- if such shares have a rating of "ba3" or better by Moody's and BB- or better by S&P or the equivalent of such ratings by such agencies or a substitute rating agency or substitute rating agencies selected as provided below, and (v) if not "aa3"/AA- or higher, "a3"/A-, "baa3"/BBB-, or "ba3"/BB-, then Below "ba3"/BB-; provided, however, that if such shares are rated by only one rating agency, the prevailing rating will be determined without reference to the rating of any other rating agency. The Fund shall take all reasonable action necessary to enable either S&P or Moody's to provide a rating for shares of MuniPreferred. If neither S&P nor Moody's shall make such a rating available, the party set forth in Section 7 of Appendix A or its successor shall select at least one nationally recognized statistical rating organization (as that term is used in the rules and regulations of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended from time to time) to act as a substitute rating agency in respect of shares of the series of MuniPreferred set forth opposite such party's name in Section 7 of Appendix A and the Fund shall take all reasonable action to enable such rating agency to provide a rating for such shares.

          "S&P DISCOUNT FACTOR" shall mean, for purposes of determining the Discounted Value of any S&P Eligible Asset, the percentage determined by reference to the rating on such asset and the shortest

     Exposure Period set forth opposite such rating that is the same length as or is longer than the S&P Exposure Period, in accordance with the table set forth below:

                                                               RATING CATEGORY
                                                          --------------------------
                   EXPOSURE PERIOD                        AAA*    AA*    A*     BBB*
                   ---------------                        ----    ---    --     ----
40 Business Days......................................    190%    195%   210%   250%
22 Business Days......................................    170     175    190    230
10 Business Days......................................    155     160    175    215
7 Business Days.......................................    150     155    170    210
3 Business Days.......................................    130     135    150    190

-------------------------
* S&P rating.

     Notwithstanding the foregoing, (i) the S&P Discount Factor for short-term Municipal Obligations will be 115%, so long as such Municipal Obligations are rated A-1+ or SP-1+ by S&P and mature or have a demand feature exercisable within 30 days or less, or 125% if such Municipal Obligations are not rated by S&P but are rated VMIG-1, P-1 or MIG-1 by Moody's; provided, however, that any such Moody's-rated short-term Municipal Obligations which have demand features exercisable within 30 days or less must be backed by a letter of credit, liquidity facility or guarantee from a bank or other financial institution with a short-term rating of at least A-1+ from S&P; and further provided that such Moody's-rated short-term Municipal Obligations may comprise no more than 50% of short-term Municipal Obligations that qualify as S&P Eligible Assets; (ii) no S&P Discount Factor will be applied to cash or to Receivables for Municipal Obligations Sold; and (iii) except as set forth in clause (i) above, in the case of any Municipal Obligation that is not rated by S&P but qualifies as an S&P Eligible Asset pursuant to clause (iii) of that definition, such Municipal Obligation will be deemed to have an S&P rating one full rating category lower than the S&P rating category that is the equivalent of the rating category in which such Municipal Obligation is placed by Moody's. For purposes of the foregoing, Anticipation Notes rated SP-1+ or, if not rated by S&P, rated MIG-1 or VMIG-1 by Moody's, which do not mature or have a demand feature at par exercisable in 30 days and which do not have a long-term rating, shall be considered to be short-term Municipal Obligations.

     "S&P ELIGIBLE ASSET" shall mean cash (excluding any cash irrevocably deposited by the Fund for the payment of any liabilities within the meaning of MuniPreferred Basic Maintenance Amount), Receivables for Municipal Obligations Sold or a Municipal Obligation owned by the Fund that (i) is interest bearing and pays interest at least semi-annually; (ii) is payable with respect to principal and interest in U.S. Dollars; (iii) is publicly rated BBB or higher by S&P or, if not rated by S&P but rated by Moody's, is rated at least A by Moody's; (iv) is not part of a private placement of Municipal Obligations; and
(v) is part of an issue of Municipal Obligations with an original issue size of at least $20 million or, if of an issue with an original issue size below $20 million (but in no event below $10 million), is issued by an issuer with a total of at least $50 million of securities outstanding. Solely for purposes of this definition, the term "Municipal Obligation" means any obligation the interest on which is exempt from regular Federal income taxation and which is issued by any of the fifty United States, the District of Columbia or any of the territories of the United States, their subdivisions, counties, cities, towns, villages, school districts and agencies (including authorities and special districts created by the states), and federally sponsored agencies such as local housing authorities. Notwithstanding the foregoing limitations:

          (1) Municipal Obligations (excluding Escrowed Bonds) of any one issuer or guarantor (excluding bond insurers) shall be considered S&P Eligible Assets only to the extent the Market Value of such Municipal Obligations does not exceed 10% of the aggregate Market Value of S&P Eligible Assets, provided that 2% is added to the applicable S&P Discount Factor for every 1% by which the Market Value of such Municipal Obligations exceeds 5% of the aggregate Market Value of S&P Eligible Assets;

          (2) Municipal Obligations rated by Moody's but not rated by S&P shall be considered S&P Eligible Assets only to the extent the Market Value of such Municipal Obligations does not exceed 50% of the aggregate Market Value of S&P Eligible Assets; and

          (3) Long-Term Municipal Obligations (excluding Escrowed Bonds) issued by issuers in any one state or territory shall be considered S&P Eligible Assets only to the extent the Market Value of such Municipal Obligations does not exceed 20% of the aggregate Market Value of S&P Eligible Assets.

SECTION 5. INITIAL AND TRANSITIONAL RATE PERIODS.

     The Initial Rate Period for shares of Series M MuniPreferred shall be the period from and including the Date of Original Issue thereof to but excluding August 28, 1997. The Transitional Rate Period for shares of Series M MuniPreferred shall be the period from and including August 28, 1997 to but excluding September 9, 1997.

     The Initial Rate Period for shares of Series T MuniPreferred shall be the period from and including the Date of Original Issue thereof to but excluding September 4, 1997. The Transitional Rate Period for shares of Series T MuniPreferred shall be the period from and including September 4, 1997 to but excluding September 10, 1997.

     The Initial Rate Period for shares of Series W MuniPreferred shall be the period from and including the Date of Original Issue thereof to but excluding August 14, 1997.

     The Initial Rate Period for shares of Series TH MuniPreferred shall be the period from and including the Date of Original Issue thereof to but excluding August 14, 1997. The Transitional Rate Period for shares of Series TH MuniPreferred shall be the period from and including August 14, 1997 to but excluding August 22, 1997.

     The Initial Rate Period for shares of Series F MuniPreferred shall be the period from and including the Date of Original Issue thereof to but excluding August 21, 1997. The Transitional Rate Period for shares of Series F MuniPreferred shall be the period from and including August 21, 1997 to but excluding September 2, 1997.

SECTION 6. DATE FOR PURPOSES OF PARAGRAPH (YYY) CONTAINED UNDER THE HEADING "DEFINITIONS" IN THIS STATEMENT.

     August 31, 1997.

SECTION 7. PARTY NAMED FOR PURPOSES OF THE DEFINITION OF "RATE MULTIPLE" IN THIS STATEMENT.

PARTY:                                                        SERIES OF MUNIPREFERRED:
------                                                        ------------------------
Merrill, Lynch, Pierce, Fenner & Smith Incorporated.........  Series M
Merrill, Lynch, Pierce, Fenner & Smith Incorporated.........  Series T
Merrill, Lynch, Pierce, Fenner & Smith Incorporated.........  Series W
Merrill, Lynch, Pierce, Fenner & Smith Incorporated.........  Series TH
Merrill, Lynch, Pierce, Fenner & Smith Incorporated.........  Series F

SECTION 8. ADDITIONAL DEFINITIONS.

     Not applicable.

SECTION 9. DIVIDEND PAYMENT DATES.

     Except as otherwise provided in paragraph (d) of Section 2 of Part I of this Statement, dividends shall be payable on shares of:

          Series M MuniPreferred, for the Initial Rate Period on Thursday, August 28, 1997, for the Transitional Rate Period on Tuesday, September 9, 1997, and on each Tuesday thereafter;

     Series T MuniPreferred, for the Initial Rate Period on Thursday, September 4, 1997, for the Transitional Rate Period on Wednesday, August 13, 1997, and on each Wednesday thereafter;

     Series W MuniPreferred, for the Initial Rate Period on Thursday, August 14, 1997, and on each Thursday thereafter;

     Series TH MuniPreferred, for the Initial Rate Period on Thursday, August 14, 1997, for the Transitional Rate Period on Friday, August 22, 1997, and on each Friday thereafter; and

     Series F MuniPreferred, for the Initial Rate Period on Thursday, August 21, 1997, for the Transitional Rate Period on Tuesday, September 2, 1997, and on each Monday thereafter.

SECTION 10. AMOUNT FOR PURPOSES OF SUBPARAGRAPH (C)(I) OF SECTION 5 OF PART I OF THIS STATEMENT.

     $350,000,000.

SECTION 11. REDEMPTION PROVISIONS APPLICABLE TO INITIAL RATE PERIODS.

     Not applicable.

SECTION 12. APPLICABLE RATE FOR PURPOSES OF SUBPARAGRAPH(B)(III) OF SECTION 3 OF
PART II OF THIS STATEMENT.

     For purposes of subparagraph (b)(iii) of Section 3 of Part II of this Statement, the Applicable Rate for shares of such series for the next succeeding Rate Period of shares of such series shall be equal to the lesser of the Kenny Index (if such Rate Period consists of fewer than 183 Rate Period Days) or the product of (A)(I) the "AA" Composite Commercial Paper Rate on such Auction Date for such Rate Period, if such Rate Period consists of fewer than 183 Rate Period Days; (II) the Treasury Bill Rate on such Auction Date for such Rate Period, if such Rate Period consists of more than 182 but fewer than 365 Rate Period Days; or (III) the Treasury Note Rate on such Auction Date for such Rate Period, if such Rate Period is more than 364 Rate Period Days (the rate described in the foregoing clause (A)(I), (II) or (III), as applicable, being referred to herein as the "Benchmark Rate") and (B) 1 minus the maximum marginal regular Federal individual income tax rate applicable to ordinary income or the maximum marginal regular Federal corporate income tax rate applicable to ordinary income, whichever is greater; provided, however, that if the Fund has notified the Auction Agent of its intent to allocate to shares of such series in such Rate Period any net capital gains or other income taxable for Federal income tax purposes ("Taxable Income"), the Applicable Rate for shares of such series for such Rate Period will be (i) if the Taxable Yield Rate (as defined below) is greater than the Benchmark Rate, then the Benchmark Rate, or (ii) if the Taxable Yield Rate is less than or equal to the Benchmark Rate, then the rate equal to the sum of (x) the lesser of the Kenny Index (if such Rate Period consists of fewer than 183 Rate Period Days) or the product of the Benchmark Rate multiplied by the factor set forth in the preceding clause (B) and (y) the product of the maximum marginal regular Federal individual income tax rate applicable to ordinary income or the maximum marginal regular Federal corporate income tax applicable to ordinary income, whichever is greater, multiplied by the Taxable Yield Rate. For purposes of the foregoing, Taxable Yield Rate means the rate determined by (a) dividing the amount of Taxable Income available for distribution per such share of MuniPreferred by the number of days in the Dividend Period in respect of which such Taxable Income is contemplated to be distributed, (b) multiplying the amount determined in (a) above by 365 (in the case of a Dividend Period of 7 Rate Period Days) or 360 (in the case of any other Dividend Period), and (c) dividing the amount determined in (b) above by $25,000.

                                   APPENDIX B

                         TAXABLE EQUIVALENT YIELD TABLE

     The following tables demonstrate the effects for individuals of Federal income taxes by showing the return that an individual would have to earn on a taxable investment to equal a given tax-free return. The tables below use tax rates based upon published 1997 marginal Federal tax rates (15%, 28%, 31%, 36% and 39.6%). See "Tax Matters -- Federal Income Tax Matters."

     In all cases, (i) the tables are for illustrative purposes only and are not intended to predict the actual return an individual might earn on an investment in the Fund, (ii) the Federal income tax rates have been rounded to the nearest 1/2 of 1%, and (iii) the Federal income tax rates reflect the current Federal tax limitations on itemized deductions and personal exemptions, which may raise the effective tax rate and taxable equivalent yield for taxpayers above certain income levels. Such limitations are subject to certain maximums, which depend on the number of exemptions claimed and the total amount of the taxpayer's itemized deductions. For example, the limitation on itemized deductions will not cause a taxpayer to lose more than 80% of his allowable itemized deductions, with certain exceptions. The tax rates shown here may be higher or lower than an individual's actual tax rate. Investors should consult their tax advisers to determine their actual tax rates.

      MARGINAL TAX RATES FOR JOINT TAXPAYERS WITH FOUR PERSONAL EXEMPTIONS

                           FEDERAL
      FEDERAL             ADJUSTED
      TAXABLE               GROSS         MARGINAL
      INCOME               INCOME           RATE     3.00%   3.25%   3.50%   3.75%   4.00%   4.25%   4.50%   4.75%   5.00%
-------------------  -------------------  --------   -----   -----   -----   -----   -----   -----   -----   -----   -----
$0 - $41,200         $0 - $121,200         15.00%    3.53%   3.82%   4.12%   4.41%   4.71%   5.00%   5.29%   5.59%   5.88%
$41,200 - $99,600    $0 - $121,200         28.00%    4.17%   4.51%   4.86%   5.21%   5.56%   5.90%   6.25%   6.60%   6.94%
                     $121,200 - $181,800   29.00%    4.23%   4.58%   4.93%   5.28%   5.63%   5.99%   6.34%   6.69%   7.04%
$99,600 - $151,750   $0 - $121,200         31.00%    4.35%   4.71%   5.07%   5.43%   5.80%   6.16%   6.52%   6.88%   7.25%
                     $121,200 - $181,800   32.00%    4.41%   4.78%   5.15%   5.51%   5.88%   6.25%   6.62%   6.99%   7.35%
                     $181,800 - $304,300   34.50%    4.58%   4.96%   5.34%   5.73%   6.11%   6.49%   6.87%   7.25%   7.63%
$151,750 - $271,050  $121,200 - $181,800   37.00%    4.76%   5.16%   5.56%   5.95%   6.35%   6.75%   7.14%   7.54%   7.94%
                     $181,800 - $304,300   40.00%    5.00%   5.42%   5.83%   6.25%   6.67%   7.08%   7.50%   7.92%   8.33%
                     Over $304,000         37.00%    4.76%   5.16%   5.56%   5.95%   6.35%   6.75%   7.14%   7.54%   7.94%
Over $271,500        $121,200-$304,300     44.00%    5.36%   5.80%   6.25%   6.70%   7.14%   7.59%   8.04%   8.48%   8.93%
                     Over $304,300         41.00%    5.08%   5.51%   5.93%   6.36%   6.78%   7.20%   7.63%   8.05%   8.47%

      MARGINAL TAX RATES FOR SINGLE TAXPAYERS WITH ONE PERSONAL EXEMPTION

                           FEDERAL
      FEDERAL             ADJUSTED
      TAXABLE               GROSS         MARGINAL
      INCOME               INCOME           RATE     3.00%   3.25%   3.50%   3.75%   4.00%   4.25%   4.50%   4.75%   5.00%
-------------------  -------------------  --------   -----   -----   -----   -----   -----   -----   -----   -----   -----
$0 - $24,650         $0 - $121,200         15.00%    3.53%   3.82%   4.12%   4.41%   4.71%   5.00%   5.29%   5.59%   5.88%
$24,650 - $59,750    $0 - $121,200         28.00%    4.17%   4.51%   4.86%   5.21%   5.56%   5.90%   6.25%   6.60%   6.94%
$59,750 - $124,650   $0 - $121,200         31.00%    4.35%   4.71%   5.07%   5.43%   5.80%   6.16%   6.52%   6.88%   7.25%
                     $121,200 - $243,700   32.50%    4.44%   4.81%   5.19%   5.56%   5.93%   6.30%   6.67%   7.04%   7.41%
$124,650 - $271,050  $121,200 - $243,700   38.00%    4.84%   5.24%   5.65%   6.05%   6.45%   6.85%   7.26%   7.66%   8.06%
                     Over $243,700         37.00%    4.76%   5.16%   5.56%   5.95%   6.35%   6.75%   7.14%   7.54%   7.94%
Over $271,500        Over $243,700         41.00%    5.08%   5.51%   5.93%   6.36%   6.78%   7.20%   7.63%   8.05%   8.47%

            ======================================================

  NO DEALER, SALESPERSON OR OTHER INDIVIDUAL HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION NOT CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR ANY UNDERWRITER. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY IN ANY JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER IN SUCH JURISDICTION.

                            ------------------------

                               TABLE OF CONTENTS


                                          PAGE
                                          ----
Prospectus Summary......................    2
Financial Highlights....................    5
The Fund................................    7
Use Of Proceeds.........................    7
Capitalization..........................    8
Investment Objective And Policies.......    9
Management Of The Fund..................   11
Description Of Munipreferred............   12
The Auction.............................   21
Description Of Common Stock.............   23
Certain Provisions In The Articles Of
  Incorporation.........................   23
Repurchase Of Shares Of Common Stock;
  Conversion To Open-End Fund...........   24
Tax Matters.............................   25
Custodian, Transfer Agent, Dividend
  Disbursing Agent And Redemption
  Agent.................................   26
Underwriting............................   26
Legal Opinions..........................   27
Available Information...................   28
Table Of Contents For The Statement Of
  Additional Information................   29
Nuveen Premium Income Municipal Fund,
  Inc. Amendment and Restatement of
  Statement Establishing and Fixing the
  Rights and Preferences of Municipal
  Auction Rate Cumulative Preferred
  Stock ("MuniPreferred")...............  A-1
Taxable Equivalent Yield Table..........  B-1


            ======================================================
            ======================================================
                                  $125,000,000

                                     NUVEEN
                                 PREMIUM INCOME
                              MUNICIPAL FUND, INC.

                               MUNICIPAL AUCTION
                                RATE CUMULATIVE
                                PREFERRED STOCK

                                MUNIPREFERRED(R)

                            1,000 SHARES SERIES M
                            1,000 SHARES SERIES T
                            1,000 SHARES SERIES W
                            1,000 SHARES SERIES TH
                            1,000 SHARES SERIES F
                           ------------------------
                                  PROSPECTUS
                           ------------------------
                             MERRILL LYNCH & CO.


                          BT ALEX.BROWN INCORPORATED


                              GOLDMAN, SACHS & CO.


                        JOHN NUVEEN & CO. INCORPORATED


                               LEHMAN BROTHERS

                           PAINEWEBBER INCORPORATED

                       PRUDENTIAL SECURITIES INCORPORATED

                               SMITH BARNEY INC.

                                                                          , 1997

            ======================================================

     Information contained herein is subject to completion or amendment. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This prospectus shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any State in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State.


                             SUBJECT TO COMPLETION


    PRELIMINARY STATEMENT OF ADDITIONAL INFORMATION DATED SEPTEMBER 22, 1997


                                 NUVEEN PREMIUM
                          INCOME MUNICIPAL FUND, INC.

                      STATEMENT OF ADDITIONAL INFORMATION


     This Statement of Additional Information relating to this offering does not constitute a prospectus, but should be read in conjunction with the Prospectus
relating thereto dated             , 1997 (the "Prospectus"). This Statement of
Additional Information does not include all information that a prospective investor should consider before purchasing shares of MuniPreferred in this offering, and investors should obtain and read the Prospectus prior to purchasing such shares. A copy of the Prospectus may be obtained without charge by calling (800) 257-8787. Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the Prospectus.


                               TABLE OF CONTENTS


                                                              PAGE
                                                              ----
Investment Objective and Policies...........................  S-1
Certain Trading Strategies of the Fund......................  S-4
Management of the Fund......................................  S-7
Portfolio Transactions......................................  S-11
Net Asset Value.............................................  S-11
Additional Information Concerning the Auctions for
  MuniPreferred.............................................  S-12
Tax Matters.................................................  S-13
Certain Owners of Record....................................  S-18
Experts.....................................................  S-18
Financial Statements........................................  S-19
Report of Independent Auditors..............................  S-53
Ratings of Investments......................................  A-1


THE DATE OF THIS STATEMENT OF ADDITIONAL INFORMATION IS                  , 1997.

                       INVESTMENT OBJECTIVE AND POLICIES

INVESTMENT OBJECTIVE


     The Fund's investment objective is to provide, through investment in a professionally managed portfolio of investment grade tax-exempt Municipal Obligations, a high level of current income exempt from regular Federal income tax, consistent with preservation of capital.


PORTFOLIO INVESTMENTS


     Except to the extent the Fund invests in temporary investments as described in this Statement of Additional Information, the Fund will, as a fundamental policy, invest substantially all of its net assets in tax-exempt Municipal Obligations rated at the time of purchase within the four highest grades (Baa or BBB or better) by Moody's or S&P, or in unrated Municipal Obligations which, in the opinion of the Adviser, have credit characteristics equivalent to, and will be of comparable quality to, Municipal Obligations rated within the four highest grades by Moody's or S&P, provided that the Fund may not invest more than 20% of its net assets in such unrated Municipal Obligations.



     The foregoing investment objective and policies are fundamental policies of the Fund and may not be changed without the approval of the holders of a majority of the outstanding shares of Common Stock and shares of Preferred Stock, including MuniPreferred, voting together as a single class, and of the holders of a majority of the outstanding shares of Preferred Stock, including MuniPreferred, voting as a separate class. For the purposes of the foregoing and "Investment Restrictions," below, "majority of the outstanding," when used with respect to particular shares of the Fund, means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less. See "Description of MuniPreferred -- Voting Rights" in the Prospectus for additional information with respect to the voting rights of holders of Preferred Stock.



     If current market conditions persist, the Fund expects to invest substantially all the net proceeds of this offering in Municipal Obligations which are rated within the three highest grades of the investment grade category and which may not be redeemed at the option of the issuer of any such Municipal Obligations for approximately seven to eight years from the date of purchase by the Fund. See "Certain Trading Strategies of The Fund -- Portfolio Trading and Turnover Rate." Subject to market availability, the Fund would likely seek to invest approximately 10% of the net proceeds of this offering in unrated Municipal Obligations.



     The Fund has not established any limit on the percentage of its portfolio that may be invested in Municipal Obligations subject to the alternative minimum tax provisions of Federal tax law, and a substantial portion of the income produced by the Fund may be includable in alternative minimum taxable income. Shares of MuniPreferred therefore would not ordinarily be a suitable investment for investors who are subject to the Federal alternative minimum tax. The suitability of an investment in shares of MuniPreferred will depend upon a comparison of the after-tax yield likely to be provided from the Fund with that from comparable tax-exempt investments not subject to the alternative minimum tax, and from comparable fully taxable investments, in light of each such investor's tax position. Special considerations apply to corporate investors. In addition, the dividends paid on shares of MuniPreferred during specified Rate Periods will include an allocated portion of any net capital gains or other income taxable for Federal income tax purposes realized by the Fund. See "Tax Matters."



     During temporary defensive periods (e.g., times when, in the Adviser's opinion, temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt bond market adversely affect the price at which long-term or intermediate-term Municipal Obligations are available), and in order to keep cash on hand fully invested, the Fund may invest any percentage of its net assets in temporary investments, the income on which may be subject to regular Federal income taxes. Temporary investments are high quality, short-term securities which may be either tax-exempt or taxable. The Fund intends to invest in taxable temporary investments only in the event that suitable tax-exempt temporary investments are not available at reasonable prices and yields. Tax-exempt temporary investments include various obligations issued by state and local governmental issuers, such as tax-exempt notes (bond anticipation notes, tax anticipation notes and revenue anticipation notes or other such Municipal Obligations maturing in three years or less from the date of issuance) and municipal commercial paper. The Fund will invest only in taxable temporary investments which are U.S. Government securities or securities rated within the highest grade by Moody's or S&P, and which mature within one year from the date of purchase or carry a variable or floating rate of interest. See Appendix A for a general description of Moody's and S&P's ratings of securities in such categories. Taxable temporary investments of a Fund may include certificates of deposit issued by U.S. banks with assets of at least $1 billion, or commercial paper or corporate notes, bonds or debentures with a remaining maturity of one year or less, or repurchase agreements. See "Certain Trading Strategies of The Fund--Repurchase Agreements." To the extent the Fund invests in temporary investments the income on which is subject to regular Federal income taxes, the Fund will not at such times be in a position to achieve its investment objective of providing current income exempt from regular Federal income taxes.


     The foregoing policies as to ratings of portfolio investments will apply only at the time of the purchase of a security, and the Fund will not be required to dispose of securities in the event Moody's or S&P downgrades its assessment of the credit characteristics of a particular issuer.

MUNICIPAL OBLIGATIONS

     Included within the general category of Municipal Obligations described in the Prospectus are participations in lease obligations or installment purchase contract obligations (hereinafter collectively called "Municipal Lease Obligations") of municipal authorities or entities. Although Municipal Lease Obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a Municipal Lease Obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the Municipal Lease Obligation. However, certain Municipal Lease Obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In the case of a "non-appropriation" lease, the Fund's ability to recover under the lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property, without recourse to the general credit of the lessee, and disposition or releasing of the property might prove difficult. The Fund seeks to minimize these risks by not investing more than 5% of its total investment assets in Municipal Lease Obligations that contain "non-appropriation" clauses, and by only investing in those "non-appropriation" Municipal Lease Obligations where (a) the nature of the leased equipment or property is such that its ownership or use is essential to a governmental function of the municipality, (b) the lease payments will commence amortization of principal at an early date that results in an average life of seven years or less for the Municipal Lease Obligation, (c) appropriate covenants will be obtained from the municipal obligor prohibiting the substitution or purchase of similar equipment if lease payments are not appropriated, (d) the lease obligor has maintained good market acceptability in the past, (e) the investment is of a size that will be attractive to institutional investors and (f) the underlying leased equipment has elements of portability or use, or both, that enhance its marketability in the event foreclosure on the underlying equipment were ever required.


     Certain Municipal Obligations may carry variable or floating rates of interest whereby the rate of interest is not fixed but varies with changes in specified market rates or indexes, such as a bank prime rate or a tax-exempt money market index. As used in the Prospectus and in this Statement of Additional Information, the term Municipal Obligations also includes obligations, such as tax-exempt notes, municipal commercial paper and Municipal Lease Obligations, having relatively short-term maturities, although the Fund emphasizes investments in Municipal Obligations with long-term maturities.


     Obligations of issuers of Municipal Obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Bankruptcy Reform Act of 1978, as amended. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its Municipal Obligations may be materially affected.

INVESTMENT RESTRICTIONS


     Except as described below, the Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the outstanding shares of common stock and preferred stock of the Fund, including MuniPreferred, voting together as a single class, and of the holders of a majority of the outstanding shares of preferred stock of the Fund, including MuniPreferred, voting as a separate class:


          (1) Issue senior securities, as defined in the 1940 Act, other than preferred stock, except to the extent such issuance might be involved with respect to borrowings described under subparagraph (3) below or with respect to transactions involving futures contracts or the writing of options within the limits described under "Certain Trading Strategies of the Fund -- Financial Futures and Options Transactions" below;

          (2) Make short sales of securities or purchase any securities on margin (except for such short-term credits as are necessary for the clearance of transactions), or write or purchase put or call options, except to the extent that the purchase of a standby commitment may be considered the purchase of a put, and except for transactions involving options within the limits described under "Certain Trading Strategies of the Fund -- Financial Futures and Options Transactions" below;

          (3) Borrow money, except from banks for temporary or emergency purposes or for repurchase of its shares, and then only in an amount not exceeding one-third of the value of its total assets including the amount borrowed; while any such borrowings exceed 5% of its total assets, no additional purchases of investment securities will be made;


          (4) Underwrite any issue of securities, except to the extent that the purchase of Municipal Obligations in accordance with its investment objective, policies and limitations may be deemed to be an underwriting;


          (5) Invest more than 25% of its total assets in securities of issuers in any one industry; provided, however, that such limitation shall not apply to Municipal Obligations other than those Municipal Obligations backed only by the assets and revenues of non-governmental users, nor shall it apply to Municipal Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

          (6) Purchase or sell real estate, but this shall not prevent the Fund from investing in Municipal Obligations secured by real estate or interests therein or foreclosing upon and selling such security;

          (7) Purchase or sell commodities or commodities contracts, except for transactions involving futures contracts within the limits described under "Certain Trading Strategies of the Fund -- Financial Futures and Options Transactions" below;


          (8) Make loans, other than by entering into repurchase agreements and through the purchase of Municipal Obligations or temporary investments in accordance with its investment objective, policies and limitations;


          (9) Invest in securities other than Municipal Obligations and temporary investments as described under "Investment Objective and Policies -- Portfolio Investments" above;

          (10) Invest more than 5% of its total assets in securities of any one issuer, except that this limitation shall not apply to securities of the U.S. Government, its agencies and instrumentalities or to the investment of 25% of its total assets;

          (11) Pledge, mortgage or hypothecate its assets, except that, to secure borrowings permitted by subparagraph (3) above, it may pledge securities having a market value at the time of pledge not exceeding 20% of the value of its total assets;

          (12) Invest more than 10% of its total assets in repurchase agreements maturing in more than seven days; and

          (13) Purchase or retain the securities of any issuer other than its own securities if, to its knowledge, those of its directors, or those officers and directors of the Adviser, who individually own beneficially more than 1/2 of 1% of the outstanding securities of such issuer, together own beneficially more than 5% of such outstanding securities.


     For the purpose of applying the limitation set forth in subparagraph (10) above, an issuer shall be deemed the sole issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental user, such as an industrial corporation or a privately owned or operated hospital, if the security is backed only by the assets and revenues of the non-governmental user, then such non-governmental user would be deemed to be the sole issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental or other entity, it shall also be included in the computation of securities owned that are issued by such governmental or other entity. Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government or other entity.



     In addition to the limitations set forth above, the Fund will not, as a matter of operating policy, (1) invest more than 5% of its total assets in unsecured obligations of issuers which, together with their predecessors, have been in operation for less than three years, (2) invest for the purpose of exercising control or management, (3) invest more than 10% of its total assets in securities that are unmarketable, illiquid or not readily marketable (securities that cannot reasonably be sold within seven days, including repurchase agreements maturing in more than seven days), or (4) borrow in excess of 5% of its total assets if and so long as its preferred shares are outstanding. These policies are not fundamental and may be changed by the Board without shareholder approval.


     The restrictions and other limitations set forth above will apply only at the time of purchase of securities and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities.

     The Fund has no intention to file a voluntary application for relief under Federal bankruptcy law or any similar application under state law for so long as the Fund is solvent and does not foresee becoming insolvent.

                     CERTAIN TRADING STRATEGIES OF THE FUND

PORTFOLIO TRADING AND TURNOVER RATE

     Portfolio trading may be undertaken to accomplish the investment objective of the Fund in relation to actual and anticipated movements in interest rates. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what the Adviser believes to be a temporary price disparity between the two securities. Temporary price disparities between two comparable securities may result from supply and demand imbalances where, for example, a temporary oversupply of certain bonds may cause a temporarily low price for such bonds, as compared with other bonds of like quality and characteristics. The Fund may also engage to a limited extent in short-term trading consistent with its investment objective. Securities may be sold in anticipation of a market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates) and later sold, but the Fund will not engage in trading solely to recognize a gain.

     Subject to the foregoing, the Fund will attempt to achieve its investment objective by prudent selection of Municipal Obligations with a view to holding them for investment. While there can be no assurance thereof, the Fund anticipates that its annual portfolio turnover rate generally will not exceed 100%. However, the rate of turnover will not be a limiting factor when the Fund deems it desirable to sell or purchase securities. Therefore, depending upon market conditions, the Fund's annual portfolio turnover rate may exceed 100% in particular years.

WHEN-ISSUED AND DELAYED DELIVERY

     The Fund may purchase and sell Municipal Obligations on a when-issued or delayed delivery basis. When-issued and delayed delivery transactions arise when securities are purchased or sold with payment and delivery beyond the regular settlement date. (When-issued transactions normally settle within 30-45 days). On such transactions the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment. Beginning on the date the Fund enters into a commitment to purchase securities on a when-issued or delayed delivery basis, it is required under the rules of the Commission to maintain in a segregated account cash or liquid assets, equal in value to the purchase price due on the settlement date. Income generated by assets in such a segregated account which provides taxable income for Federal income tax purposes is includable in the taxable income of the Fund. The Fund currently intends to allocate net capital gains and other income taxable for Federal income tax purposes, if any, proportionately between its common stock and shares of its MuniPreferred, and dividends paid on shares of its MuniPreferred during specified periods will include an allocated portion of any such net capital gains and other taxable income. See "Tax Matters." The commitment to purchase securities on a when-issued or delayed delivery basis may involve an element of risk because the value of the securities is subject to market fluctuation. No interest accrues to the purchaser prior to settlement of the transaction, and at the time of delivery the market value may be less than cost.


FINANCIAL FUTURES AND OPTIONS TRANSACTIONS

     The Fund may attempt to hedge all or a portion of its investment portfolio against market risk by engaging in transactions in financial futures contracts, options on financial futures or options that either are based on an index of long-term Municipal Obligations (i.e., those with remaining maturities averaging 20-30 years) or relate to debt securities whose prices are anticipated by the Adviser to correlate with the prices of the Municipal Obligations owned by the Fund. The Fund has no present intention to engage in such hedging transactions and in no event does it expect that any material portion of its assets would be so committed. To accomplish such hedging, the Fund may take an investment position in a futures contract or in an option which is expected to move in the opposite direction from the position being hedged. Hedging may be utilized to reduce the risk that the value of securities owned by the Fund may decline on account of an increase in interest rates and to hedge against increases in the cost of the securities the Fund intends to purchase as a result of a decline in interest rates. The use of futures and options for hedging purposes can be expected to result in taxable income or gain. The Fund currently intends to allocate any taxable income or gain proportionately between its common stock and shares of its MuniPreferred. See "Tax Matters."

     The sale of financial futures or the purchase of put options on financial futures or on debt securities or indexes is a means of hedging against the risk of rising interest rates, whereas the purchase of financial futures or of call options on financial futures or on debt securities or indexes is a means of hedging the Fund's portfolio against an increase in the price of securities such Fund intends to purchase. Writing a call option on a futures contract or on debt securities or indexes may serve as a hedge against a modest decline in prices of Municipal Obligations held in the Fund's portfolio, and writing a put option on a futures contract or on debt securities or indexes may serve as a partial hedge against an increase in the value of Municipal Obligations the Fund intends to acquire. The writing of such options provides a hedge to the extent of the premium received in the writing transaction.


     Although certain risks are involved in futures and options transactions (as discussed under "Risks of Futures and Options Transactions" below), because these transactions will be engaged in by the Fund only for hedging purposes, these futures and options portfolio strategies should not subject the Fund to those risks frequently associated with speculation in futures or options transactions. Regulations of the Commodity Futures Trading Commission (the "CFTC") applicable to the Fund require that transactions in futures and options on futures be engaged in only for bona fide hedging purposes or if the aggregate initial margin deposits and premiums paid by the Fund do not exceed 5% of the market value of its assets. The Fund will not purchase futures unless it has segregated cash, government securities or high grade liquid debt equal to the contract price of the futures less any margin on deposit, or unless the long futures position is covered by the purchase of a put option. The Fund will not sell futures unless the Fund owns the instruments underlying the futures or owns options on such instruments or owns a portfolio whose market price may be expected to move in tandem with the market price of the instruments or index underlying the futures. In addition, for taxable years beginning prior to August 6, 1997, the Fund is subject to the Federal income tax requirement that it derive less than 30% of its gross income from the gain on the sale or other disposition of securities held for less than three months. With respect to its engaging in transactions involving the purchase or writing of put and call options on debt securities or indexes, the Fund will not purchase such options if more than 5% of its assets would be invested in the premiums for such options, and it will only write "covered" or "secured" options, wherein the securities or cash required to be delivered upon exercise are held by the Fund, with such cash being maintained in a segregated account. These requirements and limitations may limit the Fund's ability to engage in hedging transactions. So long as Moody's or S&P, or both, are rating the Fund's shares of MuniPreferred, that Fund will only engage in futures or options transactions in accordance with the then-current guidelines of such rating agencies, and only after it has received written confirmation from Moody's and S&P, as appropriate, that such transactions would not impair the ratings then assigned by Moody's and S&P to such shares.

     DESCRIPTION OF FINANCIAL FUTURES AND OPTIONS. A futures contract is a contract between a seller and a buyer for the sale and purchase of specified property at a specified future date for a specified price. An option is a contract that gives the holder of the option the right, but not the obligation, to buy (in the case of a call option) specified property from, or to sell (in the case of a put option) specified property to, the writer of the option for a specified price during a specified period prior to the option's expiration. Financial futures contracts and options cover specified debt securities (such as U.S. Treasury securities) or indexes designed to correlate with price movements in certain categories of debt securities. At least one exchange trades futures contracts on an index designed to correlate with the long-term municipal bond market. Financial futures contracts and options on financial futures contracts are traded on exchanges regulated by the CFTC. Options on certain financial instruments and financial indexes are traded on securities markets regulated by the Commission. Although futures contracts and options on specified financial instruments call for settlement by delivery of the financial instruments covered by the contracts, in most cases positions in these contracts are closed out in cash by entering into offsetting liquidating or closing transactions. Index futures and options are designed for cash settlement only.

     RISKS OF FUTURES AND OPTIONS TRANSACTIONS. There are certain risks associated with the use of financial futures and options to hedge investment portfolios. There may be an imperfect correlation between price movements of the futures and options and price movements of the portfolio securities being hedged. Losses may be incurred in hedging transactions, which could reduce the portfolio gains that might have been realized if the hedging transactions had not been entered into. The ability to close out positions in futures and options depends upon the existence of a liquid secondary market, which may not exist for all futures and options at all times. If the Fund engages in futures transactions or in the writing of options on futures, it will be required to maintain initial margin and maintenance margin and may be required to make daily variation margin payments in accordance with applicable rules of the exchanges and the CFTC. If the Fund purchases a financial futures contract or a call option or writes a put option in order to hedge the anticipated purchase of Municipal Obligations, and if the Fund fails to complete the anticipated purchase transaction, such Fund may experience a loss or a gain on the futures or options transaction that will not be offset by price movements in the Municipal Obligations that were the subject of the anticipatory hedge. The cost of put options on debt securities or indexes effectively increases the cost of the securities subject to them, thereby reducing the yield otherwise available from such securities. If the Fund decides to use futures contracts or options on futures contracts for hedging purposes, the Fund will be required to establish an account for such purposes with one or more CFTC-registered futures commission merchants. A futures commission merchant could establish initial and maintenance margin requirements for the Fund that are greater than those which would otherwise be applicable to the Fund under applicable rules of the exchanges and the CFTC.

REPURCHASE AGREEMENTS

     As temporary investments, the Fund may invest in repurchase agreements. A repurchase agreement is a contractual agreement whereby the seller of securities (U.S. government securities or Municipal Obligations) agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed-upon repurchase price determines the yield during the Fund's holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. Income generated from transactions in repurchase agreements will be taxable. See "Tax Matters." A Fund will enter into repurchase agreements only with registered securities dealers or domestic banks that, in the opinion of the Adviser, present minimal credit risk. The risk to the Fund is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines, there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but the Fund might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Fund may be delayed or limited. The Adviser will monitor the value of the collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that such value always equals or exceeds the agreed-upon repurchase price. In the event the value of the collateral declines below the repurchase price, the Adviser will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price, including interest.


                             MANAGEMENT OF THE FUND

DIRECTORS AND OFFICERS


     The management of the Fund, including general supervision of the duties performed by the Adviser under the Investment Management Agreement, is the responsibility of its Board. There are eight directors of the Fund, two of whom are "interested persons" (as defined in the 1940 Act) and six of whom are "disinterested persons." The names and business addresses of the directors and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth below, with those directors who are "interested persons" of the Fund indicated by an asterisk.


                              POSITIONS AND OFFICES WITH
   NAME, AGE AND ADDRESS                 FUND             PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS
   ---------------------      --------------------------  --------------------------------------------
Timothy R. Schwertfeger*, 48  Chairman of the Board and   Trustee and President (since July 1996) of
  333 West Wacker Drive       Director                    the Nuveen Select Tax-Free Portfolios
  Chicago, IL 60606                                       advised by Nuveen Institutional Advisory
                                                          Corp.; Chairman (since July 1996) and
                                                          Director of The John Nuveen Company, John
                                                          Nuveen & Co. Incorporated, Nuveen Advisory
                                                          Corp. and Nuveen Institutional Advisory
                                                          Corp.
Anthony T. Dean*, 52          President and Director      Chairman (since July 1996) and Trustee
  333 West Wacker Drive                                   (since July 1994) of the Nuveen Select
  Chicago, IL 60606                                       Tax-Free Portfolios advised by Nuveen
                                                          Institutional Advisory Corp; President
                                                          (since July 1996) and Director of The John
                                                          Nuveen Company, John Nuveen & Co.
                                                          Incorporated, Nuveen Advisory Corp. and
                                                          Nuveen Institutional Advisory Corp.
Robert P. Bremner, 57         Director                    Private investor and management consultant.
  3725 Huntington Street,
  N.W.
  Washington, D.C. 20015
Lawrence H. Brown, 63         Director                    Retired in August 1989 as Senior Vice
  201 Michigan Avenue                                     President of The Northern Trust Company.
  Highwood, IL 60040
Anne E. Impellizzeri, 64      Director                    President and Chief Executive Officer of
  3 West 29th Street                                      Blanton-Peale Institute, a training and
  New York, NY 10001                                      counseling organization.

                              POSITIONS AND OFFICES WITH
   NAME, AGE AND ADDRESS                 FUND             PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS
   ---------------------      --------------------------  --------------------------------------------
Peter R. Sawers, 64           Director                    Adjunct Professor of Business and Economics,
  22 The Landmark                                         University of Dubuque, Iowa; Adjunct
  Northfield, IL 60093                                    Professor, Lake Forest Graduate School of
                                                          Management, Lake Forest, Illinois; prior
                                                          thereto, Executive Director, Towers Perrin
                                                          Australia (management consultant); Chartered
                                                          Financial Analyst; Certified Management
                                                          Consultant.
William J. Schneider, 52      Director                    Senior Partner, Miller-Valentine Group, a
  4000 Miller-Valentine Ct.                               development and contract company; Vice
  P.O. Box 744                                            President, Miller-Valentine Realty, Inc., a
  Dayton, OH 45401                                        commercial real estate company
Judith M. Stockdale, 49       Director                    Executive Director (since 1994) of the
  35 East Wacker Drive                                    Gaylord and Dorothy Donnelley Foundation, a
  Chicago, IL 60601                                       private family foundation; prior thereto,
                                                          Executive Director (from 1990 to 1994) of
                                                          the Great Lakes Protection Fund.
William M. Fitzgerald, 32     Vice President              Assistant Vice President (from September
  333 West Wacker Drive                                   1992 to December 1995) and Assistant
  Chicago, IL 60606                                       Portfolio Manager (from June 1988 to
                                                          September 1992) of Nuveen Advisory Corp.;
                                                          Chartered Financial Analyst.
Kathleen A. Flanagan, 50      Vice President              Vice President of John Nuveen & Co.
  333 West Wacker Drive                                   Incorporated; Vice President (since June
  Chicago, IL 60606                                       1996) of Nuveen Advisory Corp. and Nuveen
                                                          Institutional Advisory Corp.
J. Thomas Futrell, 42         Vice President              Vice President of Nuveen Advisory Corp.;
  333 West Wacker Drive                                   Chartered Financial Analyst.
  Chicago, IL 60606
Steven J. Krupa, 40           Vice President              Vice President of Nuveen Advisory Corp.
  333 West Wacker Drive
  Chicago, IL 60606
Anna R. Kucinskis, 51         Vice President              Vice President of John Nuveen & Co.
  333 West Wacker Drive                                   Incorporated.
  Chicago, IL 60606
Larry W. Martin, 46           Vice President and          Vice President (since September, 1992),
  333 West Wacker Drive       Assistant Secretary         Assistant Secretary and Assistant General
  Chicago, IL 60606                                       Counsel of John Nuveen & Co. Incorporated;
                                                          Vice President (since May 1993) and
                                                          Assistant Secretary of Nuveen Advisory Corp.
                                                          and Nuveen Institutional Advisory Corp.;
                                                          Assistant Secretary (since February 1993) of
                                                          The John Nuveen Company.
Edward F. Neild, IV, 32       Vice President              Vice President of Nuveen Advisory Corp. and
  333 West Wacker Drive                                   Nuveen Institutional Advisory Corp. (since
  Chicago, IL 60606                                       September 1996); prior thereto, Assistant
                                                          Vice President of Nuveen Advisory Corp.
                                                          (from December 1993 to September 1996) and
                                                          Nuveen Institutional Advisory Corp. (from
                                                          May 1995 to September 1996; previously,
                                                          Portfolio Manager of Nuveen Advisory Corp.;
                                                          Chartered Financial Analyst.
O. Walter Renfftlen, 57       Vice President and          Vice President and Controller of The John
  333 West Wacker Drive       Controller                  Nuveen Company, John Nuveen & Co.
  Chicago, IL 60606                                       Incorporated, Nuveen Advisory Corp. and
                                                          Nuveen Institutional Advisory Corp.
Thomas C. Spalding, Jr., 45   Vice President              Vice President of Nuveen Advisory Corp. and
  333 West Wacker Drive                                   Nuveen Institutional Advisory Corp.;
  Chicago, IL 60606                                       Chartered Financial Analyst.

                              POSITIONS AND OFFICES WITH
   NAME, AGE AND ADDRESS                 FUND             PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS
   ---------------------      --------------------------  --------------------------------------------
H. William Stabenow, 63       Vice President and          Vice President and Treasurer of The John
  333 West Wacker Drive       Treasurer                   Nuveen Company, John Nuveen & Co.
  Chicago, IL 60606                                       Incorporated, Nuveen Advisory Corp. and
                                                          Nuveen Institutional Advisory Corp.
Gifford R. Zimmerman, 40      Vice President and          Vice President (since September 1992),
  333 West Wacker Drive       Assistant Secretary         Assistant Secretary and Assistant General
  Chicago, IL 60606                                       Counsel of John Nuveen & Co. Incorporated;
                                                          Vice President (since May 1993) and
                                                          Assistant Secretary of Nuveen Advisory Corp.
                                                          and Nuveen Institutional Advisory Corp.

     At the next annual meeting of the Fund's shareholders, the holders of MuniPreferred, voting as a separate class, will elect two directors, and holders of outstanding Common Stock and MuniPreferred, voting together as a single class, will elect six directors. See "Description of MuniPreferred -- Voting Rights" in the Prospectus.


     The directors affiliated with Nuveen or the Adviser serve without any compensation from the Fund. Directors who are not affiliated with Nuveen or the Adviser receive a $32,500 annual retainer for serving as a director or trustee, as the case may be, of all exchange-traded funds sponsored by Nuveen and managed by the Adviser and a $1,000 fee per day plus expenses for attendance at all meetings held on a day on which a regularly scheduled Board meeting is held, a $1,000 fee per day plus expenses for attendance in person or a $500 fee per day plus expenses for attendance by telephone at a meeting held on a day on which no regular Board meeting is held, and a $250 fee per day plus expenses for attendance in person or by telephone at a meeting of the executive committee. The annual retainer, fees and expenses are allocated among the exchange-traded funds managed by the Adviser on the basis of relative net asset sizes. The Fund has adopted a Directors' Deferred Compensation Plan pursuant to which a director of the Fund may elect to have all or a portion of the director's fee deferred. Directors may defer fees for any calendar year by the execution of a Participation Agreement prior to the beginning of the calendar year during which the director wishes to begin deferral. In addition, the Directors who are not affiliated with Nuveen or the Adviser receive a $27,500 annual retainer for services as a director or trustee, as the case may be, of all open-end funds sponsored by Nuveen and managed by the Adviser and similar per day meeting and other expenses.


     Timothy R. Schwertfeger, Anthony T. Dean and Peter R. Sawers serve as members of the Executive Committee of the Board of Directors. The Executive Committee, which meets between regular meetings of the Board of Directors, is authorized to exercise all of the powers of the Board of Directors.


     The table below shows, for each director who is not affiliated with Nuveen or the Adviser, the aggregate compensation paid by the Fund for its fiscal year ended October 31, 1996 and the total compensation that Nuveen funds accrued for each director during the calendar year 1996.



                                                                          TOTAL
                                                                      COMPENSATION
                                                        AGGREGATE     NUVEEN FUNDS
                                                      COMPENSATION     ACCRUED FOR
                  NAME OF DIRECTOR                    FROM THE FUND   DIRECTORS(1)
                  ----------------                    -------------   -------------
Robert P. Bremner(2)................................     $    0          $     0
Lawrence H. Brown...................................      1,940           59,000
Anne E. Impellizzeri................................      1,940           59,000
Peter R. Sawers.....................................      1,940           59,000
William J. Schneider(2).............................          0                0
Judith M. Stockdale(2)..............................          0                0

---------------

(1) Includes compensation for service on the boards of 42 Nuveen open-end funds and 52 Nuveen closed-end funds managed by the Adviser ("NAC Funds")



(2) Messrs. Bremner and Schneider were appointed to the Board in May 1997 and were elected to the Boards of other NAC Funds effective December 31, 1996 and January 31, 1997. Ms. Stockdale was appointed to the Board of the NAC Funds, including the Fund, effective July 1, 1997.



     At August 31, 1997, the Fund's officers and directors as a group owned less than 1% of the outstanding shares of Common Stock and no shares of MuniPreferred.


INVESTMENT ADVISER

     Nuveen Advisory Corp. (the "Adviser"), 333 West Wacker Drive, Chicago, Illinois 60606, acts as the investment adviser for, and manages the investment and reinvestment of the assets of, the Fund. The Adviser also administers the Fund's business affairs, provides office facilities and equipment and certain clerical, bookkeeping and administrative services, and permits any of its officers or employees to serve without compensation as directors or officers of the Fund if elected to such positions.

     Under the Management Agreement the Fund has agreed to pay an annual management fee as follows:

                            MANAGEMENT FEE SCHEDULE

                  AVERAGE DAILY NET ASSETS                    RATE
                  ------------------------                    -----
Up to $125 million..........................................  .6500%
$125 to $250 million........................................  .6375
$250 to $500 million........................................  .6250
$500 million to $1 billion..................................  .6125
$1 billion to $2 billion....................................  .6000
$2 billion and over.........................................  .5875

     The Fund paid aggregate management fees of $8,045,628, $7,947,123 and $7,859,410 for the fiscal years ended October 31, 1996, 1995 and 1994, for an effective management fee rate of .62%, .62% and .62%, respectively.


     The Adviser was organized in 1976 and is a wholly-owned subsidiary of John Nuveen & Co. Incorporated ("Nuveen"), 333 West Wacker Drive, Chicago, Illinois 60606. Founded in 1898, Nuveen currently sponsors 102 investment company portfolios (including the Fund), having approximately $37 billion of assets under management. Nuveen is a subsidiary of The John Nuveen Company which, in turn, is a majority-owned subsidiary of The St. Paul Companies, Inc., a management company of St. Paul, Minnesota, principally engaged in providing property-liability insurance through subsidiaries.


     The names, addresses and principal occupations of the principal executive officers and the directors of the Adviser are as follows:

               NAME AND ADDRESS                            PRINCIPAL OCCUPATIONS
               ----------------                            ---------------------
Timothy R. Schwertfeger....................... Chairman of the Board and Director,
  Chairman of the Board and Director           John Nuveen & Co. Incorporated
  (Principal Executive Officer)
  333 West Wacker Drive
  Chicago, Illinois 60606
Anthony T. Dean............................... President and Director,
  President and Director                       John Nuveen & Co. Incorporated
  333 West Wacker Drive
  Chicago, Illinois 60606
John P. Amboian............................... Executive Vice President,
  Executive Vice President                     John Nuveen & Co. Incorporated
  333 West Wacker Drive
  Chicago, Illinois 60606

                             PORTFOLIO TRANSACTIONS


     The Adviser, in effecting purchases and sales of portfolio securities for the account of the Fund, places orders in such manner as, in the opinion of the Adviser's management, offers the best price and market for the execution of each transaction. Portfolio securities are normally purchased directly from an underwriter or in the over-the-counter market from the principal dealers in such securities, unless it appears that a better price or execution may be obtained elsewhere. Portfolio securities are not purchased from Nuveen or its affiliates except in compliance with the 1940 Act.


     Generally, all portfolio transactions are effected on a principal (as opposed to an agency) basis and, accordingly, the Fund has not paid and does not expect to pay any brokerage commissions. Purchases from underwriters include a commission or concession paid by the issuer to the underwriter, and purchases from dealers include the spread between the bid and asked price. Given the best price and execution obtainable, it is the practice of the Fund to select dealers which, in addition, furnish research information (primarily credit analyses of issuers) and statistical and other services to the Adviser. It is not possible to place a dollar value on information, statistical and other services received from dealers. Since it is only supplementary to the Adviser's own research efforts, the receipt of research information is not believed to reduce significantly the Adviser's expenses. Any research benefits obtained are available to all of the Adviser's other clients. While the Adviser is primarily responsible for the placement of the business of the Fund, the policies and practices of the Adviser in this regard must be consistent with the foregoing and are at all times subject to review by the Board.



     The Adviser reserves the right to, and does, manage other investment accounts and investment companies for other clients which may have investment objectives similar or identical to those of the Fund. Subject to applicable laws and regulations, the Adviser will attempt to allocate equitably portfolio transactions among the Fund and the portfolios of its other clients purchasing or selling securities whenever decisions are made to purchase or sell securities by the Fund and one or more of such other clients simultaneously. In making such allocations, the main factors to be considered will be the respective investment objectives of the Fund and such other clients, the relative size of the portfolio holdings of the same or comparable securities, the availability of cash for investment by the Fund and such other clients, the size of investment commitments generally held by the Fund and such other clients and opinions of the persons responsible for recommending investments to the Fund and such other clients. While this procedure could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the Board that the benefits available from the Adviser's organization will outweigh any disadvantage that may arise from exposure to simultaneous transactions. Notwithstanding the similarity of the investment objective of the Fund with that of other funds managed by the Adviser, the Fund will be separately managed and the composition of its investment portfolio is likely to differ. Accordingly, the investment performance of the Fund will likely not be the same as other funds.



     Under the 1940 Act, the Fund may not purchase portfolio securities from any underwriting syndicate of which Nuveen is a member except under certain limited conditions set forth in Rule 10f-3. The Rule sets forth requirements relating to, among other things, the terms of an issue of Municipal Obligations purchased by the Fund and the amount of Municipal Obligations which may be purchased in any one issue. In addition, purchases of securities made pursuant to the terms of the Rule must be approved at least quarterly by the Board, including a majority of the directors thereof who are not interested persons of the Fund.


     For the fiscal years ended October 31, 1996, October 31, 1995 and October 31, 1994, the Fund did not pay any brokerage commissions.

                                NET ASSET VALUE


     In determining the net asset value of the Fund, the Fund's custodian utilizes the valuations of portfolio securities furnished by a pricing service approved by the Board. The pricing service values portfolio securities at the mean between the quoted bid and asked price or the yield equivalent when quotations are readily available. Securities for which quotations are not readily available (which will constitute a majority of the securities held by the Fund) are valued at fair value as determined by the pricing service using methods which include consideration of: yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating; indications as to value from dealers; and general market conditions. The pricing service may employ electronic data processing techniques or a matrix system, or both, to determine valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board.


                       ADDITIONAL INFORMATION CONCERNING
                         THE AUCTIONS FOR MUNIPREFERRED

GENERAL

     AUCTION AGENCY AGREEMENT. The Fund has entered into an Auction Agency Agreement (the "Auction Agency Agreement") with the Auction Agent (currently, Bankers Trust Company) which provides, among other things, that the Auction Agent will follow the Auction Procedures for purposes of determining the Applicable Rate for shares of each series of MuniPreferred so long as the Applicable Rate for shares of such series is to be based on the results of an Auction.

     BROKER-DEALER AGREEMENTS. Each Auction requires the participation of one or more Broker-Dealers. The Auction Agent has entered into agreements (collectively, the "Broker-Dealer Agreements") with several Broker-Dealers selected by the Fund, which provide for the participation of those Broker-Dealers in Auctions for shares of MuniPreferred. See "Broker-Dealers" below.

     SECURITIES DEPOSITORY. The Depository Trust Company ("DTC") will act as the Securities Depository for the Agent Members with respect to shares of each series of MuniPreferred. One certificate for all of the shares of each series of MuniPreferred will be registered in the name of Cede, as nominee of the Securities Depository. Such certificate will bear a legend to the effect that such certificate is issued subject to the provisions restricting transfers of shares of MuniPreferred contained in the Statement. The Fund will also issue stop-transfer instructions to the transfer agent for shares of each series of MuniPreferred. Prior to the commencement of the right of holders of preferred shares to elect a majority of the Fund's directors, as described under "Description of MuniPreferred -- Voting Rights" in the Prospectus, Cede will be the holder of record of all shares of each series of MuniPreferred and owners of such shares will not be entitled to receive certificates representing their ownership interest in such shares.

     DTC, a New York-chartered limited purpose trust company, performs services for its participants (including the Agent Members), some of whom (and/or their representatives) own DTC. DTC maintains lists of its participants and will maintain the positions (ownership interests) held by each such participant (the "Agent Member") in shares of MuniPreferred, whether for its own account or as a nominee for another person.

CONCERNING THE AUCTION AGENT

     The Auction Agent is acting as agent for the Fund in connection with Auctions. In the absence of bad faith or negligence on its part, the Auction Agent will not be liable for any action taken, suffered, or omitted or for any error of judgment made by it in the performance of its duties under the Auction Agency Agreement and will not be liable for any error of judgment made in good faith unless the Auction Agent will have been negligent in ascertaining the pertinent facts.


     The Auction Agent may rely upon, as evidence of the identities of the Existing Holders of shares of MuniPreferred, the Auction Agent's registry of Existing Holders, the results of Auctions and notices from any Broker-Dealer (or other Person, if permitted by the Fund) with respect to transfers described under "Description of MuniPreferred -- The Auction -- Secondary Market Trading and Transfer of MuniPreferred" in the Prospectus and notices from the Fund. The Auction Agent is not required to accept any such notice for an Auction unless it is received by the Auction Agent by 3:00 p.m., New York City time, on the Business Day preceding such Auction.

     The Auction Agent may terminate the Auction Agency Agreement upon notice to the Fund on a date no earlier than 45 days after such notice. If the Auction Agent should resign, the Fund will use its best efforts to enter into an agreement with a successor Auction Agent containing substantially the same terms and conditions as the Auction Agency Agreement. The Fund may remove the Auction Agent provided that prior to such removal the Fund shall have entered into such an agreement with a successor Auction Agent.

BROKER-DEALERS

     The Auction Agent after each Auction for shares of MuniPreferred will pay to each Broker-Dealer, from funds provided by the Fund, a service charge at the annual rate of 1/4 of 1% in the case of any Auction immediately preceding a Rate Period of less than one year, or a percentage agreed to by the Fund and the Broker-Dealers in the case of any Auction immediately preceding a Rate Period of one year or longer, of the purchase price of shares of MuniPreferred placed by such Broker-Dealer at such Auction. For the purposes of the preceding sentence, shares of MuniPreferred will be placed by a Broker-Dealer if such shares were
(a) the subject of Hold Orders deemed to have been submitted to the Auction Agent by the Broker Dealer and were acquired by such Broker-Dealer for its own account or were acquired by such Broker-Dealer for its customers who are Beneficial Owners or (b) the subject of an Order submitted by such Broker-Dealer that is (i) a Submitted Bid of an Existing Holder that resulted in such Existing Holder continuing to hold such shares as a result of the Auction or (ii) a Submitted Bid of a Potential Holder that resulted in such Potential Holder purchasing such shares as a result of the Auction or (iii) a valid Hold Order.

     The Fund may request the Auction Agent to terminate one or more Broker-Dealer Agreements at any time, provided that at least one Broker-Dealer Agreement is in effect after such termination.

     The Broker-Dealer Agreements provides that a Broker-Dealer (other than an affiliate of the Fund) may submit Orders in Auctions for its own account, unless the Fund notifies all Broker-Dealers that they may no longer do so, in which case Broker-Dealers may continue to submit Hold Orders and Sell Orders for their own accounts. Any Broker-Dealer that is an affiliate of the Fund may submit Orders in Auctions, but only if such Orders are not for its own account. If a Broker-Dealer submits an Order for its own account in any Auction, it might have an advantage over other Bidders because it would have knowledge of all Orders submitted by it in that Auction; such Broker-Dealer, however, would not have knowledge of Orders submitted by other Broker-Dealers in that Auction.

                                  TAX MATTERS


     The following is based upon the advice of Vedder, Price, Kaufman & Kammholz, counsel to the Fund.



     The Fund qualifies under Subchapter M of the Code as a regulated investment company and satisfies conditions which enable dividends on Common Stock or shares of MuniPreferred which are attributable to interest on Municipal Obligations to be exempt from Federal income tax in the hands of owners of such stock, subject to the possible application of the alternative minimum tax.



     To qualify under Subchapter M for tax treatment as a regulated investment company, the Fund must, among other things: (a) distribute to its shareholders at least 90% of the sum of (i) its investment company taxable income (as that term is defined in the Code determined without regard to the deduction for dividends paid) and (ii) its net tax-exempt income; (b) with respect to taxable years beginning prior to August 6, 1997, derive less than 30% of its annual gross income from the sale or other disposition of stock, securities, options, futures, or forward contracts held for less than three months; and (c) diversify its holdings so that, at the end of each fiscal quarter of the Fund (i) at least 50% of the market value of the Fund's assets is represented by cash, cash items, U.S. government securities and securities of other regulated investment companies, and other securities, with these other securities limited, with respect to any one issuer, to an amount not greater in value than 5% of the Fund's total assets, and to not more than 10% of the outstanding voting securities of such issuer; and (ii) not more than 25% of the market value of the Fund's assets is invested in the securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies). In meeting these requirements of Subchapter M of the Code, the Fund may be restricted in the selling of portfolio securities held for less than three months (but only for its taxable year ending October 31, 1997) and in the utilization of certain of the investment techniques described under "Investment Objective and Policies -- Investment Restrictions" above. If in any year the Fund should fail to qualify under Subchapter M for tax treatment as a regulated investment company, the Fund would incur a regular Federal corporate income tax upon its taxable income for that year, and distributions to its shareholders would be taxable to such holders as ordinary income to the extent of the earnings and profits of the Fund. A regulated investment company that fails to distribute, by the close of each calendar year, an amount equal to the sum of 98% of its ordinary taxable income for such year and 98% of its capital gain net income for the one year period ending October 31 in such year, plus any shortfalls from the prior year's required distribution, is liable for a 4% excise tax on the portion of the undistributed amount of such income that is less than the required amount for such distributions. To avoid the imposition of this excise tax, the Fund generally makes the required distributions of its ordinary taxable income, if any, and its capital gain net income, to the extent possible, by the close of each calendar year.



     The Fund intends to qualify to pay "exempt-interest" dividends on its shares of Common Stock and shares of MuniPreferred as defined under the Code. Under the Code, at the close of each quarter of its taxable year, if at least 50% of the value of its total assets consists of Municipal Obligations, the Fund shall be qualified to pay exempt-interest dividends to its shareholders. Exempt-interest dividends are dividends or any part thereof (other than a capital gain dividend) paid by the Fund which are attributable to interest on Municipal Obligations and are so designated by the Fund. Exempt-interest dividends will be exempt from Federal income tax, subject to the possible application of the Federal alternative minimum tax. Insurance proceeds received by the Fund under any insurance policies in respect of scheduled interest payments on defaulted Municipal Obligations, as described herein, will be excludable from Federal gross income under Section 103(a) of the Code. In the case of non-appropriation by a political subdivision, however, there can be no assurance that payments made by the issuer representing interest on such "non-appropriation" Municipal Lease Obligations will be excludable from gross income for Federal income tax purposes. See "Investment Objective and Policies -- Municipal Obligations" above. Gains of the Fund that are attributable to market discount on certain Municipal Obligations acquired after April 30, 1993 are treated as ordinary income. Distributions to shareholders by the Fund of net income received, if any, from taxable temporary investments and net short-term capital gains, if any, realized by the Fund will be taxable to its shareholders as ordinary income. Distributions by the Fund of net capital gains, if any, are taxable as long-term capital gain, regardless of the length of time the shareholder has owned shares of Common Stock or shares of MuniPreferred of the Fund. The amount of taxable income allocable to the Fund's shares of MuniPreferred will depend upon the amount of such income realized by the Fund, but is not generally expected to be significant. Except for dividends paid on shares of MuniPreferred which include an allocated portion of any net capital gains or other taxable income, the Fund anticipates that all other dividends paid on shares of its MuniPreferred will constitute exempt-interest dividends for Federal income tax purposes. As long as the Fund qualifies as a regulated investment company under the Code, no part of its distributions to shareholders will qualify for the dividends-received deduction for corporations.



     The IRS currently requires that a regulated investment company that has two or more classes of shares must designate to each such class proportionate amounts of each type of its income for each tax year based upon the percentage of total dividends distributed to each class for such year. Under a special "grandfather" provision contained in IRS Revenue Ruling 89-81, regulated investment companies can make non-proportionate designations pursuant to a rule described in a registration statement filed with the Commission prior to June 13, 1989. In the past, the Fund designated exempt-interest dividends disproportionately to holders of Preferred Stock and designated net capital gain and investment company taxable income to holders of its Common Stock pursuant to this "grandfather" provision. The Fund now intends each year to allocate, to the fullest extent practicable, net tax-exempt interest, net capital gains (i.e., the excess of net long-term capital gain over net short-term capital loss) and other taxable income, if any, between its shares of Common Stock and shares of MuniPreferred in proportion to the total dividends paid to each class with respect to such year. To the extent permitted under applicable law, the Fund reserves the right to make special allocations of income within a class, consistent with the objectives of the Fund. The Fund shall, in the case of a Minimum Rate Period or a Special Rate Period of 28 Rate Period Days, and may, in the case of any other Special Rate

Period, notify the Auction Agent of the amount of any net capital gains or other income taxable for Federal income tax purposes to be included in any dividend on shares of its MuniPreferred prior to the Auction establishing the Applicable Rate for such dividend. If, (a) in the case of any Minimum Rate Period or any Special Rate Period of 28 Rate Period Days or fewer, the Fund allocates any net capital gains or other income taxable for Federal income tax purposes to a dividend paid on shares of MuniPreferred without having given advance notice thereof to the Auction Agent as required by the Statement solely by reason of the fact that such allocation is made retroactively as a result of the redemption of all or a portion of the outstanding shares of its MuniPreferred or the liquidation of the Fund or (b) in the case of any Special Rate Period of more than 28 Rate Period Days, the Fund allocates any net capital gains or other taxable income for Federal income tax purposes to shares of its MuniPreferred without having given advance notice thereof as described above, the Fund will arrange to make certain payments to owners of shares of its MuniPreferred to which such allocation was made to offset the Federal income tax effect thereof as described under "Description of MuniPreferred -- Dividends and Dividend Periods -- Gross-up Payments" in the Prospectus.



     The Fund has received an opinion of counsel to the effect that the manner in which the Fund intends to allocate items of tax-exempt income, net capital gains and other taxable income, if any, between its shares of Common Stock and shares of MuniPreferred will be respected for Federal income tax purposes. This opinion of counsel represents only counsel's best legal judgment, and is not binding on the IRS or the courts. Currently there is no guidance from the IRS or other sources specifically addressing whether the Fund's method for making such allocations will be respected for Federal income tax purposes, and it is possible that the IRS could disagree with counsel's opinion. If the IRS were to disagree with the Fund's allocation, it either could assert the need to reallocate the Fund's net capital gains or other taxable income or it could disallow a portion of the Fund's dividends paid deduction. In the event of a reallocation, some of the dividends identified by that Fund as tax-exempt to owners of its shares of MuniPreferred may be recharacterized as additional capital gain or other taxable income. Under these circumstances, the Fund would not be required to make gross-up payments to such owners to offset the tax effect of such reallocation. In addition, a reallocation or a disallowance of part of the Fund's dividends paid deduction would likely cause the Fund to be liable for income tax on any reallocated taxable income and possibly an excise tax. Counsel has advised the Fund that, in its opinion, if the IRS were to challenge in court the Fund's allocations of income and gain, the IRS should not prevail.


     In order for any distributions to owners of the Fund's shares of MuniPreferred to be eligible to be treated as exempt-interest dividends, such shares of MuniPreferred must be treated as stock for Federal income tax purposes. The Fund has received an opinion of counsel to the effect that its shares of MuniPreferred will constitute stock of the Fund for Federal income tax purposes and, therefore, distributions declared and paid at the Applicable Rate as dividends with respect to the Fund's shares of MuniPreferred, to the extent paid out of current or accumulated earnings and profits of the Fund, will constitute dividends for Federal income tax purposes. This opinion of counsel is based, among other things, on (a) a revenue ruling published by the IRS in 1990, which holds that a preferred stock that has its dividend rate periodically set pursuant to an auction process substantially similar to the auction process to be established for the Fund's shares of MuniPreferred is treated as stock for Federal income tax purposes and (b) the Fund's representation to counsel that there is no express or implied agreement between or among a Broker-Dealer or any other party and the Fund, Nuveen or any owner of the Fund's shares of MuniPreferred that the Broker-Dealer or other party will guarantee or otherwise arrange to ensure that an owner of such shares will be able to sell such shares. This opinion represents only counsel's best legal judgment and is not binding on the IRS or the courts.


     If at any time when the Fund's shares of MuniPreferred are outstanding the Fund fails to meet the MuniPreferred Basic Maintenance Amount or the 1940 Act MuniPreferred Asset Coverage, the Fund will be required to suspend distributions to holders of its shares of Common Stock until such maintenance amount or asset coverage, as the case may be, is restored. See "Description of MuniPreferred -- Dividends and Dividend Periods -- Restrictions on Dividends and Other Distributions" in the Prospectus. This may prevent the Fund from distributing at least 90% of its investment company taxable income and net tax-exempt income, and may therefore jeopardize the Fund's qualification for taxation as a regulated investment company or cause the Fund to incur a tax liability or a non-deductible 4% excise tax on the undistributed taxable income (including gain), or both. Upon failure to meet the MuniPreferred Basic Maintenance Amount or the 1940 Act MuniPreferred Asset Coverage, the Fund will be required to redeem its shares of MuniPreferred in order to maintain or restore such maintenance amount or asset coverage and avoid the adverse consequences to the Fund and its shareholders of failing to qualify as a regulated investment company. There can be no assurance, however, that any such redemption would achieve such objectives.

     The Code provides that interest on indebtedness incurred or continued to purchase or carry the Fund's shares to which exempt-interest dividends are allocated is not deductible. Under rules used by the IRS for determining when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase or ownership of shares may be considered to have been made with borrowed funds even though such funds are not directly used for the purchase or ownership of such shares.

     The interest on private activity bonds in most instances is not Federally tax-exempt to a person who is a "substantial user" of a facility financed by such bonds or a "related person" of such "substantial user." As a result, the Fund may not be an appropriate investment for shareholders who are considered either a "substantial user" or a "related person" within the meaning of the Code. In general, a "substantial user" of a facility includes a "non-exempt person who regularly uses a part of such facility in his trade or business." "Related persons" are in general defined to include persons among whom there exists a relationship, either by family or business, which would result in a disallowance of losses in transactions among them under various provisions of the Code (or if they are members of the same controlled group of corporations under the Code), including a partnership and each of its partners (and their spouses and minor children), an S corporation and each of its shareholders (and their spouses and minor children) and various combinations of these relationships. The foregoing is not a complete statement of all of the provisions of the Code covering the definitions of "substantial user" and "related person."

     The Fund may, at its option, redeem shares of its MuniPreferred in whole or in part, and is required to redeem shares of its MuniPreferred to the extent required to maintain the MuniPreferred Basic Maintenance Amount and the 1940 Act MuniPreferred Asset Coverage. Gain or loss, if any, resulting from a redemption of the shares of MuniPreferred will be taxed as gain or loss from the sale or exchange of the shares of MuniPreferred under Section 302 of the Code rather than as a dividend, but only if the redemption distribution (a) is deemed not to be essentially equivalent to a dividend, (b) is in complete redemption of an owner's interest in the Fund, (c) is substantially disproportionate with respect to the owner, or (d) with respect to non-corporate owners, is in partial liquidation of the Fund. For purposes of (a), (b) and (c) above, an owner's common shares ownership of the Fund will be taken into account.


     Nonresident alien individuals and certain foreign corporations and other entities ("foreign investors") generally are subject to U.S. withholding tax at the rate of 30% (or possibly a lower rate provided by an applicable tax treaty) on distributions of taxable net investment income and net short-term capital gains. To the extent received by foreign investors, exempt-interest dividends, distributions of net long-term capital gains and any gain from the sale or other disposition of the shares of MuniPreferred generally are exempt from U.S. taxation. Different tax consequences may result if the owner is engaged in a trade or business in the United States or, in the case of an individual, is present in the United States for more than 182 days during a taxable year.


     Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in one of those months and paid during the following January will be treated as having been distributed by the Fund (and received by the shareholders) on December 31 of the year declared.


     The sale or other disposition of shares of Common Stock or shares of MuniPreferred of the Fund will normally result in capital gain or loss to shareholders. Present law taxes both long-term and short-term capital gains of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, however, under current law short-term capital gains and ordinary income will be taxed at a maximum rate of 39.6% while other capital gains of non-corporate taxpayers may be taxed at more favorable rates. However, because of the limitations on itemized deductions and the deduction for personal exemptions applicable to higher income taxpayers, the effective rate of tax may be higher in certain circumstances. Losses realized by a shareholder on the sale or exchange of shares of the Fund held for six months or less are disallowed to the extent of any distribution of exempt-interest dividends received with respect to such shares, and, if not disallowed, such losses are treated as long-term capital losses to the extent of any distribution of long-term capital gain received with respect to such shares.


     Non-corporate investors who, after May 6, 1997, dispose of capital assets held for more than eighteen (18) months generally will pay tax upon disposition of those assets at a 10% rate if they are in the lowest tax bracket (for 1997, singles with taxable income of $24,650 or less and married couples filing jointly with taxable income of $41,200 or less), and at a 20% rate if they are in higher tax brackets. Gain on capital assets held for more than one (1) year but not more than eighteen (18) months will be subject to a 28% maximum rate (15% for investors in the lowest tax bracket). In addition, generally commencing with taxable years beginning after December 31, 2000 and subject to certain conditions, the gain resulting from certain capital assets held for more than five years will be taxed at an 8% rate for investors in the lowest tax bracket and an 18% rate for other investors.


     Federal tax law imposes an alternative minimum tax with respect to both corporations and individuals. Interest on certain Municipal Obligations, such as bonds issued to make loans for housing purposes or to private entities (but not to certain tax-exempt organizations such as universities and non-profit hospitals) is included as an item of tax preference in determining the amount of a taxpayer's alternative minimum taxable income. To the extent that the Fund receives income from Municipal Obligations subject to the Federal alternative minimum tax, a portion of the dividends paid by it, although otherwise exempt from Federal income tax, will be taxable to its shareholders to the extent that their tax liability is determined under the alternative minimum tax. The Fund will annually supply a report indicating the percentage of the Fund's income attributable to Municipal Obligations subject to the Federal alternative minimum tax.

     In addition, for certain corporations, alternative minimum taxable income is increased by 75% of the difference between an alternative measure of income ("adjusted current earnings") and the amount otherwise determined to be the alternative minimum taxable income. Interest on all Municipal Obligations, and therefore all distributions by the Fund that would otherwise be tax-exempt, is included in calculating a corporation's adjusted current earnings.

     For taxable years beginning after December 31, 1997, certain small corporations are not subject to the alternative minimum tax. A corporation qualifies for such exemption provided that (i) for the corporation's first taxable year beginning after December 31, 1996, its average annual gross receipts for the three prior taxable year period does not exceed $5,000,000 and
(ii) the corporation's average annual gross receipts for each three prior taxable year period thereafter does not exceed $7,500,000.

     Tax-exempt income, including exempt-interest dividends paid by the Fund, is taken into account in calculating the amount of social security and railroad retirement benefits that may be subject to Federal income tax.

     The Fund is required in certain circumstances to withhold 31% of taxable dividends and certain other payments paid to non-corporate holders of the Fund's shares who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications, or who are otherwise subject to backup withholding.

     The Code provides that every shareholder required to file a tax return must include for information purposes on such return the amount of tax-exempt interest received during the taxable year, including any exempt-interest dividends received from the Fund.


     The value of shares of Common Stock acquired pursuant to the Fund's Dividend Reinvestment Plan will generally be excluded from gross income to the extent that the cash amount reinvested would be excluded from gross income.


     The foregoing is a general, abbreviated summary of the provisions of the Code and regulations thereunder presently in effect as they directly govern the taxation of the Fund and its shareholders. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to the Fund's transactions. Moreover, the foregoing does not address many of the factors that may be determinative of whether an investor will be liable for the alternative minimum tax. Shareholders are advised to consult their own tax advisers for more detailed information concerning Federal income tax matters.

                            CERTAIN OWNERS OF RECORD


     As of August 31, 1997, no person is known to the Fund to own of record or beneficially five percent or more of the outstanding shares of Common Stock or MuniPreferred.


                                    EXPERTS


     The Statement of Net Assets of the Fund as of October 31, 1996 appearing in this Prospectus has been audited by Ernst & Young LLP, Sears Tower, 233 South Wacker Drive, Chicago, Illinois 60606, independent auditors, as set forth in their report thereon appearing elsewhere herein, and is included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. Ernst & Young audits and reports on the Fund's annual financial statements, reviews certain regulatory reports and the Fund's Federal income tax returns, and performs other professional accounting, auditing, tax and advisory services when engaged to do so by the Fund.

                              FINANCIAL STATEMENTS


                   NUVEEN PREMIUM INCOME MUNICIPAL FUND, INC.


                            PORTFOLIO OF INVESTMENTS
                                 APRIL 30, 1997
                                  (UNAUDITED)

  PRINCIPAL                                                                                  OPT. CALL          MARKET
    AMOUNT                               DESCRIPTION                           RATINGS*    PROVISIONS**         VALUE
  ---------                              -----------                           --------    ------------         ------
                  ALASKA -- 0.7%
$    1,770,000    Alaska Housing Finance Corporation, Insured Mortgage
                    Program Bonds, 1990 First Series, 7.800%, 12/01/30.....        Aa1      12/00 at 102    $    1,781,700
       880,000    Alaska State Housing Finance Corporation, Collateralized
                    Home Mortgage Bonds, 1987 Series B, 8.750%, 12/01/16...        Aaa       6/98 at 102           900,152
     6,000,000    North Slope Borough, Alaska, General Obligation Refunding
                    Bonds of 1988, Series G, 8.350%, 6/30/98...............         A-      No Opt. Call         6,275,700

                  ARIZONA -- 1.6%
     3,160,000    The Industrial Development Authority of the City of
                    Phoenix, Arizona, Home Purchase Mortgage Revenue Bonds
                    (GNMA Mortgage-Backed Securities Program), Series
                    1988B, 8.200%, 4/01/22 (Alternative Minimum Tax).......        AAA      10/98 at 102         3,289,592
    12,465,000    The Industrial Development Authority of the County of
                    Pima (Arizona), Industrial Development Lease Obligation
                    Refunding Revenue Bonds, 1988 Series A (Irvington
                    Project), 7.250%, 7/15/10..............................        Aaa       1/02 at 103        13,748,770
     3,795,000    The Industrial Development Authority of the County of
                    Pima, Single Family Mortgage Revenue Bonds (GNMA
                    Mortgage-Backed Securities Program), Series 1988,
                    8.125%, 9/01/20 (Alternative Minimum Tax)..............        AAA       3/99 at 102         3,951,658

                  CALIFORNIA -- 15.9%
    17,000,000    California Health Facilities Financing Authority, Kaiser
                    Permanente, Medical Care Program, Semiannual Tender
                    Revenue Bonds, 1985 Tender Bonds, 5.550%, 8/15/25......         AA       2/02 at 101        16,039,840
    14,650,000    California Health Facilities Financing Authority,
                    Hospital Revenue Bonds (Children's Hospital of Los
                    Angeles), 1991 Series A, 7.125%, 6/01/21 (Pre-refunded
                    to 6/01/01)............................................        Aaa       6/01 at 102        16,218,576
    26,725,000    State Public Works Board of the State of California,
                    Lease Revenue Refunding Bonds (The Regents of the
                    University of California), 1993 Series A (Various
                    University of California Projects), 5.500%, 6/01/21....         A1       6/03 at 102        25,178,424
    11,395,000    State Public Works Board of the State of California,
                    Lease Revenue Bonds (Department of Corrections), 1993
                    Series E (California State Prison-Madera County (II)),
                    5.500%, 6/01/15........................................          A      No Opt. Call        11,221,340
    15,975,000    State of California Department of Transportation East Bay
                    State Building Authority, Certificates of
                    Participation, Series 1991A, 6.500%, 3/01/16...........          A       3/01 at 102        16,636,525
    13,000,000    State of California, Various Purpose General Obligation
                    Refunding Bonds, 5.150%, 10/01/19......................         A1      10/03 at 102        11,893,570
    15,285,000    Los Angeles Convention and Exhibition Center Authority,
                    Lease Revenue Bonds, 1993 Refunding Series A, The City
                    of Los Angeles (California), 5.375%, 8/15/18...........        Aaa       8/03 at 102        14,414,978
     5,000,000    Department of Water and Power of The City of Los Angeles,
                    California, Electric Plant Refunding Revenue Bonds,
                    Second Issue of 1993, 4.750%, 11/15/19.................        Aaa      11/03 at 102         4,290,850
    12,250,000    Los Angeles County Transportation Commission
                    (California), Sales Tax Revenue Refunding Bonds, Series
                    1991-B, 5.750%, 7/01/18................................        AA-       7/01 at 100        12,167,313
     1,285,000    City of Martinez (California), Home Mortgage Revenue
                    Bonds, 1983 Issue A, 10.750%, 2/01/16..................        Aaa      No Opt. Call         1,953,637

                   NUVEEN PREMIUM INCOME MUNICIPAL FUND, INC.



                    PORTFOLIO OF INVESTMENTS -- (CONTINUED)

                                 APRIL 30, 1997
                                  (UNAUDITED)

  PRINCIPAL                                                                                  OPT. CALL          MARKET
    AMOUNT                               DESCRIPTION                           RATINGS*    PROVISIONS**         VALUE
  ---------                              -----------                           --------    ------------         ------
                  CALIFORNIA (Continued)
$    4,125,000    Redevelopment Agency of the City of Moorpark, Moorpark
                    Redevelopment Project, 1993 Tax Allocation Bonds,
                    6.125%, 10/01/18.......................................         A-      10/03 at 102    $    4,140,881
    20,000,000    City of Pomona, California, Single Family Mortgage
                    Revenue Refunding Bonds (GNMA and FNMA Mortgage-Backed
                    Securities), Series 1990A, 7.600%, 5/01/23.............        Aaa      No Opt. Call        25,015,200
     3,955,000    City of Redlands, California, Refunding Certificates of
                    Participation (Loma Linda University Medical Center
                    Project), Series 1993-D, 5.000%, 12/01/22..............        Aaa      12/03 at 102         3,485,383
     5,000,000    Sacramento, California, Municipal Utility District,
                    Electric Revenue Refunding Bonds, 1993 Series D,
                    5.250%, 11/15/20.......................................        Aaa      11/03 at 102         4,616,000
                  San Bernardino Joint Powers Financing Authority, Tax
                    Allocation Refunding Bonds, Series 1995A:
     6,675,000    5.750%, 10/01/15.........................................        Aaa      10/05 at 102         6,655,843
    12,500,000    5.750%, 10/01/25.........................................        Aaa      10/05 at 102        12,404,125
     3,000,000    San Diego Public Facilities Financing Authority Sewer
                    Revenue Bonds, Series 1993, 5.250%, 5/15/20............        Aaa       5/03 at 102         2,771,940
    17,540,000    The Regents of the University of California, Refunding
                    Revenue Bonds (Multiple Purpose Projects), Series B,
                    4.750%, 9/01/21........................................        Aaa       9/03 at 102        14,920,226

                  COLORADO -- 2.9%
                  City and County of Denver, Colorado, Airport System
                    Revenue Bonds, Series 1991D:
     9,450,000    7.750%, 11/15/13 (Alternative Minimum Tax)...............        Baa      No Opt. Call        11,241,248
     8,275,000    7.750%, 11/15/21 (Alternative Minimum Tax)...............        Baa      11/01 at 102         9,106,555
     3,500,000    City and County of Denver, Colorado, Airport System
                    Revenue Bonds, Series 1992B, 7.250%, 11/15/23
                    (Alternative Minimum Tax)..............................        Baa      11/02 at 102         3,765,160
     8,700,000    City and County of Denver, Colorado, Airport System
                    Revenue Bonds, Series 1992C, 6.750%, 11/15/22
                    (Alternative Minimum Tax)..............................        Baa      11/02 at 102         9,040,170
     3,115,000    Colorado Local Single Family Mortgage Revenue Bonds (City
                    and County of Denver, Colorado -- Issuer, GNMA
                    Mortgage-Backed Securities Program), Series 1988A,
                    8.125%, 12/01/20 (Alternative Minimum Tax).............        AAA      12/98 at 102         3,235,052
     1,023,489    El Paso County, Colorado, Single Family Mortgage Revenue
                    Tax-Exempt Refunding Bonds, Series 1992A Class A-2,
                    8.750%, 6/01/11........................................        Aaa      No Opt. Call         1,103,230

                  DISTRICT OF COLUMBIA -- 2.1%
    10,740,000    District of Columbia, Hospital Revenue Refunding Bonds
                    (Providence Hospital Issue), Series 1988A, 7.875%,
                    12/01/15...............................................         AA      12/98 at 102        11,455,069
    14,800,000    District of Columbia Housing Finance Agency,
                    Collateralized Single Family Mortgage Revenue Bonds,
                    Series 1988E-4, 6.375%, 6/01/26 (Alternative Minimum
                    Tax)...................................................        AAA      12/04 at 103        15,043,756

                  FLORIDA -- 4.4%
     9,775,000    Florida Housing Finance Agency, GNMA Collateralized Home
                    Ownership Mortgage Revenue Bonds, 1988 Series G1 Bonds,
                    8.300%, 6/01/20 (Alternative Minimum Tax)..............        Aaa      12/98 at 103        10,172,256



                   NUVEEN PREMIUM INCOME MUNICIPAL FUND, INC.



                    PORTFOLIO OF INVESTMENTS -- (CONTINUED)

                                 APRIL 30, 1997
                                  (UNAUDITED)

  PRINCIPAL                                                                                  OPT. CALL          MARKET
    AMOUNT                               DESCRIPTION                           RATINGS*    PROVISIONS**         VALUE
  ---------                              -----------                           --------    ------------         ------
                  FLORIDA (Continued)
$    9,290,000    State of Florida, Full Faith and Credit Department of
                    Transportation Right-of-Way Acquisition and Bridge
                    Construction Bonds, Series 1995, 5.800%, 7/01/21.......         Aa       7/05 at 101    $    9,247,266
                  Greater Orlando Aviation Authority, Airport Facilities
                    Revenue Bonds, Series 1988 of the City of Orlando,
                    Florida (Alternative Minimum Tax):
     1,470,000    8.375%, 10/01/16 (Pre-refunded to 10/01/98)..............         A1      10/98 at 102         1,580,735
    13,530,000    8.375%, 10/01/16.........................................         A1      10/98 at 102        14,439,216
                  City of Pensacola Health Facilities Authority, Health
                    Facilities Revenue Refunding Bonds, Series 1988
                    (Daughters of Charity National Health System Sacred
                    Heart Hospital of Pensacola Florida):
    11,655,000    7.875%, 1/01/08 (Pre-refunded to 1/01/98)................        Aaa           1/98 at        12,130,407
                                                                                                 101 1/2
     9,435,000    7.875%, 1/01/11 (Pre-refunded to 1/01/98)................        Aaa           1/98 at         9,819,854
                                                                                                 101 1/2

                  GEORGIA -- 3.2%
     7,700,000    Municipal Electric Authority of Georgia, Power Revenue
                    Bonds, Series Q, 8.375%, 1/01/16.......................          A       1/98 at 102         8,071,448
     5,850,000    Municipal Electric Authority of Georgia, Power Revenue
                    Bonds, Series O, 8.125%, 1/01/17.......................          A       1/98 at 102         6,117,053
     2,210,000    Urban Residential Finance Authority of the City of
                    Atlanta, Georgia, Single Family Mortgage Revenue Bonds
                    (GNMA Collateralized Home Mortgage Program), Series
                    1988, in cooperation with the Housing Authority of
                    Fulton County, Georgia, 8.250%, 10/01/21 (Alternative
                    Minimum Tax)...........................................        AAA      10/98 at 103         2,300,522
    23,420,000    Development Authority of Monroe County (Georgia),
                    Pollution Control Revenue Bonds (Georgia Power Company
                    Plant Scherer Project), Second Series 1994, 6.750%,
                    10/01/24...............................................         A1      10/99 at 102        24,376,707

                  ILLINOIS -- 5.2%
     8,230,000    Illinois Development Finance Authority, Pollution Control
                    Refunding Revenue Bonds, 1994 Series A (Illinois Power
                    Company Project), 5.700%, 2/01/24......................        Aaa       2/04 at 102         8,025,238
     8,500,000    Illinois Educational Facilities Authority, Revenue
                    Refunding Bonds, The University of Chicago, Series
                    1993B, 5.600%, 7/01/24.................................        Aa1       7/03 at 102         8,095,400
     5,000,000    Illinois Health Facilities Authority, Revenue Bonds,
                    Series 1992 (Highland Park Hospital), 6.200%,
                    10/01/22...............................................        Aaa      10/02 at 102         5,084,300
     2,000,000    Illinois Health Facilities Authority Revenue Bonds,
                    Series 1997A (Highland Park Hospital Project), 5.750%,
                    10/01/26 (WI)..........................................        Aaa      10/07 at 102         1,948,700
    12,700,000    Illinois Health Facilities Authority, Revenue Bonds,
                    Series 1988B (Evangelical Hospitals Corporation),
                    8.100%, 1/01/08 (Pre-refunded to 1/01/99)..............        Aaa       1/99 at 102        13,584,682
     5,890,000    Illinois Housing Development Authority, Residential
                    Mortgage Revenue Bonds, 1988 Series C, 8.100%, 2/01/22
                    (Alternative Minimum Tax)..............................         Aa       8/98 at 102         6,087,079
     5,695,000    Illinois Housing Development Authority, Residential
                    Mortgage Revenue Bonds, 1988 Series C, 8.100%,
                    8/01/17................................................         Aa       8/98 at 103         5,968,303
     6,000,000    City of Chicago (Illinois), Chicago-O'Hare International
                    Airport, General Airport Second Lien, Revenue Refunding
                    Bonds, 1993 Series C, 5.000%, 1/01/18..................        Aaa       1/04 at 102         5,402,400
     5,000,000    City of Chicago, Collateralized Single Family Mortgage
                    Revenue Bonds, Series 1996-A, 7.000%, 9/01/27
                    (Alternative Minimum Tax)..............................        Aaa       3/06 at 105         5,477,850


                   NUVEEN PREMIUM INCOME MUNICIPAL FUND, INC.



                    PORTFOLIO OF INVESTMENTS -- (CONTINUED)

                                 APRIL 30, 1997
                                  (UNAUDITED)

  PRINCIPAL                                                                                  OPT. CALL          MARKET
    AMOUNT                               DESCRIPTION                           RATINGS*    PROVISIONS**         VALUE
  ---------                              -----------                           --------    ------------         ------
                  ILLINOIS (Continued)
$      785,000    Regional Transportation Authority, Cook, DuPage, Kane,
                    Lake, McHenry and Will Counties, Illinois, General
                    Obligation Bonds, Series 1992B, 9.000%, 6/01/06........        Aaa      No Opt. Call    $      998,449
     4,925,000    Regional Transportation Authority, Cook, DuPage, Kane,
                    Lake, McHenry and Will Counties, Illinois, General
                    Obligation Bonds, Series 1992A, 9.000%, 6/01/06........        Aaa      No Opt. Call         6,264,157
                  INDIANA -- 3.7%
     2,550,000    Indiana State Office Building Commission, Correctional
                    Facilities Program Revenue Bonds, Series 1995A, 5.500%,
                    7/01/20................................................        Aaa       7/05 at 102         2,445,119
    30,000,000    The Indianapolis Local Public Improvement Bond Bank,
                    Series 1988 D Bonds, 8.500%, 2/01/18 (Pre-refunded to
                    2/01/98)...............................................        N/R       2/98 at 102        31,588,800
     8,000,000    Metropolitan School District of Steuben County Middle
                    School Building Corporation, First Mortgage Bonds,
                    Series 1995, Steuben County, Indiana, 6.375%,
                    7/15/16................................................        Aaa       7/05 at 102         8,396,960
     5,300,000    Whitley County Middle School Building Corporation, First
                    Mortgage Bonds, Series 1994, Columbia City, Indiana,
                    6.250%, 7/15/15........................................        Aaa       1/04 at 102         5,488,150
                  IOWA -- 0.8%
     3,000,000    Iowa Finance Authority, Private College Refunding Revenue
                    Bonds (Drake University Project), Series 1996, 5.400%,
                    12/01/16...............................................        Aaa      12/05 at 102         2,868,900
     5,785,000    Iowa Finance Authority, Variable Rate Demand Industrial
                    Revenue Refunding Bonds, Series A 1989 (Urbandale Hotel
                    Corporation Project No. 00475), 8.500%, 8/01/16
                    (Alternative Minimum Tax) (Pre-refunded to 7/15/14)....        AAA       7/14 at 100         7,521,136
                  KANSAS -- 0.8%
     9,345,000    Sedgwick County, Kansas and Shawnee County, Kansas, GNMA
                    Collateralized Mortgage Revenue Bonds, 1988 Series E,
                    8.250%, 11/01/20 (Alternative Minimum Tax).............        AAA      11/98 at 103         9,764,404
                  LOUISIANA -- 0.8%
     7,660,000    Louisiana Public Facilities Authority, Extended Care
                    Facilities Revenue Bonds (Comm-Care Corporation
                    Project), Series 1994, 11.000%, 2/01/14................        BBB      No Opt. Call        10,323,229
                  MASSACHUSETTS -- 0.9%
     3,000,000    Massachusetts Industrial Finance Agency, Resource
                    Recovery Revenue Bonds, SEMASS Project, Series 1991B,
                    9.250%, 7/01/15 (Alternative Minimum Tax)..............        N/R       7/01 at 103         3,362,970
     8,800,000    Massachusetts Water Resources Authority General Revenue
                    Bonds, 1992 Series A, 5.500%, 7/15/22..................          A       7/02 at 100         8,258,184
                  MICHIGAN -- 1.6%
     4,000,000    School District of the City of Detroit, Wayne County,
                    Michigan, School Building and Site Improvement and
                    Refunding Bonds (Unlimited Tax General Obligation),
                    Series 1993, 5.400%, 5/01/13...........................         AA       5/03 at 102         3,885,320
     8,870,000    City of Detroit, Michigan, Sewage Disposal System Revenue
                    Bonds, Series 1995-A, 5.000%, 7/01/25..................        Aaa       7/05 at 100         7,862,279
     9,625,000    Livonia Public Schools School District, County of Wayne,
                    State of Michigan, 1993 Refunding Bonds, 5.500%,
                    5/01/21................................................        Aaa       5/03 at 102         9,187,448

                  MINNESOTA -- 3.5%
     4,375,000    Minnesota Housing Finance Agency, Single Family Mortgage
                    Bonds, 1988 Series C, 8.500%, 7/01/19 (Alternative
                    Minimum Tax)...........................................        AA+       7/98 at 102         4,513,600



                   NUVEEN PREMIUM INCOME MUNICIPAL FUND, INC.



                    PORTFOLIO OF INVESTMENTS -- (CONTINUED)

                                 APRIL 30, 1997
                                  (UNAUDITED)


  PRINCIPAL                                                                                  OPT. CALL          MARKET
    AMOUNT                               DESCRIPTION                           RATINGS*    PROVISIONS**         VALUE
  ---------                              -----------                           --------    ------------         ------
                  MINNESOTA (Continued)
$    2,945,000    The Minneapolis/Saint Paul Housing Finance Board, Single
                    Family Mortgage Revenue Bonds (Minneapolis/Saint Paul
                    Family Housing Program, Phase X, FNMA and GNMA
                    Mortgage-Backed Securities Program), Series 1994,
                    7.500%, 11/01/27 (Alternative Minimum Tax).............        AAA      11/04 at 102    $    3,093,870
    21,970,000    The Housing and Redevelopment Authority of the City of
                    Saint Paul, Minnesota, Sales Tax Revenue Refunding
                    Bonds (Civic Center Project), Series 1996, 7.100%,
                    11/01/23...............................................        Aaa      11/15 at 103        25,818,046
     2,900,000    The Housing and Redevelopment Authority of the City of
                    Saint Paul, Minnesota, Single Family Mortgage Revenue
                    Bonds, Refunding Series 1991-B, 7.250%, 9/01/11........         Aa      No Opt. Call         3,047,871
     8,175,000    Port Authority of the City of Saint Paul, Energy Park Tax
                    Increment Revenue Refunding Bonds, Series 1988, 8.000%,
                    12/01/07 (Pre-refunded to 12/01/98)....................        AAA      12/98 at 102         8,529,877

                  MISSOURI -- 1.6%
     7,000,000    Missouri Housing Development Commission Single Family
                    Mortgage Revenue Bonds (Homeownership Loan Program),
                    1996 Series C, 7.450%, 9/01/27 (Alternative Minimum
                    Tax)...................................................        AAA       3/07 at 105         7,703,570
    11,120,000    Francis Howell School District, St. Charles County,
                    Missouri, General Obligation Refunding Bonds, Series
                    1994A, 7.800%, 3/01/08.................................        Aaa      No Opt. Call        13,518,918

                  NEVADA -- 0.8%
    10,000,000    Clark County School District, Nevada, General Obligation,
                    School Improvement Bonds, Series 1988A, 8.000%, 3/01/08
                    (Pre-refunded to 3/01/98)..............................        N/R       3/98 at 102        10,521,300

                  NEW HAMPSHIRE -- 2.3%
    10,000,000    Business Finance Authority of the State of New Hampshire,
                    Pollution Control Refunding Revenue Bonds (The United
                    Illuminating Company Project-1993 Series A), 5.875%,
                    10/01/33...............................................       BBB-      10/03 at 102         9,292,200
    11,000,000    New Hampshire Housing Finance Authority, Single Family
                    Mortgage Revenue Bonds, 1993 Series B, 6.050%,
                    7/01/25................................................         Aa       7/03 at 102        10,998,900
     9,135,000    New Hampshire Housing Finance Authority, Single Family
                    Mortgage Acquisition Revenue Bonds, 1996 Series B,
                    6.400%, 1/01/27 (Alternative Minimum Tax)..............         Aa       7/06 at 102         9,268,645

                  NEW MEXICO -- 0.4%
     5,445,000    New Mexico Mortgage Finance Authority, Single Family
                    Mortgage Purchase Refunding Senior Bonds, 1992 Series
                    A, 6.900%, 7/01/24.....................................        Aa1       7/02 at 102         5,659,097

                  NEW YORK -- 10.0%
    12,365,000    New York State Energy Research and Development Authority,
                    Facilities Revenue Bonds, Series 1993 A (Consolidated
                    Edison Company of New York, Inc. Project), 6.000%,
                    3/15/28 (Alternative Minimum Tax)......................         A1       3/03 at 102        12,375,510
    20,030,000    New York State Medical Care Facilities Finance Agency,
                    Hospital and Nursing Home FHA-Insured Mortgage Revenue
                    Bonds, 1993 Series B, 5.500%, 2/15/22..................        AAA       2/04 at 102        18,953,988
    18,000,000    Metropolitan Transportation Authority (New York),
                    Commuter Facilities 1987 Service Contract Bonds, Series
                    2, 8.000%, 7/01/18 (Pre-refunded to 7/01/98)...........        Aaa       7/98 at 102        19,166,040

                   NUVEEN PREMIUM INCOME MUNICIPAL FUND, INC.



                    PORTFOLIO OF INVESTMENTS -- (CONTINUED)

                                 APRIL 30, 1997
                                  (UNAUDITED)

  PRINCIPAL                                                                                  OPT. CALL          MARKET
    AMOUNT                               DESCRIPTION                           RATINGS*    PROVISIONS**         VALUE
  ---------                              -----------                           --------    ------------         ------
                  NEW YORK (Continued)
$    7,060,000    Municipal Assistance Corporation for the City of New York
                    (A Public Benefit Corporation of the State of New
                    York), Series 61 Bonds, 6.875%, 7/01/07 (Pre-refunded
                    to 7/01/97)............................................         AA       7/97 at 102    $    7,237,277
    11,540,000    Municipal Assistance Corporation for the City of New
                    York, New York, Series 60 Bonds, 7.000%, 7/01/06
                    (Pre-refunded to 7/01/97)..............................         AA       7/97 at 102        11,832,077
     7,500,000    The City of New York, General Obligation Bonds, Fiscal
                    1991 Series 9.500%, 6/01/03............................       Baa1      No Opt. Call         9,029,025
    10,000,000    The City of New York, General Obligation Bonds, Fiscal
                    1996 Series G, 5.750%, 2/01/07.........................       Baa1           2/06 at         9,999,000
                                                                                                 101 1/2
    10,000,000    The City of New York, General Obligation Bonds, Fiscal
                    1997 Series G, 6.000%, 10/15/26........................       Baa1      10/07 at 101         9,710,700
    12,930,000    New York City Municipal Water Finance Authority, Water
                    and Sewer Revenue Bonds, Fiscal 1993 Series A, 5.500%,
                    6/15/20................................................         A2       6/02 at 100        12,164,544
    10,000,000    New York City Municipal Water Finance Authority, Water
                    and Sewer System Revenue Bonds, Fiscal 1996 Series B,
                    5.750%, 6/15/26........................................        Aaa       6/06 at 101         9,936,300
     7,955,000    New York City Municipal Water Finance Authority, Water
                    and Sewer System Revenue Bonds, Series 1992C, 6.500%,
                    6/15/21 (Pre-refunded to 6/15/97)......................        Aaa           6/97 at         8,100,815
                                                                                                 101 1/2

                  NORTH CAROLINA -- 1.3%
    16,415,000    North Carolina Eastern Municipal Power Agency, Power
                    System Revenue Bonds, Refunding Series 1988A, 8.000%,
                    1/01/21 (Pre-refunded to 1/01/98)......................        Aaa       1/98 at 102        17,183,058

                  OHIO -- 1.4%
     7,065,000    Ohio Housing Finance Agency, Single Family Mortgage
                    Revenue Bonds (GNMA Mortgage-Backed Securities
                    Program), 1988 Series B, 8.250%, 12/15/19 (Alternative
                    Minimum Tax)...........................................        AAA      12/98 at 102         7,473,357
    11,300,000    State of Ohio, Turnpike Revenue Bonds, 1994 Series A,
                    Issued by the Ohio Turnpike Commission, 5.750%,
                    2/15/24................................................        AA-       2/04 at 102        11,139,427

                  OKLAHOMA -- 1.5%
    11,770,000    Oklahoma Housing Finance Agency, GNMA Collateralized
                    Single Family Mortgage Revenue Bonds, Series 1988A,
                    8.250%, 12/01/20 (Alternative Minimum Tax).............        AAA      12/98 at 102        12,261,986
     6,750,000    Washington County Medical Authority (Bartlesville,
                    Oklahoma), Hospital Revenue Bonds (Jane Phillips
                    Episcopal Hospital), Series 1989A, 8.500%, 11/01/10
                    (Pre-refunded to 5/01/99)..............................        N/R       5/99 at 102         7,373,498

                  PENNSYLVANIA -- 4.2%
    10,000,000    Pennsylvania Housing Finance Agency, Single Family
                    Mortgage Revenue Bonds, Series 1993-37A, 5.450%,
                    10/01/17...............................................        AA+      10/03 at 102         9,606,900
    14,500,000    County of Allegheny, Pennsylvania, Airport Revenue Bonds,
                    Series 1988C (Greater Pittsburgh International
                    Airport), 8.250%, 1/01/16 (Alternative Minimum Tax)....        Aaa       1/98 at 102        15,140,030
    12,875,000    Allegheny County Hospital Development Authority
                    (Pennsylvania), Health Center Revenue Bonds, Series
                    1992A (Presbyterian University Health System, Inc.
                    Project), 6.250%, 11/01/23.............................        Aaa      11/02 at 100        13,190,180
     5,000,000    The School District of Philadelphia, Pennsylvania,
                    General Obligation Bonds, Series B of 1995, 5.500%,
                    9/01/25................................................        Aaa       9/05 at 102         4,782,100
    10,180,000    City of Philadelphia, Pennsylvania, Water and Sewer
                    Revenue Bonds, Sixteenth Series, 7.500%, 8/01/10
                    (Pre-refunded to 8/01/01)..............................        AAA       8/01 at 102        11,414,325


                   NUVEEN PREMIUM INCOME MUNICIPAL FUND, INC.



                    PORTFOLIO OF INVESTMENTS -- (CONTINUED)

                                 APRIL 30, 1997
                                  (UNAUDITED)


  PRINCIPAL                                                                                  OPT. CALL          MARKET
    AMOUNT                               DESCRIPTION                           RATINGS*    PROVISIONS**         VALUE
  ---------                              -----------                           --------    ------------         ------
                  SOUTH CAROLINA -- 1.2%
$   17,250,000    South Carolina Jobs-Economic Development Authority,
                    Hospital Revenue Bonds (Anderson Area Medical Center,
                    Inc.), Series 1996, 5.250%, 2/01/26....................        Aaa       2/06 at 102    $   15,894,840
                  TEXAS -- 9.0%
    10,305,000    Alliance Airport Authority, Inc., Special Facilities
                    Revenue Bonds, Series 1990 (American Airlines, Inc.
                    Project), 7.500%, 12/01/29 (Alternative Minimum Tax)...       Baa2      12/00 at 102        10,994,405
    11,020,000    Brazos River Authority (Texas), Collateralized Pollution
                    Control Revenue Bonds (Texas Utilities Electric Company
                    Project), Series 1994A, 7.875%, 3/01/21 (Alternative
                    Minimum Tax)...........................................       Baa1       3/01 at 102        12,027,008
    10,095,000    Brazos River Authority (Texas), Collateralized Revenue
                    Refunding Bonds (Houston Lighting & Power Company
                    Project), Series 1988A, 8.250%, 5/01/19................         A2       5/98 at 102        10,593,794
     5,565,000    Dallas-Fort Worth International Airport Facility
                    Improvement Corporation, American Airlines, Inc.
                    Revenue Bonds, Series 1990, 7.500%, 11/01/25
                    (Alternative Minimum Tax)..............................       Baa2      11/00 at 102         5,918,934
    40,000,000    Harris County Health Facilities Development Corporation,
                    Adjustable Convertible Extendable Securities (Greater
                    Houston Pooled Health Care Loan Program), Series 1985B,
                    7.375%, 12/01/25 (Mandatory put 12/01/98)..............        Aa3      11/97 at 100        40,324,000
     3,385,000    Harris County, Texas, Toll Road Senior Lien Revenue
                    Bonds, Series 1985-B, 8.700%, 8/15/17 (Pre-refunded to
                    8/15/97)...............................................        AAA       8/97 at 103         3,533,297
    12,700,000    Harris County, Texas, Toll Road Multiple Mode Senior Lien
                    Revenue Bonds, Series 1985-D, 8.300%, 8/15/17
                    (Pre-refunded to 8/15/98)..............................        AAA       8/98 at 103        13,728,573
    15,000,000    Harris County, Texas, Toll Road Senior Lien Revenue
                    Refunding Bonds, Series 1994, 5.300%, 8/15/13..........        Aaa       8/04 at 102        14,639,250
     4,500,000    Tyler Health Facilities Development Corporation, Hospital
                    Refunding Revenue Bonds (East Texas Hospital Foundation
                    Project), Series 1988A, 8.250%, 11/01/06 (Pre-refunded
                    to 11/01/98)...........................................        N/R      11/98 at 102         4,840,380
                  UTAH -- 2.3%
     6,550,000    Intermountain Power Agency, Utah, Power Supply Revenue
                    Refunding Bonds, 1987 Series D, 8.625%, 7/01/21........         A1       7/97 at 102         6,728,291
     3,000,000    Intermountain Power Agency, Utah, Power Supply Revenue
                    Refunding Bonds, 1987 Series C, 8.625%, 7/01/21
                    (Pre-refunded to 7/01/97)..............................        Aaa       7/97 at 102         3,083,820
    20,000,000    Intermountain Power Agency (Utah), Power Supply Revenue
                    Bonds, Series 1987B, 7.200%, 7/01/19...................         A1       7/97 at 102        20,497,000
                  VIRGINIA -- 0.3%
     1,000,000    Virginia Housing Development Authority, Commonwealth
                    Mortgage Bonds, 1987 Series C, Subseries C-7, 8.375%,
                    1/01/28 (Alternative Minimum Tax)......................        Aa1       1/99 at 102         1,002,860
     3,355,000    Virginia Housing Development Authority, Commonwealth
                    Mortgage Bonds, 1992 Series B-AMT, Subseries B-7,
                    5.650%, 1/01/27 (Alternative Minimum Tax)..............        Aa1       1/02 at 102         3,215,231
                  WASHINGTON -- 12.1%
     5,000,000    Washington Health Care Facilities Authority, Revenue
                    Bonds, Series 1987 (Virginia Mason Medical Center,
                    Seattle), 8.000%, 7/01/15..............................        Aaa       7/97 at 102         5,133,200
    12,900,000    Washington Public Power Supply System, Nuclear Project
                    No. 1 Refunding Revenue Bonds, Series 1993A, 5.700%,
                    7/01/17................................................        Aaa       7/03 at 102        12,589,368


                   NUVEEN PREMIUM INCOME MUNICIPAL FUND, INC.



                    PORTFOLIO OF INVESTMENTS -- (CONTINUED)

                                 APRIL 30, 1997
                                  (UNAUDITED)


  PRINCIPAL                                                                                  OPT. CALL          MARKET
    AMOUNT                               DESCRIPTION                           RATINGS*    PROVISIONS**         VALUE
  ---------                              -----------                           --------    ------------         ------
                  WASHINGTON (Continued)
$   23,370,000    Washington Public Power Supply System, Nuclear Project
                    No. 1 Refunding Revenue Bonds, Series 1993B, 5.600%,
                    7/01/15................................................        Aaa       7/03 at 102    $   22,755,135
     4,300,000    Washington Public Power Supply System, Nuclear Project
                    No. 1 Refunding Revenue Bonds, Series 1989B, 7.250%,
                    7/01/15 (Pre-refunded to 1/01/00)......................        Aaa       1/00 at 102         4,660,684
    15,960,000    Washington Public Power Supply System, Nuclear Project
                    No. 1 Refunding Revenue Bonds, Series 1989A, 7.500%,
                    7/01/15 (Pre-refunded to 7/01/99)......................        Aaa       7/99 at 102        17,243,024
     7,500,000    Washington Public Power Supply System, Nuclear Project
                    No. 2 Refunding Revenue Bonds, Series 1991A, 6.000%,
                    7/01/12................................................        Aa1       7/01 at 100         7,539,000
    14,440,000    Washington Public Power Supply System, Nuclear Project
                    No. 2 Refunding Revenue Bonds, Series 1993A, 5.750%,
                    7/01/12................................................        Aa1       7/03 at 102        14,259,067
     6,770,000    Washington Public Power Supply System, Nuclear Project
                    No. 2 Refunding Revenue Bonds, Series 1993B, 5.625%,
                    7/01/12................................................        Aa1       7/03 at 102         6,600,953
    21,530,000    Washington Public Power Supply System, Nuclear Project
                    No. 3 Refunding Revenue Bonds, Series 1993C, 5.375%,
                    7/01/15................................................        Aa1       7/03 at 102        20,175,763
    13,500,000    Washington Public Power Supply System, Nuclear Project
                    No. 3 Refunding Revenue Bonds, Series 1989B, 7.250%,
                    7/01/15 (Pre-refunded to 1/01/00)......................        Aaa       1/00 at 102        14,632,380
    17,050,000    Municipality of Metropolitan Seattle, (Seattle,
                    Washington), Sewer Refunding Revenue Bonds, Series Z,
                    5.500%, 1/01/33........................................        Aaa       1/03 at 102        15,882,580
     6,360,000    Public Utility District No. 1 of Snohomish County,
                    Washington, Generation System Revenue Bonds, Series
                    1993, 5.500%, 1/01/14..................................        Aaa       1/03 at 100         6,213,720
     7,000,000    City of Spokane, Washington, Regional Solid Waste
                    Management System Revenue Bonds, Series 1989B, 7.750%,
                    1/01/11 (Alternative Minimum Tax)......................        Aaa       1/99 at 102         7,460,250
                  WEST VIRGINIA -- 1.2%
    15,000,000    West Virginia Housing Development Fund, Housing Finance
                    Bonds, 1992 Series D, 7.050%, 11/01/24.................        Aaa       5/02 at 102        15,776,250
                  PUERTO RICO -- 0.4%
     5,250,000    Puerto Rico Electric Power Authority, Power Revenue
                    Bonds, Series 5.500%, 7/01/25..........................       Baa1       7/05 at 100         4,938,833
--------------------------------------------------------------------------------------------------------------------------
$1,234,983,489    Total Investments -- (cost $1,230,212,288) -- 98.1%...................................     1,267,025,305
--------------------------------------------------------------------------------------------------------------------------
                  TEMPORARY INVESTMENTS IN SHORT-TERM MUNICIPAL SECURITIES
                    -- 0.4%
$    1,300,000    The Medical Clinic Board of the City of Birmingham-UAHSF,
                    Medical Clinic Revenue Bonds, UAHSF Series 1991,
                    Variable Rate Demand Bonds, 3.850%, 12/01/26+..........       A-1+                           1,300,000
       700,000    Irvine Ranch Water District Variable Rate Demand Bonds,
                    3.750%, 6/01/15+.......................................     VMIG-1                             700,000
       700,000    Health and Educational Facilities Authority of the State
                    of Missouri, Variable Rate Demand Bonds, Health
                    Facilities Revenue Bonds (St. Francis' Medical Center),
                    Series 1996A, 4.100%, 6/01/26+.........................       A-1+                             700,000

                   NUVEEN PREMIUM INCOME MUNICIPAL FUND, INC.



                    PORTFOLIO OF INVESTMENTS -- (CONTINUED)

                                 APRIL 30, 1997
                                  (UNAUDITED)


  PRINCIPAL                                                                                  OPT. CALL          MARKET
    AMOUNT                               DESCRIPTION                           RATINGS*    PROVISIONS**         VALUE
  ---------                              -----------                           --------    ------------         ------
$      225,000    New York City Municipal Water Finance Authority, Water
                    and Sewer System Revenue 1994 G, Variable Rate Demand
                    Bonds, 3.950%, 6/15/24+................................     VMIG-1                      $      225,000
     1,700,000    Santa Clara County Transit District, Refunding Equipment
                    Trust Certificates, Variable Rate Demand Bonds, 3.950%,
                    6/01/15+...............................................     VMIG-1                           1,700,000
--------------------------------------------------------------------------------------------------------------------------
$    4,625,000    Total Temporary Investments -- 0.4%...................................................         4,625,000
--------------------------------------------------------------------------------------------------------------------------
                  Other Assets Less Liabilities -- 1.5%.................................................        20,005,604
                  --------------------------------------------------------------------------------------------------------
                  Net Assets -- 100%....................................................................    $1,291,655,909
                  ========================================================================================================



                           STANDARD                             NUMBER OF        MARKET       MARKET
                           & POOR'S             MOODY'S         SECURITIES       VALUE        PERCENT
-----------------------------------------------------------------------------------------------------
Summary of              AAA              Aaa                         69      $  652,255,010      51%
ratings*                AA+, AA, AA-     Aa1, Aa, Aa2, Aa3           25         241,147,958      19
portfolio of            A+               A1                           8         117,069,453       9
investments             A, A-            A, A2, A3                    9          83,479,469       7
(excluding              BBB+, BBB, BBB-  Baa1, Baa, Baa2, Baa3       13         115,386,467       9
temporary               Non-Rated        Non-Rated                    5          57,686,948       5
investments):
-----------------------------------------------------------------------------------------------------
    TOTAL                                                           129      $1,267,025,305     100%
=====================================================================================================
*          Ratings: Using the higher of Standard & Poor's or Moody's
           rating.
N/R --     Investment is not rated.
**         Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be
           other call provisions at varying prices at later dates.
(WI)       Security purchased on when-issued basis (note 1).
+          The security has a maturity of more than one year, but has variable rate and demand features which qualify it as a
           short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market
           conditions or a specified market index.


                See accompanying notes to financial statements.

                   NUVEEN PREMIUM INCOME MUNICIPAL FUND, INC.


                            STATEMENT OF NET ASSETS
                                 APRIL 30, 1997
                                  (UNAUDITED)


ASSETS
Investments in municipal securities, at market value (note
  1)........................................................    $1,267,025,305
Temporary investments in short-term municipal securities, at
  amortized cost (note 1)...................................         4,625,000
Cash........................................................            26,414
Receivables:
  Interest..................................................        26,724,221
  Investments sold..........................................         1,072,936
Other assets................................................           635,017
                                                                --------------
       Total assets.........................................     1,300,108,893
                                                                --------------
LIABILITIES
Payable for investments purchased...........................         1,920,692
Accrued expenses:
  Management fees (note 6)..................................           652,468
  Other.....................................................           270,459
Preferred share dividends payable...........................           538,423
Common share dividends payable..............................         5,070,942
                                                                --------------
       Total liabilities....................................         8,452,984
                                                                --------------
Net assets (note 7).........................................    $1,291,655,909
                                                                ==============
Preferred shares, at liquidation value......................    $  350,000,000
                                                                ==============
Preferred shares outstanding................................            14,000
                                                                ==============
Common shares outstanding...................................        63,785,431
                                                                ==============
Net asset value per Common share outstanding (net assets
  less Preferred shares at liquidation value, divided by
  Common shares outstanding)................................    $        14.76
                                                                ==============


                See accompanying notes to financial statements.

0

                   NUVEEN PREMIUM INCOME MUNICIPAL FUND, INC.


                            STATEMENT OF OPERATIONS

                        SIX MONTHS ENDED APRIL 30, 1997

                                  (UNAUDITED)


INVESTMENT INCOME
Tax-exempt interest income (note 1).........................    $41,411,281
                                                                -----------
EXPENSES:
  Management fees (note 6)..................................      3,985,487
  Preferred shares -- remarketing fees......................        408,330
  Preferred shares -- dividend disbursing agent fees........         14,815
  Shareholders' servicing agent fees and expenses...........        111,755
  Custodian's fees and expenses.............................         79,049
  Directors' fees and expenses (note 6).....................         19,588
  Professional fees.........................................         13,907
  Shareholders' reports -- printing and mailing expenses....        137,721
  Stock exchange listing fees...............................         26,180
  Investor relations expense................................         55,534
  Other expenses............................................         30,227
                                                                -----------
       Total expenses.......................................      4,882,593
                                                                -----------
          Net investment income.............................     36,528,688
                                                                -----------
REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
Net realized gain from investment transactions (notes 1 and
  3)........................................................         78,189
Net change in unrealized appreciation or depreciation of
  investments...............................................    (10,840,877)
                                                                -----------
          Net gain (loss) from investments..................    (10,762,688)
                                                                -----------
Net increase in net assets from operations..................    $25,766,000
                                                                ===========


                See accompanying notes to financial statements.

                   NUVEEN PREMIUM INCOME MUNICIPAL FUND, INC.


                       STATEMENT OF CHANGES IN NET ASSETS


                                                                  SIX MONTHS        YEAR ENDED
                                                                ENDED 4/30/97        10/31/96
                                                                -------------       ----------
                                                                 (UNAUDITED)        (AUDITED)
OPERATIONS
Net investment income.......................................    $   36,528,688    $   73,868,581
Net realized gain from investment transactions (notes 1 and
  3)........................................................            78,189         1,864,659
Net change in unrealized appreciation or depreciation of
  investments...............................................       (10,840,877)       (8,027,802)
                                                                --------------    --------------
     Net increase in net assets from operations.............        25,766,000        67,705,438
                                                                --------------    --------------
DISTRIBUTIONS TO SHAREHOLDERS (note 1)
From undistributed net investment income:
     Common shareholders....................................       (30,425,648)      (61,521,076)
     Preferred shareholders.................................        (6,013,674)      (12,507,980)
From accumulated net realized gains from investment
  transactions:
     Common shareholders....................................        (1,862,536)       (3,157,383)
                                                                --------------    --------------
  Decrease in net assets from distributions to
     shareholders...........................................       (38,301,858)      (77,186,439)
                                                                --------------    --------------
     Net increase (decrease) in net assets..................       (12,535,858)       (9,481,001)
Net assets at beginning of period...........................     1,304,191,767     1,313,672,768
                                                                --------------    --------------
Net assets at end of period.................................    $1,291,655,909    $1,304,191,767
                                                                ==============    ==============
Balance of undistributed net investment income at end of
  period....................................................    $      776,890    $      687,524
                                                                ==============    ==============


                See accompanying notes to financial statements.

                   NUVEEN PREMIUM INCOME MUNICIPAL FUND, INC.



                         NOTES TO FINANCIAL STATEMENTS

                                 APRIL 30, 1997
                                  (UNAUDITED)

1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES


     Nuveen Premium Income Municipal Fund, Inc. (the "Fund") invests primarily in a diversified portfolio of municipal obligations issued by state and local government authorities. The Fund is registered under the Investment Company Act of 1940 as a closed-end, diversified management investment company.


     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with generally accepted accounting principles.

  Securities Valuation

     The prices of municipal bonds in the Fund's investment portfolio are provided by a pricing service approved and supervised by the Fund's Board of Directors. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are traded and valued at amortized cost.

  Securities Transactions

     Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the transaction date. The securities so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of its purchase commitments. At April 30, 1997, the Fund had an outstanding purchase commitment of $1,920,692.

  Interest Income

     Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.

  Federal Income Taxes


     The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount realized from investment transactions. The Fund currently considers significant net realized capital gains and/or market discount as amounts in excess of $.001 per Common share. Furthermore, the Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal income tax, to retain such tax-exempt status when distributed to shareholders of the Fund. Net realized capital gain and market discount distributions are subject to federal taxation.


  Dividends and Distributions to Shareholders

     Tax-exempt net investment income is declared as a dividend monthly and payment is made or reinvestment is credited to shareholder accounts after month-end. Net realized capital gains and/or market

                   NUVEEN PREMIUM INCOME MUNICIPAL FUND, INC.

                                 APRIL 30, 1997
                                  (UNAUDITED)

discount from investment transactions are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryovers.

     Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

  Preferred Shares

     The Fund has issued and outstanding 2,800 shares of each Series A, B, C, D and E $25,000 stated value Preferred shares. The dividend rate on each Series may change every 28 days as set by the auction agent, except for series E which may change every seven days.

  Derivative Financial Instruments


     The Fund may invest in transactions in certain derivative financial instruments including futures, forward, swap, and option contracts, and other financial instruments with similar characteristics. Although the Fund is authorized to invest in such financial instruments, and may do so in the future, it did not make any such investments during the six months ended April 30, 1997.


  Use of Estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.

2. FUND SHARES

     There were no share transactions during the six months ended April 30, 1997, or during the year ended October 31, 1996.

3. SECURITIES TRANSACTIONS

     Purchase and sales (including maturities) of investments in municipal securities and temporary municipal investments during the six months ended April 30, 1997, were as follows:


PURCHASES
Investments in municipal securities.........................    $35,291,613
Temporary municipal investments.............................     33,325,000
SALES AND MATURITIES
Investments in municipal securities.........................     37,126,820
Temporary municipal investments.............................     28,800,000
                                                                ===========

     At April 30, 1997, the identified cost of investments owned for federal income tax purposes was the same as the cost for financial reporting purposes for the Fund.

                   NUVEEN PREMIUM INCOME MUNICIPAL FUND, INC.

                                 APRIL 30, 1997
                                  (UNAUDITED)

4. DISTRIBUTIONS TO COMMON SHAREHOLDERS

     On May 1, 1997, the Fund declared a Common share dividend distribution of $.0765 from its tax-exempt net investment income which was paid June 2, 1997, to shareholders of record on May 15, 1997.

5. UNREALIZED APPRECIATION (DEPRECIATION)

     Gross unrealized appreciation and gross unrealized depreciation of investments at April 30, 1997, were as follows:


Gross unrealized:
  appreciation..............................................    $42,399,109
  depreciation..............................................     (5,586,092)
                                                                -----------
Net unrealized appreciation.................................    $36,813,017
                                                                ===========

6. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES


     Under the Fund's investment management agreement with Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, the Fund pays an annual management fee, payable monthly, at the rates set forth below, which are based upon the average daily net asset value of the Fund:


               AVERAGE DAILY NET ASSET VALUE                    MANAGEMENT FEE
               -----------------------------                    --------------
For the first $125 million..................................      .6500 of 1%
For the next $125 million...................................      .6375 of 1
For the next $250 million...................................      .6250 of 1
For the next $500 million...................................      .6125 of 1
For the next $1 billion.....................................      .6000 of 1
For net assets over $2 billion..............................      .5875 of 1


     The fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Fund pays no compensation directly to those Directors who are affiliated with the Adviser or to their officers, all of whom receive remuneration for their services to the Fund from the Adviser.


7. COMPOSITION OF NET ASSETS

     At April 30, 1997, net assets consisted of:



Preferred shares, $25,000 stated value per share, at
  liquidation value.........................................    $  350,000,000
Common shares, $.01 par value per share.....................           637,854
Paid-in surplus.............................................       903,352,774
Balance of undistributed net investment income..............           776,890
Accumulated net realized gain from investment
  transactions..............................................            75,374
Net unrealized appreciation of investments..................        36,813,017
                                                                --------------
  Net assets................................................    $1,291,655,909
                                                                ==============
Authorized shares:
  Common....................................................       200,000,000
  Preferred.................................................         1,000,000
                                                                ==============

                   NUVEEN PREMIUM INCOME MUNICIPAL FUND, INC.

                                 APRIL 30, 1997
                                  (UNAUDITED)

8. INVESTMENT COMPOSITION

     The Fund invests in municipal securities which include general obligation, escrowed and revenue bonds. At April 30, 1997, the revenue sources by municipal purpose for these investments, expressed as a percent of total investments, were as follows:



Revenue Bonds:
  Housing Facilities........................................     14%
  Electric Utilities........................................     11
  Health Care Facilities....................................     10
  Pollution Control Facilities..............................      9
  Transportation............................................      7
  Water/Sewer Facilities....................................      5
  Educational Facilities....................................      4
  Lease Rental Facilities...................................      3
  Other.....................................................      7
General Obligation Bonds....................................      8
Escrowed Bonds..............................................     22
                                                                ---
                                                                100%
                                                                ===


     48% of the long-term and intermediate-term investments owned by the Fund are either covered by insurance issued by several private insurers or are backed by an escrow or trust containing U.S. Government or U.S. Government agency securities, both of which ensure the timely payment of principal and interest in the event of default. Such insurance or escrow, however, does not guarantee the market value of the municipal securities or the value of any of the Fund's shares.

     All of the temporary investments in short-term municipal securities have credit enhancements (letters of credit, guarantees or insurance) issued by third party domestic or foreign banks or other institutions.

     For additional information regarding each investment security, refer to the Portfolio of Investments of the Fund.

9. OTHER MATTERS

     On June 3, 1997, after notice to shareholders, the federal district court in Chicago approved the settlement of litigation pending and a similar lawsuit (dismissed in December 1996) which was pending in state court in Hennepin County, Minnesota, against John Nuveen & Co., Incorporated, Nuveen Advisory Corp., current and former directors of two of the Nuveen exchange-traded investment companies, Nuveen Municipal Value Fund, Inc. and Nuveen Premium Income Municipal Fund, Inc., inside counsel to Nuveen & Co. (collectively the "Nuveen Defendants") and the two Funds' former outside legal counsel, making various allegations with respect to the two Funds' January 1994 rights offerings. The settlement, which in no way constitutes an admission of liability by any defendant, will be paid one half each by the insurer for the Funds' former outside counsel and by the insurer for the Nuveen Defendants. The settlement will become final 30 days after its approval, absent appeal. If appealed, the settlement will become final if and when the district court's approval is affirmed.

                   NUVEEN PREMIUM INCOME MUNICIPAL FUND, INC.


                              FINANCIAL HIGHLIGHTS


     Selected data for a Common Share outstanding throughout each period is as follows:


                          SIX
                         MONTHS                     YEAR ENDED 10/31
                         ENDED      -------------------------------------------------
                       4/30/97+++      1996         1995         1994         1993
                       ----------      ----         ----         ----         ----
Net asset value
 beginning of
 period..............  $  14.960    $   15.110   $   14.140   $   16.300   $   15.790
OPERATING
 PERFORMANCE:
 Net investment
   income............       .573         1.158        1.235        1.256        1.431
 Net realized &
   unrealized gain
   (loss) from
   investments.......      (.173)        (.097)       1.006       (2.016)***     .612
DIVIDENDS FROM
 TAX-EXEMPT NET
 INVESTMENT INCOME:
 To Common
   shareholders......      (.477)        (.965)      (1.056)      (1.172)      (1.364)
 To Preferred
   shareholders+.....      (.094)        (.196)       (.215)       (.156)       (.169)
DISTRIBUTIONS FROM
 CAPITAL GAINS:
 To Common
   shareholders......      (.029)        (.050)          --        (.072)          --
 To Preferred
   shareholders+.....         --            --           --           --           --
Organization and
 offering costs and
 Preferred share
 underwriting
 discounts...........         --            --           --           --           --
Net asset value end
 of period...........     14.760        14.960       15.110       14.140       16.300
Per Common share
 market value end of
 period..............     14.125        14.500       14.375       13.250       17.750
Total investment
 return on market
 value**.............        .93%         8.24%       16.88%      (19.13)%      20.96%
Total return on net
 asset value**.......       2.06%         5.92%       14.84%       (5.88)%      12.33%
RATIOS/SUPPLEMENTAL
 DATA:
 Net assets end of
   period (in
   thousands)........  $1,291,656   $1,304,192   $1,313,673   $1,252,208   $1,213,064
 Ratio of expenses to
   average net
   assets++..........        .76%*         .75%         .76%         .77%         .79%
 Ratio of net
   investment income
   to average net
   assets++..........       5.66%*        5.67%        6.13%        6.08%        6.28%
 Portfolio turnover
   rate..............          3%           16%          12%          15%          11%

                          FIVE
                         MONTHS               YEAR ENDED 5/31
                         ENDED      ------------------------------------   7/18/88 TO
                        10/31/92       1992         1991         1990       5/31/89
                        --------       ----         ----         ----      ----------
Net asset value
 beginning of
 period..............  $   15.760   $   15.180   $   14.600   $   14.720   $   14.050
OPERATING
 PERFORMANCE:
 Net investment
   income............        .602        1.492        1.504        1.508        1.101
 Net realized &
   unrealized gain
   (loss) from
   investments.......        .023         .492         .532        (.115)        .741
DIVIDENDS FROM
 TAX-EXEMPT NET
 INVESTMENT INCOME:
 To Common
   shareholders......       (.516)      (1.135)      (1.080)      (1.080)       (.747)
 To Preferred
   shareholders+.....       (.079)       (.269)       (.376)       (.433)       (.268)
DISTRIBUTIONS FROM
 CAPITAL GAINS:
 To Common
   shareholders......          --           --           --           --           --
 To Preferred
   shareholders+.....          --           --           --           --           --
Organization and
 offering costs and
 Preferred share
 underwriting
 discounts...........          --           --           --           --        (.157)
Net asset value end
 of period...........      15.790       15.760       15.180       14.600       14.720
Per Common share
 market value end of
 period..............      15.875       16.250       15.375       15.000       14.875
Total investment
 return on market
 value**.............         .73%       13.32%       10.14%        8.39%        4.38%
Total return on net
 asset value**.......        3.46%       11.72%       11.88%        6.74%       10.44%
RATIOS/SUPPLEMENTAL
 DATA:
 Net assets end of
   period (in
   thousands)........  $1,173,329   $1,167,042   $1,127,103   $1,090,365   $1,089,152
 Ratio of expenses to
   average net
   assets++..........         .78%*        .66%         .65%         .65%         .62%*
 Ratio of net
   investment income
   to average net
   assets++..........        6.33%*       6.71%        6.97%        6.98%        6.92%*
 Portfolio turnover
   rate..............           2%           2%           1%           4%           7%


-------------------------

  * Annualized.

 ** Total Investment Return on Market Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in stock price per share. Total Return on Net Asset Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in net asset value per share.

*** Includes ($.187) effect of the Fund's Rights Offering of shares as a price below NAV and costs of the offering.

  + The amounts shown are based on Common share equivalents.

 ++ Ratios do not reflect the effect of dividend payments to Preferred shareholders.


+++ Unaudited.

                   NUVEEN PREMIUM INCOME MUNICIPAL FUND, INC.


                            PORTFOLIO OF INVESTMENTS
                                OCTOBER 31, 1996


  PRINCIPAL                                                                                  OPT. CALL          MARKET
    AMOUNT                               DESCRIPTION                           RATINGS*    PROVISIONS**         VALUE
  ---------                              -----------                           --------    ------------         ------
                  ALASKA -- 0.8%
$    1,950,000    Alaska Housing Finance Corporation, Insured Mortgage
                    Program Bonds, 1990 First Series, 7.800%, 12/01/30.....       Aa1       12/00 at 102    $    1,983,950
     1,470,000    Alaska State Housing Finance Corporation, Collateralized
                    Home Mortgage Bonds, 1987 Series B, 8.750%, 12/01/16...       Aaa        6/98 at 102         1,522,141
     6,000,000    North Slope Borough, Alaska, General Obligation Refunding
                    Bonds of 1988, Series G, 8.350%, 6/30/98...............        A-       No Opt. Call         6,383,220
                  ARIZONA -- 1.6%
     3,160,000    The Industrial Development Authority of the City of
                    Phoenix, Arizona, Home Purchase Mortgage Revenue Bonds
                    (GNMA Mortgage-Backed Securities Program), Series
                    1988B, 8.200%, 4/01/22 (Alternative Minimum Tax).......       AAA       10/98 at 102         3,315,061
    12,510,000    The Industrial Development Authority of the County of
                    Pima (Arizona), Industrial Development Lease Obligation
                    Refunding Revenue Bonds, 1988 Series A (Irvington
                    Project), 7.250%, 7/15/10..............................       Aaa        1/02 at 103        13,870,337
     4,035,000    The Industrial Development Authority of the County of
                    Pima, Single Family Mortgage Revenue Bonds (GNMA
                    Mortgage-Backed Securities Program), Series 1988,
                    8.125%, 9/01/20 (Alternative Minimum Tax)..............       AAA        3/99 at 102         4,228,599
                  CALIFORNIA -- 15.8%
    17,000,000    California Health Facilities Financing Authority, Kaiser
                    Permanente, Medical Care Program, Semiannual Tender
                    Revenue Bonds, 1985 Tender Bonds, 5.550%, 8/15/25......        AA        2/02 at 101        16,235,510
    14,650,000    California Health Facilities Financing Authority,
                    Hospital Revenue Bonds (Children's Hospital of Los
                    Angeles), 1991 Series A, 7.125%, 6/01/21 (Pre-refunded
                    to 6/01/01)............................................       Aaa        6/01 at 102        16,507,181
    26,725,000    State Public Works Board of the State of California,
                    Lease Revenue Refunding Bonds (The Regents of the
                    University of California), 1993 Series A (Various
                    University of California Projects), 5.500%, 6/01/21....        A1       16/03 at 102        25,295,747
    11,395,000    State Public Works Board of the State of California,
                    Lease Revenue Bonds (Department of Corrections), 1993
                    Series E (California State Prison -- Madera County
                    (II)), 5.500%, 6/01/15.................................         A       No Opt. Call        11,205,729
    15,975,000    State of California Department of Transportation, East
                    Bay State Building Authority, Certificates of
                    Participation, Series 1991A, 6.500%, 3/01/16...........         A        3/01 at 102        16,640,519
    13,000,000    State of California, Various Purpose General Obligation
                    Refunding Bonds, 5.150%, 10/01/19......................        A1       10/03 at 102        12,020,580
    15,285,000    Los Angeles Convention and Exhibition Center Authority,
                    Lease Revenue Bonds, 1993 Refunding Series A, The City
                    of Los Angeles, California, 5.375%, 8/15/18............       Aaa        8/03 at 102        14,585,711
    12,250,000    Los Angeles County Transportation Commission, California,
                    Sales Tax Revenue Refunding Bonds, Series 1991-B,
                    5.750%, 7/01/18........................................       AA-        7/01 at 100        12,121,743
     1,285,000    City of Martinez, California, Home Mortgage Revenue
                    Bonds, 1983 Issue A, 10.750%, 2/01/16..................       Aaa       No Opt. Call         1,962,709
     4,125,000    Redevelopment Agency of the City of Moorpark, Moorpark
                    Redevelopment Project, 1993 Tax Allocation Bonds,
                    6.125%, 10/01/18.......................................        A-       10/03 at 102         4,133,168
    20,000,000    City of Pomona, California, Single Family Mortgage
                    Revenue Refunding Bonds (GNMA and FNMA Mortgage-Backed
                    Securities), Series 1990A, 7.600%, 5/01/23.............       Aaa       No Opt. Call        23,700,200

                   NUVEEN PREMIUM INCOME MUNICIPAL FUND, INC.



                    PORTFOLIO OF INVESTMENTS -- (CONTINUED)

                                OCTOBER 31, 1996

  PRINCIPAL                                                                                  OPT. CALL          MARKET
    AMOUNT                               DESCRIPTION                           RATINGS*    PROVISIONS**         VALUE
  ---------                              -----------                           --------    ------------         ------
                  CALIFORNIA (Continued)
$    3,955,000    City of Redlands, California, Refunding Certificates of
                    Participation (Loma Linda University Medical Center
                    Project), Series 1993-D, 5.000%, 12/01/22..............       Aaa       12/03 at 102    $    3,554,082
     5,000,000    Sacramento, California, Municipal Utility District,
                    Electric Revenue Refunding Bonds, 1993 Series D,
                    5.250%, 11/15/20.......................................       Aaa       11/03 at 102         4,679,450
                  San Bernardino Joint Powers Financing Authority, Tax
                    Allocation Refunding Bonds, Series 1995A:
     6,675,000    5.750%, 10/01/15.........................................       Aaa       10/05 at 102         6,704,170
    12,500,000    5.750%, 10/01/25.........................................       Aaa       10/05 at 102        12,490,500
     3,000,000    Redevelopment Agency of the City and County of San
                    Francisco, Multifamily Housing Refunding Revenue Bonds,
                    Series 1994 (GNMA Collateralized - South Beach Marina
                    Project), 5.700%, 3/01/29..............................       Aaa        3/04 at 102         2,930,460
     6,455,000    The Regents of the University of California, Refunding
                    Revenue Bonds (Multiple Purpose Projects), Series C,
                    5.000%, 9/01/11........................................       Aaa        9/03 at 102         6,152,131
    17,540,000    The Regents of the University of California, Refunding
                    Revenue Bonds (Multiple Purpose Projects), Series B,
                    4.750%, 9/01/21........................................       Aaa        9/03 at 102        15,203,497
                  COLORADO--2.9%
                  City and County of Denver, Colorado, Airport System
                    Revenue Bonds, Series 1991D:
     9,325,000    7.750%, 11/15/13 (Alternative Minimum Tax)...............       Baa       No Opt. Call        11,101,226
     8,250,000    7.750%, 11/15/21 (Alternative Minimum Tax)...............       Baa       11/01 at 102         9,142,155
     3,500,000    City and County of Denver, Colorado, Airport System
                    Revenue Bonds, Series 1992B, 7.250%, 11/15/23
                    (Alternative Minimum Tax)..............................       Baa       11/02 at 102         3,772,370
     8,700,000    City and County of Denver, Colorado, Airport System
                    Revenue Bonds, Series 1992C, 6.750%, 11/15/22
                    (Alternative Minimum Tax)..............................       Baa       11/02 at 102         9,024,075
     3,465,000    Colorado Local Single Family Mortgage Revenue Bonds, City
                    and County of Denver, Colorado, GNMA Mortgage-Backed
                    Securities Program, Series 1988A, 8.125%, 12/01/20
                    (Alternative Minimum Tax)..............................       AAA       12/98 at 102         3,621,549
     1,083,276    El Paso County, Colorado, Single Family Mortgage Revenue
                    Tax-Exempt Refunding Bonds, Series 1992A Class A-2,
                    8.750%, 6/01/11........................................       Aaa       No Opt. Call         1,175,247
                  DISTRICT OF COLUMBIA -- 2.1%
    11,040,000    District of Columbia, Hospital Revenue Refunding Bonds
                    (Providence Hospital Issue), Series 1988A, 7.875%,
                    12/01/15...............................................        Aa       12/98 at 102        11,910,504
    14,800,000    District of Columbia Housing Finance Agency,
                    Collateralized Single Family Mortgage Revenue Bonds,
                    Series 1988E-4, 6.375%, 6/01/26 (Alternative Minimum
                    Tax)...................................................       AAA       12/04 at 103        15,087,564
                  FLORIDA -- 4.5%
    10,250,000    Florida Housing Finance Agency, GNMA Collateralized Home
                    Ownership Mortgage Revenue Bonds, 1988 Series G1 Bonds,
                    8.300%, 6/01/20 (Alternative Minimum Tax)..............       Aaa       12/98 at 103        10,695,875
     9,290,000    State of Florida, Full Faith and Credit, Department of
                    Transportation Right-of-Way Acquisition and Bridge
                    Construction Bonds, Series 1995, 5.800%, 7/01/21.......        Aa        7/05 at 101         9,374,632
                  Greater Orlando Aviation Authority, Airport Facilities
                    Revenue Bonds, Series 1988 of the City of Orlando,
                    Florida:
     1,470,000    8.375%, 10/01/16 (Alternative Minimum Tax) (Pre-refunded
                    to 10/01/98)...........................................        A1       10/98 at 102         1,610,414
    13,530,000    8.375%, 10/01/16 (Alternative Minimum Tax)...............        A1       10/98 at 102        14,637,566


                   NUVEEN PREMIUM INCOME MUNICIPAL FUND, INC.



                    PORTFOLIO OF INVESTMENTS -- (CONTINUED)

                                OCTOBER 31, 1996

  PRINCIPAL                                                                                  OPT. CALL          MARKET
    AMOUNT                               DESCRIPTION                           RATINGS*    PROVISIONS**         VALUE
  ---------                              -----------                           --------    ------------         ------
                  FLORIDA (Continued)
                  City of Pensacola Health Facilities Authority, Health
                    Facilities Revenue Refunding Bonds, Series 1988
                    (Daughters of Charity National Health System Sacred
                    Heart Hospital of Pensacola Florida):
$   11,655,000    7.875%, 1/01/08 (Pre-refunded to 1/01/98)................       Aaa            1/98 at    $   12,346,608
                                                                                                 101 1/2
     9,435,000    7.875%, 1/01/11 (Pre-refunded to 1/01/98)................       Aaa            1/98 at         9,994,873
                                                                                                 101 1/2
                  GEORGIA -- 3.2%
     7,700,000    Municipal Electric Authority of Georgia, Power Revenue
                    Bonds, Series Q, 8.375%, 1/01/16.......................         A        1/98 at 102         8,205,967
     5,850,000    Municipal Electric Authority of Georgia, Power Revenue
                    Bonds, Series Q, 8.125%, 1/01/17.......................         A        1/98 at 102         6,217,965
     2,410,000    Urban Residential Finance Authority of the City of
                    Atlanta, Georgia, Single Family Mortgage Revenue Bonds
                    (GNMA Collateralized Home Mortgage Program), Series
                    1988, in cooperation with the Housing Authority of
                    Fulton County, Georgia, 8.250%, 10/01/21 (Alternative
                    Minimum Tax)...........................................       AAA       10/98 at 103         2,522,306
    23,420,000    Development Authority of Monroe County, Georgia,
                    Pollution Control Revenue Bonds (Georgia Power Company
                    Plant Scherer Project), Second Series 1994, 6.750%,
                    10/01/24...............................................        A1       10/99 at 102        24,446,733
                  ILLINOIS -- 5.2%
     8,230,000    Illinois Development Finance Authority, Pollution Control
                    Refunding Revenue Bonds, 1994 Series A (Illinois Power
                    Company Project), 5.700%, 2/01/24......................       Aaa        2/04 at 102         8,133,791
     8,500,000    Illinois Educational Facilities Authority, Revenue
                    Refunding Bonds, The University of Chicago, Series
                    1993B, 5.600%, 7/01/24.................................       Aa1        7/03 at 102         8,159,150
     5,000,000    Illinois Health Facilities Authority, Revenue Bonds,
                    Series 1992 (Highland Park Hospital), 6.200%,
                    10/01/22...............................................       Aaa       10/02 at 102         5,136,400
    13,400,000    Illinois Health Facilities Authority, Revenue Bonds,
                    Series 1988B (Evangelical Hospitals Corporation),
                    8.100%, 1/01/08 (Pre-refunded to 1/01/99)..............       Aaa        1/99 at 102        14,656,250
                  Illinois Housing Development Authority, Residential
                    Mortgage Revenue Bonds, 1988 Series C:
     7,020,000      8.100%, 8/01/17..........................................      Aa        8/98 at 103         7,410,803
     6,250,000      8.100%, 2/01/22 (Alternative Minimum Tax)................      Aa        8/98 at 102         6,496,313
     5,900,000    City of Chicago, Illinois, Chicago - O'Hare International
                    Airport, General Airport Second Lien, Revenue Refunding
                    Bonds, 1993 Series C, 5.000%, 1/01/18..................       Aaa        1/04 at 102         5,365,106
     5,000,000    City of Chicago, Collateralized Single Family Mortgage
                    Revenue Bonds, Series 1996-A, 7.000%, 9/01/27
                    (Alternative Minimum Tax)..............................       Aaa        3/06 at 105         5,519,400
       785,000    Regional Transportation Authority, Cook, DuPage, Kane,
                    Lake, McHenry and Will Counties, Illinois, General
                    Obligation Bonds, Series 1992B, 9.000%, 6/01/06........       Aaa       No Opt. Call         1,018,577
     4,925,000    Regional Transportation Authority, Cook, DuPage, Kane,
                    Lake, McHenry and Will Counties, Illinois, General
                    Obligation Bonds, Series 1992A, 9.000%, 6/01/06........       Aaa       No Opt. Call         6,390,434
                  INDIANA -- 3.7%
     2,550,000    Indiana State Office Building Commission, Correctional
                    Facilities Program Revenue Bonds, Series 1995A, 5.500%,
                    7/01/20................................................       Aaa        7/05 at 102         2,469,497
    30,000,000    The Indianapolis Local Public Improvement Bond Bank,
                    Series 1988 D Bonds, 8.500%, 2/01/18 (Pre-refunded to
                    2/01/98)...............................................       N/R        2/98 at 102        32,162,700


                   NUVEEN PREMIUM INCOME MUNICIPAL FUND, INC.



                    PORTFOLIO OF INVESTMENTS -- (CONTINUED)

                                OCTOBER 31, 1996

  PRINCIPAL                                                                                  OPT. CALL          MARKET
    AMOUNT                               DESCRIPTION                           RATINGS*    PROVISIONS**         VALUE
  ---------                              -----------                           --------    ------------         ------
                  INDIANA (Continued)
$    8,000,000    Metropolitan School District of Steuben County Middle
                    School Building Corporation, First Mortgage Bonds,
                    Series 1995, Steuben County, Indiana, 6.375%,
                    7/15/16................................................       Aaa        7/05 at 102    $    8,644,000
     5,300,000    Whitley County Middle School Building Corporation, First
                    Mortgage Bonds, Series 1994, Columbia City, Indiana,
                    6.250%, 7/15/15........................................       Aaa        1/04 at 102         5,628,812
                  IOWA -- 0.8%
     3,000,000    Iowa Finance Authority, Private College Refunding Revenue
                    Bonds (Drake University Project), Series 1996, 5.400%,
                    12/01/16...............................................       Aaa       12/05 at 102         2,919,240
     5,785,000    Iowa Finance Authority, Variable Rate Demand Industrial
                    Revenue Refunding Bonds, Series A 1989 (Urbandale Hotel
                    Corporation Project No. 00475), 8.500%, 8/01/16
                    (Alternative Minimum Tax) (Pre-refunded to 7/15/14)....       AAA        7/14 at 100         7,718,694
                  KANSAS -- 0.8%
     9,815,000    Sedgwick County, Kansas and Shawnee County, Kansas, GNMA
                    Collateralized Mortgage Revenue Bonds, 1988 Series E,
                    8.250%, 11/01/20 (Alternative Minimum Tax).............       AAA       11/98 at 103        10,311,933
                  LOUISIANA -- 0.9%
     7,660,000    Louisiana Public Facilities Authority, Extended Care
                    Facilities Revenue Bonds (Comm-Care Corporation
                    Project), Series 1994, 11.000%, 2/01/14................       BBB       No Opt. Call        10,291,133
     1,610,000    East Baton Rouge Mortgage Finance Authority, Single
                    Family Mortgage Revenue Refunding Bonds (GNMA and FNMA
                    Mortgage-Backed Securities Program), Series 1993B
                    Bonds, 5.300%, 10/01/14................................       Aaa       10/03 at 102         1,531,271
                  MASSACHUSETTS -- 0.9%
     3,000,000    Massachusetts Industrial Finance Agency, Resource
                    Recovery Revenue Bonds, Semass Project, Series 1991B,
                    9.250%, 7/01/15 (Alternative Minimum Tax)..............       N/R        7/01 at 103         3,354,720
     8,800,000    Massachusetts Water Resources Authority, General Revenue
                    Bonds, 1990 Series A, 5.500%, 7/15/22..................         A        7/02 at 100         8,499,920
                  MICHIGAN -- 1.6%
     4,000,000    School District of the City of Detroit, Wayne County,
                    Michigan, School Building and Site Improvement and
                    Refunding Bonds (Unlimited Tax General Obligation),
                    Series 1993, 5.400%, 5/01/13...........................        Aa        5/03 at 102         3,908,280
     8,870,000    City of Detroit, Michigan, Sewage Disposal System Revenue
                    Bonds, Series 1995-A, 5.000%, 7/01/25..................       Aaa        7/05 at 100         8,026,374
     9,625,000    Livonia Public Schools School District, County of Wayne,
                    State of Michigan, 1993 Refunding Bonds, 5.500%,
                    5/01/21................................................       Aaa        5/03 at 102         9,292,456
                  MINNESOTA -- 4.3%
    13,645,000    Minnesota Housing Finance Agency, Single Family Mortgage
                    Bonds, 1988 Series C, 8.500%, 7/01/19 (Alternative
                    Minimum Tax)...........................................       AA+        7/98 at 102        14,317,835
     2,945,000    The Minneapolis/Saint Paul Housing Finance Board, Single
                    Family Mortgage Revenue Bonds (Minneapolis/Saint Paul
                    Family Housing Program, Phase X, FNMA and GNMA
                    Mortgage-Backed Securities Program), Series 1994,
                    7.500%, 11/01/27 (Alternative Minimum Tax).............       AAA       11/04 at 102         3,099,377
    21,970,000    The Housing and Redevelopment Authority of the City of
                    Saint Paul, Minnesota, Sales Tax Revenue Refunding
                    Bonds (Civic Center Project), Series 1996, 7.100%,
                    11/01/23...............................................       Aaa       11/15 at 103        26,202,301


                   NUVEEN PREMIUM INCOME MUNICIPAL FUND, INC.



                    PORTFOLIO OF INVESTMENTS -- (CONTINUED)

                                OCTOBER 31, 1996


  PRINCIPAL                                                                                  OPT. CALL          MARKET
    AMOUNT                               DESCRIPTION                           RATINGS*    PROVISIONS**         VALUE
  ---------                              -----------                           --------    ------------         ------
                  MINNESOTA (Continued)
$    2,900,000    Housing and Redevelopment Authority of the City of Saint
                    Paul, Minnesota, Single Family Mortgage Revenue Bonds,
                    Refunding Series 1991-B, 7.250%, 9/01/11...............        Aa       No Opt. Call    $    3,064,923
     8,635,000    Port Authority of the City of Saint Paul, Energy Park Tax
                    Increment Revenue Refunding Bonds, Series 1988, 8.000%,
                    12/01/07 (Pre-refunded to 12/01/98)....................       AAA       12/98 at 102         9,285,906
                  MISSOURI -- 1.6%
     7,000,000    Missouri Housing Development Commission Single Family
                    Mortgage Revenue Bonds (Homeownership Loan Program),
                    1996 Series C, 7.450%, 9/01/27 (Alternative Minimum
                    Tax)...................................................       AAA        3/07 at 105         7,727,090
    11,120,000    Francis Howell School District, St. Charles County,
                    Missouri, General Obligation Refunding Bonds, Series
                    1994A, 7.800%, 3/01/08.................................       AAA       No Opt. Call        13,712,739
                  NEVADA -- 0.8%
    10,000,000    Clark County School District, Nevada, General Obligation,
                    School Improvement Bonds, Series 1988A, 8.000%, 3/01/08
                    (Pre-Refunded to 3/01/98)..............................       N/R        3/98 at 102        10,681,500
                  NEW HAMPSHIRE -- 2.3%
    10,000,000    Business Finance Authority of the State of New Hampshire,
                    Pollution Control Refunding Revenue Bonds (The United
                    Illuminating Company Project -- 1993 Series A), 5.875%,
                    10/01/33...............................................      BBB-       10/03 at 102         9,312,400
    11,000,000    New Hampshire Housing Finance Authority, Single Family
                    Mortgage Revenue Bonds, 1993 Series B, 6.050%,
                    7/01/25................................................        Aa        7/03 at 102        11,050,380
     9,135,000    New Hampshire Housing Finance Authority Single Family
                    Mortgage Acquisition Revenue Bonds, 1996 Series B,
                    6.400%, 1/01/27 (Alternative Minimum Tax)..............        Aa         7/06 at 10         9,287,920
                  NEW MEXICO -- 0.5%
     5,655,000    New Mexico Mortgage Finance Authority, Single Family
                    Mortgage Purchase Refunding Senior Bonds, 1992 Series
                    A, 6.900%, 7/01/24.....................................       Aa1        7/02 at 102         5,921,068
                  NEW YORK -- 9.0%
    12,365,000    New York State Energy Research and Development Authority,
                    Facilities Revenue Bonds, Series 1993 A (Consolidated
                    Edison Company of New York, Inc. Project), 6.000%,
                    3/15/28 (Alternative Minimum Tax)......................        A1        3/03 at 102        12,401,848
    16,960,000    New York State Medical Care Facilities Finance Agency,
                    Hospital and Nursing Home FHA-Insured Mortgage Revenue
                    Bonds, 1993 Series B, 5.500%, 2/15/22..................       AAA        2/04 at 102        16,276,851
    18,000,000    Metropolitan Transportation Authority, New York, Commuter
                    Facilities 1987 Service Contract Bonds, Series 2,
                    8.000%, 7/01/18 (Pre-refunded to 7/01/98)..............       Aaa        7/98 at 102        19,486,440
    11,540,000    Municipal Assistance Corporation for the City of New York
                    (A Public Benefit Corporation of the State of New
                    York), Series 60 Bonds, 7.000%, 7/01/06................        Aa        7/97 at 102        11,970,327
     7,060,000    Municipal Assistance Corporation for the City of New York
                    (A Public Benefit Corporation of the State of New
                    York), Series 61 Bonds, 6.875%, 7/01/07................        Aa        7/97 at 102         7,332,304
     7,500,000    The City of New York, General Obligation Bonds, Fiscal
                    1991 Series B, 9.500%, 6/01/03.........................      Baal       No Opt. Call         9,128,400
    10,000,000    The City of New York, General Obligation Bonds, Fiscal
                    1996 Series G, 5.750%, 2/01/07.........................      Baa1            2/06 at         9,930,300
                                                                                                 101 1/2
    12,930,000    New York City Municipal Water Finance Authority, Water
                    and Sewer Revenue Bonds, Fiscal 1993 Series A, 5.500%,
                    6/15/20................................................         A        6/02 at 100        12,282,336


                   NUVEEN PREMIUM INCOME MUNICIPAL FUND, INC.



                    PORTFOLIO OF INVESTMENTS -- (CONTINUED)

                                OCTOBER 31, 1996

  PRINCIPAL                                                                                  OPT. CALL          MARKET
    AMOUNT                               DESCRIPTION                           RATINGS*    PROVISIONS**         VALUE
  ---------                              -----------                           --------    ------------         ------
                  NEW YORK (Continued)
$   10,000,000    New York City Municipal Water Finance Authority, Water
                    and Sewer System Revenue Bonds, Fiscal 1996 Series B,
                    5.750%, 6/15/26........................................       Aaa        6/06 at 101    $    9,992,200
     7,955,000    New York City Municipal Water Finance Authority, Water
                    and Sewer System Revenue Bonds, Series 1992C, 6.500%,
                    6/15/21 (Pre-refunded to 6/15/97)......................       Aaa            6/97 at         8,209,003
                                                                                                 101 1/2
                  NORTH CAROLINA -- 1.6%
    16,415,000    North Carolina Eastern Municipal Power Agency, Power
                    System Revenue Bonds, Refunding Series 1988 A, 8.000%,
                    1/01/21 (Pre-refunded to 1/01/98)......................       Aaa        1/98 at 102        17,481,975
                  North Carolina Eastern Municipal Power Agency, Power
                    System Revenue Bonds, Refunding Series 1987 A:
       395,000    7.250%, 1/01/21 (Pre-refunded to 1/01/97)................       Aaa        1/97 at 102           405,175
     2,605,000    7.250%, 1/01/21..........................................      Baa1        1/97 at 102         2,661,138
                  OHIO -- 1.5%
     7,540,000    Ohio Housing Finance Agency, Single Family Mortgage
                    Revenue Bonds (GNMA Mortgage-Backed Securities
                    Program), 1988 Series B, 8.250%, 12/15/19 (Alternative
                    Minimum Tax)...........................................       AAA       12/98 at 102         7,974,153
    11,300,000    State of Ohio, Turnpike Revenue Bonds, 1994 Series A,
                    Issued by the Ohio Turnpike Commission, 5.750%,
                    2/15/24................................................       AA-        2/04 at 102        11,260,337
                  OKLAHOMA -- 1.6%
    12,730,000    Oklahoma Housing Finance Agency, GNMA Collateralized
                    Single Family Mortgage Revenue Bonds, Series 1988A,
                    8.250%, 12/01/20 (Alternative Minimum Tax).............       AAA       12/98 at 102        13,303,232
     6,750,000    Washington County Medical Authority (Bartlesville,
                    Oklahoma), Hospital Revenue Bonds (Jane Phillips
                    Episcopal Hospital), Series 1989A, 8.500%, 11/01/10
                    (Pre-refunded to 5/01/99)..............................       BBB        5/99 at 102         7,528,208
                  PENNSYLVANIA -- 4.2%
    10,000,000    Pennsylvania Housing Finance Agency, Single Family
                    Mortgage Revenue Bonds, Series 1993-37A, 5.450%,
                    10/01/17...............................................       AA+       10/03 at 102         9,672,500
    14,500,000    County of Allegheny, Pennsylvania, Airport Revenue Bonds,
                    Series 1988C (Greater Pittsburgh International
                    Airport), 8.250%, 1/01/16 (Alternative Minimum Tax)....       Aaa        1/98 at 102        15,391,170
    12,875,000    Allegheny County Hospital Development Authority
                    (Pennsylvania), Health Center Revenue Bonds, Series
                    1992A (Presbyterian University Health System, Inc.
                    Project ), 6.250%, 11/01/23............................       Aaa       11/02 at 100        13,319,703
     5,000,000    The School District of Philadelphia, Pennsylvania,
                    General Obligation Bonds, Series B of 1995, 5.500%,
                    9/01/25................................................       Aaa        9/05 at 102         4,869,200
    10,180,000    City of Philadelphia, Pennsylvania, Water and Sewer
                    Revenue Bonds, Sixteenth Series, 7.500%, 8/01/10
                    (Pre-refunded to 8/01/01)..............................       AAA        8/01 at 102        11,639,201
                  SOUTH CAROLINA -- 1.2%
    17,250,000    South Carolina Jobs -- Economic Development Authority,
                    Hospital Revenue Bonds (Anderson Area Medical Center,
                    Inc.), Series 1996, 5.250%, 2/01/26....................       Aaa        2/06 at 102        16,114,950
                  TEXAS -- 8.0%
    10,305,000    Alliance Airport Authority, Inc., Special Facilities
                    Revenue Bonds, Series 1990 (American Airlines, Inc.
                    Project), 7.500%, 12/01/29 (Alternative Minimum Tax)...      Baa2       12/00 at 102        10,983,893
    10,095,000    Brazos River Authority, Texas, Collateralized Revenue
                    Refunding Bonds (Houston Lighting & Power Company
                    Project), Series 1988A, 8.250%, 5/01/19................        A2        5/98 at 102        10,774,494


                   NUVEEN PREMIUM INCOME MUNICIPAL FUND, INC.



                    PORTFOLIO OF INVESTMENTS -- (CONTINUED)

                                OCTOBER 31, 1996

  PRINCIPAL                                                                                  OPT. CALL          MARKET
    AMOUNT                               DESCRIPTION                           RATINGS*    PROVISIONS**         VALUE
  ---------                              -----------                           --------    ------------         ------
                  TEXAS (Continued)
$    5,565,000    Dallas-Forth Worth International Airport Facility
                    Improvement Corporation, American Airlines, Inc.
                    Revenue Bonds, Series 1990, 7.500%, 11/01/25
                    (Alternative Minimum Tax)..............................      Baa2       11/00 at 102    $    5,926,836
    40,000,000    Harris County Health Facilities Development Corporation,
                    Adjustable Convertible Extendable Securities (Greater
                    Houston Pooled Health Care Loan Program), Series 1985B,
                    7.375%, 12/01/25 (Mandatory put 12/01/98)..............       Aa3           11/96 at        40,324,000
                                                                                                 100 1/2
     3,385,000    Harris County, Texas, Toll Road Senior Lien Revenue
                    Bonds, Series 1985-B, 8.700%, 8/15/17 (Pre-refunded to
                    8/15/97)...............................................       AAA        8/97 at 103         3,612,472
    12,700,000    Harris, County, Texas, Toll Road Multiple Mode Senior
                    Lien Revenue Bonds, Series 1985-D, 8.300%, 8/15/17
                    (Pre-refunded to 8/15/98)..............................       AAA        8/98 at 103        13,975,969
    15,000,000    Harris County, Texas, Toll Road Senior Lien Revenue
                    Refunding Bonds, Series 1994, 5.300%, 8/15/13..........       Aaa        8/04 at 102        14,616,450
     4,500,000    Tyler Health Facilities Development Corporation, Hospital
                    Refunding Revenue Bonds (East Texas Hospital Foundation
                    Project), Series 1988A, 8.250%, 11/01/06 (Pre-refunded
                    to 11/01/98)...........................................        AA       11/98 at 102         4,933,080
                  UTAH -- 2.4%
     6,550,000    Intermountain Power Agency, Utah, Power Supply Revenue
                    Refunding Bonds, 1987 Series D, 8.625%, 7/01/21........        Aa        7/97 at 102         6,866,496
     3,000,000    Intermountain Power Agency, Utah, Power Supply Revenue
                    Refunding Bonds, 1987 Series C, 8.625%, 7/01/21
                    (Pre-refunded to 7/01/97)..............................       Aaa        7/97 at 102         3,154,140
    20,000,000    Intermountain Power Agency (Utah), Power Supply Revenue
                    Bonds, Series 1987B, 7.200%, 7/01/19...................        Aa        7/97 at 102        20,781,200
                  VIRGINIA -- 0.8%
     1,000,000    Virginia Housing Development Authority, Commonwealth
                    Mortgage Bonds, 1987 Series C, Subseries C-7, 8.375%,
                    1/01/28 (Alternative Minimum Tax)......................       Aa1       11/99 at 102         1,012,960
                  Virginia Housing Development Authority, Commonwealth
                    Mortgage Bonds, 1992 Series B-AMT, Subseries B-7:
     2,445,000      5.600%, 7/01/21 (Alternative Minimum Tax)..............       Aa1        1/02 at 102         2,298,765
     7,605,000      5.650%, 1/01/27 (Alternative Minimum Tax)..............       Aa1        1/02 at 102         7,164,747
                  WASHINGTON -- 11.9%
     5,000,000    Washington Health Care Facilities Authority, Revenue
                    Bonds, Series 1987 (Virginia Mason Medical Center,
                    Seattle), 8.000%, 7/01/15..............................       Aaa        7/97 at 102         5,225,050
    12,900,000    Washington Public Power Supply System, Nuclear Project
                    No. 1 Refunding Revenue Bonds, Series 1993A, 5.700%,
                    7/01/17................................................       Aaa        7/03 at 102        12,691,278
    22,370,000    Washington Public Power Supply System, Nuclear Project
                    No. 1 Refunding Revenue Bonds, Series 1993B, 5.600%,
                    7/10/15................................................       Aaa        7/03 at 102        21,774,958
     4,300,000    Washington Public Power Supply System, Nuclear Project
                    No. 1 Refunding Revenue Bonds, Series 1989B, 7.250%,
                    7/10/15 (Pre-refunded to 1/01/00)......................       Aaa        1/00 at 102         4,737,697
                  Washington Public Power Supply System, Nuclear Project
                    No. 1, Refunding Revenue Bonds, Series 1989A:
     4,060,000      7.500%, 7/01/15 (Pre-refunded to 7/01/99)..............       Aaa        7/99 at 102         4,459,991
    11,900,000      7.500%, 7/01/15 (Pre-refunded to 7/01/99)..............       Aa1        7/99 at 102        13,085,002
     7,500,000    Washington Public Power Supply System, Nuclear Project
                    No. 2, Refunding Revenue Bonds, Series 1991A, 6.000%,
                    7/01/12................................................       Aa1        7/01 at 100         7,530,975
    14,440,000    Washington Public Power Supply System, Nuclear Project
                    No. 2 Refunding Revenue Bonds, Series 1993A, 5.750%,
                    7/01/12................................................       Aa1        7/03 at 102        14,270,041


                   NUVEEN PREMIUM INCOME MUNICIPAL FUND, INC.



                    PORTFOLIO OF INVESTMENTS -- (CONTINUED)

                                OCTOBER 31, 1996

  PRINCIPAL                                                                                  OPT. CALL          MARKET
    AMOUNT                               DESCRIPTION                           RATINGS*    PROVISIONS**         VALUE
  ---------                              -----------                           --------    ------------         ------
                  WASHINGTON (Continued)
$    6,770,000    Washington Public Power Supply System, Nuclear Project
                    No. 2 Refunding Revenue Bonds, Series 1993B, 5.625%,
                    7/01/12................................................       Aa1        7/03 at 102    $    6,604,338
    21,530,000    Washington Public Power Supply System, Nuclear Project
                    No. 3 Refunding Revenue Bonds, Series 1993C, 5.375%,
                    7/01/15................................................       Aa1        7/03 at 102        20,247,888
    13,500,000    Washington Public Power Supply System, Nuclear Project
                    No. 3 Refunding Revenue Bonds, Series 1989B, 7.250%,
                    7/01/15 (Pre-refunded to 1/01/00)......................       Aaa        1/00 at 102        14,874,165
    17,050,000    Municipality of Metropolitan Seattle, Seattle,
                    Washington, Sewer Refunding Revenue Bonds, Series Z,
                    5.500%, 1/01/33........................................       Aaa        1/03 at 102        16,142,940
     6,360,000    Public Utility District No. 1 of Snohomish County,
                    Washington, Generation System Revenue Bonds, Series
                    1993, 5.500%, 1/01/14..................................       Aaa        1/03 at 100         6,265,807
     7,000,000    City of Spokane, Washington, Regional Solid Waste
                    Management System Revenue Bonds, Series 1989B, 7.750%,
                    1/01/11 (Alternative Minimum Tax)......................       Aaa        1/99 at 102         7,585,830
                  WEST VIRGINIA -- 1.2%
    15,000,000    West Virginia Housing Development Fund, Housing Finance
                    Bonds, 1992 Series D, 7.050%, 11/01/24.................       Aa1        5/02 at 102        15,865,950
                  PUERTO RICO -- 0.4%
     5,250,000    Puerto Rico Electric Power Authority, Power Revenue
                    Bonds, Series X, 5.500%, 7/01/25.......................      Baa1        7/05 at 100         4,971,224
--------------------------------------------------------------------------------------------------------------------------
$1,237,073,276    Total Investments -- (cost $1,232,758,410) -- 98.1%...................................     1,280,412,304
--------------------------------------------------------------------------------------------------------------------------
                  TEMPORARY INVESTMENTS IN SHORT-TERM MUNICIPAL SECURITIES
                  -- 0.1%

$      100,000    Maricopa County, Arizona Pollution Control Corporation,
==============      Public Service Company Palo Verde Project), 1994 Series
                    C, Variable Rate Demand Bonds, 3.600%, 5/01/29+........
                                                                                 A-1+                              100,000
                  --------------------------------------------------------------------------------------------------------
                  Other Assets Less Liabilities -- 1.8%.................................................        23,679,463
                  --------------------------------------------------------------------------------------------------------
                  Net Assets -- 100%....................................................................    $1,304,191,767
                  ========================================================================================================




                           STANDARD                             NUMBER OF        MARKET       MARKET
                           & POOR'S             MOODY'S         SECURITIES       VALUE        PERCENT
-----------------------------------------------------------------------------------------------------
Summary of              AAA              Aaa                         69      $  633,219,899      49%
ratings*                AA+, AA, AA-     Aa1, Aa, Aa2, Aa3           31         322,463,921      25
portfolio of            A+               A1                           6          90,412,888       7
investments             A, A-            A, A2, A3                    9          84,343,318       7
(excluding              BBB+, BBB, BBB-  Baa1, Baa, Baa2, Baa3       13         103,773,358       8
temporary               Non-Rated        Non-Rated                    3          46,198,920       4
investments):
-----------------------------------------------------------------------------------------------------
    TOTAL.....................................................      131      $1,280,412,304     100%
=====================================================================================================
*        Ratings (not covered by the report of independent auditors):
         Using the higher of Standard & Poor's or Moody's rating.
N/R      Investment is not rated.
**       Optional Call Provisions (not covered by the report of
         independent auditors): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
+        The security has a maturity of more than one year, but has variable rate and demand features which qualify it as a
         short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market
         conditions or a specified market index.
               See accompanying notes to financial statements.

                   NUVEEN PREMIUM INCOME MUNICIPAL FUND, INC.


                            STATEMENT OF NET ASSETS
                                OCTOBER 31, 1996


ASSETS
Investments in municipal securities, at market value (note
  1)........................................................    $1,280,412,304
Temporary investments in short-term municipal securities, at
  amortized cost (note 1)...................................           100,000
Cash........................................................           417,891
Receivables:
  Interest..................................................        26,961,591
  Investments sold..........................................         2,092,226
Other assets................................................           605,101
                                                                --------------
       Total assets.........................................     1,310,589,113
                                                                --------------
LIABILITIES
Accrued expenses:
  Management fees (note 6)..................................           680,514
  Other.....................................................           339,840
Preferred share dividends payable...........................           306,050
Common share dividends payable..............................         5,070,942
                                                                --------------
       Total liabilities....................................         6,397,346
                                                                --------------
Net assets (note 7).........................................    $1,304,191,767
                                                                ==============
Preferred shares, at liquidation value......................    $  350,000,000
                                                                ==============
Preferred shares outstanding................................            14,000
                                                                ==============
Common shares outstanding...................................        63,785,431
                                                                ==============
Net asset value per Common share outstanding (net assets
  less Preferred shares at liquidation value, divided by
  Common shares outstanding)................................    $        14.96
                                                                ==============


                See accompanying notes to financial statements.

                   NUVEEN PREMIUM INCOME MUNICIPAL FUND, INC.


                            STATEMENT OF OPERATIONS

                          YEAR ENDED OCTOBER 31, 1996


INVESTMENT INCOME
Tax-exempt interest income (note 1).........................    $83,668,548
                                                                -----------
Expenses:
  Management fees (note 6)..................................      8,045,628
  Preferred shares -- remarketing fees......................        816,659
  Preferred shares -- dividend disbursing agent fees........         30,000
  Shareholders' servicing agent fees and expenses...........        273,678
  Custodian's fees and expenses.............................        114,442
  Directors' fees and expenses (note 6).....................         42,961
  Professional fees.........................................         37,297
  Shareholders' reports -- printing and mailing expenses....        257,036
  Stock exchange listing fees...............................         44,336
  Investor relations expense................................         97,531
  Other expenses............................................         40,399
                                                                -----------
       Total expenses.......................................      9,799,967
                                                                -----------
          Net investment income.............................     73,868,581
                                                                -----------
REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
Net realized gain from investment transactions, net of
  taxes, if applicable (notes 1 and 3)......................      1,864,659
Net change in unrealized appreciation or depreciation of
  investments...............................................     (8,027,802)
                                                                -----------
          Net gain (loss) from investments..................     (6,163,143)
                                                                -----------
Net increase in net assets from operations..................    $67,705,438
                                                                ===========


                See accompanying notes to financial statements.

                   NUVEEN PREMIUM INCOME MUNICIPAL FUND, INC.



                       STATEMENT OF CHANGES IN NET ASSETS



                                                                  YEAR ENDED        YEAR ENDED
                                                                   10/31/96          10/31/95
                                                                  ----------        ----------
OPERATIONS
Net investment income.......................................    $   73,868,581    $   78,793,817
Net realized gain from investment transactions, net of
  taxes, if applicable (notes 1 and 3)......................         1,864,659         4,129,049
Net change in unrealized appreciation or depreciation of
  investments...............................................        (8,027,802)       59,644,723
                                                                --------------    --------------
  Net increase in net assets from operations................        67,705,438       142,567,589
                                                                --------------    --------------
DISTRIBUTIONS TO SHAREHOLDERS (note 1)
From undistributed net investment income:
     Common shareholders....................................       (61,521,076)      (67,357,422)
     Preferred shareholders.................................       (12,507,980)      (13,745,101)
From accumulated net realized gains from investment
  transactions:
     Common shareholders....................................        (3,157,383)               --
                                                                --------------    --------------
  Decrease in net assets from distributions to
     shareholders...........................................       (77,186,439)      (81,102,523)
                                                                --------------    --------------
     Net increase (decrease) in net assets..................        (9,481,001)       61,465,066
Net assets at beginning of year.............................     1,313,672,768     1,252,207,702
                                                                --------------    --------------
Net assets at end of year...................................    $1,304,191,767    $1,313,672,768
                                                                ==============    ==============
Balance of undistributed net investment income at end of
  year......................................................    $      687,524    $      847,999
                                                                ==============    ==============


                See accompanying notes to financial statements.

                   NUVEEN PREMIUM INCOME MUNICIPAL FUND, INC.



                         NOTES TO FINANCIAL STATEMENTS

                                OCTOBER 31, 1996

1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES


     Nuveen Premium Income Municipal Fund, Inc. (the "Fund") invests primarily in a diversified portfolio of municipal obligations issued by state and local government authorities. The Fund is registered under the Investment Company Act of 1940 as a closed-end, diversified management investment company.


     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with generally accepted accounting principles.

  Securities Valuation

     Portfolio securities for which market quotations are readily available are valued at the mean between the quoted bid and asked prices or the yield equivalent. Portfolio securities for which market quotations are not readily available are valued at fair value by consistent application of methods determined in good faith by the Board of Directors. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are traded and valued at amortized cost.

  Securities Transactions

     Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the transaction date. The securities so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of their purchase commitments. At October 31, 1996, there were no such purchase commitments in the Fund.

  Interest Income

     Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.

  Federal Income Taxes


     The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies by distributing to shareholders all of its tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount realized from investment transactions. The Fund currently considers significant net realized capital gains and/or market discount as amounts in excess of $.001 per Common share. Furthermore, the Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal income tax, to retain such tax-exempt status when distributed to shareholders of the Fund. All regular monthly income dividends paid during the year ended October 31, 1996, have been designated Exempt Interest Dividends which are exempt from regular federal personal income tax. Net realized capital gain and market discount distributions are subject to federal taxation.


  Dividends and Distributions to Shareholders

     Tax-exempt net investment income is declared as a dividend monthly and payment is made or reinvestment is credited to shareholder accounts after month-end. Net realized capital gains and/or market discount from investment transactions are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryovers.

                   NUVEEN PREMIUM INCOME MUNICIPAL FUND, INC.

                                OCTOBER 31, 1996

     Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of such distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

  Preferred Shares

     The Board of Directors of the Fund approved a 4 for 1 split of the Fund's Preferred shares effective as of the close of business on August 9, 1995, which lowered the stated value from $100,000 to $25,000 per share.

     The Fund has issued and outstanding 2,800 shares of each Series A, B, C, D and E $25,000 stated value Preferred shares. The dividend rate on each Series may change every 28 days as set by the auction agent, except for series E which may change every seven days.

  Derivative Financial Instruments

     In October 1994, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 119 Disclosure about Derivative Financial Instruments and Fair Value of Financial Instruments which prescribes disclosure requirements for transactions in certain derivative financial instruments including futures, forward, swap, and option contracts, and other financial instruments with similar characteristics. Although the Fund is authorized to invest in such financial instruments, and may do so in the future, it did not make any such investments during the year ended October 31, 1996.

  Use of Estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.

2. FUND SHARES

     There were no share transactions during the year ended October 31, 1996, or the year ended October 31, 1995.

                   NUVEEN PREMIUM INCOME MUNICIPAL FUND, INC.

                                OCTOBER 31, 1996

3. SECURITIES TRANSACTIONS

     Purchase and sales (including maturities) of investments in municipal securities and temporary municipal investments during the year ended October 31, 1996, were as follows:

PURCHASES
Investments in municipal securities.........................  $230,329,706
Temporary municipal investments.............................   175,150,000
SALES AND MATURITIES
Investments in municipal securities.........................   206,132,550
Temporary municipal investments.............................   178,550,000
                                                              ============

     At October 31, 1996, the identified cost of investments owned for federal income tax purposes was the same as the cost for financial reporting purposes for the Fund.

4. DISTRIBUTIONS TO COMMON SHAREHOLDERS

     On November 1, 1996, the Fund declared a Common share dividend distribution of $.0795 from its tax-exempt net investment income which was paid December 2, 1996, to shareholders of record on November 15, 1996.

5. UNREALIZED APPRECIATION (DEPRECIATION)

     Gross unrealized appreciation and gross unrealized depreciation of investments at October 31, 1996, were as follows:

Gross unrealized:
  Appreciation..............................................    $51,365,713
  Depreciation..............................................     (3,711,819)
                                                                -----------
Net unrealized appreciation.................................    $47,653,894
                                                                ===========

6. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES


     Under the Fund's investment management agreement with Nuveen Advisory Corp (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, the Fund pays to the Adviser an annual management fee, payable monthly, at the rates set forth below, which are based upon the average daily net asset value of the Fund:



               AVERAGE DAILY NET ASSET VALUE                    MANAGEMENT FEE
               -----------------------------                    --------------
For the first $125,000,000..................................        .65 of 1%
For the next $125,000,000...................................      .6375 of 1
For the next $250,000,000...................................       .625 of 1
For the next $500,000,000...................................      .6125 of 1
For the next $1,000,000,000.................................         .6 of 1
For net assets over $2,000,000,000..........................      .5875 of 1


     The fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Fund pays no compensation directly to those Directors who are affiliated with the Adviser or to their officers, all of whom receive remuneration for their services to the Fund from the Adviser.

                   NUVEEN PREMIUM INCOME MUNICIPAL FUND, INC.

                                OCTOBER 31, 1996

7. COMPOSITION OF NET ASSETS

     At October 31, 1996, net assets consisted of:


Preferred shares, $25,000 stated value per share, at
  liquidation value.........................................    $  350,000,000
Common shares, $.01 par value per share.....................           637,854
Paid-in surplus.............................................       903,352,773
Balance of undistributed net investment income..............           687,524
Accumulated net realized gain from investment
  transactions..............................................         1,859,722
Net unrealized appreciation of investments..................        47,653,894
                                                                --------------
  Net assets................................................    $1,304,191,767
                                                                ==============
Authorized shares:
  Common....................................................       200,000,000
  Preferred.................................................         1,000,000
                                                                ==============


8. INVESTMENT COMPOSITION

     The Fund invests in municipal securities which include general obligation, escrowed and revenue bonds. At October 31, 1996, the revenue sources by municipal purpose for these investments, expressed as a percent of total investments, were as follows:


Revenue Bonds:
  Housing Facilities........................................     16%
  Electric Utilities........................................     11
  Health Care Facilities....................................      9
  Pollution Control Facilities..............................      8
  Transportation............................................      7
  Educational Facilities....................................      5
  Lease Rental Facilities...................................      4
  Water / Sewer Facilities..................................      4
  Other.....................................................      8
General Obligation Bonds....................................      7
Escrowed Bonds..............................................     21
                                                                ---
                                                                100%
                                                                ===


     Certain long-term and intermediate-term investments owned by the Fund are either covered by insurance issued by several private insurers or are backed by an escrow or trust containing U.S Government or U.S. Government agency securities, both of which ensure the timely payment of principal and interest in the event of default. Such insurance or escrow, however, does not guarantee the market value of the municipal securities or the value of any of the Fund's shares.

     All of the temporary investments in short-term municipal securities have credit enhancements (letters of credit, guarantees or insurance) issued by third party domestic or foreign banks or other institutions.

     For additional information regarding each investment security, refer to the Portfolio of Investments of the Fund.

9. OTHER MATTERS

     As previously reported, certain legal actions challenging the Fund's 1993 rights offering brought by certain Fund shareholders are pending in federal district court in Chicago against John Nuveen & Co. Incorporated ("Nuveen"), Nuveen Advisory Corp., the directors of the Fund, in-house counsel to Nuveen

                   NUVEEN PREMIUM INCOME MUNICIPAL FUND, INC.

                                OCTOBER 31, 1996

(collectively "the Nuveen Defendants"), and the Fund's former outside legal counsel. Certain of the claims in these actions are asserted on behalf of Fund shareholders and certain are asserted on behalf of the Fund.


     On November 4, 1996, a Memorandum of Understanding was signed on behalf of the plaintiffs by their counsel and on behalf of the Nuveen Defendants by their counsel, pursuant to which the above litigation will be settled contingent on agreement by the parties on settlement documentation, approval by the Court of that final settlement documentation, resolution of related claims involving the Fund's former outside counsel, and certain other contingencies. A similar agreement has been reached between plaintiffs and the Fund's former outside counsel. The settlements, which in no way constitute an admission of liability by any defendant, will be paid one half each by the insurer for the Fund's former outside counsel and by the insurer for the Nuveen Defendants. The Memorandum of Understanding provides that the settlement amounts will be paid primarily to the Fund's shareholders allegedly injured by the rights offering and that the Fund will be reimbursed for litigation related expenses and will receive any amounts after shareholder claims are satisfied. If the Court preliminary approves the settlement and related documentation, shareholders will receive formal notification which will include information on the shareholders' rights under the settlement and the procedure for filing any claims. Thereafter, the Court will conduct a hearing to determine whether to grant final approval of the settlement.

                   NUVEEN PREMIUM INCOME MUNICIPAL FUND, INC.



                              FINANCIAL HIGHLIGHTS



     Selected data for a Common Share outstanding throughout each period is as follows:



                                                   YEAR ENDED 10/31
                                 ----------------------------------------------------
                                    1996         1995         1994            1993
                                    ----         ----         ----            ----
Net asset value beginning of
 period........................  $   15.110   $   14.140   $   16.300      $   15.790
OPERATING PERFORMANCE:
 Net investment income.........       1.158        1.235        1.256           1.431
 Net realized & unrealized gain
   (loss) from investments++...       (.097)       1.006       (2.016)+++        .612
DIVIDENDS FROM TAX-EXEMPT NET
 INVESTMENT INCOME:
 To Common shareholders........       (.965)      (1.056)      (1.172)         (1.364)
 To Preferred shareholders+....       (.196)       (.215)       (.156)          (.169)
DISTRIBUTIONS FROM CAPITAL
 GAINS:
 To Common shareholders........       (.050)          --        (.072)             --
Organization and offering costs
 and Preferred share
 underwriting discounts........          --           --           --              --
Net asset value end of
 period........................      14.960       15.110       14.140          16.300
Per Common share market value
 end of period.................      14.500       14.375       13.250          17.750
Total investment return on
 market value**................        8.24%       16.88%      (19.13)%         20.96%
Total return on net asset
 value**.......................        5.92%       14.84%       (5.88)%         12.33%
RATIOS/SUPPLEMENTAL DATA:
 Net assets end of period (in
   thousands)..................  $1,304,192   $1,313,673   $1,252,208      $1,213,064
 Ratio of expenses to average
   net assets***...............         .75%         .76%         .77%            .79%
 Ratio of net investment income
   to average net assets***....        5.67%        6.13%        6.08%           6.28%
 Portfolio turnover rate.......          16%          12%          15%             11%

                                    FIVE
                                   MONTHS               YEAR ENDED 5/31
                                   ENDED      ------------------------------------   7/18/88 TO
                                  10/31/92       1992         1991         1990       5/31/89
                                  --------       ----         ----         ----      ----------
Net asset value beginning of
 period........................  $   15.760   $   15.180   $   14.600   $   14.720   $   14.050
OPERATING PERFORMANCE:
 Net investment income.........        .602        1.492        1.504        1.508        1.101
 Net realized & unrealized gain
   (loss) from investments++...        .023         .492         .532        (.115)        .741
DIVIDENDS FROM TAX-EXEMPT NET
 INVESTMENT INCOME:
 To Common shareholders........       (.516)      (1.135)      (1.080)      (1.080)       (.747)
 To Preferred shareholders+....       (.079)       (.269)       (.376)       (.433)       (.268)
DISTRIBUTIONS FROM CAPITAL
 GAINS:
 To Common shareholders........          --           --           --           --           --
Organization and offering costs
 and Preferred share
 underwriting discounts........          --           --           --           --        (.157)
Net asset value end of
 period........................      15.790       15.760       15.180       14.600       14.720
Per Common share market value
 end of period.................      15.875       16.250       15.375       15.000       14.875
Total investment return on
 market value**................         .73%       13.32%       10.14%        8.39%        4.38%
Total return on net asset
 value**.......................        3.46%       11.72%       11.88%        6.74%       10.44%
RATIOS/SUPPLEMENTAL DATA:
 Net assets end of period (in
   thousands)..................  $1,173,329   $1,167,042   $1,127,103   $1,090,365   $1,089,152
 Ratio of expenses to average
   net assets***...............         .78%*        .66%         .65%         .65%         .62%*
 Ratio of net investment income
   to average net assets***....        6.33%*       6.71%        6.97%        6.98%        6.92%*
 Portfolio turnover rate.......           2%           2%           1%           4%           7%


-------------------------
  * Annualized.

 ** Total Investment Return on Market Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in stock price per share. Total Return on Net Asset Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in net asset value per share.


*** Ratios do not reflect the effect of dividend payments to Preferred shareholders.


  + The amounts shown are based on Common share equivalents.


 ++ Net of taxes, if applicable.



 +++ Includes ($.187) effect of the Fund's Rights Offering of shares as a price below NAV and costs of the offering.

                         REPORT OF INDEPENDENT AUDITORS

The Board of Directors and Shareholders
Nuveen Premium Income Municipal Fund, Inc.

     We have audited the accompanying statement of net assets, including the portfolio of investments, of Nuveen Premium Income Municipal Fund, Inc. as of October 31, 1996, and the related statements of operations and changes in net assets and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of October 31, 1996, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Nuveen Premium Income Municipal Fund, Inc., at October 31, 1996, and the results of its operations, changes in its net assets and its financial highlights for the periods indicated therein in conformity with generally accepted accounting principles.

                                          Ernst & Young LLP
Chicago, Illinois
December 13, 1996

                                                                      APPENDIX A

                             RATINGS OF INVESTMENTS


     STANDARD & POOR'S RATINGS GROUP -- A brief description of the applicable Standard & Poor's Ratings Group ("S&P") rating symbols and their meanings (as published by S&P) follows:


LONG TERM DEBT

     An S&P corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees. The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances. The ratings are based, in varying degrees, on the following considerations:

          1. Likelihood of default -- capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

          2.  Nature of and provisions of the obligation;

          3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

INVESTMENT GRADE

AAA Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A A Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE RATING

     Debt rated "BB", "B", "CCC", "CLARK CURBO" and "C" is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest. While such debt will likely have some quality and protective characteristics these are outweighed by major uncertainties or major exposures to adverse conditions.

BB Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

B Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

     The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

CCC Debt rated "CCC" has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

     The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

CLARK CURBO       The rating "CLARK CURBO" typically is applied to debt
                  subordinated to senior debt that is assigned an actual or implied "CCC" debt rating.

C The rating "C" typically is applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI The rating "CI" is reserved for income bonds on which no interest is being paid.

D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

     PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     PROVISIONAL RATINGS: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise judgment with respect to such likelihood and risk.

L The letter "L" indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is federally insured and interest is adequately collateralized.* In the case of certificates of deposit the letter "L" indicates that the deposit, combined with other deposits being held in the same right and capacity, will be honored for principal and accrued pre-default interest up to the federal insurance limits within 30 days after closing of the insured institution or, in the event that the deposit is assumed by a successor insured institution, upon maturity.

* Continuance of the rating is contingent upon S&P's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flow.

NR Indicates no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

MUNICIPAL NOTES

     An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

     -- Amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note).

     -- Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

NOTE RATING SYMBOLS ARE AS FOLLOWS:

SP-1 Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2  Satisfactory capacity to pay principal and interest.

SP-3  Speculative capacity to pay principal and interest.

     A note rating is not a recommendation to purchase, sell, or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information or based on other circumstances.

COMMERCIAL PAPER

     An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

     Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. These categories are as follows:

A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designation.

B Issues rated "B" are regarded as having only speculative capacity for timely payment.

C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

     A commercial paper rating is not a recommendation to purchase, sell, or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information or based on other circumstances.

     MOODY'S INVESTORS SERVICE, INC -- A brief description of the applicable Moody's Investors Service, Inc. ("Moody's") rating symbols and their meanings (as published by Moody's) follows:

MUNICIPAL BONDS

AAA Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA        Bonds which are rated Ba are judged to have speculative elements;
          their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

CON(--) Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

NOTE: Those bonds in the Aa, A, Baa, Ba, and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1, Ba1 and B1.

SHORT-TERM LOANS

MIG 1/VMIG 1 This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broadbased access to the market for refinancing.

MIG 2/VMIG 2  This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3  This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well-established.

MIG 4/VMIG 4  This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

S.G. This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

COMMERCIAL PAPER

     Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

     --  Leading market positions in well established industries.

     --  High rates of return on funds employed.

     -- Conservative capitalization structures with moderate reliance on debt and ample asset protection.

     -- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

     -- Well-established access to a range of financial markets and assured sources of alternate liquidity.

     Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

     Issuers rated Not Prime do not fall within any of the Prime rating categories.

                                 NUVEEN PREMIUM
                          INCOME MUNICIPAL FUND, INC.

                      STATEMENT OF ADDITIONAL INFORMATION

                                           , 1997

                                                                        NPI 9/97

                          PART C -- OTHER INFORMATION

ITEM 24: FINANCIAL STATEMENTS AND EXHIBITS

  (1) FINANCIAL STATEMENTS:

     PART I


          Portfolio of Investments, April 30, 1997 (unaudited)



          Statement of Net Assets, April 30, 1997 (unaudited)



          Statement of Operations for the six months ended April 30, 1997 (unaudited)



          Statement of Changes in Net Assets for the six months ended April 30, 1997 (unaudited) and for the year ended October 31, 1996 (audited)



          Portfolio of Investments, October 31, 1996 (audited)



          Statement of Net Assets, October 31, 1996 (audited)



          Statement of Operations for the year ended October 31, 1996 (audited)



          Statement of Changes in Net Assets for the two years ended October 31, 1996 (audited)



  (2) EXHIBITS


     The exhibits to this Registration Statement are listed in the Exhibit Index located elsewhere herein.

ITEM 25: MARKETING ARRANGEMENTS


     See Sections 2(a) and 3(i) of the Purchase Agreement filed as an Exhibit herein.


ITEM 26: OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

Securities and Exchange Commission fees                       $ 37,879
Printing and engraving expenses                                100,000
Legal fees                                                      80,000
Accounting expenses                                              3,000
Rating Agency fees                                              75,000
Blue Sky filing fees and expenses                               10,000
Miscellaneous expenses                                           5,000
                                                              --------
          Total*                                              $310,879
                                                              ========

---------------

[*Estimated]

ITEM 27: PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

     Not applicable

ITEM 28: NUMBER OF HOLDERS OF SECURITIES


     At September 15, 1997:



                                                                NUMBER OF
                       TITLE OF CLASS                         RECORD HOLDERS
                       --------------                         --------------
Common Stock, $.01 par value................................       12,598
Preferred Stock, $.01 par value.............................           24

ITEM 29: INDEMNIFICATION

     Article EIGHTH of the Registrant's Articles of Incorporation provides as follows:

     EIGHTH: To the maximum extent permitted by the Minnesota Business Corporation Act, as from time to time amended, the Corporation shall indemnify its currently acting and its former directors, officers, employees and agents, and those persons who, at the request of the Corporation, serve or have served another corporation, partnership, joint venture, trust or other enterprise in one or more such capacities. The indemnification provided for herein shall not be deemed exclusive of any other rights to which those seeking indemnification may otherwise be entitled.

     Expenses (including attorneys' fees) incurred in defending a civil or criminal action, suit or proceeding (including costs connected with the preparation of a settlement) may be paid by the Corporation in advance of the final disposition of such action, suit or proceeding, if authorized by the Board of Directors in the specific case, upon receipt of an undertaking by or on behalf of the director, officer, employee or agent to repay that amount of the advance which exceeds the amount which it is ultimately determined that he is entitled to receive from the Corporation by reason of indemnification as authorized herein; provided, however, that prior to making any such advance at least one of the following conditions shall have been met: (1) the indemnitee shall provide a security for his undertaking, (2) the Corporation shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of the disinterested, non-party directors of the Corporation, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts, that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

     Nothing in these Articles of Incorporation or in the By-Laws shall be deemed to protect or provide indemnification to any director or officer of the Corporation against any liability to the Corporation or to its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office ("disabling conduct"), and the Corporation shall not indemnify any of its officers or directors against any liability to the Corporation or to its security holders unless a determination shall have been made in the manner provided hereafter that such liability has not arisen from such officer's or director's disabling conduct. A determination that an officer or director is entitled to indemnification shall have been properly made if it is based upon (1) a final decision on the merits by a court or other body before whom the proceeding was brought that the indemnitee was not liable by reason of disabling conduct or, (2) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the indemnitee was not liable by reason of disabling conduct, by (a) the vote of a majority of a quorum of directors who are neither "interested persons" of the Corporation as defined in the Investment Company Act of 1940 nor parties to the proceeding, or (b) an independent legal counsel in a written opinion.

     The directors and officers of the Registrant are covered by Investment Trust Errors and Omission policies in the aggregate amount of $40,000,000 (with a maximum deductible of $500,000) against liability and expenses of claims of wrongful acts arising out of their position with the Registrant, except for matters which involve willful acts, bad faith, gross negligence and willful disregard of duty (i.e., where the insured did not act in good faith for a purpose he or she reasonably believed to be in the best interest of the Registrant or where he or she had reasonable cause to believe this conduct was unlawful).

     Section 7 of the Purchase Agreement filed as Exhibit h to this Registration Statement provides for each of the parties thereto, including the Registrant and the Underwriters, to indemnify the others, their directors, certain of their officers and directors and persons who control them against certain liabilities in connection with the offering described herein, including liabilities under the Federal securities laws.

ITEM 30: BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER


     Nuveen Advisory Corp. serves as investment adviser to the following open-end management type investment companies: Nuveen Flagship Multistate Trust I, Nuveen Flagship Multistate Trust II, Nuveen Flagship Multistate Trust III, Nuveen Flagship Multistate Trust IV, Nuveen Flagship Municipal Trust,

Flagship Admiral Funds Inc., Nuveen California Tax-Free Fund, Inc., Nuveen Tax-Free Money Market Fund, Inc., Nuveen Tax-Exempt Money Market Fund, Inc., and Nuveen Tax-Free Reserves, Inc. It also serves as investment adviser to the following closed-end management type investment companies: Nuveen Municipal Value Fund, Inc., Nuveen California Municipal Value Fund, Inc., Nuveen New York Municipal Value Fund, Inc., Nuveen Municipal Income Fund, Inc., Nuveen Premium Income Municipal Fund, Inc., Nuveen Performance Plus Municipal Fund, Inc., Nuveen California Performance Plus Municipal Fund, Inc., Nuveen New York Performance Plus Municipal Fund, Inc., Nuveen Municipal Advantage Fund, Inc., Nuveen Municipal Market Opportunity Fund, Inc., Nuveen California Municipal Market Opportunity Fund, Inc., Nuveen Investment Quality Municipal Fund, Inc., Nuveen California Investment Quality Municipal Fund, Inc., Nuveen New York Investment Quality Municipal Fund, Inc., Nuveen Insured Quality Municipal Fund, Inc., Nuveen Florida Investment Quality Municipal Fund, Nuveen New Jersey Investment Quality Municipal Fund, Inc., Nuveen Pennsylvania Investment Quality Municipal Fund, Nuveen Select Quality Municipal Fund, Inc., Nuveen California Select Quality Municipal Fund, Inc., Nuveen New York Select Quality Municipal Fund, Inc., Nuveen Quality Income Municipal Fund, Inc., Nuveen Insured Municipal Opportunity Fund, Inc., Nuveen Florida Quality Income Municipal Fund, Nuveen Michigan Quality Income Municipal Fund, Inc., Nuveen Ohio Quality Income Municipal Fund, Inc., Nuveen Texas Quality Income Municipal Fund, Nuveen California Quality Income Municipal Fund, Inc., Nuveen New York Quality Income Municipal Fund, Inc., Nuveen Premier Municipal Income Fund, Inc., Nuveen Premier Insured Municipal Income Fund, Inc., Nuveen Premium Income Municipal Fund 2, Inc., Nuveen Insured California Premium Income Municipal Fund, Inc., Nuveen Insured New York Premium Income Municipal Fund, Inc., Nuveen Select Maturities Municipal Fund, Nuveen Arizona Premium Income Municipal Fund, Inc., Nuveen Insured Florida Premium Income Municipal Fund, Nuveen Michigan Premium Income Municipal Fund, Inc., Nuveen New Jersey Premium Income Municipal Fund, Inc., Nuveen Premium Income Municipal Fund 4, Inc., Nuveen Insured California Premium Income Municipal Fund 2, Inc., Nuveen Pennsylvania Premium Income Municipal Fund 2, Nuveen Maryland Premium Income Municipal Fund, Nuveen Massachusetts Premium Income Municipal Fund, Nuveen Virginia Premium Income Municipal Fund, Nuveen Washington Premium Income Municipal Fund, Nuveen Connecticut Premium Income Municipal Fund, Nuveen Georgia Premium Income Municipal Fund, Nuveen Missouri Premium Income Municipal Fund, Nuveen North Carolina Premium Income Municipal Fund, Nuveen California Premium Income Municipal Fund, and Nuveen Insured Premium Income Municipal Fund 2. Nuveen Advisory Corp. has no other clients or business at the present time. The principal business address for all of these investment companies is 333 West Wacker Drive, Chicago, Illinois 60606.

ITEM 31: LOCATION OF ACCOUNTS AND RECORDS

     Nuveen Advisory Corp., 333 West Wacker Drive, Chicago, Illinois 60606, maintains Articles of Incorporation, By-Laws, minutes of directors and shareholders meetings, and contracts of the Registrant and all advisory material of the investment adviser.

     The Chase Manhattan Bank, 4 New York Plaza, New York, New York 10004, maintains all general and subsidiary ledgers, journals, trial balances, records of all portfolio purchases and sales, and all other required records not maintained by Nuveen Advisory Corp. It also maintains all the required records in its capacity as transfer, dividend paying, and shareholder service agent with respect to shares of the Registrant's Common Stock. Bankers Trust Company, 4 Albany Street, New York, New York 10006, maintains all required records in its capacity as transfer agent, registrar, dividend disbursing agent and redemption agent with respect to shares of the Registrant's Municipal Auction Rate Cumulative Preferred Stock.

ITEM 32: MANAGEMENT SERVICES

     Not applicable

ITEM 33: UNDERTAKINGS

     (1) Registrant undertakes to suspend the offering of its shares until it amends its prospectus if (1) subsequent to the effective date of its Registration Statement, the net asset value declines more than

10 percent from its net asset value as of the effective date of the Registration Statement, or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

     (2) Not applicable

     (3) Not applicable

     (4) Not applicable

     (5) Registrant undertakes that:

          (1) For purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as a part of a registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant under Rule 497(h) under the Securities Act of 1933 shall be deemed to be a part of this Registration Statement as of the time it was declared effective.

          (2) For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

     (6) Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

     (7) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding (is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago, and State of Illinois, on the 22nd day of September, 1997.


                                          NUVEEN PREMIUM INCOME
                                          MUNICIPAL FUND, INC.

                                          /s/ LARRY W. MARTIN

                                          --------------------------------------
                                             Larry W. Martin, Vice President


     Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.



                   SIGNATURE                                  TITLE                           DATE
                   ---------                                  -----                           ----

/s/ O. WALTER RENFFTLEN                                Vice President and              September 22, 1997
------------------------------------------------      Controller (Principal
O. Walter Renfftlen                                 Financial and Accounting
                                                            Officer)


Timothy R. Schwertfeger*                            Chairman of the Board and
                                                       Director (Principal
                                                       Executive Officer)

Anthony T. Dean*                                     President and Director

Robert P. Bremner*                                          Director

Lawrence H. Brown*                                          Director

Anne E. Impellizzeri*                                       Director

Peter R. Sawers*                                            Director

William J. Schneider*                                       Director

                                                        By
                                                         /s/ LARRY W. MARTIN

                                                         -----------------------
                                                              Larry W. Martin
                                                              Attorney-in-Fact


                                                             September 22, 1997


---------------

* An original power of attorney authorizing, among others, Timothy R. Schwertfeger, Anthony T. Dean, Gifford R. Zimmerman, Larry W. Martin, and each of them, to execute this Registration Statement, and Amendments thereto, for each of the officers and directors of Registrant on whose behalf this Registration Statement is filed, have been executed and are filed herewith.

                               INDEX TO EXHIBITS


                                                                           SEQUENTIALLY
    EXHIBIT                                                                  NUMBERED
    NUMBER                                                                     PAGE
    -------                                                                ------------
     a.      Restated Articles of Incorporation of Registrant, as
             amended, including the Amendment and Restatement of
             Statement Establishing and Fixing the Rights and Preferences
             of Registrant's Municipal Auction Rate Cumulative Preferred
             Stock (incorporated by reference to Exhibit a of the
             Registration Statement on Form N-2 (Registration Nos.
             333-33651 and 866-5570, which was filed August 14, 1997)....
     b.      By-Laws of Registrant (incorporated by reference to Exhibit
             b of the Registration Statement on Form N-2 (Registration
             Nos. 333-33651 and 866-5570, which was filed August 14,
             1997).......................................................
     c.      Not applicable..............................................
     d.1     Basic Terms of Auction Agency Agreement, including form of request and acceptance letter related thereto (incorporated by reference to Exhibit d.1 of the Registration Statement on
             Form N-2 (Registration Nos. 333-33651 and 866-5570, which
             was filed August 14, 1997)..................................
     d.2     Basic Terms of Broker-Dealer Agreement, including form of
             request and acceptance letter related thereto (incorporated by reference to Exhibit d.2 of the Registration Statement on
             Form N-2 (Registration Nos. 333-33651 and 866-5570, which
             was filed August 14, 1997)..................................
     d.3     Form of Letter of Representation to The Depository Trust
             Company relating to each Series of MuniPreferred
             (incorporated by reference to Exhibit d.3 of the
             Registration Statement on Form N-2 (Registration Nos.
             333-33651 and 866-5570, which was filed August 14, 1997)....
     e.      Dividend Reinvestment Plan (incorporated by reference to
             Exhibit e of the Registration Statement on Form N-2
             (Registration Nos. 333-33651 and 866-5570, which was filed
             August 14, 1997)............................................
     f.      Not applicable..............................................
     g.      Investment Management Agreement (incorporated by reference to Exhibit g of the Registration Statement on Form N-2
             (Registration Nos. 333-33651 and 866-5570, which was filed
             August 14, 1997)............................................
     h.      Form of Purchase Agreement..................................
     i.      Deferred Compensation Plan for Non-Employee Directors
             (incorporated by reference to Exhibit i of the Registration
             Statement on Form N-2 (Registration Nos. 333-33651 and
             866-5570, which was filed August 14, 1997)..................
     j.1     Exchange Traded Fund Custody Agreement (incorporated by
             reference to Exhibit j.1 of the Registration Statement on
             Form N-2 (Registration Nos. 333-33651 and 866-5570, which
             was filed August 14, 1997)..................................
     j.2     Fund Accounting Agreement (incorporated by reference to
             Exhibit j.2 of the Registration Statement on Form N-2
             (Registration Nos. 333-33651 and 866-5570, which was filed
             August 14, 1997)............................................
     k.      Not applicable..............................................
     1.1     Opinion and consent of Vedder, Price, Kaufman & Kammholz....
     1.2     Opinion and consent of Dorsey & Whitney.....................
     m.      Not applicable..............................................
     n.      Consent of Ernst & Young....................................

                                                                           SEQUENTIALLY
    EXHIBIT                                                                  NUMBERED
    NUMBER                                                                     PAGE
    -------                                                                ------------
     o.      Not applicable..............................................
     p.      Subscription Agreement of Nuveen Advisory Corp., dated July
             12, 1988....................................................
     q.      Not applicable..............................................
     r.      Financial Data Schedule.....................................
     s.      Powers of Attorney (incorporated by reference to Exhibit s of the Registration Statement on Form N-2 (Registration Nos.
             333-33651 and 866-5570, which was filed August 14, 1997)....